Registration Statement No. 333-143354
811-09137

As Filed with the Securities and Exchange Commission on April 29, 2013

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-6

REGISTRATION UNDER THE SECURITIES ACT OF 1933          [ X ]

Pre-Effective Amendment No.               [  ]

Post-Effective Amendment No.   11           [ X ]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940         [ X ]

Amendment No.   104           [ X ]

Sun Life of Canada (U.S.) Variable Account I
Registrant

Sun Life Assurance Company of Canada (U.S.)
Depositor

One Sun Life Executive Park
Wellesley Hills, Massachusetts 02481
Depositor's Address

1-800-700-6554
Depositor's Telephone Number

Michael S. Bloom
Assistant Vice President and Senior Counsel
Sun Life Assurance Company of Canada (U.S.)
One Sun Life Executive Park
Wellesley Hills, Massachusetts 02481
Name and Address of Agent For Service

It is proposed that this filing will become effective (check appropriate box)

[  ]  immediately upon filing pursuant to paragraph (b) of Rule 485.

[ X ]  on April 29, 2013 pursuant to paragraph (b) of Rule 485.

[  ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485.

[  ]  on November 1, 2008 pursuant to paragraph (a)(1) of Rule 485.

[  ]  This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PART A

Sun Prime Variable Universal Life Insurance
Sun Life of Canada (U.S.) Variable Account I
A Flexible Premium Combination Fixed and Variable Universal Life Insurance Policy
Prospectus
April 29, 2013

This prospectus describes a combination fixed and variable universal life insurance policy (the "Policy") issued by Sun Life Assurance Company of Canada (U.S.) ("we", "us" or "Company"), a member of the Sun Life Financial group of companies, through Sun Life of Canada (U.S.) Variable Account I, one of our separate accounts.  The Policy is being offered as an individual policy.  This prospectus contains important information You should understand before purchasing a Policy.  We use certain special terms which are defined in Appendix A.  You should read this prospectus carefully and keep it for future reference.  You may choose among a number of Variable Sub-Accounts and a Fixed Account.  The Variable Sub-Accounts invest in shares of the following Funds:

ASSET ALLOCATION	LARGE CAP EQUITY
AllianceBernstein Balanced Wealth Strategy Portfolio (Class B)	Columbia Variable Portfolio - Marsico 21st Century Fund (Class 2)
BlackRock Global Allocation V.I. Fund (Class III)	Fidelity® VIP Contrafund® Portfolio (Service Class 2)6
Fidelity® VIP Balanced Portfolio (Service Class 2)5	Fidelity® VIP Index 500 Portfolio (Service Class 2)6
Franklin Income Securities Fund (Class 2)	Goldman Sachs Structured U.S. Equity Fund (S Shares)2
Franklin Templeton VIP Founding Funds Allocation Fund (Class 2)1,8	Invesco V.I. Comstock Fund (Series II)10
Invesco V.I. Equity and Income Fund (Series II)9	Invesco V.I. Core Equity Fund (Series I)
M Large Cap Growth Fund3
MFS® Conservative Allocation Portfolio (Initial Class)1	M Large Cap Value Fund3, 13
MFS® Global Tactical Allocation Portfolio (Service Class)	MFS® Growth Series (Initial Class)
MFS® Growth Allocation Portfolio (Initial Class)1	MFS® Research Series (Initial Class)
MFS® Moderate Allocation Portfolio (Initial Class)1	MFS® Value Portfolio (Service Class)
MFS® Total Return Portfolio (Service Class)	MFS® Value Series (Initial Class)
PIMCO Global Multi-Asset Portfolio (Administrative Class)1	Mutual Shares Securities Fund (Class 2)
EMERGING MARKETS BOND	Oppenheimer Capital Appreciation Fund/VA (Service Shares)
PIMCO Emerging Markets Bond Portfolio (Administrative Class)	Oppenheimer Main Street Fund/VA (Service Shares)2
EMERGING MARKETS EQUITY	REAL ESTATE EQUITY
MFS® Emerging Markets Equity Portfolio (Service Class)	MFS® Global Real Estate Portfolio (Initial Class)
HIGH YIELD BOND	SHORT TERM BOND
MFS® High Yield Portfolio (Initial Class)	MFS® Limited Maturity Portfolio (Initial Class)
INTERMEDIATE TERM BOND	SMALL CAP EQUITY
Franklin U.S. Government Fund (Class 2)2	DWS Small Cap Index VIP (Class B)8
MFS® Bond Portfolio (Service Class)	Franklin Small Cap Value Securities Fund (Class 2)
MFS® Government Securities Portfolio (Service Class)	M Capital Appreciation Fund3
MFS® Research Bond Series (Initial Class)	MFS® Blended Research Small Cap Equity Portfolio (Initial Class)
PIMCO Total Return Portfolio (Administrative Class)2	MFS® New Discovery Series (Initial Class)
INTERNATIONAL/GLOBAL EQUITY	MFS® New Discovery Value Portfolio (Initial Class)
AllianceBernstein International Value Portfolio (Class B)2	Wanger USA2,3
Invesco V.I. International Growth Fund (Series I)	SPECIALTY/SECTOR EQUITY
M International Equity Fund3	MFS® Utilities Portfolio (Service Class)
MFS® International Growth Portfolio (Service Class)	SPECIALTY/SECTOR COMMODITY
MFS® Research International Portfolio (Service Class)	PIMCO CommodityRealReturn® Strategy Portfolio (Administrative Class)
Oppenheimer Global Fund/VA (Service Shares)12	TARGET DATE
Templeton Growth Securities Fund (Class 2)	Fidelity® VIP Freedom 2015 Portfolio (Service Class 2)1,7,8
INTERNATIONAL/GLOBAL SMALL/MID CAP EQUITY	Fidelity® VIP Freedom 2020 Portfolio (Service Class 2)1,7,8
First Eagle Overseas Variable Fund3	Fidelity® VIP Freedom 2030 Portfolio (Service Class 2)1,7,8
MID CAP EQUITY	MONEY MARKET
Fidelity® VIP Mid Cap Portfolio (Service Class 2)5	MFS® Money Market Portfolio (Initial Class)
Invesco V.I. American Value Fund (Series II)11	MULTI SECTOR BOND
MFS® Mid Cap Growth Series (Initial Class)	Franklin Strategic Income Securities Fund (Class 2)
MFS® Mid Cap Value Portfolio (Initial Class)	INFLATION-PROTECTED BOND
The Universal Institutional Funds, Inc. Mid Cap Growth Portfolio (Class II Shares)4	MFS® Inflation-Adjusted Bond Portfolio (Initial Class)
PIMCO Real Return Portfolio (Administrative Class)2

AJO, L.P. subadvises M Large Cap Value Fund.  AllianceBernstein L.P. advises the AllianceBernstein Variable Products Series Fund, Inc. Portfolios.  BlackRock Advisors, LLC advises the BlackRock Global Allocation V.I. Fund (with BlackRock Investment Management, LLC and BlackRock International Limited serving as subadvisers).  Deutsche Investment Management Americas, Inc. advises the DWS Small Cap Index VIP with Northern Trust Investments, Inc. serving as subadviser. Strategic Advisers, Inc. advises the Fidelity® VIP Freedom Portfolios. Fidelity Management & Research Company advises the Fidelity® VIP Portfolios and advisory entities affiliated with Fidelity Management & Research Company subadvise the Fidelity® VIP Portfolios.  First Eagle Investment Management, LLC advises the First Eagle Overseas Variable Fund.  Templeton Global Advisors Limited advises Templeton Growth Securities Fund.  Franklin Templeton Services, LLC administers the Franklin Templeton Founding Funds Allocation Fund (with the following advising the underlying portfolios of the Fund:  Franklin Advisers, Inc. advising the Franklin Income Securities Fund, Franklin Mutual Advisers, LLC advising Mutual Shares Securities Fund and Templeton Global Advisers Limited advising Templeton Growth Securities Fund).  Franklin Advisers, Inc. advises the Franklin Income Securities Fund, Franklin Strategic Income Securities Fund and Franklin U.S. Government Fund.  Franklin Mutual Advisers, LLC advises the Mutual Shares Securities Fund.  Franklin Advisory Services, LLC advises the Franklin Small Cap Value Securities Fund.  Frontier Capital Management Company, LLC subadvises M Capital Appreciation Fund.  Goldman Sachs Asset Management, L.P. advises the Goldman Sachs Structured U.S. Equity Fund.  Invesco Advisers, Inc. advises the Invesco Funds.  Advisory entities affiliated with Invesco Advisers, Inc. subadvise the Invesco Funds.  M Financial Investment Advisers, Inc. advises the M Fund, Inc. Funds.  Massachusetts Financial Services Company advises the MFS® Portfolios and Series’.  Northern Cross, LLC subadvises M International Equity Fund.  OFI Global Asset Management, Inc. advises the Oppenheimer Fund/VAs.  Pacific Investment Management Company LLC advises the PIMCO Variable Insurance Trust Portfolios.  Columbia Management Investment Advisers, LLC advises the Columbia Variable Portfolio - Marsico 21st Century Fund and Marsico Capital Management, LLC is the subadviser.  DSM Capital Partners, LLC subadvises M Large Cap Growth Fund.  Morgan Stanley Investment Management Inc. advises The Universal Institutional Funds, Inc. Mid Cap Growth Portfolio.  Columbia Wanger Asset Management, LLC advises Wanger USA.
1These are Fund of Funds investment options and the expenses of these Funds include the Fund-level expenses of the underlying Funds as well.   These investment options may be more expensive than Funds that do not invest in other Funds.
2For Policies with Investment Start Dates on or after October 6, 2008, the following underlying Funds qre not available for investment by the Variable Sub-Accounts:  AllianceBernstein International Value Portfolio, Goldman Sachs Structured U.S. Equity Fund, Oppenheimer Main Street Fund/VA, PIMCO Real Return Portfolio, PIMCO Total Return Portfolio, Franklin U.S. Government Fund and Wanger USA.
3These Funds do not have different share classes.
4The Universal Institutional Funds, Inc. Portfolio uses Morgan Stanley UIF Portfolio as a marketing name.
5These Portfolios are in Variable Insurance Products III.
6These Portfolios are in Variable Insurance Products Fund II.
7These Portfolios are in Variable Insurance Products Fund V.
8On and after November 15, 2010, these investment options are not open to new premium or transfers.
9Formerly Invesco Van Kampen V.I. Equity and Income Fund
10Formerly Invesco Van Kampen V.I. Comstock Fund
11Formerly Invesco Van Kampen V.I. American Value Fund
12Formerly Oppenheimer Global Securities Fund/VA
13Formerly M Business Opportunity Value Fund

Sun Life Assurance Company of Canada (U.S.)
One Sun Life Executive Park
Wellesley Hills, Massachusetts 02481
(800) 700-6554

Neither the Securities and Exchange Commission nor any state securities commission has approved these securities or determined that this prospectus is accurate or complete.  Any representation to the contrary is a criminal offense.

This prospectus does not constitute an offering in any jurisdiction where the offering would not be lawful.  You should rely only on the information contained in this prospectus or in the prospectus or statement of additional information of the Funds.  We have not authorized anyone to provide You with information that is different.

Risk/Benefit Summary of Policy

Right of Return Period

You may return the Policy within 10 days from the date of receipt of the Policy and receive a refund.  A longer period may apply in some states.

Premium Payments

-	Generally, You must make a minimum Initial Premium payment equal to two Minimum Monthly Premiums. The minimum Initial Premium is shown in the illustration for the Policy and is shown in the Policy.

-	You choose the amount and timing of subsequent premium payments, within certain limits.

-	You may allocate your net premium payments among the Policy's available Sub-Accounts.

CONTRACT BENEFITS

Account Value

Account Value is the sum of the amounts in each Sub-Account with respect to the Policy.

The Policy's Account Value will reflect-

-	the premiums You pay;

-	the investment performance of the Variable Sub-Accounts You select, and/or the interest credited to the Fixed Account;

-	any loans or partial withdrawals;

-	the charges we deduct under the Policy.

Accessing the Policy’s Account Value

-	You may borrow from us using your Account Value as collateral.

-
You may surrender the Policy for its Cash Surrender Value.  Cash Surrender Value is Account Value minus any surrender charges and the amount of any Policy Debt.  The surrender charge period ends 10 years after You purchase the Policy or increase the Specified Face Amount of the Policy.

-
You may make a partial withdrawal of some of the Policy’s Cash Surrender Value after the Policy has been in force for one year.  A partial withdrawal will cause a decrease in the Specified Face Amount of the Policy if your death benefit option is A or C.  Reducing the Cash Surrender Value with a partial withdrawal may increase the risk of Policy lapse.

Death Benefit Compliance Test

-	For favorable federal tax treatment, the Policy must meet one of the following standards-

	-	the Guideline Premium Test, or

	-	the Cash Value Accumulation Test.

-	You choose the applicable test. You may not change your election.

-	Please see the Death Benefit Compliance Test paragraph in the About the Policy section of the prospectus for the Guideline Premium Test and Cash Value Accumulation Test definitions.

Death Benefit

If the Policy is in force at the time we receive due proof of the Insured's death, we will pay the beneficiary an amount based on the death benefit option in effect, plus any supplemental benefits added to the Policy, less Policy Debt and any overdue monthly deductions.

Specified Face Amount (“SFA”) is the minimum amount of life insurance in the Policy.

-	You have a choice of three death benefit options-

-	the Specified Face Amount (Option A); or

-	the Specified Face Amount plus Account Value (Option B); or

-	the Specified Face Amount plus the sum of premiums paid (Option C).

-	After the first Policy Year, You may change the Specified Face Amount.

-	After the Policy Date, You may change the death benefit option.

Investment Options

-	You may allocate your net premium payments among the Variable Sub-Accounts and the Fixed Account.

-	You may transfer amounts from one Variable Sub-Account to another, subject to any limits that we or the Funds may impose. We will notify You in writing of any such limitations.

-	You may transfer amounts to and from the Fixed Account, subject to our transfer rules in effect at time of transfer.

Reinstatement

If the Policy terminates due to insufficient value, we will reinstate it within three years at your request, subject to certain conditions.

Supplemental Benefits

-	You may supplement the Policy with the following riders where available-

-	accelerated benefits
-	waiver of monthly deductions
-	payment of stipulated amount
-	supplemental term insurance
-	enhanced cash surrender value
-	loan lapse protection
-	long term accumulation (“LTA”)
-	charitable giving benefit
-	travel assistance

-	We will deduct the cost, if any, of the rider(s) from the Policy's Account Value on a monthly basis.

CONTRACT RISKS

The Variable Account

-	The assets attributable to the Policies are held in a variable separate account.

-	The assets of the variable separate account are free from our general creditor's claims.

-	The variable separate account is divided into Variable Sub-Accounts.

-	Each Variable Sub-Account invests exclusively in shares of a corresponding mutual fund.

-
When You choose Variable Sub-Accounts in the Variable Account, your benefits will fluctuate because the benefits reflect the impact of certain economic conditions on the mutual funds underlying the Variable Sub-Accounts You have elected.  These conditions include, but are not limited to

-	inflationary forces,

-	changes in rates of return available from different types of investments,

-	changes in employment rates and

-	the presence of international conflict.

-	With such Variable Sub-Accounts, You assume all investment risk. Investment risk is the risk of poor investment performance.

-	Poor investment performance can result in a loss of all or some of your investment.

-	A comprehensive discussion of the risks of such Variable Sub-Accounts may be found in the underlying Fund's prospectus.

-
It is unsuitable to purchase a life insurance policy as a short-term savings vehicle because surrender charges are highest in the early Policy Years.  Cost of insurance and other insurance-related charges are appropriate to a life insurance policy and not to a short-term savings vehicle.

-
Partial withdrawals may occur monthly after Policy Year 1.  Each partial withdrawal must be for at least $500.  Additionally, the Specified Face Amount remaining after a partial withdrawal cannot be less than $100,000.

What If Charges and Deductions Exceed Account Value less Policy Debt?

-	Unless the No-Lapse Guarantee applies, the Policy will terminate if the Account Value less Policy Debt at the beginning of any Policy Month is less than the charges and deductions then due.

-	We will send You notice and allow You a 61 day Grace Period.

-	If, within the Grace Period, You do not make a premium payment sufficient to cover all charges and deductions due, the Policy will terminate at the end of the Grace Period.

-	If the Policy terminates, all coverage ceases and no benefits are payable.

No-Lapse Guarantee

The Policy will not terminate during the No-Lapse Guarantee Period if the premiums paid less partial withdrawals less Policy Debt exceed the sum of Minimum Monthly Premiums from the Policy Date to the Valuation Date.  The No-Lapse Guarantee Period is based on the Insured's Issue Age and the amount of planned periodic premium You pay.  It may vary in length by state but may not exceed 20 years.

Federal Tax Considerations

Purchase of, and transactions under, the Policy may have adverse or unfavorable tax consequences that You should consider.  You may wish to consult a qualified tax professional prior to purchase regarding tax treatment of death benefits, loans and surrenders.

The following tables describe the fees and expenses that You will pay when buying, owning and surrendering the Policy.  The first table describes the fees and expenses that You will pay at the time that You buy the Policy, surrender the Policy or transfer amounts between Investment Options.

TRANSACTION FEES
Charge	When Charge is Deducted	Amount Deducted	Amount Deducted if LTA Rider in Effect
Premium Expense Charge1 (3.25% of this Charge is used for state and federal tax obligations) Maximum Charge: Current Charge:	Upon premium receipt	(as a % of premium) 8.25% 6.50%	(as a % of premium) 15.00% 15.00%
Surrender Charge Maximum Charge: Minimum Charge: Representative Owner Charge4: (male, super preferred, non-tobacco, Issue Age 45, Policy Year 1)	Upon policy surrender before the eleventh Policy Year and upon surrender of a Policy increase before ten years have elapsed from the increase effective date	(per $1000 of Specified Face Amount “SFA”) $40.132,3 $0.162,3 $7.763	(per $1000 of Specified Face Amount “SFA”) None3
Loan Lapse Protection Rider5 Maximum Charge:	On the Rider Exercise Date	(of Account Value) 3.5%	(of Account Value) 3.5%
Transfer Fee Maximum Charge: Current Charge:	Upon each transfer in excess of 12 in a Policy Year	$15.00 $0.00	$15.00 $0.00

The next table describes the fees and expenses that You will pay periodically during the time You own the Policy, not including Fund fees and expenses.

PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES
Charge	When Charge is Deducted	Amount Deducted	Amount Deducted if LTA Rider in Effect
Cost of Insurance Maximum Charge: Minimum Charge: Representative Owner Charge4: (male, super preferred, non- tobacco, Issue Age 45, Policy Year 1)	At the beginning of each Policy Month	(per $1000 of Policy Net Amount at Risk “PNAR”) $83.336 $0.026 $0.13	(per $1000 of Policy Net Amount at Risk “PNAR”) $83.336 $0.026 $0.16
Mortality and Expense Risk Charge7 Maximum Charge: Current Charge:	At the beginning of each Policy Month	(on the assets allocated to the Variable Sub-Accounts)	(on the assets allocated to the Variable Sub-Accounts)
		0.60% 0.60%	0.25% 0.00%
Monthly Expense Charge8 Maximum Charge: Minimum Charge: Representative Owner Charge4: (male, super preferred, non- tobacco, Issue Age 45)	At the beginning of each Policy Month	$8.00 + $1.11 per $1000 of SFA $8.00 + $0.02 per $1000 of SFA $8.00 + $0.12 per $1000 of SFA	$8.00 + $4.00 per $1000 of SFA $8.00 + $0.04 per $1000 of SFA $8.00 + $0.20 per $1000 of SFA

Charge	When Charge is Deducted	Amount Deducted	Amount Deducted if LTA Rider in Effect
Loan Interest9	At the end of each Policy Year	(as a % of Policy Debt) 4.0%	(as a % of Policy Debt) 4.0%
Flat Extra Charge	At the beginning of each Policy Month	(per $1000 of Total Net Amount at Risk)	(per $1000 of Total Net Amount at Risk)
Maximum Charge:		$20.00	$20.00

The next table describes the charges You will pay periodically during the time You own any riders attached to the Policy.

OPTIONAL CHARGES
Charge	When Charge is Deducted	Amount Deducted	Amount Deducted if LTA Rider in Effect
Waiver of Monthly Deductions Rider Maximum Charge: Minimum Charge: Representative Owner Charge4: (Issue Age 45)	At the beginning of each Policy Month	(per $1000 of SFA and Supplemental Insurance Rider Face Amount “SIRFA”)	(per $1000 of SFA and Supplemental Insurance Rider Face Amount “SIRFA”)
		$0.1610 $0.0110 $0.06	$0.1610 $0.0110 $0.06
Payment of Stipulated Amount Rider Maximum Charge: Minimum Charge: Representative Owner Charge4: (male, Issue Age 45, benefit payable to age 70)	At the beginning of each Policy Month	(per $100 of Stipulated Amount11)	(per $100 of Stipulated Amount11)
		$0.7912 $0.1312 $0.46	$0.7912 $0.1312 $0.46
Supplemental Insurance Rider Maximum Charge: Minimum Charge: Representative Owner Charge4: (male, super preferred, non- tobacco, Issue Age 45, Policy Year 1)	At the beginning of each Policy Month	(per $1000 of Rider Net Amount at Risk)	(per $1000 of Rider Net Amount at Risk)
		$83.336 $0.026 $0.13	$83.336 $0.026 $0.16
Enhanced Cash Surrender Value Rider Maximum Charge: Minimum Charge: Representative Owner Charge4: (male, super preferred, non-tobacco, Issue Age 45, Policy Year 1)	At the beginning of each Policy Month	(Per $1000 of SFA) $2.0613 $0.0213 $0.14	Not available

The next item shows the minimum and maximum total operating expenses charged by the Funds that You may pay periodically during the time that You own the Policy.  More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.
TOTAL ANNUAL FUND OPERATING EXPENSES (deducted by each Fund on the average daily net asset value of each Fund)	Minimum	Maximum
Total Annual Fund Expenses (expenses that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.35%	1.65%
1The elements making up the Premium Expense Charge are discussed on page 26.  The Charge is deducted from premium received.
2The maximum charge possible is for an Insured male, standard, tobacco, Issue Age 85, Policy Year 1.  The minimum charge possible is for an Insured female, super-preferred, non-tobacco, Issue Age 18, Policy Year 10.  The surrender charge varies based on the Specified Face Amount, the length of time the Policy has been in force and the length of time an increase in Specified Face Amount has been in effect, the Insured’s Issue Age, sex and rating class. The charges shown may not be representative of the charge You may pay.  Please contact your financial adviser for the particular charge applicable to You.
3There are no surrender charges applicable if the Enhanced Cash Surrender Value Rider or LTA Rider is attached.  The Enhanced Cash Surrender Value Rider may not be elected if the LTA Rider has been elected.
4It is assumed the Owner and the Insured are the same person.  Charges shown are those currently applicable.
5 The rider charge equals the excess of 99.5% of the Account Value over the Policy Debt.  For additional detail for the Loan Lapse Protection Rider, please see page 30.
6The maximum charge possible is for an Insured male, standard, tobacco, Issue Age 85, Policy Year 35.  The minimum charge possible is for an Insured female, super preferred, non-tobacco, Issue Age 18, Policy Year 10.  The charges vary based on the length of time the Policy or rider has been in force and Insured’s Issue Age, sex and rating class. The charges shown may not be representative of the charge You may pay.  Please contact your financial adviser for the particular charge applicable to You.  For substandard risk classifications, the Company reserves the right to charge up to 500% of the charges shown in the Fee Table.  Please see pages 27-28 of the prospectus for additional detail.
7The annual rate is shown in the table. The charge is deducted on a monthly basis.
8The per $1000 of Specified Face Amount charge applies for the first 5 Policy Years following the Issue Date and for the first 5 Policy Years following the effective date of any increase in Specified Face Amount.  For a Policy without the LTA Rider, the maximum charge possible is for an Insured male, standard, tobacco, Issue Age 85.  The minimum charge possible is for an Insured female, super preferred, non-tobacco, Issue Age 18.  For a Policy with the LTA Rider, the maximum charge possible is for an Insured male, standard, tobacco, Issue Age 85.  The minimum charge possible is for an Insured female, super preferred, non-tobacco, Issue Age 18.  The monthly expense charge varies based on the Insured's Issue Age, sex and rating class.  The charges shown may not be representative of the charge You may pay.  Please contact your financial adviser for the particular charge applicable to You.
9Loan Interest is charged as a percentage of Policy Debt and is added to Policy Debt.  For Policy Years 10 and thereafter, a Policy with the LTA Rider has a loan interest rate of 3.0%.  A Policy without the LTA Rider has a loan interest rate of 3.5%.  See page 21 for additional detail regarding Loan Interest.
10The maximum charge possible is for an Insured, Issue Age 55.  The minimum charge possible is for an Insured, Issue Age 18.  Charges vary by Issue Age only.  The charges shown may not be representative of the charge You may pay.  Please contact your financial adviser for the particular charge applicable to You.
11To increase the variety of Stipulated Amounts electable, the charge imposed is per $100 of Stipulated Amount.
12The maximum charge possible is for an Insured male, Issue Age 55, benefit payable to age 70.  The minimum charge possible is for an Insured male, Issue Age 18, benefit payable to age 65.  Charges vary based on the Insured's Issue Age, sex and duration of payment option.  Disability rates for males are lower than females at younger ages and much higher for males than females at older ages.  The use of rates for males provides an appropriate range of rates. The charges shown may not be representative of the charge You may pay.  Please contact your financial adviser for the particular charge applicable to You.
13The per $1000 of Specified Face Amount charge applies for the first 10 Policy Years following the Issue Date and for the first 10 Policy Years following the effective date of any increase in Specified Face Amount.  The maximum charge possible is for an Insured male, standard, tobacco, Issue Age 85.  The minimum charge possible is for an Insured female, super preferred, non-tobacco, Issue Age 18.  The Enhanced Cash Surrender Value Rider charge varies based on the Insured's Issue Age, sex and rating class.  The charges shown may not be representative of the charge You may pay.  Please contact your financial adviser for the particular charge applicable to You.

Sun Life Assurance Company of Canada (U.S.)

We are a stock life insurance company incorporated under the laws of Delaware on January 12, 1970.  We do business in 49 states, the District of Columbia, Puerto Rico and the Virgin Islands.  We have an insurance company subsidiary that does business in New York.  Our executive office mailing address is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.
The ultimate corporate parent of Sun Life Assurance Company of Canada (U.S.) is Sun Life Financial Inc. (“Sun Life Financial”).  Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York and Philippine stock exchanges.  Sun Life Financial has announced the execution of a definitive agreement  to sell its United States domestic annuity business and certain of its United States life insurance businesses to Delaware Life Holdings, LLC (the “Purchaser”) (the “Proposed Transaction”).  The Purchaser is a limited liability company organized under the laws of the State of Delaware.  The Proposed Transaction will include the transfer of all of the issued and outstanding shares of the Company to the Purchaser.  The closing date for the Proposed Transaction is expected to be as soon as May 31, 2013, subject to receipt of all required regulatory approvals as well as satisfaction of other closing conditions.   Although completion of the Proposed Transaction will result in a change in control of the Company, the terms and conditions of your Policy with the Company will not change and you will not need to take any action.

The Variable Account

We established Sun Life of Canada (U.S.) Variable Account I in accordance with Delaware law on December 1, 1998.  The Variable Account may also be used to fund benefits payable under other life insurance policies issued by us.  We are obligated to pay all benefits payable under the Policy.

We own the assets of the Variable Account.  The income, gains or losses, realized or unrealized, from assets allocated to the Variable Account are credited to or charged against the Variable Account without regard to our other income, gains or losses.

We will at all times maintain assets in the Variable Account with a total market value at least equal to the reserves and other liabilities relating to the variable benefits under all policies participating in the Variable Account and the Variable Account is fully funded for the purpose of Federal securities laws.  The assets of the Variable Account are insulated from our general liabilities and may not be charged with our liabilities from our other business.  Our obligations for the fixed account allocations and death benefits payable under the policies are, however, our general corporate obligations.

The Variable Account is registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust.  Registration under the 1940 Act does not involve any supervision by the SEC of the management or investment practices or policies of the Variable Account.

The Variable Account is divided into Variable Sub-Accounts.  Each Variable Sub-Account invests exclusively in shares of a corresponding investment portfolio of a registered investment company (commonly known as a mutual fund).  We may in the future add new or delete existing Variable Sub-Accounts.  The income, gains or losses, realized or unrealized, from assets allocated to each Variable Sub-Account are credited to or charged against that Variable Sub-Account without regard to the other income, gains or losses of the other Variable Sub-Accounts.  All amounts allocated to a Variable Sub-Account will be used to purchase shares of the corresponding mutual fund.  The Variable Sub-Accounts will at all times be fully invested in mutual fund shares.  The Variable Account may contain certain variable sub-accounts which are not available under the Policy.

The Funds

The Policy offers a number of Fund options shown on page 1.  Each Fund is a mutual fund registered under the Investment Company Act of 1940, or a separate series of shares of such a mutual fund.  More comprehensive information, including a discussion of potential risks, is found in the current prospectuses for the Funds (the "Fund Prospectuses").  The Fund Prospectuses should be read in connection with this prospectus.  A copy of each Fund Prospectus may be obtained without charge by calling (800) 700-6554, or writing to Sun Life Assurance Company of Canada (U.S.), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

Although the investment objectives and policies of the Funds may be similar to those of other mutual funds managed by the Funds' investment advisers, the investment results of the Funds can differ significantly from those of such other mutual funds.  Some of the Funds' investment advisers may compensate us for administering the Funds as investment options under the Policy.  Such compensation is paid from advisers' assets.

The Funds may also be available to separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as our other separate accounts.  Although we do not anticipate any disadvantages in this, there is a possibility that a material conflict may arise between the interests of the Variable Account and one or more of the other separate accounts participating in the Funds.  A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of policyowners and those of other companies, or some other reason.  In the event of conflict, we will take any steps necessary to protect policyowners, including withdrawal of the Variable Account from participation in the Funds which are involved in the conflict or substitution of shares of other Funds.

Fees and Expenses of the Funds

Fund shares are purchased at net asset value, which reflects the deduction of investment management fees and certain other expenses.  The management fees are charged by each Fund's investment adviser for managing the Fund and selecting its portfolio of securities.  Other Fund expenses can include such items as interest expense on loans and contracts with transfer agents, custodians and other companies that provide services to the Fund.

The Fund expenses are assessed at the Fund level and are not direct charges against Variable Account assets or reductions from Cash Values.  These expenses are taken into consideration in computing each Fund's net asset value, which is the share price used to calculate the Unit Values of the Variable Account.  Thus, You indirectly bear the fees and expenses of the Funds You select.  The table presented earlier shows annual expenses paid by the Funds as a percentage on the average daily net asset value of each Fund.

The management fees and other expenses of the Funds are more fully described in the Fund Prospectuses.  The information relating to the Fund expenses was provided by the Fund and was not independently verified by us.

Our General Account

Our general account consists of all of our assets other than those in our variable separate accounts.  Subject to applicable law, we have sole discretion over the investment of our general account assets.

The Fixed Account is not a security and the general account is not an investment company.  Interests in our general account offered through the Fixed Account have not been registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the Investment Company Act of 1940.

You may allocate net premiums to the Fixed Account and may transfer a portion of your investments in the Variable Sub-Accounts to the Fixed Account.  You may also transfer a portion of your investment in the Fixed Account to any of the Variable Sub-Accounts.  Transfers may be subject to certain restrictions.  Please see pages 21-24 for more detail regarding transfer restrictions.

An investment in the Fixed Account does not entitle You to share in the investment experience of our general account.  Instead, we guarantee that your fixed account investment will accrue interest daily at an effective annual rate of at least 3%, without regard to the actual investment experience of our general account.  We may, at our sole discretion, credit a higher rate of interest, but are not obligated to do so.

Investment Programs

Dollar Cost Averaging.  You may select, at no extra charge, a dollar cost averaging program by allocating a minimum of $5,000 to a Sub-Account designated by us.  Each month or quarter, a level amount will be transferred automatically, at no cost, to one or more Variable Sub-Accounts chosen by You, up to a maximum of twelve.  The program continues until your Account Value allocated to the program is depleted or You elect to stop the program.

The main objective of a dollar cost averaging program is to minimize the impact of short-term price fluctuations.  Since the same dollar amount is transferred to other available Variable Sub-Accounts at set intervals, dollar cost averaging allows You to purchase more Units (and, indirectly, more Fund shares) when prices are low and fewer Units (and, indirectly, fewer Fund shares) when prices are high.  Therefore, a lower average cost per Unit may be achieved over the long-term.  A dollar cost averaging program allows You to take advantage of market fluctuations.  However, it is important to understand that a dollar cost averaging program does not assure a profit or protect against loss in a declining market.

Asset Rebalancing.  Once your money has been allocated among the Sub-Accounts, the earnings may cause the percentage invested in each Sub-Account to differ from your allocation instructions.  You can direct us to automatically rebalance the Policy among your Sub-Accounts to return to your allocation percentages by selecting our asset rebalancing program.  The rebalancing will be on a calendar quarter, semi-annual or annual basis, depending on your instructions.  Rebalancing will not occur if the total Sub-Account allocations are less than $1,000.

There is no charge for asset rebalancing.  In addition, rebalancing will not be counted against any limit we may place on your number of transfers in a Policy Year.  You may not select dollar cost averaging and asset rebalancing at the same time.  We reserve the right to modify, suspend or terminate this program at any time.  We also reserve the right to waive the $1,000 minimum amount for asset rebalancing.

Asset Allocation.  One or more asset allocation programs may be made available in connection with the Policy, at no extra charge.  Asset allocation is the process of investing in different asset classes -- such as equity funds, fixed income funds and money market funds -- depending on your personal investment goals, tolerance for risk, and investment time horizon.  By spreading your money among a variety of asset classes, You may be able to reduce the risk and volatility of investing, although there are no guarantees, and asset allocation does not insure a profit or protect against loss in a declining market.  Currently, You may select one of the asset allocation models, each of which represents a combination of Variable Sub-Accounts with a different level of risk.  These asset allocation models, as well as the terms and conditions of the asset allocation program, are fully described in a separate brochure.  We may add or delete such programs in the future.  If You elect an asset allocation program, we automatically rebalance your premium payments among the Variable Sub-Accounts represented in the model You choose.  We rebalance your premium payments on a quarterly basis, without further instruction from You.  Our asset allocation programs are “static” programs.  We do not change the original percentage allocations among the Variable Sub-Accounts that are used for rebalancing purposes in your chosen model.  We may, however, terminate the program or choose a different model.  Also, the asset allocation models are reviewed and, as a result, may be substituted for new models and existing models may be terminated.  If so, the new models will be offered only to Policies issued on or after the date the new model goes into effect or to owners who elect an asset allocation program on or after that date.  Owners of any existing asset allocation programs may make an independent decision to change their asset allocations at any time during the duration of an asset allocation model or after the asset allocation model has terminated.  If an existing model is terminated, we will rebalance your Variable Sub-Accounts to the percentage allocations of the terminated model, unless You advise us otherwise.  We will also allocate new premium to the percentage allocations of the terminated model unless otherwise instructed by You.  You should consult your financial adviser periodically to consider whether the model You have selected is still appropriate for You or whether You wish to change your percentage allocations.

About the Policy

This prospectus describes the standard features of the Policy.  The Policy, as issued, may differ in some respects due to the insurance laws and regulations of the state where the Policy is issued.

Policy Application, Issuance and Initial Premium

To purchase a Policy, You must first submit an application to our Principal Office.  We may then follow certain underwriting procedures designed to determine the insurability of the proposed Insured.  We offer the Policy on a regular (medical) underwriting basis and simplified underwriting basis.  We may require medical examinations and further information before the proposed application is approved.  Simplified underwriting is available to certain groups of Insureds, with all Insureds meeting certain other underwriting requirements.  We must pre-approve any simplified underwriting arrangement.  The cost of insurance rates are higher for healthy individuals when simplified underwriting is used instead of regular underwriting.  Proposed Insureds must be acceptable risks based on our underwriting limits and standards.  A Policy cannot be issued until the underwriting process has been completed to our satisfaction.  We reserve the right to reject an application that does not meet our underwriting requirements or to increase by no more than 500% the cost of insurance charges applicable to an Insured to cover the cost of the increased mortality risk borne by the Company.

You must specify certain information in the application, including the Specified Face Amount, the death benefit option and supplemental benefits, if any.  The Specified Face Amount generally may not be decreased below $100,000-the “Minimum Specified Face Amount.”

While your application is being reviewed, we may make available to You temporary life insurance coverage if You have signed a Policy Application and, at that same time, submitted a separate signed application for temporary coverage and made an advance payment.  The temporary coverage, if available, begins on the date that separate application for it is signed, has a maximum amount and is subject to other conditions.

Pending approval of your application, any advance payments will be held in our general account.  Upon approval of the application, we will issue to You a Policy on the life of the Insured.  The Issue Date is the date we produce the Policy on our system and is specified in the Policy.  The Investment Start Date is the date the first premium is applied, which will be the later of-

-	the Issue Date,

-	the Policy Date or

-	the date a premium is paid equal to or in excess of the specified Initial Premium.

If an application is not approved, we will promptly return all advance payments to You.

Death Benefit Compliance Test.  The Policy must, at all times, satisfy one of two legal standards for it to qualify as life insurance and thus be entitled to receive favorable tax treatment under applicable federal tax law.  We will refer to these standards as the “Cash Value Accumulation Test” and the “Guideline Premium Test.”  Under both tests, the Death Benefit must effectively always equal or exceed your Account Value multiplied by a certain percentage (the “Death Benefit Percentage”).  The Death Benefit Percentages for the Guideline Premium Test vary by age, whereas those for the Cash Value Accumulation Test vary by age and sex.  The Death Benefit Percentages for the Cash Value Accumulation Test, in general, are greater than those for the Guideline Premium Test.  The Guideline Premium Test imposes limits on the amount of premium You may pay under the Policy, where the Cash Value Accumulation Test does not.  You must specify in the Policy application which of these tests will apply to the Policy.  You may not change your selection once the Policy has been issued.  In general, if your primary objective is maximum accumulation of Account Value during the initial Policy Years, then the Cash Value Accumulation Test would be the more appropriate choice.  If your primary objective is the most economically efficient method of obtaining a specified amount of coverage, then the Guideline Premium Test is generally more appropriate.  Because your choice of tests depends on complex factors and may not be changed, You should consult with a qualified tax adviser before deciding.

Right of Return Period

If You are not satisfied with the Policy, it may be returned by delivering or postmarking it to our Principal Office or to the representative from whom the Policy was purchased within 10 days from the date of receipt of the Policy (the "Right of Return Period").  A longer period may apply in some states.

A Policy returned under this provision will be deemed void.  You will receive a refund equal to the greater of premium payments made and premium payments made plus money market return, if the Policy indicates this is your right; otherwise, your refund will equal the sum of-

-	the difference between any premium payments made, including fees and charges, and the amounts allocated to the Variable Account;

-	the value of the amounts allocated to the Variable Account on the date the cancellation request is received by us at our Principal Office; and

-	any fees or charges imposed on amounts allocated to the Variable Account.

Unless the Policy indicates You are entitled to receive a full refund of premiums paid, we will allocate net premium payments to the Sub-Accounts in accordance with your allocation instructions.  You bear all of the investment risk during the Right of Return Period.
If the Policy indicates You are entitled to receive a full refund of premiums paid, we will allocate the net premium payments to the MFS Money Market Fund or to our general account, whichever we specify in your Policy.  Upon expiration of the number of days in the Right of Return Period, as measured from the Issue Date, plus five days, the Account Value in the MFS Money Market Fund or in the general account, as applicable, will be transferred to the Sub-Accounts in accordance with your allocation instructions.

Policies delivered in Connecticut, Georgia, Maryland and North Carolina only.  During the first eighteen months (twenty-four months in North Carolina) the Policy is in force, You may exchange it for a flexible premium adjustable life insurance policy issued by Us or an affiliate, the benefits of which do not vary with the investment performance of a separate account.  The Account Value of the Policy will be transferred to the new policy.  We will not require evidence of insurability for the exchange.  To effect an exchange, You must give Us written notice at Our Principal Office within this eighteen-month (or twenty-four month) period.

Premium Payments

All premium payments must be made payable to Sun Life Assurance Company of Canada (U.S.) and mailed to our Principal Office.  The Initial Premium will be due and payable as of the Policy's Issue Date.  The minimum Initial Premium is, generally, two Minimum Monthly Premiums.  The amount of Minimum Monthly Premium is determined by the Specified Face Amount, death benefit option election, optional rider election and risk and underwriting classification of the Insured.  Additional premium payments may be paid to us subject to the limitations described below.  We will not reject any premium payment necessary to maintain coverage and will provide You notice if additional premium is required to maintain coverage.

Premium.  We reserve the right to limit the number of premium payments we accept in a year.  No premium payment may be less than $50 without our consent, although we will accept a smaller premium payment if necessary to keep the Policy in force.  We reserve the right to reject a premium payment that, if accepted, would cause the Policy, at its current death benefit, to no longer meet the definition of “life insurance” under the Internal Revenue Code.  If You provide satisfactory evidence of insurability, we can retain the premium and increase the death benefit while maintaining the Policy’s “life insurance” status under the Internal Revenue Code.

We will not accept premium payments that would, in our opinion, cause the Policy to fail to qualify as life insurance under applicable federal tax law.  If a premium payment is made in excess of these limits, we will accept only that portion of the premium within those limits, and will refund the remainder to You.

Specified Face Amount increases and decreases will impact the level of premium You need to pay to maintain coverage.  Your financial adviser can provide an illustration showing the effects on premium funding of Specified Face Amount changes.

After the policy anniversary on which the Insured is Attained Age 121, we will not accept any more premium payments for the Policy.

Guideline Premium Test Limitations.  The Guideline Premium Test limits the amount of premium You may pay per year.  We will not accept premium payments that would, in our opinion, exceed these limits, if You have chosen this test as the applicable Death Benefit Compliance Test, unless You have expressly directed us to do so.  We may require satisfactory evidence of insurability before we accept such a premium.  We will inform You of the applicable maximum premium limitations for the coming years in our annual report to You.  In contrast, the Cash Value Accumulation Test does not impose any additional limitations on the amount of premium You may pay.

Net Premiums.  The net premium is the amount You pay as the premium less the Premium Expense Charge.  The Premium Expense Charge is a sales load and covers Federal and State tax liabilities related to premium, agent compensation and other at issue costs.

Allocation of Net Premium.  Except as otherwise described herein, net premium will be allocated in accordance with your allocation percentages.  You must allocate at least 1% of net premium to any Sub-Account You choose. Percentages must be in whole numbers.  We reserve the right to limit the number of Sub-Accounts to which You may allocate your Account Value to not more than 20 Sub-Accounts.  You may change your allocation percentages at any time by telephone or written request to our Principal Office.  Telephone requests will be honored only if we have a properly completed telephone authorization form for You on file.  We, our affiliates and the representative from whom You purchased the Policy will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine.  We will use reasonable procedures to confirm that instructions communicated by telephone are genuine.  You will be required to identify yourself by name and a personal identification number for transactions initiated by telephone.  An allocation change will be effective as of the date we receive notice of that change.

Planned Periodic Premiums.  While You are not required to make additional premium payments according to a fixed schedule, You may select a planned periodic premium schedule and corresponding billing period, subject to our limits.  We will send You reminder notices for the planned periodic premium at each billing period as specified in the Policy, unless reminder notices have been suspended as described below.  You are not required, however, to pay the planned periodic premium; You may increase or decrease the planned periodic premium subject to our limits, and You may skip a planned payment or make unscheduled payments.  You may change your planned payment schedule or the billing period, subject to our approval.  Depending on the investment performance of the Sub-Accounts you select, the planned periodic premium may not be sufficient to keep the Policy in force, and You may need to change your planned payment schedule or make additional payments in order to prevent termination of the Policy.  We will suspend reminder notices at your written request, and we reserve the right to suspend reminder notices if premiums are not being paid (except for notices in connection with the grace period).  We will notify You prior to suspending reminder notices.

Death Benefit

If the Policy is in force at the time of the Insured's death, we will pay the beneficiary an amount based on the death benefit option in effect once we have received Due Proof of the Insured's death.  The amount payable will be:

-	the amount of the selected death benefit option, plus

-	any amounts payable under any supplemental benefits added to the Policy, minus

-	the value of any Policy Debt on the date of the Insured's death, minus

-	any overdue monthly deductions if death occurs during a grace period.

We will pay this amount to the beneficiary in one lump sum, unless we and the beneficiary agree on another form of settlement.  You may select between three death benefit options.  You may change the death benefit option at any time.

Death Benefit Options.  The Policy has three death benefit options. You will be required to select one of them in the Policy application.  A Policy will not be issued unless a death benefit option election is made.

 Option A-Specified Face Amount.  Under this option, the death benefit is the greater of-

-	the Policy’s Specified Face Amount, or

-	the Account Value multiplied by the applicable death benefit percentage shown in the Policy.

Option B-Specified Face Amount Plus Account Value. Under this option, the death benefit is the greater of-

-	the Specified Face Amount plus the Account Value, or

-	the Account Value multiplied by the applicable death benefit percentage shown in the Policy.

Option C-Specified Face Amount Plus Sum of Premiums Paid. Under this option, the death benefit is the greater of-

-	the Specified Face Amount plus the sum of all premiums paid, or

-	the Account Value multiplied by the applicable death benefit percentage shown in the Policy.

Option A provides a level amount of death benefit.  Option B provides a fluctuating amount of death benefit due to the inclusion of the Account Value.  While Option B provides a different death benefit than Option A, the monthly deduction for cost of insurance charges will be higher based on the Policy Net Amount at Risk.  Option C also provides a higher death benefit than Option A and may result in a higher monthly deduction for cost of insurance charges depending upon actual premium payments made.  Ask your financial adviser for an illustration to compare costs between Option B and Option C.

Changes in the Death Benefit Option.  You may request a change in the death benefit option.  Changes in the death benefit option are subject to Our underwriting rules in effect at the time of change.  Requests for a change must be made in writing to Us.  The effective date of the change will be the Anniversary on or next following the date We approve your request.

If You change from Option A to Option B, the Specified Face Amount will be decreased by an amount equal to the Policy's Account Value on the effective date of the change. If You change from Option B to Option A, the Specified Face Amount will be increased by an amount equal to the Policy's Account Value on the effective date of change.

Option C can only be changed to Option A.  Neither Option A or B can be changed to Option C.  The amount of the death benefit on the effective date of the change will not be altered but the change in death benefit option will affect the determination of the death benefit from that point on.

Changes in Specified Face Amount

You may increase or decrease the Specified Face Amount of the Policy within certain limits.

Minimum Changes.  Each increase in the Specified Face Amount must be at least $10,000.  We reserve the right to change the minimum amount by which You may change the Specified Face Amount.

Increases.  After the first policy anniversary, You may request an increase in the Specified Face Amount.  You must provide satisfactory evidence of the Insured's insurability.  The cost of insurance charges and monthly expense charges applicable to an increase in Specified Face Amount may be higher or lower than those charged on the original sums if the Insured’s health has changed to a degree that qualifies the Insured for a different risk classification.  Additional policy specification pages will be provided to show the applicable guaranteed maximum cost of insurance charges applicable to any increase.  Once requested, an increase will become effective at the next policy anniversary following our approval of your request.  The Policy does not allow for an increase if the Insured's Attained Age is greater than 80 on the effective date of the increase.  Your financial adviser can provide an illustration to show the level of premium funding necessary to maintain coverage at the increased Specified Face Amount.

Decreases.  The Specified Face Amount can be decreased after the first policy anniversary.  A decrease will become effective at the beginning of the next Policy Month following our approval of your request.  The Specified Face Amount after the decrease must be at least $100,000.  Surrender charges will apply to decreases in the Specified Face Amount during the surrender charge period except for decreases in the Specified Face Amount resulting from a change in the death benefit option or a partial withdrawal.  For purposes of determining surrender charges and later cost of insurance charges, we will apply a decrease in Specified Face Amount in the following order-

-	first, to the most recent increase;

-	second, to the next most recent increases, in reverse chronological order; and

-	finally, to the initial Specified Face Amount.

If the Supplemental Insurance Rider is in effect, the Supplemental Insurance Rider Face Amount will be reduced prior to any reductions in the Specified Face Amount.

Accessing Your Account Value

Surrenders and Surrender Charges

You may surrender the Policy for its Cash Surrender Value at any time while the Insured is living.  If You do, the insurance coverage and all other benefits under the Policy will terminate.  If You surrender the Policy and receive its Cash Surrender Value, You may incur surrender charges, taxes and tax penalties.

Cash Surrender Value is the Policy's Account Value less the sum of-

-	the outstanding balance of any Policy Debt; and

-	any surrender charges.

We will deduct surrender charges from your Account Value if You surrender the Policy or request a decrease in the Specified Face Amount during the surrender charge period.  There are separate surrender charges for the initial Specified Face Amount and any increase in the Specified Face Amount You request.  The surrender charge period will start on the Policy's Issue Date and on the effective date for the increase, respectively.  We will determine your Cash Surrender Value at the next close of business on the New York Stock Exchange after we receive your written request for surrender at our Principal Office.

If You surrender the Policy in the first 10 years or within the first 10 years after an increase in the Specified Face Amount, we will apply a surrender charge to the initial Specified Face Amount and to each increase in the Specified Face Amount other than an increase resulting from a change in the death benefit option.  The surrender charge will be calculated separately for the initial Specified Face Amount and each increase in the Specified Face Amount.  The surrender charge will be an amount based on the Policy's Specified Face Amount, the length of time the Policy has been in force and the length of time an increase in the Specified Face Amount has been in effect, the Insured's Issue Age, sex and rating class.  The following are examples of surrender charges at representative Issue Ages.

First Year Surrender Charges Per $1,000 of Specified Face Amount (Super-Preferred Non-tobacco Male)
Issue Age 25 $3.25	Issue Age 35 $4.92	Issue Age 45 $7.76
Issue Age 55 $12.74	Issue Age 65 $21.91	Issue Age 75 $40.14

The surrender charge will be calculated based on the surrender charge percentages for the initial Specified Face Amount and each increase in the Specified Face Amount as shown in the table below.

Year	Surrender Charge (as a Percentage of the First Year Surrender Charge)
1	100.0 100.0 90.0 75.0 70.0 60.0 45.0 35.0 20.0 7.0 0.0
2
3
4
5
6
7
8
9
10
11+

A surrender charge will be applied for each decrease in the Specified Face Amount except for decreases in the Specified Face Amount resulting from a change in death benefit option or partial withdrawal.  These surrender charges will be applied in the following order:

-	first, to the most recent increase;

-	second, to the next most recent increases, in reverse chronological order; and

-	third, to the initial Specified Face Amount.

On a decrease in the initial Specified Face Amount, You will pay a proportion of the full surrender charge based on the ratio of the face amount decrease to the initial Specified Face Amount.  The surrender charge You pay on a decrease that is less than the full amount of an increase in Specified Face Amount will be calculated on the same basis.  Future surrender charges will be reduced by any incurred for a decrease in the Specified Face Amount.  Surrender charges will be allocated proportionally among the Sub-Accounts.

Partial Withdrawals

You may make a partial withdrawal from the Policy once each Policy Month after the first Policy Year by written request to us.  Each partial withdrawal must be for at least $500.

If the applicable death benefit option is Option A or C, the Specified Face Amount will be decreased by the amount of the partial withdrawal.  We will apply the decrease to the initial Specified Face Amount and to each increase in Specified Face Amount in the following order-

-	first, to the initial Specified Face Amount, up to the $100,000 minimum;

-	second, to the oldest increases in Specified Face Amount, in chronological order; and

-	third, to the most recent increase in Specified Face Amount.

If the Supplemental Insurance Rider is in effect, the Supplemental Insurance Rider Face Amount will be reduced prior to any reductions in the Specified Face Amount.

Unless You specify otherwise, the partial withdrawal will be allocated proportionally among the Sub-Accounts.  We will not accept requests for a partial withdrawal if the Specified Face Amount remaining in force after the partial withdrawal would be less than the minimum Specified Face Amount.  A partial withdrawal will be allocated to a Variable Sub-Account at the Unit Value of that Variable Sub-Account next determined after receipt of the partial withdrawal request.  A partial withdrawal may result in taxes and tax penalties.

Policy Loans

Using the Policy as collateral, You may request a policy loan of up to 90% of the Policy's Cash Value, decreased by the amount of any outstanding Policy Debt on the date the policy loan is made.  The Policy will terminate for no value subject to a grace period if the Policy Debt exceeds the Cash Value.  During the No-Lapse Guarantee Period, however, the Policy will not terminate if it satisfies the minimum premium test.  The Loan Lapse Protection Rider may also prevent Policy termination.  Although the No-Lapse Guarantee and the Loan Lapse Protection Rider may prevent Policy termination, the conditions under which they apply differ widely, including the length of time the Policy has been in force and the age of the policyowner.  Please see the No-Lapse Guarantee section and the Loan Lapse Protection Rider section for additional detail.

You may allocate the policy loan among the Sub-Accounts.  If You do not specify the allocation, then the policy loan will be allocated proportionally among the Sub-Accounts.  Loan amounts allocated to the Variable Sub-Accounts will be transferred to the Fixed Account.  We will periodically credit interest at an effective annual rate of 3% on the loaned values of the Fixed Account.

Interest on the policy loan will accrue daily at 4% annually during Policy Years 1 through 10.  If the LTA Rider is attached to the Policy, loan interest is 3.0% in Policy Year 11 and thereafter.  If the LTA Rider is not attached to the Policy, loan interest is 3.5% in Policy Year 11 and thereafter.  This interest will be due and payable to us in arrears on each policy anniversary.  Any unpaid interest will be added to the principal amount as an additional policy loan and will bear interest at the same rate and will be assessed in the same manner as the prior policy loan.

The Cash Surrender Value and the Policy Proceeds are reduced by the amount of any outstanding Policy Debt.

All funds we receive from You will be credited to the Policy as premium unless we have received written notice, in a form satisfactory to us, that the funds are for loan repayment.  In the event You have a loan against the Policy, it is generally advantageous to repay the loan rather than make a premium payment because premium payments incur expense charges whereas loan repayments do not.  Loan repayments will first reduce the outstanding balance of the policy loan and then accrued but unpaid interest on such loans.

A policy loan, whether or not repaid, will affect the Policy Proceeds payable upon the Insured's death and the Account Value because the investment results of the Sub-Accounts will apply only to the non-loaned portion of the Account Value.  The longer a loan is outstanding, the greater the effect is likely to be and, depending on the investment results of the Sub-Accounts while the loan is outstanding, the effect could be favorable or unfavorable.

Short-Term Trading

The Policy is not designed for short-term trading.  If You wish to employ such strategies, do not purchase a Policy.  Transfer limits and other restrictions, described below, are subject to our ability to monitor transfer activity.  Some Owners and their third party intermediaries engaging in short-term trading may employ a variety of strategies to avoid detection.  Despite our efforts to prevent short-term trading, there is no assurance that we will be able to identify such Owners or intermediaries or curtail their trading.  A failure to detect and curtail short-term trading could result in adverse consequences to Owners.  Short-term trading can increase costs for all Owners as a result of excessive portfolio transaction fees.  In addition, short-term trading can adversely affect a Fund's performance.  If large amounts of money are suddenly transferred out of a Fund, the Fund's investment adviser cannot effectively invest in accordance with the Fund's investment objectives and policies.

The Company has policies and procedures to discourage frequent transfers of Account Value.  As described below under "Transfer Privileges," the Policy includes limiting the number and timing of certain transfers, subject to exceptions described in that section and exceptions designed to protect the interest of individual Owners.  The Company also reserves the right to charge a fee for transfers.

Short-term trading activities whether by an individual, a firm or a third party authorized to initiate transfer requests on behalf of Owner(s) may be subject to other restrictions as well (including transfers to and from the Fixed Account).  For example, we reserve the right to take actions against short-term trading which restrict your transfer privileges more narrowly than the policies described under "Transfer Privileges", such as requiring transfer requests to be submitted in writing through regular first-class U.S. mail (e.g., no overnight, priority or courier delivery allowed), and refusing any and all transfer instructions into a Fund.

If we determine that a third party acting on your behalf is engaging (alone or in combination with transfers effected by You directly) in a pattern of short-term trading, we may refuse to process certain transfers requested by such a third party.  In particular, we will treat as short-term trading activity and refuse to process any transfer that is requested by an authorized third party within 30 days of a previous transfer (whether the earlier transfer was requested by You or a third party acting on your behalf).  We may also impose special restrictions on third parties that engage in reallocations of Policy values.  We may limit the frequency of the transfer and prohibit exchanges into a Fund.

Should transfer instructions provide for a redemption out of a Fund with purchase into a Fund that is restricted, the policyowner’s transfer instructions will be considered a request that is not in good order.  Therefore, neither side of the requested transaction will be honored.  We will provide You notice that the transfer instructions were not executed.

We reserve the right to waive short-term trading restrictions, where permitted by law and not adverse to the interests of the relevant underlying Fund and other of the Company’s contract owners and Owners, in the following instances:

-   when a new broker of record is designated for the Policy;
-   when the Owner changes;
-   when control of the Policy passes to the designated beneficiary upon the death of the Insured;
-   when necessary in our view to avoid hardship to an Owner;
-   when underlying Funds are dissolved, merged or substituted.

If short-term trading results as a consequence of waiving the restrictions against short-term trading, it could expose Owners to certain risks.  The short-term trading could increase costs for all Owners as a result of excessive portfolio transaction fees.  In addition, the short-term trading could adversely affect a Fund's performance.  If large amounts of money are suddenly transferred out of a Fund, the Fund's investment adviser cannot effectively invest in accordance with the Fund's investment objectives and policies.  Unless the short-term trading policy and the permitted waivers of that policy are applied uniformly, some Owners may experience a different application of the policy and therefore may experience some of these risks.  Too much discretion on our part in allowing the waivers of short-term trading policy could result in an unequal treatment of short-term traders by permitting some short-term traders to engage in short-term trading while prohibiting others from doing the same.

The Funds’ Harmful Trading Policies.  In addition to the restrictions that we impose (as described above under Short-Term Trading and below under Transfer Privileges), most of the Funds have adopted restrictions or other policies about transfers or other purchases and sales of the Funds’ shares.  These policies (the “Funds’ Harmful Trading Policies”) are intended to protect the Fund from short-term trading or other trading practices that are potentially harmful to the Fund.  The Funds’ Harmful Trading Policies may be more restrictive in some respects than the restrictions that we otherwise would impose, and the Funds may modify their Harmful Trading Policies from time to time.

We are legally obligated to provide (at the Funds’ request) information about each amount You cause to be deposited into a Fund (including by way of premium payments and transfers under your Policy) or removed from the Fund (including by way of withdrawals and transfers).  If a Fund identifies You as having violated the Fund’s Harmful Trading Policies, we are obligated, if the Fund requests, to restrict or prohibit any further deposits or exchanges by You (or a third party acting on your behalf) into that Fund.  Any such restriction or prohibition may remain in place indefinitely.

Accordingly, if You do not comply with any Fund’s Harmful Trading Policies, You (or a third party acting on your behalf) may be prohibited from directing any additional amounts into that Fund.  You should review and comply with each Fund’s Harmful Trading Policies, which are disclosed in the Funds’ current prospectuses.

Funds may differ significantly as to such matters as:  (a) the amount, format and frequency of information that the Funds request from us about transactions that our customers make; and (b) the extent and nature of any limits or restrictions that the Funds request us to impose upon such transactions.  As a result of these differences, the costs borne by us and (directly or indirectly) by our customers may be significantly increased.  Any such additional costs may outweigh any additional protection that would be provided to our customers, particularly in view of the protections already afforded by the trading restrictions that we impose as described above under Short-Term Trading and below under Transfer Privileges.  Also, if a Fund imposes more strict trading restrictions than are reasonably necessary under the circumstances, You could be deprived of potentially valuable flexibility to make transactions with respect to that Fund.  For these and other reasons, we may disagree with the timing or substance of a Fund’s requests for information from us or with any transaction limits or restrictions that the Fund requests us to impose upon our customers.  If any such disagreement with respect to a Fund cannot be satisfactorily resolved, the Fund might be restricted or, subject to obtaining any required regulatory approval, replaced as an investment option.

Transfer Privileges

Subject to the above special restrictions and to our rules as they may exist from time to time and to any limits that may be imposed by the Funds, You may at any time transfer to another Sub-Account all or a portion of the Account Value allocated to a Sub-Account.  There is usually no charge imposed on transfers; however, we reserve the right to impose a transfer charge of $15 for each transfer above 12 transfers in any Policy Year.  We will make transfers pursuant to an authorized written or telephone request to us.  Telephone requests will be honored only if we have a properly completed telephone authorization form for You on file.  We, our affiliates and the representative from whom You purchased the Policy will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine.  We will use reasonable procedures to confirm that instructions communicated by telephone are genuine.  For transactions initiated by telephone, You will be required to identify yourself by name and a personal identification number.

Transfers may be requested by indicating the transfer of either a specified dollar amount or a specified percentage of the Fixed Account or the Variable Sub-Account's value from which the transfer will be made.  If You request a transfer based on a specified percentage of the Fixed Account or the Variable Sub-Account's value, that percentage will be converted into a request for the transfer of a specified dollar amount based on application of the specified percentage to the Fixed Account or the Variable Sub-Account's value at the time the request is received.  We reserve the right to limit the number of Sub-Accounts to which You may allocate your Account Value to not more than 20.

An acceptable transfer request will be executed as of the date our Principal Office receives your request provided that it is received on a Valuation Date before the close of the NYSE.  An “acceptable transfer request” is one that is authorized by a person with proper authority, provides clear instruction to the Company, as administrator of the Variable Account, and is for a transaction that is not restricted by policies and procedures of the Variable Account, the Fund or us.  If an acceptable transfer request is received on a day that is not a Valuation Date or after the close of the NYSE on a Valuation Date, it will be executed effective on the next Valuation Date.  The Unit Value of Variable Sub-Accounts affected by a transfer request will be that next determined after receipt of such transfer request.

Transfer privileges are subject to our consent.  We reserve the right to impose limitations on transfers, including, but not limited to: (1) the minimum amount that may be transferred; (2) the frequency of transfers; and (3) the minimum amount that may remain in a Sub-Account following a transfer from that Sub-Account.  We will notify You in writing of any such limitations.  If your Policy so states in its text or via endorsement, thirty days must elapse between each transfer.

Transfers from the Fixed Account to the Variable Sub-Accounts are limited to one transfer annually of no more than 25% of the value of the Fixed Account at the end of the prior Policy Year or $5,000, whichever is greater.  We reserve the right to restrict amounts transferred to the Fixed Account from the Variable Sub-Accounts.

Account Value

Your Account Value is the sum of the values of each Variable Sub-Account plus the value of the Fixed Account.  The Account Value varies depending upon the Premiums paid, Premium Expense Charges, Mortality and Expense Risk Charges, Monthly Expense Charges, Monthly Cost of Insurance charges, partial withdrawals, fees, policy loans and the net investment factor (described below).

The minimum guaranteed interest rate applicable to the values in the Fixed Account is 3% annually.  Interest in excess of the guaranteed rate may be applied in such a manner as we may determine, based on our expectations of future interest, mortality costs, persistency, expenses and taxes. Interest credited will be computed on a compound interest basis.

Account Value of the Variable Sub-Accounts.  We measure the amounts in the Variable Sub-Accounts in terms of Units and Unit Values.  On any given date, the amount You have in a Variable Sub-Account is equal to the Unit Value multiplied by the number of Units credited to You in that Variable Sub-Account.  Amounts allocated to a Variable Sub-Account will be used to purchase Units of that Variable Sub-Account.  Units are redeemed when You make partial withdrawals, undertake policy loans or transfer amounts from a Variable Sub-Account, and for the payment of Monthly Expense Charges, Monthly Cost of Insurance charges, Mortality and Expense Risk Charges and other fees.  The number of Units of each Variable Sub-Account purchased or redeemed is determined by dividing the dollar amount of the transaction by the Unit Value for the Variable Sub-Account.  A Valuation Date is any day on which the NYSE is open for business and valuation will occur at the close of the NYSE.  The NYSE historically closes on weekends and the following holidays:  New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.  For the first Valuation Date of each Variable Sub-Account, the Unit Value is established at $10.00.  The Unit Value for any subsequent Valuation Date is equal to the Unit Value for the preceding Valuation Date multiplied by the net investment factor (determined as provided below).  The Unit Value of a Variable Sub-Account for any Valuation Date is determined as of the close of the Valuation Period ending on that Valuation Date.  The Valuation Period is the period of time from one determination of Unit Values to the next.

If accompanied by proper allocation instructions, a premium received at our Principal Office is credited to the Policy on the same date it is received unless that date is not a Valuation Date or receipt is after the close of the NYSE on a Valuation Date.  In those instances, the premium will be credited on the next Valuation Date. If premium is to be allocated to a Variable Sub-Account, the Unit Value of the Variable Sub-Account will be that next determined after receipt of such premium.

The Investment Start Date is the date we apply your first premium payment, which will be the later of the Issue Date, the Policy Date or the Valuation Date we receive a premium equal to or in excess of the Initial Premium.

The Account Value on the Investment Start Date equals:

-	the net premium received, minus

-	the monthly deductions due on the Policy Date and subsequent Monthly Anniversary Days through the Investment Start Date charged to the Variable Sub-Accounts and the Fixed Account.

The Account Value on subsequent Valuation Dates is equal to:

-	the Account Value attributable to each Variable Sub-Account on the preceding Valuation Date, multiplied by that Sub-Account’s Net Investment Factor, plus

-	the value of the Fixed Account on the preceding Valuation Date, accrued at interest, plus

-	that portion of Net Premium received and allocated to a Sub-Account during the current Valuation Period, plus

-	any amounts transferred by You to a Sub-Account from another Sub-Account during the current Valuation Period, minus

-	any amounts transferred by You from a Sub-Account to another Sub-Account during the current Valuation Period, minus

-	that portion of any Partial Withdrawal deducted from a Sub-Account during the current Valuation Period, plus

-	any amounts transferred among the Sub-Accounts for a Policy loan, minus

-	that portion of any surrender charges associated with a decrease in the Specified Face Amount charged to a Sub-Account during the current Valuation Period, minus

-	if a Processing Date, that portion of the Monthly Deductions charged to the a Sub-Account for the Policy Month.

Net Investment Factor.  The net investment factor for each Variable Sub-Account for any Valuation Period is the quotient of (1) divided by (2) where:

(1) is the net result of-

-	the net asset value of a Fund share held in the Variable Sub-Account determined as of the end of the Valuation Period, plus

-	the per share amount of any dividend or other distribution declared on Fund shares held in the Variable Sub-Account if the "ex-dividend" date occurs during the Valuation Period, plus or minus

-
a per share credit or charge with respect to any taxes reserved for by us, or paid by us if not previously reserved for, during the Valuation Period which are determined by us to be attributable to the operation of the Variable Sub-Account; and

(2) is the net asset value of a Fund share held in the Variable Sub-Account determined as of the end of the preceding Valuation Period.

The “ex-dividend date” is the date after which a Fund share begins trading without the dividend.

The net investment factor may be greater or less than one.

Splitting Units.  We reserve the right to split or combine the value of Units.  In effecting any such change, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Policy.

Insufficient Value.  The Policy will terminate for no value, subject to a grace period described below if, on a Processing Date, the Policy’s Account Value less Policy Debt is less than or equal to zero.

Policy termination will not occur if:

1.  You pay premium sufficient to keep the Policy in force prior to the end of the grace period;

2.  You are within the No-Lapse Guarantee Period and you have paid sufficient premium to satisfy the “minimum premium test” described below; or

3.  The Loan Lapse Protection Rider is in effect and all conditions thereunder have been met.

Grace Period.  If, on a Valuation Date, the Policy will terminate by reason of insufficient value, we will allow a grace period.  This grace period will allow 61 days from that Valuation Date for the payment of a premium sufficient to keep the Policy in force.  Notice of premium due will be mailed to your last known address and the last known address of any assignee of record.  We will assume that your last known address is the address shown on the Policy Application (or notice of assignment), unless we receive written notice of a change in address in a form satisfactory to us.  If the premium due is not paid within 61 days after the beginning of the grace period, then the Policy and all rights to benefits will terminate without value at the end of the 61 day period.  The Policy will continue to remain in force during this grace period.  If the Policy Proceeds become payable by us during the grace period, then any overdue monthly deductions will be deducted from the amount payable by us.

No-Lapse Guarantee.   A No-Lapse Guarantee will eliminate the impact of poor investment performance and risk of Policy termination because the Account Value is not used to determine if lapse has occurred.  If You pay sufficient premiums to satisfy the minimum premium test described below the Policy will not lapse.  The length of time your No-Lapse Guarantee is in effect is called the No-Lapse Guarantee Period and is determined by the Insured’s Issue Age and the planned periodic premium You pay.  The No-Lapse Guarantee Period can be as long as 20 years (depending on your state) or until the Insured attains age 80, whichever occurs first.

The annual report You receive will advise whether the premiums paid meet the minimum premium test, and, if no further premium is received, how long the No-Lapse Guarantee will last.

Minimum Premium Test.  A Policy satisfies the minimum premium test if the premiums paid less any partial withdrawals less any Policy Debt exceed the sum of the "Minimum Monthly Premiums" which applied to the Policy in each Policy Month from the Policy Date to the Valuation Date.

The applicable Minimum Monthly Premiums are specified in the Policy and are determined based on the length of time of the No-Lapse Guarantee Period and the Insured’s Issue Age.  If a Policy does not satisfy the minimum premium test, additional premium is required to keep the Policy in force.

Ask your financial adviser for illustrations to show how different premium funding levels for your Policy will determine the length of the No-Lapse Guarantee Period.

Charges and Deductions

The monthly deductions described below are the Premium Expense Charges, Mortality and Expense Risk Charges, Monthly Expense Charges, Monthly Costs of Insurance and the charges for any supplemental benefits.

There are no monthly deductions after the policy anniversary on which the Insured is Attained Age 121.

Premium Expense Charge.  We will deduct a Premium Expense Charge from each premium payment upon receipt.  Three and one-quarter percent of the charge is used to pay federal, state and local tax obligations and does not vary by state.  The remainder of the Premium Expense Charge is a sales load used for agent compensation and other at issue costs.  If the LTA Rider is not attached to the Policy, the current Premium Expense Charge is 6.50% in all Policy Years and will not exceed 8.25%.  If the LTA Rider is attached to the Policy, the Premium Expense Charge is currently 15.00% in all Policy Years and is guaranteed not to exceed 15.00% in any Policy Year.

Mortality and Expense Risk Charge.  This charge is for the mortality and expense risks we assume with respect to the Policy.  It is a percentage of the Account Value of the Variable Sub-Accounts and, unless You direct otherwise, is deducted proportionally from the Account Value of the Sub-Accounts each month.  We may realize a profit from this charge.

If the LTA Rider is not attached to the Policy, the current Mortality and Expense Risk Charge percentage is 0.60% annually for Policy Years 1 through 5 and 0.12% annually thereafter.  The Charge is guaranteed not to exceed those levels for Policies without the LTA Rider.

If the LTA Rider is attached to the Policy, the current Mortality and Expense Risk Charge is 0.00%.  Should a Mortality and Expense Charge be imposed, it will not exceed 0.25% annually.

The mortality risk we assume is that the group of lives insured under the Policies may, on average, live for shorter periods of time than we estimated.  The expense risk we assume is that our costs of issuing and administering Policies may be more than we estimated.

Monthly Expense Charge.  We will deduct from your Account Value monthly a charge of $8.00 in all years and a monthly charge based on the Specified Face Amount for the first 5 Policy Years following the issuance of the Policy and the first 5 Policy Years following the effective date of each increase in the Specified Face Amount, if any, based on the amount of the increase.  Minimum and maximum Monthly Expense Charges are shown in the Fee Table.  The Monthly Expense Charge is based on the Issue Age, sex and rating class of the Insured and is higher if the LTA Rider is attached to the Policy.  Unless You direct otherwise, the Monthly Expense Charges will be deducted proportionally from the amounts in the Sub-Accounts and covers administration expenses and issuance costs.  The illustration provided at time of application will show your specific Monthly Expense Charge.

Monthly Cost of Insurance.  We deduct a Monthly Cost of Insurance charge from your Account Value to cover anticipated costs of providing insurance coverage.  We may realize a profit from this charge.  Unless You direct otherwise, the Monthly Cost of Insurance deduction will be charged proportionally to the amounts in the Sub-Accounts.

The Monthly Cost of Insurance equals the sum of (1), (2) and (3) where:

(1)	is the Monthly Cost of Insurance rate times the Total Net Amount at Risk divided by 1,000*;

(2)	is the monthly rider cost for any riders which are a part of the Policy (i.e. Waiver of Monthly Deductions, Payment of Stipulated Amount, Supplemental Insurance, Enhanced Cash Surrender Value); and

(3)	is any additional insurance charge calculated, as specified in the Policy, for substandard risk classifications, which can be up to 500% of the charge shown in the Fee Table.

*Item (1) above is expressed algebraically as:  the Monthly Cost of Insurance rate x [Total Net Amount at Risk ÷ 1000].  Please see Appendix A, Glossary of Terms, for definitions of the Total Net Amount at Risk and its components.

The Total Net Amount at Risk equals:

-	the death benefit divided by 1.00247; minus

-	your Account Value on the Processing Date prior to assessing the monthly deductions.

The Total Net Amount at Risk is affected by the performance of the Sub-Accounts to which premium is allocated, the cumulative premium paid, any Policy Debt, any partial withdrawals, transaction fees and periodic charges.

If there are increases in the Specified Face Amount other than increases caused by changes in the death benefit option, the cost of insurance charge described above is determined separately for the initial Specified Face Amount and each increase in the Specified Face Amount.  In calculating the Total Net Amount at Risk, your Account Value will first be allocated to the initial death benefit and then to each increase in the Specified Face Amount in the order in which the increases were made.  It is necessary to allocate Account Value in this manner as different Monthly Cost of Insurance Charges may apply to the initial death benefit and each increase in Specified Face Amount.  By way of example, assume the initial death benefit is $500,000, there is a later increase in Specified Face Amount of $400,000 and the Account Value is $600,000.  The net amount at risk of the initial death benefit is $500,000 divided by 1.00247 less $500,000 of Account Value divided by 1.00247.  The Account Value must be divided at this stage by 1.00247 because it is incorrect to assign more Account Value than there is initial death benefit.  To determine the net amount at risk of the $400,000 Specified Face Amount increase, we take the $400,000 and divide by 1.00247 then subtract the remaining Account Value of $101,232 (which is the result of $600,000 less $500,000 divided by 1.00247 from the initial death benefit net amount at risk calculation).  So the net amount at risk of the initial death benefit is zero and the net amount at risk of the Specified Face Amount increase is $297,782.

Monthly Cost of Insurance Rates.  The Monthly Cost of Insurance rates (except for any such rate applicable to an increase in the Specified Face Amount) are based on the length of time the Policy has been in force and the Insured's sex (in the case of non-unisex Policies), Issue Age and rating class.  The Monthly Cost of Insurance rates applicable to each increase in the Specified Face Amount are based on the length of time the increase has been in force and the Insured's sex (in the case of non-unisex Policies), Issue Age and rating class.  The Monthly Cost of Insurance rates will be determined by us from time to time based on our expectations of future experience with respect to mortality costs, persistency, interest rates, expenses and taxes.  The rates for the Policy will not exceed the Guaranteed Maximum Monthly Cost of Insurance Rates based on the 2001 Commissioners Standard Ordinary Smoker and Nonsmoker Mortality Tables. The rates for the Policy if the LTA Rider is attached will not exceed the Guaranteed Maximum Monthly Cost of Insurance Rates based on the 2001 Commissioners Standard Ordinary Aggregate Mortality Tables.  The 2001 Commissioners Standard Ordinary Aggregate Mortality Tables blend smoker and nonsmoker mortality and are generally higher than the rates under the 2001 Commissioners Standard Ordinary Smoker and Nonsmoker Mortality Tables. The 2001 Commissioners Standard Ordinary Aggregate Mortality Tables permit greater Policy funding without violating the Guideline Premium Test so a policyowner who wishes to heavily fund their Policy, as with the LTA Rider, would prefer application of these Tables.

Other Charges and Deductions.  Interest charged on outstanding loans as well as the interest credited to loaned values of the Fixed Account is more fully described at page 21.  Additionally, a flat extra charge may apply if an Insured is a substandard risk.  The flat extra charge is determined by our underwriting guidelines and varies proportional to the degree of additional mortality risk borne by the Company.  A flat extra charge will not exceed $20.00 per $1000 of Total Net Amount at Risk.  It is deducted from the Account Value on a monthly basis and covers the additional mortality risk of the Insured borne by the Company.  A definition of “flat extra” is provided in the Glossary.

Reduced Charges

We reserve the right to reduce the Premium Expense Charge, Monthly Expense Charge and Mortality and Expense Risk Charge.  We will provide You prompt notice of any reduction.  Reductions will be based on uniformly applied criteria that do not discriminate unfairly against any person.

Supplemental Benefits

The following supplemental benefit riders may be available in your state.  Each rider is subject to certain limitations and termination provisions.  Any rider charges imposed are necessary to cover the expenses borne by the Company for providing the additional benefits provided by the riders.  For additional information on the riders, please ask your financial adviser.

Accelerated Benefits Rider.  Under this rider, we will pay You, at your written request in a form satisfactory to us, an "accelerated benefit" if the Insured is terminally ill.  An Insured is considered "terminally ill" if the Insured has a life expectancy of 12 months or less due to illness or physical condition.  (This time period may be more or less in some states.)

The accelerated benefit payment will be equal to that portion of the Policy's death benefit requested by You, not to exceed 75% of the amount of the death benefit, subject to certain reductions.  Reductions to the accelerated benefit payment vary by state and may include the following:

a.	a 12 month discount percentage which will not exceed the greater of the current yield on 90-day Treasury bills and the current maximum statutory adjustable loan interest rate;
b.	the amount of Policy Debt in excess of the Accelerated Amount; and
c.	an administrative fee of $150.

This rider automatically attaches to every Policy at no charge.

Charitable Giving Benefit Rider.  Under this rider, when Policy Proceeds are payable, we will pay a Charitable Gift Amount to the named Charitable Beneficiary.  The Charitable Gift Amount is 1% of the Specified Face Amount and is an additional payment that does not diminish the Policy Proceeds paid to your beneficiary.  The Charitable Beneficiary may be any organization considered exempt from federal taxation under Section 501(c) of the Internal Revenue Code and is listed in Section 170(c) of the Internal Revenue Code as an authorized recipient of charitable contributions.  The Charitable Gift Amount and the Charitable Beneficiary in effect on the Issue Date are shown in the Policy.  The rider must be elected at issue and can be discontinued upon written request to the Company.  There is no charge for this rider.

Waiver of Monthly Deductions Rider.  Under this rider, we will waive the monthly deductions for the Policy and any optional riders for all months for which the Insured suffers a total disability, if the Insured's total disability commences while this rider is in force and continues for six months.  We will continue to waive the monthly deductions for as long as the disability continues.  Waiver of monthly deductions means the Account Value will not be reduced by any monthly deductions each Monthly Anniversary Day during the period of total disability.  We must receive due proof of the Insured’s total disability and due proof that the total disability has been continuous for six months before we will waive the monthly deductions.  At that time, we will reverse the monthly deductions which had been taken for the past months of total disability and waive all monthly deductions going forward until total disability ceases.  We may require from time to time additional proof that the disability is continuing, but not more frequently than once per year after the disability has continued for two years.  The rider charge is deducted monthly from the Account Value.  We use a Company-developed proprietary pricing table to determine the factor that corresponds with the Insured’s Issue Age and multiply this factor by each $1000 of Specified Face Amount and $1000 of Supplemental Insurance Rider Face Amount.  The rider must be elected at issue and may be discontinued upon written request to the Company.  If the rider is discontinued, the rider charge will cease.  If You elect this rider, You may not elect the Payment of Stipulated Amount Rider.

Payment of Stipulated Amount Rider.  Under this rider, we will make a monthly payment of the "stipulated amount" into the Account Value when the Insured suffers a total disability, if the Insured's total disability commences while this rider is in force and continues for six months.  You elect the stipulated amount on the application.  We will continue to make a payment of that amount for as long as the disability continues but no later than the duration of the payment option elected (Insured's age 65 or 70). Payment of the stipulated amount does not guarantee that the Account Value of the Policy will be sufficient to keep the Policy in force.  We must receive due proof of the Insured’s total disability and due proof that the total disability has been continuous for six months before we will make a payment.  At that time, we will credit the Account Value with the stipulated payment at the beginning of each month of past total disability and will credit the Account Value with the stipulated payment at the beginning of each month total disability continues.  We may require from time to time additional proof that the disability is continuing, but not more frequently than once per year after the disability has continued for two years.  The rider charge is deducted monthly from the Account Value.  We use a Company-developed proprietary pricing table to determine the factor that corresponds with the Insured’s Issue Age and sex and multiply that factor by each $100 of stipulated amount.  The rider charge will cease for the term the stipulated amount is being paid.  The rider must be elected at issue and may be discontinued upon written request to the Company.  If the rider is discontinued, the rider charge will cease.  The rider may not be elected if the Waiver of Monthly Deductions Rider has been elected.

Enhanced Cash Surrender Value Rider.  This rider provides a waiver of surrender charges and thus is appropriate for policyowners who seek to preserve the ability to access cash surrender values during the surrender charge period.  If this rider is attached to the Policy, there are no surrender charges applicable to partial withdrawals, full surrenders or Specified Face Amount decreases.  Surrender charges will not be waived if the surrender is part of an exchange under Section 1035 of the Internal Revenue Code.

We use a Company-developed proprietary pricing table to determine the factor that corresponds with the Insured’s Issue Age, sex and rating class and multiply that factor by each $1000 of Specified Face Amount to determine the applicable charge for this rider.  The rider must be elected at issue and may not be discontinued.  The Enhanced Cash Surrender Value Rider may not be elected if the LTA Rider has been elected as surrender charges would already be waived by the LTA Rider.

Loan Lapse Protection Rider.  This rider is designed to protect the Policy from lapse should Policy Debt become the near equivalent of the Account Value.  Under this rider, the Policy will not terminate for insufficient value on and after the Rider Exercise Date.  The Rider Exercise Date is the earliest date on which all the following have occurred:

-	the Insured is 75 or older;
-	the Policy has been in force at least 15 years;
-	the outstanding Policy Debt is greater than the Specified Face Amount;
-	the outstanding Policy Debt equals or exceeds 96% of the Account Value;
-	not more than 30% of the Policy Debt has been a result of loan activity in the 36 months immediately preceding the Rider Exercise Date;
-	the sum of withdrawals made equals the sum of premiums paid; and
-	we have received your request to exercise the rider.

The rider charge is an administrative charge that applies on the Rider Exercise Date and equals the excess of 99.5% of the Account Value over the Policy Debt.  By way of example, if the Account Value is $1,000,000 and the Policy Debt is $970,000, the charge is $25,000 which is the difference between 99.5% of the Account Value and the Policy Debt.

On the Rider Exercise Date, after deduction of the rider charge from the Account Value, the following will occur:

-	The Account Value in the Variable Sub-Accounts will be irrevocably transferred to the Fixed Account;
-	The Death Benefit will be changed to equal 105% of the Account Value;
-	Monthly Deductions will cease;
-	No further premium will be accepted;
-	Specified face amount increases and decreases will no longer be permitted; and
-	All supplemental riders (other than the accelerated benefit rider) will terminate.

The rider automatically attaches to every Policy that has elected the Guideline Premium Test and may be discontinued upon written request to the Company.

Long Term Accumulation Rider (“LTA” Rider).  This rider is designed for policyowners who desire high Account Values throughout the long-term life of the Policy.  Consistent with that goal, they seek to heavily fund the Policy in the early Policy Years.  Heavily funding the Policy in the early years provides an opportunity for longer term growth of a larger asset base.  A Policy with this rider will be less costly over the longer term than a Policy without this rider because Account Values should be higher and there is currently no Mortality and Expense Risk Charge.  The maximum Mortality and Expense Risk Charge is also less than the maximum Mortality and Expense Risk Charge for a Policy without this rider.  The absence or reduction in the Mortality and Expense Risk Charge partially offsets the other higher charges, described below, which is expected but not guaranteed to be positive or to far exceed the costs of this rider.

Under this rider, surrender charges under the Policy will be waived and an asset credit will be paid on the Asset Credit Date and each policy anniversary thereafter.  The Asset Credit Date is the 16th policy anniversary.  The Asset Credit Date is shown in the Policy.

The asset credit will be paid if the Policy’s persistency, mortality experience and expense assumptions are at least as favorable as that assumed by the Company on the Issue Date.  It is calculated as a percentage of Account Value less Policy Debt.  There is no guaranteed minimum asset credit.  There is no separate charge for this rider but attachment of the rider to the Policy changes the Premium Expense Charge, Monthly Cost of Insurance Charge, Monthly Mortality and Expense Risk Charge and the Monthly Expense Charge.

The Premium Expense Charge and Monthly Expense Charge are significantly higher for a Policy with this rider.  Although this rider contemplates a long-term investment, it also provides less costly access to cash surrender values in the early Policy Years by virtue of the net effect of the waiver of the surrender charge outweighing the higher Premium Expense Charge and Monthly Expense Charge.  In the first three Policy Years, the impact to net premium and Account Value is less than the reduction to Cash Surrender Value should a surrender occur during the surrender charge period and surrender charges were not waived.  Thereafter, the Premium Expense Charge and Monthly Expense Charge impact to net premium and Account Value is greater than any reduction to Cash Surrender Value due to an imposition of surrender charges.

Please see the Fee Table to determine how charges vary with rider attachment. The rider must be elected at issue and may not be discontinued.  If You elect the rider, You may not elect the Enhanced Cash Surrender Value Rider.

Although both the Enhanced Cash Surrender Value Rider and the LTA Rider waive surrender charges, they differ in core benefit provided.  The LTA Rider’s core benefit is on the potential asset credit that may be paid in Policy Years 16 and thereafter.  Thus, the Enhanced Cash Surrender Value Rider is for policyowners who may wish to access cash surrender values in the early Policy Years and the LTA Rider is for policyowners who anticipate retaining assets under the Policy over the long term.  In addition, a policyowner should not elect the LTA Rider if his/her focus is more on death benefit protection and there is anticipation of minimally funding the Policy over several years.  In that instance, the Enhanced Cash Surrender Value Rider would be a better rider election.

Supplemental Insurance Rider.  This rider provides for additional insurance on the life of the Insured by combining term coverage with the underlying variable universal life ("base policy") coverage.  The rider charge covers the cost of insurance charges we incur for the insurance coverage provided by this rider.  Those cost of insurance charges are generally lower than the cost of insurance charges that apply to insurance coverage under the base policy, as are our selling costs, including commissions.

By combining coverage under this rider with base policy coverage, You may be able to buy the same amount of death benefit for less premium than if You had purchased an all base policy.  If this rider is combined with base policy coverage, the same amount of premium paid for the combined coverage as for an all base policy will generate faster cash value accumulation within the base policy.  Additional underwriting requirements may be imposed at the time of rider election, which may occur after issue.

For Policies with an Investment Start Date on or after January 26, 2009, and if approved by your state insurance regulator, You may choose to schedule increases in the Supplemental Insurance Rider Face Amount at time of Policy application.  No further evidence of insurability needs to be provided at the time increases are scheduled to go into effect.  Further, no deterioration in the Insured’s health will negatively impact future scheduled increases.  Persons interested in scheduled increases are generally those who are matching their insurance coverage amounts to their income and anticipate annual increases in compensation.  The amounts of scheduled increases and the dates those increases take effect are shown in the Policy Specifications section of the Policy.  You must have elected death benefit option A to have this rider and elect scheduled increases.  If You have elected scheduled increases and change from death benefit option A, further scheduled increases will be cancelled.  If You elect a decrease in the Specified Face Amount or the Supplemental Insurance Rider Face Amount, future scheduled increases will be cancelled.

The No-Lapse Guarantee will apply to this rider for five years and not for the No-Lapse Guarantee Period on the base policy, if longer.  This rider will terminate at the policy anniversary on which the Insured reaches Attained Age 121.  Base policy coverage will continue beyond Attained Age 121 provided there is cash value in the Policy when the Insured reaches Attained Age 121.  If a key objective is application of the No-Lapse Guarantee to insurance coverage under both the base Policy and this rider for a long period of time, supplementing the Policy with this rider may therefore not be appropriate.

The Cost of Insurance rates used to determine the monthly rider charge deduction from the Account Value are based on the length of time the rider has been in force and the Insured's sex (in the case of non-unisex Policies), Issue Age and rating class.  The rates will be determined by us from time to time based on our expectations of future experience with respect to mortality costs, persistency, interest rates, expenses and taxes.  The rates for the rider will not exceed the Guaranteed Maximum Monthly Cost of Insurance Rates based on the 2001 Commissioners Standard Ordinary Smoker and Nonsmoker Mortality Tables.  The rates for the rider if the LTA Rider also attaches to the Policy will not exceed the Guaranteed Maximum Monthly Cost of Insurance Rates based on the 2001 Commissioners Standard Ordinary Aggregate Mortality Tables.  The 2001 Commissioners Standard Ordinary Aggregate Mortality Tables blend smoker and nonsmoker mortality and are generally higher than the rates under the 2001 Commissioners Standard Ordinary Smoker and Nonsmoker Mortality Tables.  The 2001 Commissioners Standard Ordinary Aggregate Mortality Tables permit greater Policy funding without violating the Guideline Premium Test so a policyowner who wishes to heavily fund their Policy, as with the LTA Rider, would prefer application of these Tables.

You may discontinue this rider upon written request to the Company.  If discontinued, the rider charge will cease.

Travel Assistance Endorsement.  This endorsement permits Covered Persons to avail themselves of some or all of the following services provided by a third party we designate when the Covered Person is 100 miles or more away from home:

-	Medical Consultation and Evaluation
-	Hospital Admission Guarantee
-	Emergency Evacuation
-	Critical Care Monitoring
-	Medically Supervised Repatriation
-	Prescription Assistance
-	Emergency Message Transmission
-	Emergency Trauma Counseling
-	Transportation to Join Patient
-	Care for Minor Children
-	Legal and Interpreter Referrals
-	Return of Mortal Remains

“Covered Persons” are defined as:

(a) For a Policy which is not trust-owned, the Insured and their dependents.
(b) For a Policy which is trust-owned, the Insured and their dependents only if the trustee, in his/her sole and exclusive discretion, elects to make the Covered Services available.

The endorsement automatically attaches to every Policy and is provided at no charge.  Ask your financial adviser for the brochure that provides additional detail about the Endorsement.

Termination of Policy

The Policy will terminate on the earlier of the date we receive your request to surrender, the expiration date of the Grace Period without payment of premium due or the date of death of the Insured.

Reinstatement

Before the Insured's death, we may reinstate the Policy provided that the Policy has not been surrendered and You-

-	make a request for reinstatement within three years from the date of termination;

-	submit satisfactory evidence of insurability to us; and

-	pay an amount, as determined by us, sufficient to put the Policy in force.

An amount sufficient to put the Policy in force is not less than:

-	the monthly deductions overdue at the end of the grace period; plus

-	any excess of Policy Debt over Cash Value at the end of the grace period; plus

-	three times the monthly cost of insurance charges applicable at the date of reinstatement; plus

-	three times the monthly expense charges applicable at the date of reinstatement.

During the No-Lapse Guarantee Period, an amount sufficient to put the Policy in force is the amount necessary to meet the minimum premium test.  Any Policy Debt at the time the Policy terminated must be repaid at time of reinstatement or carried over to the reinstated Policy.

Deferral of Payment

We will usually pay any amount due from the Variable Account within seven days after the Valuation Date following our receipt of written notice satisfactory to us giving rise to such payment or, in the case of death of the Insured, Due Proof of such death.  Payment is subject to our rights under the Policy's incontestability and suicide provisions. Payment of any amount payable from the Variable Account on death, surrender, partial withdrawal or policy loan may be postponed whenever:

-	the New York Stock Exchange is closed other than customary weekend and holiday closing, or trading on the NYSE is otherwise restricted, as determined by the Securities and Exchange Commission;

-	the Securities and Exchange Commission, by order, permits postponement for the protection of policyowners; or

-
an emergency exists as determined by the Securities and Exchange Commission, as a result of which disposal of securities is not reasonably practicable, or it is not reasonably practicable to determine the value of the assets of the Variable Account.

We may defer payment from the Fixed Account for a period up to six months.

Rights of Owner

While the Insured is alive, unless You have assigned any of these rights, You may:

-	transfer ownership to a new owner;

-	name a contingent owner who will automatically become the owner of the Policy if You die before the Insured;

-	change or revoke a contingent owner;

-	change or revoke a beneficiary;

-	exercise all other rights in the Policy;

-	increase or decrease the Specified Face Amount, subject to the other provisions of the Policy;

-	change the death benefit option, subject to the other provisions of the Policy.

When You transfer your rights to a new owner, You automatically revoke any prior contingent owner designation.  When You want to change or revoke a prior beneficiary designation, You have to specify that action.  You do not affect a prior beneficiary when You merely transfer ownership, or change or revoke a contingent owner designation.

You do not need the consent of a beneficiary or a contingent owner in order to exercise any of your rights.  However, You must give us written notice satisfactory to us of the requested action.  Your request will then, except as otherwise specified herein, be effective as of the date You signed the form, subject to any action taken before we received it.

Rights of Beneficiary

The beneficiary has no rights in the Policy until the death of the Insured.  If a beneficiary is alive at that time, the beneficiary will be entitled to payment of the Policy Proceeds as they become due.

Other Policy Provisions

Addition, Deletion or Substitution of Investments.  We may decide to add new Variable Sub-Accounts at any time.  Also, shares of any or all of the Funds may not always be available for purchase by the Variable Account, or we may decide that further investment in any such shares is no longer appropriate.  In either event, shares of other registered open-end investment companies or unit investment trusts may be substituted both for Fund shares already purchased by the Variable Account and/or as the security to be purchased in the future, provided that these substitutions have been approved by the Securities and Exchange Commission, to the extent necessary.  In addition, the investment policies of the Variable Sub-Accounts will not be changed without the approval of the Insurance Commissioner of the State of Delaware.  We also reserve the right to eliminate or combine existing Variable Sub-Accounts or to transfer assets between Variable Sub-Accounts, subject to the approval of the Securities and Exchange Commission. In the event of any substitution or other act described in this paragraph, we will notify You and make any appropriate amendments to the Policy to reflect the substitution.

Entire Contract.  Your entire contract with us consists solely of the Policy, including the attached copy of the Policy Application and any attached copies of supplemental applications and any riders and endorsements.

Alteration.  Financial advisers do not have any authority to either alter or modify the Policy or to waive any of its provisions.  The only persons with this authority are our president, actuary, secretary or one of our vice presidents.

Modification.  Upon notice to You, we may modify the Policy if such a modification-

-	is necessary to make the Policy or the Variable Account comply with any law or regulation issued by a governmental agency to which we are or the Variable Account is subject;

-	is necessary to assure continued qualification of the Policy under the Internal Revenue Code or other federal or state laws as a life insurance policy;

-	is necessary to reflect a change in the operation of the Variable Account or the Sub-Accounts; or

-	adds, deletes or otherwise changes Variable Sub-Account options.

When required, approval of the Securities and Exchange Commission will be obtained.

We also reserve the right to modify certain provisions of the Policy as stated in those provisions.  In the event of any such modification, we may make appropriate amendments to the Policy to reflect such modification.

Assignments.  During the lifetime of the Insured, You may assign all or some of your rights under the Policy.  All assignments must be filed at our Principal Office and must be in written form satisfactory to us.  The assignment will then be effective as of the date You signed the form, subject to any action taken before we acknowledge receipt. We are not responsible for the validity or legal effect of any assignment.

Nonparticipating.  The Policy does not pay dividends.  The Policy does not share in our profits or surplus earnings.

Misstatement of Age or Sex (Non-Unisex Policy).  If the age or sex (in the case of a non-unisex Policy) of the Insured is stated incorrectly, the amounts payable by us will be adjusted as follows:

     Misstatement discovered at death-The death benefit will be recalculated to that which would be purchased by the most recently charged Monthly Cost of Insurance rate for the correct age or sex (for a non-unisex Policy).

     Misstatement discovered prior to death-Your Account Value will be recalculated from the Policy Date using the Monthly Cost of Insurance Rates based on the correct age or sex (for a non-unisex Policy).

Suicide.  If the Insured, whether sane or insane, commits suicide within two years after the Policy's Issue Date, we will not pay any part of the Policy Proceeds.  We will refund the premiums paid, less the amount of any Policy Debt and any partial withdrawals.  If the Insured, whether sane or insane, commits suicide within two years after the effective date of an increase in the Specified Face Amount, then our liability as to that increase will be the cost of insurance for that increase.

Incontestability.  All statements made in the application or in a supplemental application are representations and not warranties.  We relied and will rely on those statements when approving the issuance, increase in face amount, increase in death benefit over premium paid, change in death benefit option or reinstatement of the Policy.  No statement can be used by us in defense of a claim unless the statement was made in the application or in a supplemental application.  In the absence of fraud, after the Policy has been in force during the lifetime of the Insured for a period of two years from its Issue Date, we cannot contest it except for non-payment of premiums.  However, any increase in the face amount which is effective after the Issue Date will be incontestable only after such increase has been in force during the lifetime of the Insured for two years from the effective date of such increase.  Any increase in death benefit over premium paid or increase in death benefit due to a death benefit option change will be incontestable only after such increase has been in force during the lifetime of the Insured for two years from the date of the increase.  Any reinstatement will be incontestable after the reinstated Policy has been in force during the lifetime of the Insured for two years from the effective date of the reinstatement.

Report to Owner.  We will send You a report at least once each Policy Year.  The report will show current policy values, premiums paid and deductions made since the last report.  It will also show the balance of any outstanding policy loans and accrued interest on such loans.  There is no charge for this report.  Additionally, confirmations of individual transactions (e.g. premium payments, allocations, transfers) in the Policy will be sent at the time of the transaction.

Federal Income Tax Considerations

The following is a summary of our understanding of current federal income tax laws and is not intended as tax advice.  You should be aware that Congress has the power to enact legislation affecting the tax treatment of life insurance contracts which could be applied retroactively.  New judicial or administrative interpretation of federal income tax law may also affect the tax treatment of life insurance contracts.  The Internal Revenue Code of 1986, as amended (the “Code”), is not in force in the Commonwealth of Puerto Rico but certain residents of Puerto Rico may be subject to the Code’s income tax provisions.  Thus, this summary will apply to their Policies.  For those residents not subject to such Code provisions, (1) some references in this summary will not apply to their Policies and (2) due to IRS Rev. Rul. 2004-75, as amplified by Rev. Rul. 2004-97, we will treat Puerto Rico Policy distributions and withdrawals occurring on and after January 1, 2005 as U.S.-source income that is subject to U.S. income tax withholding and reporting.  Any person contemplating the purchase of a Policy or any transaction involving a Policy should consult a qualified tax adviser.  We do not make any representation or provide any guarantee regarding the federal, state or local tax treatment of any Policy or any transaction involving a Policy.

Our Tax Status

We are taxed as a life insurance company under Subchapter L of the Code.  Although we account for the operations of the Variable Account separately from our other operations for purposes of federal income taxation, the Variable Account currently is not separately taxable as a regulated investment company or other taxable entity.

Taxes we pay, or reserve for, that are attributable to the earnings of the Variable Account could affect the Net Investment Factor, which in turn affects your Account Value.  Under existing federal income tax law, however, the income (consisting primarily of interest, dividends and net capital gains) of the Variable Account, to the extent applied to increase reserves under the Policy, is not taxable to us.  Similarly, no state or local income taxes are currently attributable to the earnings of the Variable Account.  Therefore, we do not take any federal, state or local taxes into account when determining the Net Investment Factor.  We may take taxes into account when determining the Net Investment Factor in future years if, due to a change in law, our tax status or otherwise, such taxes are attributable to the earnings of the Variable Account.

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets that are treated as company assets under applicable income tax law.  These benefits, which reduce our overall corporate income tax liability, may include dividends received deductions and foreign tax credits which can be material.  We do not pass these benefits through to the Variable Account, principally because:  (i) the great bulk of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the Variable Account receives and (ii) under applicable income tax law, policyowners are not the owners of the assets generating the benefits.

Taxation of Policy Proceeds

Section 7702 of the Code provides certain tests for whether a policy will be treated as a “life insurance contract” for tax purposes.  Provided that the policyowner of the Policy has an insurable interest in the Insured, we believe that the Policy meets these tests, and thus should receive the same federal income tax treatment as a fixed life insurance contract.  As such, the Death Benefit under the Policy will generally be eligible for exclusion from the gross income of the beneficiary under Section 101 of the Code, and the policyowner will not be deemed to be in constructive receipt of the increases in Cash Surrender Values, including additions attributable to interest, dividends, appreciation or gains realized upon transfers among the Sub-Accounts and the Fixed Account, until actual receipt thereof.

However, You may be taxed on all of the accumulated income under the Policy on its maturity date and there can be no assurance that an election to extend the maturity date of the Policy will avoid that result.  In addition, a corporate owner may be subject to alternative minimum tax on the annual increases in Cash Surrender Values and on the portion of the Death Benefit under the Policy that exceeds its Cash Surrender Value.

To qualify as a life insurance contract under Section 7702, the Policy must satisfy certain actuarial requirements.  Section 7702 requires that actuarial calculations be based on mortality charges that meet the “reasonable mortality charge” requirements set forth in the Code, and other charges reasonably expected to be actually paid that are specified in the Policy.  The law relating to reasonableness standards for mortality and other charges is based on statutory language and certain IRS pronouncements that do not address all relevant issues.  Accordingly, although we believe that the mortality and other charges that are used in the calculations (including those used with respect to Policies issued to so-called “sub-standard risks”) meet the applicable requirements, we cannot be certain.  It is possible that future regulations will contain standards that would require us to modify the mortality and other charges used in the calculations, and we reserve the right to make any such modifications.

IRS Notice 2006-95 provides special guidance concerning the “reasonable mortality charge” requirements for certain changes made in 2009 or later to Policies with Investment Start Dates prior to 2009 based on 1980 Commissioners Standard Ordinary (CSO) Mortality Tables.  The Notice provides a safe harbor which would not require such changes to cause a pre-2009 Policy to become subject to the 2001 CSO mortality tables for purposes of Section 7702 of the Code.  If we determine that the safe harbor does not include a particular change, we will not permit You to make such change since to do so could cause your Policy to not qualify as life insurance under Section 7702.  Before requesting a change under a pre-2009 Policy, you should consult with a qualified tax advisor on the potential impact of IRS Notice 2006-95.

For a variable contract like the Policy to qualify as life insurance for federal income tax purposes, it also must comply with the investment diversification rules found in Section 817 of the Code.  We believe that the Variable Account complies with the diversification requirements prescribed by Section 1.817-5 of the Treasury Regulations.  The IRS has stated that satisfaction of the diversification requirements described above by itself does not prevent a contract owner from being treated as the owner of separate account assets under an “owner control” test.  If a contract owner is treated as the owner of separate account assets for tax purposes, the contract owner would be subject to taxation on the income and gains from the separate account assets.  In published revenue rulings through 1982 and then again in 2003, the IRS has stated that a variable contract owner will be considered the owner of separate account assets if the owner possesses incidents of ownership in those assets, such as the ability to exercise control over the investment of the assets.  In Rev. Rul. 2003-91, the IRS considered certain variable annuity and variable life insurance contracts and concluded that the owners of the variable contracts would not be considered the owners of the contracts underlying assets for federal income tax purposes.

Rev. Rul. 2003-91 states that the determination of whether the owner of a variable contract possesses sufficient incidents of ownership over the assets underlying the variable contract so as to be deemed the owner of those assets for federal income tax purposes will depend on all the facts and circumstances.  We do not believe that the differences between the Policy and the contracts described in Rev. Rul. 2003-91 with respect to the number of investment choices and the ability to transfer among investment choices should prevent the holding in Rev. Rul. 2003-91 from applying.  Nevertheless, You should consult with a qualified tax adviser on the potential impact of the “owner control” rules of the IRS as they relate to the investment decisions and activities You may undertake with respect to the Policy.

The guidelines in Rev. Rul. 2003-91 do not address the treatment of a policyholder which is, or which is affiliated with, an investment manager.  Any investment manager or affiliate who purchases a Policy assumes the risk that it may be treated as the owner of the investments underlying the Policy under the “owner control” rules because of the investment manager’s control over assets held under the Policy.  However, because the diversification rules would permit an investment manager (or its affiliate) to hold a direct investment in an investment option under the Policy, we do not believe that the application of the “owner control” rules to an investment manager (or its affiliate) should affect You.

In the future, the IRS and/or the Treasury Department may issue new rulings, interpretations or regulations on this subject.  Accordingly, we reserve the right to modify the Policy as necessary to attempt to prevent You from being considered the owner, for tax purposes, of the underlying assets.  We also reserve the right to notify You if we determine that it is no longer practicable to maintain the Policy in a manner that was designed to prevent You from being considered the owner of the assets of the Variable Account.  You bear the risk that You may be treated as the owner of Variable Account assets and taxed accordingly.

The tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a Modified Endowment Contract under Section 7702A of the Code.  Due to the flexibility of the payment of premiums and other rights You have under the Policy, classification of the Policy as a Modified Endowment Contract will depend upon the individual operation of each Policy.  A Policy is a Modified Endowment Contract if the aggregate amount paid under the Policy at any time during the first seven Policy Years exceeds the sum of the net level premiums that would have been paid on or before such time if the Policy provided for paid up future benefits after the payment of seven level annual premiums.  If there is a reduction in benefits during the first seven Policy Years, the foregoing computation is made as if the Policy originally had been issued at the reduced benefit level.  If there is a “material change” to the Policy, the seven year testing period for Modified Endowment Contract status is restarted.  A life insurance contract received in exchange for a Modified Endowment Contract also will be treated as a Modified Endowment Contract.

We have undertaken measures to prevent payment of a premium from inadvertently causing the Policy to become a Modified Endowment Contract.  In general, You should consult a qualified tax adviser before undertaking any transaction involving the Policy to determine whether such a transaction would cause the Policy to become a Modified Endowment Contract.

If a Policy is not a Modified Endowment Contract, cash distributions from the Policy are treated first as a nontaxable return of the owner’s Investment in the Policy (as defined below) and then as a distribution of the income earned under the Policy, which is subject to ordinary income tax.  (An exception to this general rule occurs when a cash distribution is made in connection with certain reductions in the death benefit under the Policy in the first fifteen contract years.  Such a cash distribution is taxed in whole or in part as ordinary income.)  Loans from, or secured by, a Policy that is not a Modified Endowment Contract generally are treated as bona fide indebtedness, and thus are not included in the owner’s gross income.

If a Policy is a Modified Endowment Contract, distributions from the Policy are treated as ordinary income subject to ordinary income tax up to the amount equal to the excess of the Account Value (which includes unpaid policy loans) immediately before the distribution over the Investment in the Policy (as defined below).  Loans taken from, or secured by, such a Policy, as well as due but unpaid interest thereon, are taxed in the same manner as distributions from the Policy.  A 10% additional tax is imposed on the portion of any distribution from, or loan taken from or secured by, a Modified Endowment Contract that is included in income except when the distribution or loan is made on or after the owner attains age 59 ½, is attributable to the policyowner’s becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policyowner or the joint lives (or joint life expectancies) of the policyowner and the policyowner’s Beneficiary.  These exceptions are not likely to apply where the Policy is not owned by an individual (or held in trust for an individual).  For purposes of the computations described in this paragraph, all Modified Endowment Contracts issued by us to the same policyowner during any calendar year are treated as one Modified Endowment Contract.

There are substantial limits on the deductibility of policy loan interest on a federal income tax return.  You should consult a qualified tax adviser regarding such deductions.

Upon the complete maturity, surrender or lapse of the Policy, the amount by which the sum of the Policy’s Cash Surrender Value and any unpaid Policy Debt exceeds the policyowner’s “Investment in the Policy” (as defined below) is treated as ordinary income subject to tax and, if the Policy is a Modified Endowment Contract, the 10% additional tax discussed above may apply also.  Any loss incurred upon surrender generally is not deductible.  Any corporation that is subject to the alternative minimum tax will also have to make a separate computation of the Investment in the Policy and the gain resulting from the maturity of the Policy, or a surrender or lapse of the Policy for purposes of that tax.

The term “Investment in the Policy” means-

-	the aggregate amount of any premiums or other consideration paid for a Policy, minus

-	the aggregate amount received under the Policy which is excluded from the policyowner’s gross income (other than loan amounts), plus

-	the amount of any loan from, or secured by, the Policy that is a Modified Endowment Contract (as defined above) to the extent that such amount is included in the policyowner’s gross income.

The “Investment in the Policy” is increased by any unpaid Policy Debt on a Policy that is a Modified Endowment Contract in order to prevent double taxation of income.  Since the Policy Debt was treated as a taxable distribution at the time the Policy Debt was incurred, the failure to increase the “Investment in the Policy” by the Policy Debt would cause such amount to be taxed again upon a Policy surrender or lapse.

The amount realized that is taken into account in computing the gain on the complete surrender or lapse of a Policy will include any unpaid Policy Debt on a Policy that is a Modified Endowment Contract even though that amount has already been treated as a taxable distribution.

If a Policy is not a Modified Endowment Contract, then the Investment in the Policy is not affected by the receipt of a loan from, or secured by a Policy.

Whether or not the Policy is a Modified Endowment Contract, however, no payment of the principal of, or the interest due under, any loan from or secured by a Policy will affect the amount of the Investment in the Policy.

A policyowner generally will not recognize gain upon the exchange of the Policy for another life insurance policy issued by us or another insurance company, except to the extent that the policyowner receives cash in the exchange or is relieved of policy indebtedness as a result of the exchange.  In no event will the gain recognized exceed the amount by which the Policy’s Account Value (which includes unpaid policy loans) exceeds the policyowner’s Investment in the Policy.

A transfer of the Policy, a change in the policyowner, a change in the beneficiary, certain other changes to the Policy and particular uses of the Policy (including use in a so called “split-dollar” arrangement) may have tax consequences depending upon the particular circumstances and should not be undertaken prior to consulting with a qualified tax adviser.  For instance, if You transfer the Policy or designate a new policyowner in return for valuable consideration (or, in some cases, if the transferor is relieved of a liability as a result of the transfer), then the Death Benefit payable upon the death of the Insured may in certain circumstances be includible in your taxable income to the extent that the Death Benefit exceeds the prior consideration paid for the transfer and any premiums and other amounts paid later by the transferee.  Further, in such a case, if the consideration received exceeds your Investment in the Policy, the difference will be taxed to You as ordinary income.

The Code denies the income tax-free treatment of death benefits payable under an employer-owned life insurance contract unless certain notice and consent requirements are met and either (1) certain rules relating to the insured employee’s status are satisfied or (2) certain rules relating to the payment of the amount received under the contract to, or for the benefit of, certain beneficiaries or successors of the insured employee are satisfied.  These rules apply to life insurance contracts owned by corporations (including S corporations), individual sole proprietors, estates and trusts and partnerships that are engaged in a trade or business.  Any business contemplating the purchase of a Policy on the life of an employee should consult with its legal and tax advisors regarding the applicability of these Code provisions to the proposed purchase.

A tax adviser should also be consulted with respect to the Treasury’s split dollar regulations if You have purchased or are considering the purchase of a Policy for a split dollar insurance plan.  Any business contemplating the purchase of a new life insurance contract or a change in an existing contract should consult a tax adviser.  There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the policyowner is subject to that tax.  Federal, as well as state and local, estate, inheritance and other tax consequences of ownership or receipt of Policy Proceeds will depend on your individual circumstances and those of the beneficiary.

Withholding

We will withhold and remit to the U.S. Government a part of the taxable portion of each distribution unless, prior to the distribution, the Owner provides us his or her taxpayer identification number and instructs us (in the manner prescribed) not to withhold.  The Owner may credit against his or her federal income tax liability for the year of distribution any amounts that we withhold.

Tax Return Disclosure

We believe that the purchase of a Policy is not currently subject to the income tax return disclosure requirements of Code Section 6011 and Treasury Regulation Section 1.6011-4.  However, it is your responsibility, in consultation with your tax and legal counsel and advisers, to make your own determination as to the applicability of the disclosure requirements of Code Section 6011 and Treasury Regulation Section 1.6011-4 to your federal income tax return.

Under Code Section 6111 and Temporary Treasury Regulation Section 301.6111-1T, we are required to register with the IRS any offerings or sales of Policies that are considered tax shelters.  We believe that registration would not be required under current regulations with respect to sales of the offering or sale of a Policy.

We believe that the customer list requirements of Code Section 6112 and Treasury Regulation Section 301.6112-1 are not currently applicable to such offerings and sales.

Distribution of Policy

The Policy is offered on a continuous basis.  The Policy is sold by licensed insurance agents ("Selling Agents") in those states where the Policy may be lawfully sold.  Such Selling Agents will be registered representatives of affiliated and unaffiliated broker-dealer firms ("Selling Broker-Dealers") registered under the Securities Exchange Act of 1934 who are members of the Financial Industry Regulatory Authority (“FINRA”) and who have entered into selling agreements with the Company and our general distributor, Clarendon Insurance Agency, Inc. ("Clarendon"), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.  Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA.

The Company (or its affiliates, for the purposes of this section only, collectively, "the Company") pays the Selling Broker-Dealers compensation for the promotion and sale of the Policy.  The Selling Agents who solicit sales of the Policy typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent.  This compensation is not paid directly by the Policy Owner or the Variable Account.  The Company intends to recoup this compensation through fees and charges imposed under the Policy, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds.

The amount and timing of commissions the Company may pay to Selling Broker-Dealers may vary depending on the selling agreement but is not expected to be more than 105% of the first Target Premium.  Target Premium varies based on the Insured's Issue Age, sex and rating class.  Commissions will not exceed 30% of the second Target Premium received and 7.5% of Target Premiums three through ten.  Commissions will not exceed 3% on premiums received in excess of ten Target Premiums.  Commissions will not exceed 2% on premiums received in Policy Years 11 and thereafter.

If an LTA Rider is attached to the Policy, commissions will not exceed more than 95% of the first Target Premium.  Commissions will not exceed 10% of Target Premiums two through five, 5% of Target Premiums six through eight, 1% of Target Premiums nine and ten, 3% of premiums received in excess of ten Target Premiums and 1% of premium received in Policy Years 11 and thereafter.

If an Enhanced Cash Surrender Value Rider is attached to the Policy, commissions will not exceed 20% of premiums received up to ten Target Premiums, 3% of premiums received in excess of ten Target Premiums and 2% of any premium received in Policy Years 11 and thereafter.

The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by FINRA rules and other applicable laws and regulations and this compensation may be significant in amount.

The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries, including, in some cases, payments to affiliates of the Company such as Sun Life Financial Distributors, Inc., in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers.  This compensation may be significant and may be based on a percentage of premium, a percentage of Account Value and/or may be a fixed dollar amount.

In addition to the compensation described above, the Company may make additional cash payments (in certain circumstances referred to as “override” compensation) or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support.  These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level of and type of marketing and distribution support provided.  Marketing and distribution support services may include, among other services, placement of the Company's products on the Selling Broker-Dealer's preferred or recommended list, access to the Selling Broker-Dealer's registered representatives for purposes of promoting sales of the Company's products, assistance in training and education for the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars. The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealers actual or expected aggregate sales of our variable policies (including the Policy) or assets held within those policies and/or may be a fixed dollar amount.  Broker-dealers receiving these additional payments may pass on some or all of the payments to the Selling Agent.  The prospect of receiving, or the receipt of additional compensation as described above may provide Selling Broker-Dealers with an incentive to favor sales of the Policies over other variable life policies (or other investments) with respect to which the Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation.  You should take such payment arrangements into account when considering and evaluating any recommendation relating to the Policies.

In addition to selling our variable policies (including the Policy), some Selling Broker-Dealers or their affiliates may have other business relationships with the Company.  Those other business relationships may include, for example, reinsurance agreements pursuant to which an affiliate of the Selling Broker-Dealer provides reinsurance to the Company relative to some or all of the Policies or other variable policies issued by the Company or its affiliates.  The potential profits for a Selling Broker-Dealer or its affiliates (including its registered representatives) associated with such reinsurance arrangements could be significant in amount and could indirectly provide incentives to the Selling Broker-Dealer and its Selling Agents to recommend products for which they provide reinsurance over similar products which do not result in potential reinsurance profits to the Selling Broker-Dealer or its affiliate.  The operation of an individual policy is not impacted by whether the policy is subject to a reinsurance arrangement between the Company and an affiliate of the Selling Broker-Dealer.

As discussed in the preceding paragraphs, the Selling Broker-Dealer may receive numerous forms of payments that, directly or indirectly, provide incentives to, and otherwise facilitate and encourage the offer and sale of the Policies by Selling Broker-Dealers and their registered representatives.  Such payments may be significantly greater or less in connection with the Policies than in connection with other products offered and sold by the Company or by others.  Accordingly, the payments described above may create a potential conflict of interest, as they may influence your Selling Broker-Dealer or registered representative to present a Policy to You instead of (or more favorably than) another product or products that might be preferable to You.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of the Policy.
During 2010, 2011 and 2012, commissions were paid of $2,110,871, $2,287,451, and $703,170 respectively and Clarendon did not retain any commissions in connection with the distribution of the Policies.

Voting Rights

We are the legal owner of all shares of the Funds held in the Sub-Accounts of the Variable Account, and as such have the right to vote upon matters that are required by the Investment Company Act of 1940 to be approved or ratified by the shareholders of the Funds and to vote upon any other matters that may be voted upon at a shareholders' meeting.  We will, however, vote shares held in the Sub-Accounts of the Variable Account in accordance with instructions received from policyowners who have an interest in those respective Sub-Accounts. As a result of proportional voting, the instructions of a small number of policyowners could determine the outcome of a proposal subject to shareholder vote.

We will vote shares held in each Variable Sub-Account for which no timely instructions from policyowners are received, together with shares not attributable to a Policy, in the same proportion as those shares in that Variable Sub-Account for which instructions are received.  Should the applicable federal securities laws change so as to permit us to vote shares held in the Variable Account in our own right, we may elect to do so.

The number of shares in each Variable Sub-Account for which a policyowner may give instructions is determined by dividing the portion of the Account Value derived from participation in that Variable Sub-Account, if any, by the value of one share of the corresponding Fund.  We will determine the number as of a date we choose, but not more than 90 days before the shareholders' meeting.  Fractional votes are counted.  Voting instructions will be solicited in writing at least 14 days prior to the shareholders' meeting.

We may, if required by state insurance regulators, disregard voting instructions if those instructions would require shares to be voted so as to cause a change in the sub-classification or investment policies of one or more of the Funds, or to approve or disapprove an investment management contract.  In addition, we may disregard voting instructions that would require changes in the investment policies or investment adviser, provided that we reasonably disapprove of those changes in accordance with applicable federal regulations.  If we disregard voting instructions, we will advise You of that action and our reasons for it in our next communication to policyowners.

Other Information

State Regulation

We are subject to the laws of Delaware governing life insurance companies and to regulation by Delaware's Commissioner of Insurance, whose agents periodically conduct an examination of our financial condition and business operations.  We are also subject to the insurance laws and regulations of the jurisdictions in which we are authorized to do business.

We are required to file an annual statement with the insurance regulatory authority of those jurisdictions where we are authorized to do business relating to our business operations and financial condition as of December 31st of the preceding year.

Legal Proceedings

We, like other insurance companies, are involved in lawsuits, including class action lawsuits.  Although the outcome of any litigation cannot be predicted with certainty, we believe that, at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse effect on the Variable Account, on the ability of Clarendon Insurance Agency, Inc. to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Policies.

Experts

Actuarial matters concerning the Policy have been examined by Philip Johnson, FSA, MAAA, Assistant Vice President.

Registration Statements

This prospectus is part of a registration statement that has been filed with the Securities and Exchange Commission under the Securities Act of 1933 with respect to the Policy.  It does not contain all of the information set forth in the registration statement and the exhibits filed as part of the registration statement.  You should refer to the registration statement for further information concerning the Variable Account, Sun Life Assurance Company of Canada (U.S.), the mutual fund investment options and the Policy.

Financial Statements

Our Company financial statements, provided in the Statement of Additional Information, should be considered only as bearing on our ability to meet our obligations with respect to the death benefit and our assumption of the mortality and expense risks.  They should not be considered as bearing on the investment performance of the Fund shares held in the Variable Account.  Instructions on how to obtain the Statement of Additional Information are provided on the last page of this prospectus.

Appendix A
Glossary of Terms

Account Value-The sum of the amounts in each Variable Sub-Account and the Fixed Account with respect to a Policy.  Account Value does not include Policy Debt.  Policy Debt, which includes the amount of loans and interest charged, is not deducted from Account Value.  It is reflected in the amounts received upon surrender or payment of Policy Proceeds.  It is also reflected in the amount of total Account Value that may be borrowed against.

Anniversary-The same day in each succeeding year as the day of the year corresponding to the Policy Date.

Attained Age-The Insured's Issue Age plus the number of completed Policy Years.

Business Day-Any day that we are open for business.

Cash Value-Account Value less any surrender charges.

Cash Surrender Value-The Cash Value decreased by the balance of any outstanding Policy Debt.

Class-The risk and underwriting classification of the Insured.

Due Proof-Such evidence as we may reasonably require in order to establish that a benefit is due and payable.  Generally, evidence will consist of the Insured’s death certificate.

Fixed Account-The portion of the Account Value funded by assets invested in our general account.

Flat Extra-An additional charge imposed if the Insured is a substandard risk.  It is a flat dollar charge per $1000 of Total Net Amount at Risk.

Fund-A mutual fund portfolio in which a Variable Sub-Account invests.

Initial Premium-The amount necessary to put the coverage in force.  Generally, this is two Minimum Monthly Premiums. The Initial Premium is shown in the Policy.

Insured-The person on whose life a Policy is issued.

Investment Start Date-The date the first premium is applied, which will be the later of the Issue Date, the Policy Date or the Valuation Date we receive a premium equal to or in excess of the specified Initial Premium.

Issue Age-The Insured's age as of the Insured's birthday nearest the Policy Date.

Issue Date-The date we produce a Policy from our system as specified in the Policy.

Minimum Monthly Premium-The Initial Premium is two Minimum Monthly Premiums.  The Minimum Monthly Premium is determined by the Specified Face Amount, death benefit option election, optional rider election and risk and underwriting classification of the Insured.

Monthly Anniversary Day-The same day in each succeeding month as the day of the month corresponding to the Policy Date.

Monthly Cost of Insurance-A deduction made on a monthly basis for the Specified Face Amount provided by the Policy and for the Waiver of Monthly Deductions rider, Payment of Stipulated Amount rider, Supplemental Insurance rider and Enhanced Cash Surrender Benefit rider.

Monthly Expense Charge-A per Policy deduction made on a monthly basis for administration and other expenses.

Mortality and Expense Risk Charge-The annual rate deducted monthly from the Account Value for the mortality and expense risk we assume by issuing the Policy.

No-Lapse Guarantee Period-The term when the Policy will not terminate if the premiums paid less partial withdrawals less Policy Debt exceed the sum of Minimum Monthly Premiums from the Policy Date to the Valuation Date.  The No-Lapse Guarantee Period is based on the Insured's age.  It may vary in length by state but may not exceed 20 years.

Policy-The form issued by Sun Life Assurance Company of Canada (U.S.) and is a contract between the policyowner and the Company.

Policy Application-The application for a Policy, a copy of which is attached to and incorporated in the Policy.

Policy Date-The date shown in the Policy Specifications from which the Insured’s Issue Age is established and from which Monthly Deductions reduce the Account Value.

Policy Debt-The principal amount of any outstanding loan against the Policy, plus accrued but unpaid interest on such loan.

Policy Month-A Policy Month is a one-month period commencing on the Policy Date or any Monthly Anniversary Day and ending on the next Monthly Anniversary Day.

Policy Net Amount at Risk-The Policy Net Amount at Risk is based on the insurance coverage provided by the base Policy and does not include any insurance coverage provided by rider.

Policy Proceeds-The amount determined in accordance with the terms of the Policy which is payable at the death of the Insured.  This amount is the death benefit, decreased by the amount of any outstanding Policy Debt and any unpaid charges and deductions, and increased by the amounts payable under any supplemental benefits.

Policy Year-A Policy Year is a one-year period commencing on the Policy Date or any Anniversary and ending on the next Anniversary.

Premium Expense Charge-A percentage charge deducted from each premium payment.

Principal Office-Sun Life Assurance Company of Canada (U.S.), One Sun Life Executive Park, Wellesley Hills, Massachusetts, 02481, or such other address as we may hereafter specify to You by written notice.

Processing Date-The first Valuation Date on or next following a Monthly Anniversary Day.

Rider Net Amount at Risk-The Rider Net Amount at Risk is based on the insurance coverage provided by the Supplemental Insurance Rider.

Specified Face Amount-The amount of life insurance coverage You request as specified in the Policy.

Sub-Accounts-Sub-accounts into which the assets of the Variable Account are divided, and the Fixed Account.

Target Premium-An amount of premium specified as such in the Policy, used to determine the amount of commissions paid by the Company to the Selling Broker-Dealer.

Total Net Amount at Risk-The Policy Net Amount at Risk plus the Rider Net Amount at Risk.

Unit-A unit of measurement that we use to calculate the value of each Variable Sub-Account.

Unit Value-The value of each Unit of assets in a Variable Sub-Account.

Valuation Date-Any day that the New York Stock Exchange is open for business.  We will determine Unit Values for each Valuation Date as of the close of the New York Stock Exchange on a Valuation Date.

Valuation Period-The period of time from one Valuation Date to the next Valuation Date.

Variable Account-Sun Life of Canada (U.S.) Variable Account I.

Variable Sub-Accounts-Sub-accounts into which the assets of the Variable Account are divided, each of which corresponds to an investment choice available to You.

You-is the owner of the Policy.

Appendix B
Table of Death Benefit Percentages

Age	Applicable Percentage	Age	Applicable Percentage
20	250%	60	130%
21	250%	61	128%
22	250%	62	126%
23	250%	63	124%
24	250%	64	122%
25	250%	65	120%
26	250%	66	119%
27	250%	67	118%
28	250%	68	117%
29	250%	69	116%
30	250%	70	115%
31	250%	71	113%
32	250%	72	111%
33	250%	73	109%
34	250%	74	107%
35	250%	75	105%
36	250%	76	105%
37	250%	77	105%
38	250%	78	105%
39	250%	79	105%
40	250%	80	105%
41	243%	81	105%
42	236%	82	105%
43	229%	83	105%
44	222%	84	105%
45	215%	85	105%
46	209%	86	105%
47	203%	87	105%
48	197%	88	105%
49	191%	89	105%
50	185%	90	105%
51	178%	91	104%
52	171%	92	103%
53	164%	93	102%
54	157%	94	101%
55	150%	95+	100%
56	146%
57	142%
58	138%
59	134%

Appendix C

PRIVACY POLICY

Introduction

At the Sun Life Financial group of companies,1 protecting your privacy is important to us.  Whether you are an existing customer or considering a relationship with us, we recognize that you have an interest in how we may collect, use and share information about you.

Sun Life Financial has a long tradition of safeguarding the privacy of its customers’ information. We understand and appreciate the trust and confidence you place in us, and we take seriously our obligation to maintain the confidentiality and security of your personal information.

We invite you to review this Privacy Policy which outlines how we use and protect that information.

Collection of Nonpublic Personal Information by Sun Life Financial

Collecting personal information from you is essential to our ability to offer you high-quality investment, retirement and insurance products.  When you apply for a product or service from us, we need to obtain information from you to determine whether we can provide it to you.  As part of that process, we may collect information about you, known as nonpublic personal information, from the following sources:

• Information we receive from you on applications or other forms, such as your name, address, social security number and date of birth;

• Information about your transactions with us, our affiliates or others, such as other life insurance policies or annuities that you may own; and

• Information we receive from a consumer reporting agency, such as a credit report.

Limited Use and Sharing of Nonpublic Personal Information by Sun Life Financial

We use the nonpublic personal information we collect to help us provide the products and services you have requested and to maintain and service your accounts.  Once we obtain nonpublic personal information from you, we do not disclose it to any third party except as permitted or required by law.

We may share your nonpublic personal information within Sun Life Financial to help us develop innovative financial products and services and to allow our member companies to inform you about them.  The Sun Life Financial group of companies provides a wide variety of financial products and services including individual life insurance, individual fixed and variable annuities and group life, disability, dental and medical stop-loss insurance.

We also may disclose your nonpublic personal information to companies that help in conducting our business or perform services on our behalf, or to other financial institutions with which we have joint marketing agreements.  Sun Life Financial is highly selective in choosing these companies, and we require them to comply with strict standards regarding the security and confidentiality of our customers’ nonpublic personal information.  These companies may use and disclose the information provided to them only for the purpose for which it is provided, as permitted by law.

There also may be times when Sun Life Financial is required to disclose its customers’ nonpublic personal information, such as when complying with federal, state or local laws, when responding to a subpoena, or when complying with an inquiry by a governmental agency or regulator.

Our Treatment of Information About Former Customers

Our protection of your nonpublic personal information extends beyond the period of your customer relationship with us.  If your customer relationship with us ends, we will not disclose your information to nonaffiliated third parties other than as permitted or required by law.

Security of Your Nonpublic Personal Information

We maintain physical, electronic and procedural safeguards that comply with federal and state regulations to safeguard your nonpublic personal information from unauthorized use or improper access.

Employee Access to Your Nonpublic Personal Information

We restrict access to your nonpublic personal information to those employees who have a business need to know that information in order to provide products or services to you or to maintain your accounts.  Our employees are governed by a strict code of conduct and are required to maintain the confidentiality of customer information.

Questions

Questions about this Privacy Policy may be directed to SLF_US_Privacy@sunlife.com.

1This notice applies to all Sun Life Financial companies and branches operating in the United States other than those that have adopted their own privacy policies.  Massachusetts Financial Services Company, Professional Insurance Company and California Benefits Dental Plan have each adopted their own separate privacy policies.

The SAI includes additional information about Sun Life of Canada (U.S.) Variable Account I and is incorporated herein by reference.  The SAI and personalized illustrations of death benefits, cash surrender values and cash values are available upon request, at no charge.  You may make inquiries about the Policy, request an SAI and request a personalized illustration by calling 1-800-700-6554.

You can review and copy the complete registration statement (including the SAI) which contains additional information about us, the Policy and the Variable Account at the SEC's Public Reference Room in Washington, D.C.  To find out more about this public service, call the Securities and Exchange Commission at 202-551-8090.  Reports and other information about the Policy and its mutual fund investment options are also available on the SEC's website (www.sec.gov), or you can receive copies of this information, for a duplication fee, by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, NE, Washington, D.C.  20549.

Securities Act of 1933 File No. 333-143354
Investment Company Act. File No. 811-09137

PART B

STATEMENT OF ADDITIONAL INFORMATION

SUN PRIME

VARIABLE UNIVERSAL LIFE POLICY

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

April 29, 2013

This Statement of Additional Information (SAI) is not a prospectus but it relates to, and should be read in conjunction with, the Sun Prime Variable Universal Life Insurance prospectus, dated April 29, 2013.  The prospectus is available, at no charge, by writing Sun Life Assurance Company of Canada (U.S.)("the Company") at One Sun Life Executive Park, Wellesley Hills, MA  02481 or calling 1-800-700-6554.

TABLE OF CONTENTS
THE COMPANY AND THE VARIABLE ACCOUNT
CUSTODIAN
EXPERTS
DISTRIBUTION AND UNDERWRITING OF POLICY
THE POLICY
FINANCIAL STATEMENTS OF SEPARATE ACCOUNT I
FINANCIAL STATEMENTS OF THE COMPANY

THE COMPANY AND THE VARIABLE ACCOUNT
The corporate parent of Sun Life Assurance Company of Canada (U.S.) is Sun Life Financial Inc. (“Sun Life Financial”).  Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York and Philippine stock exchanges.  Sun Life Financial ultimately controls Sun Life Assurance Company of Canada (U.S.) through the following intervening companies: Sun Life of Canada (U.S.) Holdings, Inc., Sun Life Financial (U.S.) Investments LLC, Sun Life Financial (U.S.) Holdings, Inc., Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc., and Sun Life Global Investments Inc.  Sun Life Assurance Company of Canada (U.S) is a stock life insurance company incorporated under the laws of Delaware on January 12, 1970.Sun Life Financial has announced the execution of a definitive agreement  to sell its United States domestic annuity business and certain of its United States life insurance businesses to Delaware Life Holdings, LLC (the “Purchaser”) (the “Proposed Transaction”).  The Purchaser is a limited liability company organized under the laws of the State of Delaware.  The Proposed Transaction will include the transfer of all of the issued and outstanding shares of the Company to the Purchaser.  The closing date for the Proposed Transaction is expected to be as soon as May 31, 2013, subject to receipt of all required regulatory approvals as well as satisfaction of other closing conditions.   Although completion of the Proposed Transaction will result in a change in control of the Company, the terms and conditions of your Policy with the Company will not change and you will not need to take any action.

Sun Life Assurance Company of Canada (U.S) is a stock life insurance company incorporated under the laws of Delaware on January 12, 1970.

Sun Life of Canada (U.S.) Variable Account I was established in accordance with Delaware law on December 1, 1998 and is registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust.

CUSTODIAN

We are the Custodian of the assets of the Variable Account.  We will purchase Fund shares at net asset value in connection with amounts allocated to the Variable Sub-Accounts in accordance with your instructions, and we will redeem Fund shares at net asset value for the purpose of meeting the contractual obligations of the Variable Account and paying charges relative to the Variable Account. The Variable Account will be fully funded at all times for purposes of Federal securities laws.

EXPERTS

The statutory-basis financial statements of Sun Life Assurance Company of Canada (U.S.) (the “Company”) as of December 31, 2012 and December 31, 2011 and for each of the three years in the period ended December 31, 2012 (which report expresses an unmodified opinion in accordance with accounting practices prescribed or permitted by the Insurance Department of the State of Delaware and includes an emphasis-of-matter paragraph relating to the Company adopting Statement of Statutory Accounting Principle (“SSAP”) No. 101 Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10 in 2012 and an other matter paragraph relating to significant balances and transactions with affiliates), included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.  Their office is located at 200 Berkeley Street, Boston, Massachusetts 02116.

The financial statements of Sun Life of Canada (U.S.) Variable Account I, included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

DISTRIBUTION AND UNDERWRITING OF THE POLICY

The Policy is offered on a continuous basis.  The Policy is sold by licensed insurance agents ("Selling Agents") in those states where the Policy may be lawfully sold.  Such Selling Agents will be registered representatives of affiliated and unaffiliated broker-dealer firms ("Selling Broker-Dealers") registered under the Securities Exchange Act of 1934 who are members of the Financial Industry Regulatory Authority (“FINRA”) and who have entered into selling agreements with the Company and our general distributor, Clarendon Insurance Agency, Inc. ("Clarendon"), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.  Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA.

The Company (or its affiliates, for the purposes of this section only, collectively, "the Company"), pays the Selling Broker-Dealers compensation for the promotion and sale of the Policy.  The Selling Agents who solicit sales of the Policy typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent.  This compensation is not paid directly by the Policy Owner or the Variable Account.  The Company intends to recoup this compensation through fees and charges imposed under the Policy, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds.

The amount and timing of commissions the Company may pay to Selling Broker-Dealers may vary depending on the selling agreement but is not expected to be more than 105% of the first Target Premium.  Target Premium varies based on the Insured's age, sex and rating class.  Commissions will not exceed 30% of the second Target Premium received and 7.5% of Target Premiums three through ten.  Commissions will not exceed 3% on premiums received in excess of ten Target Premiums.  Commissions will not exceed 2% on any premiums received in Policy Years 11 and thereafter.

If an LTA Rider is attached to the Policy, commissions will not exceed more than 95% of the first Target Premium.  Commissions will not exceed 10% of Target Premiums two through five, 5% of Target Premiums six through eight, 1% of Target Premiums nine and ten, 3% of premiums received in excess of ten Target Premiums and 1% of premium received in Policy Years 11 and thereafter.

If an Enhanced Cash Surrender Value Rider is attached to the Policy, commissions will not exceed 20% of premiums received up to ten target premiums, 3% of premiums received in excess of ten target premiums and 2% of any premium received in Policy Years 11 and thereafter.

The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by FINRA rules and other applicable laws and regulations and this compensation may be significant in amount.

The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries, including, in some cases, payments to affiliates of the Company such as Sun Life Financial Distributors, Inc., in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers.  This compensation may be significant and may be based on a percentage of premium, a percentage of Account Value and/or may be a fixed dollar amount.

In addition to the compensation described above, the Company may make additional cash payments (in certain circumstances referred to as “override” compensation) or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support.  These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level of and type of marketing and distribution support provided.  Marketing and distribution support services may include, among other services, placement of the Company's products on the Selling Broker-Dealer's preferred or recommended list, access to the Selling Broker-Dealer's registered representatives for purposes of promoting sales of the Company's products, assistance in training and education for the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars. The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealers actual or expected aggregate sales of our variable policies (including the Policy) or assets held within those policies and/or may be a fixed dollar amount.  Broker-dealers receiving these additional payments may pass on some or all of the payments to the Selling Agent.  The prospect of receiving, or the receipt of additional compensation as described above may provide Selling Broker-Dealers with an incentive to favor sales of the Policies over other variable life policies (or other investments) with respect to which the Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation.  You should take such payment arrangements into account when considering and evaluating any recommendation relating to the Policies.

In addition to selling our variable policies (including the Policy), some Selling Broker-Dealers or their affiliates may have other business relationships with the Company.  Those other business relationships may include, for example, reinsurance agreements pursuant to which an affiliate of the Selling Broker-Dealer provides reinsurance to the Company relative to some or all of the Policies or other variable policies issued by the Company or its affiliates.  The potential profits for a Selling Broker-Dealer or its affiliates (including its registered representatives) associated with such reinsurance arrangements could be significant in amount and could indirectly provide incentives to the Selling Broker-Dealer and its Selling Agents to recommend products for which they provide reinsurance over similar products which do not result in potential reinsurance profits to the Selling Broker-Dealer or its affiliate.  The operation of an individual policy is not impacted by whether the policy is subject to a reinsurance arrangement between the Company and an affiliate of the Selling Broker-Dealer.

As discussed in the preceding paragraphs, the Selling Broker-Dealer may receive numerous forms of payments that, directly or indirectly, provide incentives to, and otherwise facilitate and encourage the offer and sale of the Policies by Selling Broker-Dealers and their registered representatives.  Such payments may be significantly greater or less in connection with the Policies than in connection with other products offered and sold by the Company or by others.  Accordingly, the payments described above may create a potential conflict of interest, as they may influence your Selling Broker-Dealer or registered representative to present a Policy to You instead of (or more favorably than) another product or products that might be preferable to You.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of the Policy.
Total commissions paid by the Variable Account to, but not retained by, Clarendon during 2010, 2011 and 2012, were approximately $10,841,790, $7,802,022, and $2,070,990 respectively.

THE POLICY

To apply for a Policy, you must submit an application to our Principal Office.  We will then follow underwriting procedures designed to determine the insurability of the proposed Insured.  We offer the Policy on a regular (or medical) underwriting and simplified underwriting basis.  We may require medical examinations and further information before the proposed application is approved.  Simplified underwriting is available to certain groups of insureds, with all Insureds meeting certain other underwriting requirements.  We must pre-approve any simplified underwriting arrangements.  Proposed Insureds must be acceptable risks based on our underwriting limits and standards.  A Policy cannot be issued until the underwriting process has been completed to our satisfaction.  We reserve the right to reject an application that does not meet our underwriting requirements or to increase by no more than 500% the cost of insurance charges applicable to an Insured to cover the cost of the increased mortality risk borne by the Company.

The rates for the Policy will not exceed the Guaranteed Maximum Monthly Cost of Insurance Rates based on the 2001 Commissioners Standard Ordinary Smoker and Nonsmoker Mortality Tables.   The rates for the Policy if the Long Term Accumulation Rider is attached will not exceed the Guaranteed Maximum Monthly Cost of Insurance Rates based on the 2001 Commissioners Standard Ordinary Aggregate Mortality Tables.

Premium Expense Charge.   We will deduct a charge from each premium payment upon receipt.  Three and one-quarter percent of the charge is used to pay federal, state and local tax obligations and does not vary by state. The remainder of the Premium Expense Charge is a sales load used for agent compensation and other at issue costs.  If the Long Term Accumulation Rider is not attached to the Policy, the current Premium Expense Charge is 6.50% in all Policy Years and will not exceed 8.25%.  If the Long Term Accumulation Rider is attached to the Policy, the Premium Expense Charge is currently 15.00% in all Policy Years and is guaranteed not to exceed 15.00% in any Policy Year.

Increase in Face Amount.  After the first policy anniversary, you may request an increase in the Specified Face Amount.  You must provide satisfactory evidence of the Insured's insurability.  Once requested, an increase will become effective at the next policy anniversary following our approval of your request.  The Policy does not allow for an increase if the Insured's Attained Age is greater than 80 on the effective date of the increase.

If there are increases in the Specified Face Amount other than increases caused by changes in the death benefit option, the cost of insurance charge and monthly expense charge is determined separately for the initial Specified Face Amount and each increase in the Specified Face Amount.  The cost of insurance charges and monthly expense charges applicable to an increase in Specified Face Amount may be higher or lower than those charged on the original sums if the Insured’s health has changed to a degree that qualifies the Insured for a different risk classification.  In calculating the net amount at risk, your Account Value will first be allocated to the initial death benefit and then to each increase in the Specified Face Amount in the order in which the increases were made.

FINANCIAL STATEMENTS

The financial statements of the Variable Account and Sun Life Assurance Company of Canada (U.S.) are included in this Statement of Additional Information.  The statutory-basis financial statements of Sun Life Assurance Company of Canada (U.S.) will be provided as relevant to its ability to meet its financial obligations under the Policies and should not be considered as bearing on the investment performance of the assets held in the Variable Account.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Participants of Sun Life of Canada (U.S.) Variable Account I and the Board of Directors of Sun Life Assurance Company of Canada (U.S.) (the “Sponsor”):

We have audited the accompanying statements of assets and liabilities of Alger Growth & Income Portfolio I-2 Sub-Account, Alger Mid Cap Growth Portfolio I-2 Sub-Account, Alger Small Cap Growth Portfolio I-2 Sub-Account, AllianceBernstein VPS Balanced Wealth Strategy Portfolio (Class B) Sub-Account, AllianceBernstein VPS Global Thematic Growth Portfolio (Class B) Sub-Account, AllianceBernstein VPS Growth and Income Portfolio (Class B) Sub-Account, AllianceBernstein VPS International Value Portfolio (Class B) Sub-Account, American Funds Insurance Series Blue Chip Income Growth Fund Class 2 Sub-Account, American Funds Insurance Series Bond Fund Class 2 Sub-Account, American Funds Insurance Series Global Growth Fund Class 2 Sub-Account, American Funds Insurance Series Global Growth Income Fund Class 2 Sub-Account, American Funds Insurance Series Global Small Capitalization Fund Class 2 Sub-Account, American Funds Insurance Series Growth Fund Class 2 Sub-Account, American Funds Insurance Series Growth Income Fund Class 2 Sub-Account, American Funds Insurance Series High Income Bond Fund Class 2 Sub-Account, American Funds Insurance Series International Fund Class 2 Sub-Account, BlackRock Global Allocation V.I. Fund (Class III) Sub-Account, Columbia Variable Portfolio - Marsico 21st Century Fund Class 2 Sub-Account, Delaware VIP Smid Cap Growth Series Standard Class Sub-Account, Dreyfus IP MidCap Stock Portfolio (Initial Shares) Sub-Account, DWS Dreman Small Mid Cap Value VIP - Class A Sub-Account, DWS Small Cap Index VIP - Class B Sub-Account, Fidelity VIP Balanced Portfolio (Service Class 2) Sub-Account, Fidelity VIP Contrafund Portfolio (Service Class 2) Sub-Account, Fidelity VIP Contrafund Portfolio (Service Class) Sub-Account, Fidelity VIP Freedom 2015 Portfolio (Service Class 2) Sub-Account, Fidelity VIP Freedom 2020 Portfolio (Service Class 2) Sub-Account, Fidelity VIP Freedom 2030 Portfolio (Service Class 2) Sub-Account, Fidelity VIP Growth Portfolio (Service Class) Sub-Account, Fidelity VIP Index 500 Portfolio (Service Class 2) Sub-Account, Fidelity VIP Index 500 Portfolio (Service Class) Sub-Account, Fidelity VIP Mid Cap Portfolio (Service Class 2) Sub-Account, Fidelity VIP Money Market Portfolio (Service Class) Sub-Account, Fidelity VIP Overseas Portfolio (Service Class) Sub-Account, First Eagle Overseas Variable Fund Sub-Account, Franklin Templeton VIP Founding Funds Allocation Fund (Class 2) Sub-Account, Franklin Templeton VIP Franklin Income Securities Fund (Class 2) Sub-Account, Franklin Templeton VIP Franklin Small Cap Value Securities Fund (Class 2) Sub-Account, Franklin Templeton VIP Franklin Strategic Income Securities Fund (Class 2) Sub-Account, Franklin Templeton VIP Franklin U.S. Government Securities Fund (Class 2) Sub-Account, Franklin Templeton VIP Mutual Shares Securities Fund (Class 2) Sub-Account, Franklin Templeton VIP Templeton Foreign Securities Fund (Class 2) Sub-Account, Franklin Templeton VIP Templeton Growth Securities Fund (Class 2) Sub-Account, Goldman Sachs VIT Large Cap Value Fund I Class Sub-Account, Goldman Sachs VIT Mid Cap Value Fund I Sub-Account, Goldman Sachs VIT Strategic International Fund (I Shares) Sub-Account, Goldman Sachs VIT Structured Small Cap Equity Fund (I Shares) Sub-Account, Goldman Sachs VIT Structured U.S. Equity Fund (I Shares) Sub-Account, Invesco V.I. Capital Appreciation Fund (Series I) Sub-Account, Invesco V.I. Capital Development Fund (Series I) Sub-Account, Invesco V.I. Core Equity Fund I Sub-Account, Invesco V.I. International Growth Fund I Sub-Account, Invesco V.I. Small Cap Equity Fund I Sub-Account, Invesco Van Kampen V.I. American Franchise Fund (Series I) Sub-Account, Invesco Van Kampen V.I. American Value Fund (Series II) Sub-Account, Invesco Van Kampen V.I. Comstock Fund Series II Sub-Account, Invesco Van Kampen V.I. Equity and Income Fund II Sub-Account, Invesco Van Kampen V.I. Growth and Income Fund I Sub-Account, Invesco Van Kampen V.I. Mid Cap Growth Fund (Series I) Sub-Account, M Business Opportunity Value Fund Sub-Account, M Capital Appreciation Fund Sub-Account, M International Equity Fund Sub-Account, M Large Cap Growth Fund Sub-Account, MFS Growth Portfolio Initial Class Sub-Account, MFS VIT I Growth Series Initial Class Sub-Account, MFS VIT I Mid Cap Growth Series Initial Class Sub-Account, MFS VIT I New Discovery Series Initial Class Sub-Account, MFS VIT I Research Bond Series Initial Class Sub-Account, MFS VIT I Research Series Initial Class Sub-Account, MFS VIT I Value Series Initial Class Sub-Account, MFS VIT II Blended Research Core Equity Portfolio I Class Sub-Account, MFS VIT II Bond Portfolio S Class Sub-Account, MFS VIT II Emerging Markets Equity Portfolio S Class Sub-Account, MFS VIT II Global Tactical Allocation Portfolio S Class Sub-Account, MFS VIT II Government Securities Portfolio I Class Sub-Account, MFS VIT II Government Securities Portfolio S Class Sub-Account, MFS VIT II High Yield Portfolio Initial Class Sub-Account, MFS VIT II International Growth Portfolio I Class Sub-Account, MFS VIT II International Growth Portfolio S Class Sub-Account, MFS VIT II Massachusetts Investors Growth Stock Portfolio I Class Sub-Account, MFS VIT II Money Market Portfolio Initial Class Sub-Account, MFS VIT II New Discovery Portfolio I Class Sub-Account, MFS VIT II Research International Portfolio S Class Sub-Account, MFS VIT II Total Return Portfolio I Class Sub-Account, MFS VIT II Total Return Portfolio S Class Sub-Account, MFS VIT II Utilities Portfolio I Class Sub-Account, MFS VIT II Utilities Portfolio S Class Sub-Account, MFS VIT II Value Portfolio I Class Sub-Account, MFS VIT II Value Portfolio S Class Sub-Account, MFS VIT III Blended Research Small Cap Portfolio Initial Class Sub-Account, MFS VIT III Conservative Allocation Portfolio Initial Class Sub-Account, MFS VIT III Global Real Estate Portfolio Initial Class Sub-Account, MFS

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

VIT III Growth Allocation Portfolio Initial Class Sub-Account, MFS VIT III Inflation Adjusted Bond Portfolio Initial Class Sub-Account, MFS VIT III Limited Maturity Portfolio Initial Class Sub-Account, MFS VIT III Mid Cap Value Portfolio Initial Class Sub-Account, MFS VIT III Moderate Allocation Portfolio Initial Class Sub-Account, MFS VIT III New Discovery Value Portfolio Initial Class Sub-Account, Morgan Stanley UIF Mid Cap Growth Portfolio Class II Sub-Account, Oppenheimer Capital Appreciation Fund/VA (Non-Service Shares) Sub-Account, Oppenheimer Capital Appreciation Fund/VA (Service Shares) Sub-Account, Oppenheimer Global Securities Fund/VA (Service Shares) Sub-Account, Oppenheimer Main Street Fund/VA (Service Shares) Sub-Account, PIMCO VIT CommodityRealReturnTM Strategy Portfolio Admin Class Sub-Account, PIMCO VIT Emerging Markets Bond Portfolio Admin Class Sub-Account, PIMCO VIT Global Multi- Asset Portfolio Admin. Class Sub-Account, PIMCO VIT Real Return Portfolio Admin Class Sub-Account, PIMCO VIT Total Return Portfolio Admin Class Sub-Account, SC AllianceBernstein International Value (Initial Class) Sub-Account, SC BlackRock International Index Fund (Initial Class) Sub-Account, SC BlackRock Large Cap Index Fund (Initial Class) Sub-Account, SC Davis Venture Value Fund (Initial Class) Sub-Account, SC Invesco Small Cap Growth Initial Class Sub-Account, SC Lord Abbett Growth & Income Fund (Initial Class) Sub-Account, SC PIMCO High Yield Fund (Initial Class) Sub-Account, SC PIMCO Total Return (Initial Class) Sub-Account, SC WMC Blue Chip Mid Cap Fund (Initial Class) Sub-Account, SC WMC Large Cap Growth Fund (Initial Class) Sub-Account, Sun Capital Investment Grade Bond Fund (Initial Class) Sub-Account, Sun Capital Money Market Fund (Initial Class) Sub-Account, T. Rowe Price Blue Chip Growth Portfolio Sub-Account, and Wanger USA Sub-Account of Sun Life of Canada (U.S.) Variable Account I (collectively the "Sub-Accounts"), as of December 31, 2012, and the related statements of operations and the statements of changes in net assets for each of the periods presented.  These financial statements are the responsibility of the Sponsor’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Sub-Accounts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Sub-Accounts’ internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the mutual fund companies.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the Sub-Accounts as of December 31, 2012, and the results of their operations and the changes in their net assets for each of the periods presented in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
April 24, 2013

STATEMENT OF ASSETS AND LIABILITIES DECEMBER 31, 2012
Assets:	Shares	Cost	Value
Investments at fair value:
Alger Growth & Income Portfolio I-2 Sub-Account (AL2)	6,924	$ 66,615	$ 80,798
Alger Mid Cap Growth Portfolio I-2 Sub-Account (AL4)	44,497	444,970	602,934
Alger Small Cap Growth Portfolio I-2 Sub-Account (AL3)	866	17,189	24,053
AllianceBernstein VPS Balanced Wealth Strategy Portfolio (Class B) Sub-Account (AVB)	21,471	229,039	257,872
AllianceBernstein VPS Global Thematic Growth Portfolio (Class B) Sub-Account (AN2)	4,343	62,010	71,318
AllianceBernstein VPS Growth and Income Portfolio (Class B) Sub-Account (AN3)	139,195	2,614,727	2,875,774
AllianceBernstein VPS International Value Portfolio (Class B) Sub-Account (IVB)	6,026	77,913	77,370
American Funds Insurance Series Blue Chip Income Growth Fund Class 2 Sub-Account (308)	77,838	726,714	776,042
American Funds Insurance Series Bond Fund Class 2 Sub-Account (301)	23,567	256,027	263,249
American Funds Insurance Series Global Growth Fund Class 2 Sub-Account (304)	38,215	810,720	895,751
American Funds Insurance Series Global Growth Income Fund Class 2 Sub-Account (307)	78,104	760,602	823,214
American Funds Insurance Series Global Small Capitalization Fund Class 2 Sub-Account (306)	23,476	461,331	466,235
American Funds Insurance Series Growth Fund Class 2 Sub-Account (303)	14,589	807,707	881,914
American Funds Insurance Series Growth Income Fund Class 2 Sub-Account (302)	8,641	281,728	330,436
American Funds Insurance Series High Income Bond Fund Class 2 Sub-Account (305)	71,947	795,664	793,572
American Funds Insurance Series International Fund Class 2 Sub-Account (300)	59,993	1,011,532	1,057,079
BlackRock Global Allocation V.I. Fund (Class III) Sub-Account (9XX)	212,528	3,033,031	3,047,656
Columbia Variable Portfolio - Marsico 21st Century Fund Class 2 Sub-Account (MCC)	39,654	442,659	463,554
Delaware VIP Smid Cap Growth Series Standard Class Sub-Account (DGO)	29,009	566,942	706,950
Dreyfus IP MidCap Stock Portfolio (Initial Shares) Sub-Account (DMC)	206,705	2,526,523	3,241,141
DWS Dreman Small Mid Cap Value VIP - Class A Sub-Account (SCV)	182,122	1,860,553	2,327,519
DWS Small Cap Index VIP - Class B Sub-Account (SSC)	230,549	2,346,595	3,123,933
Fidelity VIP Balanced Portfolio (Service Class 2) Sub-Account (FVB)	15,897	234,373	246,884
Fidelity VIP Contrafund Portfolio (Service Class 2) Sub-Account (FL1)	68,291	1,581,489	1,775,553
Fidelity VIP Contrafund Portfolio (Service Class) Sub-Account (FL6)	264,188	6,504,375	6,964,007
Fidelity VIP Freedom 2015 Portfolio (Service Class 2) Sub-Account (F15)	4,207	46,783	46,994
Fidelity VIP Freedom 2020 Portfolio (Service Class 2) Sub-Account (F20)	21,831	230,965	243,629
Fidelity VIP Freedom 2030 Portfolio (Service Class 2) Sub-Account (F30)	8,022	78,759	86,882
Fidelity VIP Growth Portfolio (Service Class) Sub-Account (FL8)	45,779	1,632,674	1,920,424

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED) DECEMBER 31, 2012
Assets (continued):	Shares	Cost	Value
Investments at fair value (continued):
Fidelity VIP Index 500 Portfolio (Service Class 2) Sub-Account (FIS)	60,255	$ 7,736,293	$ 8,655,616
Fidelity VIP Index 500 Portfolio (Service Class) Sub-Account (FL4)	88,984	11,269,315	12,861,805
Fidelity VIP Mid Cap Portfolio (Service Class 2) Sub-Account (FVM)	54,722	1,679,356	1,640,565
Fidelity VIP Money Market Portfolio (Service Class) Sub-Account (FL5)	7,653,144	7,653,144	7,653,144
Fidelity VIP Overseas Portfolio (Service Class) Sub-Account (FL7)	449,346	6,885,829	7,198,531
First Eagle Overseas Variable Fund Sub-Account (SGI)	60,369	1,695,982	1,706,028
Franklin Templeton VIP Founding Funds Allocation Fund (Class 2) Sub-Account (S17)	19,486	140,338	165,824
Franklin Templeton VIP Franklin Income Securities Fund (Class 2) Sub-Account (ISC)	42,792	612,708	644,870
Franklin Templeton VIP Franklin Small Cap Value Securities Fund (Class 2) Sub-Account (FVS)	73,469	1,169,863	1,339,337
Franklin Templeton VIP Franklin Strategic Income Securities Fund (Class 2) Sub-Account (SIC)	123,730	1,557,486	1,588,700
Franklin Templeton VIP Franklin U.S. Government Securities Fund (Class 2) Sub-Account (FGF)	3	44	44
Franklin Templeton VIP Mutual Shares Securities Fund (Class 2) Sub-Account (FMS)	94,152	1,503,073	1,621,306
Franklin Templeton VIP Templeton Foreign Securities Fund (Class 2) Sub-Account (FTI)	399,489	5,717,600	5,740,658
Franklin Templeton VIP Templeton Growth Securities Fund (Class 2) Sub-Account (FTG)	140,250	1,705,830	1,678,797
Goldman Sachs VIT Large Cap Value Fund I Class Sub-Account (GS4)	16,930	156,285	182,171
Goldman Sachs VIT Mid Cap Value Fund I Sub-Account (GS8)	22,020	316,545	337,561
Goldman Sachs VIT Strategic International Fund (I Shares) Sub-Account (GS5)	44,288	327,881	378,658
Goldman Sachs VIT Structured Small Cap Equity Fund (I Shares) Sub-Account (GS2)	15,892	146,667	201,990
Goldman Sachs VIT Structured U.S. Equity Fund (I Shares) Sub-Account (GS3)	263,390	2,601,259	3,197,551
Invesco V.I. Core Equity Fund I Sub-Account (AI3)	31,294	796,246	943,216
Invesco V.I. International Growth Fund I Sub-Account (AI4)	247,249	6,483,360	7,424,887
Invesco V.I. Small Cap Equity Fund I Sub-Account (ASC)	8,286	129,921	154,861
Invesco Van Kampen V.I. American Franchise Fund (Series I) Sub-Account (FFG)	19,559	726,415	709,587
Invesco Van Kampen V.I. American Value Fund (Series II) Sub-Account (VKC)	13,581	177,060	201,137
Invesco Van Kampen V.I. Comstock Fund Series II Sub-Account (VLC)	56,357	648,527	745,043
Invesco Van Kampen V.I. Equity and Income Fund II Sub-Account (VKU)	35,714	502,653	537,498
Invesco Van Kampen V.I. Growth and Income Fund I Sub-Account (VGI)	64,163	1,137,463	1,287,760
Invesco Van Kampen V.I. Mid Cap Growth Fund (Series I) Sub-Account (FFI)	32,346	129,057	126,795
M Business Opportunity Value Fund Sub-Account (MBO)	49,049	504,109	561,124
M Capital Appreciation Fund Sub-Account (MCA)	20,360	481,354	476,016
M International Equity Fund Sub-Account (MBI)	72,217	803,652	835,548

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED) DECEMBER 31, 2012
Assets (continued):	Shares	Cost	Value
M Large Cap Growth Fund Sub-Account (MTC)	44,493	$ 754,744	$ 854,260
MFS VIT I Growth Series Initial Class Sub-Account (FFL)	16,757	474,311	483,092
MFS VIT I Mid Cap Growth Series Initial Class Sub-Account (FFJ)	611,166	3,929,830	4,009,249
MFS VIT I New Discovery Series Initial Class Sub-Account (FFS)	34,217	518,744	537,895
MFS VIT I Research Bond Series Initial Class Sub-Account (FFQ)	623,859	8,415,795	8,415,860
MFS VIT I Research Series Initial Class Sub-Account (FFM)	216,904	4,682,726	4,739,342
MFS VIT I Value Series Initial Class Sub-Account (FFO)	172,085	2,462,609	2,478,021
MFS VIT II Blended Research Core Equity Portfolio I Class Sub-Account (MIT)	34,650	1,016,752	1,252,593
MFS VIT II Bond Portfolio S Class Sub-Account (MF7)	58,371	689,643	713,874
MFS VIT II Emerging Markets Equity Portfolio S Class Sub-Account (EM1)	116,178	1,796,750	1,782,175
MFS VIT II Global Tactical Allocation Portfolio S Class Sub-Account (GT2)	2,405	35,015	36,294
MFS VIT II Government Securities Portfolio I Class Sub-Account (GSS)	256,771	3,356,341	3,463,836
MFS VIT II Government Securities Portfolio S Class Sub-Account (MFK)	84,437	1,138,130	1,130,606
MFS VIT II High Yield Portfolio Initial Class Sub-Account (HYS)	1,219,651	7,146,304	7,378,891
MFS VIT II International Growth Portfolio I Class Sub-Account (IGS)	63,957	755,086	841,034
MFS VIT II International Growth Portfolio S Class Sub-Account (IG1)	33,224	393,474	433,569
MFS VIT II Massachusetts Investors Growth Stock Portfolio I Class Sub-Account (MIS)	106,350	1,097,900	1,421,901
MFS VIT II Money Market Portfolio Initial Class Sub-Account (MMS)	9,787,843	9,787,843	9,787,843
MFS VIT II New Discovery Portfolio I Class Sub-Account (NWD)	123,820	1,868,914	2,064,071
MFS VIT II Research International Portfolio S Class Sub-Account (RI1)	18,027	230,854	242,647
MFS VIT II Total Return Portfolio I Class Sub-Account (TRS)	187,755	3,022,906	3,385,219
MFS VIT II Total Return Portfolio S Class Sub-Account (MFJ)	8,622	142,595	153,905
MFS VIT II Utilities Portfolio I Class Sub-Account (UTS)	71,828	1,463,321	1,748,288
MFS VIT II Utilities Portfolio S Class Sub-Account (MFE)	23,586	524,796	567,940
MFS VIT II Value Portfolio I Class Sub-Account (MVS)	171,181	2,132,260	2,350,318
MFS VIT II Value Portfolio S Class Sub-Account (MV1)	141,747	1,831,738	1,927,754
MFS VIT III Blended Research Small Cap Portfolio Initial Class Sub-Account (SCB)	219,608	2,568,302	2,980,077
MFS VIT III Conservative Allocation Portfolio Initial Class Sub-Account (111)	425,675	4,872,136	5,022,969
MFS VIT III Global Real Estate Portfolio Initial Class Sub-Account (SC3)	325,499	3,929,063	4,085,006
MFS VIT III Growth Allocation Portfolio Initial Class Sub-Account (113)	214,367	2,469,801	2,405,200
MFS VIT III Inflation Adjusted Bond Portfolio Initial Class Sub-Account (115)	168,171	1,845,064	1,898,656
MFS VIT III Limited Maturity Portfolio Initial Class Sub-Account (SDC)	677,189	6,930,106	6,968,272
MFS VIT III Mid Cap Value Portfolio Initial Class Sub-Account (SGC)	471,734	3,643,837	4,127,671
MFS VIT III Moderate Allocation Portfolio Initial Class Sub-Account (112)	238,980	2,844,936	2,915,557

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED) DECEMBER 31, 2012
Assets (continued):	Shares	Cost	Value
MFS VIT III New Discovery Value Portfolio Initial Class Sub-Account (117)	48,682	$ 442,225	$ 430,836
Morgan Stanley UIF Mid Cap Growth Portfolio Class II Sub-Account (VKM)	72,031	852,274	766,411
Oppenheimer Capital Appreciation Fund/VA (Non-Service Shares) Sub-Account (OCF)	14,353	540,042	646,766
Oppenheimer Capital Appreciation Fund/VA (Service Shares) Sub-Account (OCA)	687	27,449	30,682
Oppenheimer Global Securities Fund/VA (Service Shares) Sub-Account (OGG)	3,011	76,464	97,089
Oppenheimer Main Street Fund/VA (Service Shares) Sub-Account (OMG)	6,459	125,826	153,585
PIMCO VIT CommodityRealReturnTM Strategy Portfolio Admin Class Sub-Account (PCR)	90,444	728,900	644,865
PIMCO VIT Emerging Markets Bond Portfolio Admin Class Sub-Account (PMB)	318,967	4,227,799	4,886,568
PIMCO VIT Global Multi- Asset Portfolio Admin. Class Sub-Account (SBJ)	4,682	58,773	59,512
PIMCO VIT Real Return Portfolio Admin Class Sub-Account (PRR)	238,552	3,198,181	3,399,373
PIMCO VIT Total Return Portfolio Admin Class Sub-Account (PTR)	937,406	10,493,479	10,827,039
T. Rowe Price Blue Chip Growth Portfolio Sub-Account (TBC)	297,681	3,040,037	4,003,809
Wanger USA Sub-Account (USC)	4,642	125,232	157,085

Total investments		208,614,831	223,976,870

Total assets		$ 208,614,831	$ 223,976,870

Liabilities:
Payable to Sponsor			$ -

Total liabilities			-

Net Assets			$ 223,976,870

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2012

Net Assets:
	Units	Value

AL2	7,190	$ 80,798
AL4	37,404	602,934
AL3	1,853	24,053
AVB	18,791	257,872
AN2	9,516	71,318
AN3	217,233	2,875,774
IVB	13,450	77,370
308	55,324	776,042
301	20,163	263,249
304	56,847	895,751
307	53,392	823,214
306	31,321	466,235
303	56,236	881,914
302	22,716	330,436
305	49,048	793,572
300	76,101	1,057,079
9XX	221,922	3,047,656
MCC	58,467	463,554
DGO	29,922	706,950
DMC	182,422	3,241,141
SCV	118,673	2,327,519
SSC	138,385	3,123,933
FVB	15,506	246,884
FL1	176,255	1,775,553
FL6	354,783	6,964,007
F15	4,174	46,994
F20	22,499	243,629
F30	8,464	86,882
FL8	172,629	1,920,424
FIS	827,054	8,655,616
FL4	968,769	12,861,805
FVM	152,632	1,640,565
FL5	616,375	7,653,144
FL7	522,183	7,198,531
SGI	139,980	1,706,028
S17	11,479	165,824
ISC	52,927	644,870
FVS	109,439	1,339,337
SIC	111,574	1,588,700
FGF	3	44
FMS	166,962	1,621,306

The accompanying notes are an integral part of these financial statements.
STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2012

Net Assets (continued):
	Units	Value

FTI	242,004	$ 5,740,658
FTG	83,265	1,678,797
GS4	13,806	182,171
GS8	17,891	337,561
GS5	35,717	378,658
GS2	10,121	201,990
GS3	262,963	3,197,551
AI3	81,549	943,216
AI4	515,904	7,424,887
ASC	13,079	154,861
FFG	72,749	709,587
VKC	12,597	201,137
VLC	69,969	745,043
VKU	38,227	537,498
VGI	79,082	1,287,760
FFI	12,837	126,795
MBO	55,805	561,124
MCA	39,139	476,016
MBI	102,187	835,548
MTC	80,771	854,260
FFL	46,983	483,092
FFJ	386,168	4,009,249
FFS	51,466	537,895
FFQ	839,907	8,415,860
FFM	459,306	4,739,342
FFO	239,884	2,478,021
MIT	93,890	1,252,593
MF7	48,031	713,874
EM1	205,460	1,782,175
GT2	3,275	36,294
GSS	190,277	3,463,836
MFK	91,448	1,130,606
HYS	431,721	7,378,891
IGS	54,483	841,034
IG1	28,397	433,569
MIS	123,229	1,421,901
MMS	978,841	9,787,843
NWD	127,910	2,064,071
RI1	28,831	242,647
TRS	198,417	3,385,219
MFJ	13,638	153,905

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2012

Net Assets (continued):
	Units	Value

UTS	71,062	$ 1,748,288
MFE	48,630	567,940
MVS	138,611	2,350,318
MV1	187,284	1,927,754
SCB	189,321	2,980,077
111	366,514	5,022,969
SC3	209,885	4,085,006
113	158,874	2,405,200
115	140,734	1,898,656
SDC	615,209	6,968,272
SGC	344,651	4,127,671
112	200,784	2,915,557
117	30,542	430,836
VKM	42,836	766,411
OCF	45,512	646,766
OCA	3,290	30,682
OGG	9,453	97,089
OMG	15,086	153,585
PCR	64,002	644,865
PMB	188,735	4,886,568
SBJ	5,456	59,512
PRR	176,981	3,399,373
PTR	574,361	10,827,039
TBC	230,585	4,003,809
USC	13,149	157,085

Total net assets		$ 223,976,870

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2012

	AL2	AL4	AL3
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 2,800	$ -	$ -

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	2,373	(9,562)	1,188
Realized gain distributions	-	-	5,223
Net realized gains (losses)	2,373	(9,562)	6,411

Net change in unrealized appreciation (depreciation)	4,940	101,023	(3,538)

Net realized and change in unrealized gains (losses)	7,313	91,461	2,873

Increase (decrease) from operations	$ 10,113	$ 91,461	$ 2,873

	AVB	AN2	AN3
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 4,841	$ -	$ 37,201

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	1,827	1,582	(83,564)
Realized gain distributions	-	-	-
Net realized gains (losses)	1,827	1,582	(83,564)

Net change in unrealized appreciation (depreciation)	23,994	7,838	481,559

Net realized and change in unrealized gains (losses)	25,821	9,420	397,995

Increase (decrease) from operations	$ 30,662	$ 9,420	$ 435,196

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2012

	IVB	308	301
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 1,030	$ 15,386	$ 6,470

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(2,258)	13,508	5,289
Realized gain distributions	-	-	-
Net realized gains (losses)	(2,258)	13,508	5,289

Net change in unrealized appreciation (depreciation)	10,707	45,035	2,452

Net realized and change in unrealized gains (losses)	8,449	58,543	7,741

Increase (decrease) from operations	$ 9,479	$ 73,929	$ 14,211

	304	307	306
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 7,684	$ 20,259	$ 6,031

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	7,693	(2,647)	745
Realized gain distributions	-	-	-
Net realized gains (losses)	7,693	(2,647)	745

Net change in unrealized appreciation (depreciation)	103,648	75,976	64,505

Net realized and change in unrealized gains (losses)	111,341	73,329	65,250

Increase (decrease) from operations	$ 119,025	$ 93,588	$ 71,281

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2012

	303	302	305
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 6,835	$ 5,148	$ 51,470

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	21,393	1,626	(17,444)
Realized gain distributions	-	-	-
Net realized gains (losses)	21,393	1,626	(17,444)

Net change in unrealized appreciation (depreciation)	73,641	40,434	76,120

Net realized and change in unrealized gains (losses)	95,034	42,060	58,676

Increase (decrease) from operations	$ 101,869	$ 47,208	$ 110,146

	300	9XX	MCC
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 14,943	$ 44,832	$ -

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(744)	39,000	21,860
Realized gain distributions	-	10,108	-
Net realized gains (losses)	(744)	49,108	21,860

Net change in unrealized appreciation (depreciation)	144,227	194,477	27,043

Net realized and change in unrealized gains (losses)	143,483	243,585	48,903

Increase (decrease) from operations	$ 158,426	$ 288,417	$ 48,903

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2012

	DGO	DMC	SCV
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 1,646	$ 12,815	$ 25,663

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	56,772	(28,831)	24,058
Realized gain distributions	37,188	-	-
Net realized gains (losses)	93,960	(28,831)	24,058

Net change in unrealized appreciation (depreciation)	(31,377)	539,079	238,474

Net realized and change in unrealized gains (losses)	62,583	510,248	262,532

Increase (decrease) from operations	$ 64,229	$ 523,063	$ 288,195

	SSC	FVB	FL1
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 20,075	$ 3,675	$ 19,614

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(91,546)	12,614	25,275
Realized gain distributions	742	11,063	-
Net realized gains (losses)	(90,804)	23,677	25,275

Net change in unrealized appreciation (depreciation)	541,928	4,305	188,431

Net realized and change in unrealized gains (losses)	451,124	27,982	213,706

Increase (decrease) from operations	$ 471,199	$ 31,657	$ 233,320

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2012

	FL6	F15	F20
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 86,278	$ 813	$ 4,297

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(166,110)	63,307	8,077
Realized gain distributions	-	2,520	2,787
Net realized gains (losses)	(166,110)	65,827	10,864

Net change in unrealized appreciation (depreciation)	1,075,311	(32,400)	12,547

Net realized and change in unrealized gains (losses)	909,201	33,427	23,411

Increase (decrease) from operations	$ 995,479	$ 34,240	$ 27,708

	F30	FL8	FIS
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 1,619	$ 9,617	$ 158,913

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	17,242	17,853	363,353
Realized gain distributions	1,138	-	111,281
Net realized gains (losses)	18,380	17,853	474,634

Net change in unrealized appreciation (depreciation)	8,561	233,559	588,659

Net realized and change in unrealized gains (losses)	26,941	251,412	1,063,293

Increase (decrease) from operations	$ 28,560	$ 261,029	$ 1,222,206

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2012

	FL4	FVM	FL5
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 253,843	$ 6,150	$ 3,401

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(413,606)	66,833	-
Realized gain distributions	150,630	130,628	-
Net realized gains (losses)	(262,976)	197,461	-

Net change in unrealized appreciation (depreciation)	1,775,368	(12,954)	-

Net realized and change in unrealized gains (losses)	1,512,392	184,507	-

Increase (decrease) from operations	$ 1,766,235	$ 190,657	$ 3,401

	FL7	SGI	S17
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 128,014	$ 12,591	$ 3,932

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(402,493)	56,369	736
Realized gain distributions	23,315	92,332	-
Net realized gains (losses)	(379,178)	148,701	736

Net change in unrealized appreciation (depreciation)	1,441,874	74,245	16,252

Net realized and change in unrealized gains (losses)	1,062,696	222,946	16,988

Increase (decrease) from operations	$ 1,190,710	$ 235,537	$ 20,920

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2012

	ISC	FVS	SIC
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 40,113	$ 8,384	$ 105,696

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	7,929	103,449	914
Realized gain distributions	-	-	1,776
Net realized gains (losses)	7,929	103,449	2,690

Net change in unrealized appreciation (depreciation)	24,177	109,063	49,963

Net realized and change in unrealized gains (losses)	32,106	212,512	52,653

Increase (decrease) from operations	$ 72,219	$ 220,896	$ 158,349

	FGF	FMS	FTI
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 1	$ 31,574	$ 163,591

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	1	9,376	(201,827)
Realized gain distributions	-	-	-
Net realized gains (losses)	1	9,376	(201,827)

Net change in unrealized appreciation (depreciation)	(1)	131,298	957,423

Net realized and change in unrealized gains (losses)	-	140,674	755,596

Increase (decrease) from operations	$ 1	$ 172,248	$ 919,187

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))
STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2012

	FTG	GS4	GS8
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 33,181	$ 2,514	$ 3,843

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(97,081)	18,471	(2,323)
Realized gain distributions	-	4,442	-
Net realized gains (losses)	(97,081)	22,913	(2,323)

Net change in unrealized appreciation (depreciation)	372,077	10,474	52,906

Net realized and change in unrealized gains (losses)	274,996	33,387	50,583

Increase (decrease) from operations	$ 308,177	$ 35,901	$ 54,426

	GS5	GS2	GS3
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 8,004	$ 2,371	$ 57,684

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(10,234)	4,355	(38,970)
Realized gain distributions	-	-	-
Net realized gains (losses)	(10,234)	4,355	(38,970)

Net change in unrealized appreciation (depreciation)	84,042	17,958	411,326

Net realized and change in unrealized gains (losses)	73,808	22,313	372,356

Increase (decrease) from operations	$ 81,812	$ 24,684	$ 430,040

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2012

	AI1	AAH	AI3
	Sub-Account1	Sub-Account1	Sub-Account

Income:
Dividend income	$ -	$ -	$ 8,462

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	17,248	(9,037)	45,477
Realized gain distributions	-	-	-
Net realized gains (losses)	17,248	(9,037)	45,477

Net change in unrealized appreciation (depreciation)	91,450	25,850	71,329

Net realized and change in unrealized gains (losses)	108,698	16,813	116,806

Increase (decrease) from operations	$ 108,698	$ 16,813	$ 125,268

	AI4	ASC	FFG
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 107,219	$ -	$ -

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	4,388	2,723	(5,114)
Realized gain distributions	-	-	-
Net realized gains (losses)	4,388	2,723	(5,114)

Net change in unrealized appreciation (depreciation)	886,845	18,325	(16,828)

Net realized and change in unrealized gains (losses)	891,233	21,048	(21,942)

Increase (decrease) from operations	$ 998,452	$ 21,048	$ (21,942)

1These Sub-Accounts were closed and merged into new or existing Sub-Accounts during 2012 and therefore do not appear on the Statement of Assets and Liabilities as of December 31, 2012.  See note 1 for additional information around merged Sub-Accounts.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2012

	VKC	VLC	VKU
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 1,100	$ 10,552	$ 6,293

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	4,452	20,347	1,309
Realized gain distributions	-	-	-
Net realized gains (losses)	4,452	20,347	1,309

Net change in unrealized appreciation (depreciation)	20,572	86,841	31,819

Net realized and change in unrealized gains (losses)	25,024	107,188	33,128

Increase (decrease) from operations	$ 26,124	$ 117,740	$ 39,421

	VGI	FFI	MBO
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 24,834	$ -	$ 4,033

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	64,820	(397)	29,532
Realized gain distributions	-	39	-
Net realized gains (losses)	64,820	(358)	29,532

Net change in unrealized appreciation (depreciation)	117,393	(2,262)	47,817

Net realized and change in unrealized gains (losses)	182,213	(2,620)	77,349

Increase (decrease) from operations	$ 207,047	$ (2,620)	$ 81,382
.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2012

	MCA	MBI	MTC
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 1,481	$ 16,122	$ 367

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	26,990	(7,297)	66,166
Realized gain distributions	30,092	-	-
Net realized gains (losses)	57,082	(7,297)	66,166

Net change in unrealized appreciation (depreciation)	28,949	126,754	70,121

Net realized and change in unrealized gains (losses)	86,031	119,457	136,287

Increase (decrease) from operations	$ 87,512	$ 135,579	$ 136,654

	EGS	FFL	FFJ
	Sub-Account1	Sub-Account	Sub-Account

Income:
Dividend income	$ 99	$ -	$ -

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	100,381	243	73
Realized gain distributions	-	-	-
Net realized gains (losses)	100,381	243	73

Net change in unrealized appreciation (depreciation)	(70,784)	8,781	79,419

Net realized and change in unrealized gains (losses)	29,597	9,024	79,492

Increase (decrease) from operations	$ 29,696	$ 9,024	$ 79,492

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2012

	FFS	FFQ	FFM
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ -	$ -	$ -

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	280	(53)	95
Realized gain distributions	-	-	-
Net realized gains (losses)	280	(53)	95

Net change in unrealized appreciation (depreciation)	19,151	65	56,616

Net realized and change in unrealized gains (losses)	19,431	12	56,711

Increase (decrease) from operations	$ 19,431	$ 12	$ 56,711

	FFO	MIT	MF7
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ -	$ 21,234	$ 33,592

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	220	28,311	33,497
Realized gain distributions	-	-	-
Net realized gains (losses)	220	28,311	33,497

Net change in unrealized appreciation (depreciation)	15,412	137,902	18,540

Net realized and change in unrealized gains (losses)	15,632	166,213	52,037

Increase (decrease) from operations	$ 15,632	$ 187,447	$ 85,629

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2012

	EM1	GT2	GSS
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 14,351	$ 625	$ 114,068

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	3,002	16	29,154
Realized gain distributions	68,581	-	32,283
Net realized gains (losses)	71,583	16	61,437

Net change in unrealized appreciation (depreciation)	199,165	1,279	(85,699)

Net realized and change in unrealized gains (losses)	270,748	1,295	(24,262)

Increase (decrease) from operations	$ 285,099	$ 1,920	$ 89,806

	MFK	HYS	IGS
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 30,621	$ 216,945	$ 8,478

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	10,573	37,893	3,387
Realized gain distributions	9,451	-	-
Net realized gains (losses)	20,024	37,893	3,387

Net change in unrealized appreciation (depreciation)	(29,091)	305,105	125,826

Net realized and change in unrealized gains (losses)	(9,067)	342,998	129,213

Increase (decrease) from operations	$ 21,554	$ 559,943	$ 137,691

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2012

	IG1	MIS
	Sub-Account	Sub-Account

Income:
Dividend income	$ 3,060	$ 5,689

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(14,303)	88,032
Realized gain distributions	-	-
Net realized gains (losses)	(14,303)	88,032

Net change in unrealized appreciation (depreciation)	117,402	156,167

Net realized and change in unrealized gains (losses)	103,099	244,199

Increase (decrease) from operations	$ 106,159	$ 249,888

	NWD	RI1	TRS
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ -	$ 2,439	$ 91,218

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	54,844	1,565	(68,051)
Realized gain distributions	193,416	-	-
Net realized gains (losses)	248,260	1,565	(68,051)

Net change in unrealized appreciation (depreciation)	132,231	12,992	369,685

Net realized and change in unrealized gains (losses)	380,491	14,557	301,634

Increase (decrease) from operations	$ 380,491	$ 16,996	$ 392,852

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2012

	MFJ	UTS	MFE
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 3,430	$ 85,213	$ 25,349

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	757	(59,622)	26,944
Realized gain distributions	-	-	-
Net realized gains (losses)	757	(59,622)	26,944

Net change in unrealized appreciation (depreciation)	9,294	212,517	21,390

Net realized and change in unrealized gains (losses)	10,051	152,895	48,334

Increase (decrease) from operations	$ 13,481	$ 238,108	$ 73,683

	MVS	MV1	SCB
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 45,114	$ 28,278	$ 16,156

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(95,950)	15,013	29,332
Realized gain distributions	116,867	85,882	119,499
Net realized gains (losses)	20,917	100,895	148,831

Net change in unrealized appreciation (depreciation)	304,788	120,659	203,103

Net realized and change in unrealized gains (losses)	325,705	221,554	351,934

Increase (decrease) from operations	$ 370,819	$ 249,832	$ 368,090

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2012

	111	SC3	113
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 162,063	$ 39,449	$ 58,551

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	102,052	(341,567)	(6,788)
Realized gain distributions	156,414	-	106,479
Net realized gains (losses)	258,466	(341,567)	99,691

Net change in unrealized appreciation (depreciation)	54,248	1,298,170	89,280

Net realized and change in unrealized gains (losses)	312,714	956,603	188,971

Increase (decrease) from operations	$ 474,777	$ 996,052	$ 247,522

	115	SDC	SGC
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 15,344	$ 80,342	$ 41,911

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	25,111	10,802	204,955
Realized gain distributions	128,180	-	508,888
Net realized gains (losses)	153,291	10,802	713,843

Net change in unrealized appreciation (depreciation)	(34,666)	62,979	(161,722)

Net realized and change in unrealized gains (losses)	118,625	73,781	552,121

Increase (decrease) from operations	$ 133,969	$ 154,123	$ 594,032

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2012

	112	117	VKM
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 70,717	$ 321	$ -

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	16,525	(7,013)	(45,895)
Realized gain distributions	67,356	12,740	105,801
Net realized gains (losses)	83,881	5,727	59,906

Net change in unrealized appreciation (depreciation)	109,192	24,452	(64,872)

Net realized and change in unrealized gains (losses)	193,073	30,179	(4,966)

Increase (decrease) from operations	$ 263,790	$ 30,500	$ (4,966)

	OCF	OCA	OGG
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 4,245	$ 123	$ 1,609

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(6,855)	381	310
Realized gain distributions	-	-	-
Net realized gains (losses)	(6,855)	381	310

Net change in unrealized appreciation (depreciation)	87,193	3,340	14,307

Net realized and change in unrealized gains (losses)	80,338	3,721	14,617

Increase (decrease) from operations	$ 84,583	$ 3,844	$ 16,226

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2012

	OMG	PCR	PMB
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 965	$ 16,294	$ 228,098

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	2,071	(12,733)	44,024
Realized gain distributions	-	20,865	-
Net realized gains (losses)	2,071	8,132	44,024

Net change in unrealized appreciation (depreciation)	18,452	8,166	482,191

Net realized and change in unrealized gains (losses)	20,523	16,298	526,215

Increase (decrease) from operations	$ 21,488	$ 32,592	$ 754,313

	SBJ	PRR	PTR
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 1,880	$ 40,189	$ 276,481

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(63)	156,364	90,213
Realized gain distributions	322	173,492	203,112
Net realized gains (losses)	259	329,856	293,325

Net change in unrealized appreciation (depreciation)	2,032	(50,365)	404,029

Net realized and change in unrealized gains (losses)	2,291	279,491	697,354

Increase (decrease) from operations	$ 4,171	$ 319,680	$ 973,835

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2012

	118	SBB	SCM
	Sub-Account2	Sub-Account2	Sub-Account2

Income:
Dividend income	$ 58,521	$ 3,079	$ 5,981

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(105,651)	998	(15,582)
Realized gain distributions	-	675	36,482
Net realized gains (losses)	(105,651)	1,673	20,900

Net change in unrealized appreciation (depreciation)	135,738	342	(6,238)

Net realized and change in unrealized gains (losses)	30,087	2,015	14,662

Increase (decrease) from operations	$ 88,608	$ 5,094	$ 20,643

	SC7	116	SLC
	Sub-Account1	Sub-Account1	Sub-Account1

Income:
Dividend income	$ 81,668	$ -	$ 40,749

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(877,308)	(57,949)	(510,668)
Realized gain distributions	987,234	87,925	713,054
Net realized gains (losses)	109,926	29,976	202,386

Net change in unrealized appreciation (depreciation)	262,220	35,780	10,216

Net realized and change in unrealized gains (losses)	372,146	65,756	212,602

Increase (decrease) from operations	$ 453,814	$ 65,756	$ 253,351

2 These Sub-Accounts were closed and were liquidated and transferred to MMS Sub-Account as of December 31, 2012.  See note 1 for additional information around liquidated Sub-Accounts.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2012

	SPC	114	SC5
	Sub-Account1	Sub-Account1	Sub-Account1

Income:
Dividend income	$ 228,162	$ 158,439	$ 15,210

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(68,774)	(136,351)	(255,643)
Realized gain distributions	224,586	292,332	605,267
Net realized gains (losses)	155,812	155,981	349,624

Net change in unrealized appreciation (depreciation)	40,445	71,533	245,072

Net realized and change in unrealized gains (losses)	196,257	227,514	594,696

Increase (decrease) from operations	$ 424,419	$ 385,953	$ 609,906

	LCG	SC2	SC1
	Sub-Account1	Sub-Account1	Sub-Account2

Income:
Dividend income	$ 2,405	$ 92,604	$ 7,124

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(23,194)	113,441	-
Realized gain distributions	44,626	234,117	69
Net realized gains (losses)	21,432	347,558	69

Net change in unrealized appreciation (depreciation)	9,991	(203,586)	-

Net realized and change in unrealized gains (losses)	31,423	143,972	69

Increase (decrease) from operations	$ 33,828	$ 236,576	$ 7,193

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2012

	TBC	USC
	Sub-Account	Sub-Account

Income:
Dividend income	$ 5,940	$ 480

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	81,675	1,754
Realized gain distributions	-	6,364
Net realized gains (losses)	81,675	8,118

Net change in unrealized appreciation (depreciation)	569,945	15,584

Net realized and change in unrealized gains (losses)	651,620	23,702

Increase (decrease) from operations	$ 657,560	$ 24,182

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	AL2 Sub-Account		AL4 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Operations:
Net investment income (loss)	$ 2,800	$ 1,499	$ -	$ 2,235
Net realized gains (losses)	2,373	1,079	(9,562)	(61,990)
Net change in unrealized appreciation (depreciation)	4,940	2,967	101,023	11,152
Net increase (decrease) from operations	10,113	5,545	91,461	(48,603)

Contract Owner Transactions:
Purchase payments received	(76)	-	34,481	48,731
Transfers between Sub-Accounts
(including the Fixed Account), net	-	-	(42,184)	19,775
Withdrawals, surrenders,
and surrender charges	(3,787)	(1,464)	(14,601)	(111,312)
Mortality and expense risk charges	(367)	(505)	(3,597)	(3,875)
Charges for life insurance protection and
monthly administration charge	(9,075)	(10,416)	(32,735)	(38,435)
Net increase (decrease) from contract owner transactions	(13,305)	(12,385)	(58,636)	(85,116)

Net increase (decrease) from operations	(3,192)	(6,840)	32,825	(133,719)

Net assets at beginning of year	83,990	90,830	570,109	703,828
Net assets at end of year	$ 80,798	$ 83,990	$ 602,934	$ 570,109

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	AL3 Sub-Account		AVB Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Operations:
Net investment income (loss)	$ -	$ -	$ 4,841	$ 4,639
Net realized gains (losses)	6,411	1,278	1,827	764
Net change in unrealized appreciation (depreciation)	(3,538)	(2,034)	23,994	(11,909)
Net increase (decrease) from operations	2,873	(756)	30,662	(6,506)

Contract Owner Transactions:
Purchase payments received	-	-	13,357	24,524
Transfers between Sub-Accounts
(including the Fixed Account), net	-	(216)	15,882	12,695
Withdrawals, surrenders,
and surrender charges	(664)	(396)	-	-
Mortality and expense risk charges	(76)	(139)	(561)	(511)
Charges for life insurance protection and
monthly administration charge	(1,726)	(1,870)	(27,830)	(19,973)
Net increase (decrease) from contract owner transactions	(2,466)	(2,621)	848	16,735

Net increase (decrease) from operations	407	(3,377)	31,510	10,229

Net assets at beginning of year	23,646	27,023	226,362	216,133
Net assets at end of year	$ 24,053	$ 23,646	$ 257,872	$ 226,362

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	AN2 Sub-Account		AN3 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Operations:
Net investment income (loss)	$ -	$ 375	$ 37,201	$ 30,496
Net realized gains (losses)	1,582	3,364	(83,564)	(229,518)
Net change in unrealized appreciation (depreciation)	7,838	(30,071)	481,559	355,639
Net increase (decrease) from operations	9,420	(26,332)	435,196	156,617

Contract Owner Transactions:
Purchase payments received	-	4	215,479	248,651
Transfers between Sub-Accounts
(including the Fixed Account), net	-	(6,768)	(69,942)	(40,654)
Withdrawals, surrenders,
and surrender charges	(10,833)	(2,726)	(97,292)	(359,938)
Mortality and expense risk charges	(548)	(726)	(16,464)	(19,152)
Charges for life insurance protection and
monthly administration charge	(6,596)	(7,969)	(163,203)	(204,854)
Net increase (decrease) from contract owner transactions	(17,977)	(18,185)	(131,422)	(375,947)

Net increase (decrease) from operations	(8,557)	(44,517)	303,774	(219,330)

Net assets at beginning of year	79,875	124,392	2,572,000	2,791,330
Net assets at end of year	$ 71,318	$ 79,875	$ 2,875,774	$ 2,572,000

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	IVB Sub-Account		308 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Operations:
Net investment income (loss)	$ 1,030	$ 3,162	$ 15,386	$ 8,618
Net realized gains (losses)	(2,258)	1,911	13,508	1,701
Net change in unrealized appreciation (depreciation)	10,707	(19,484)	45,035	(11,791)
Net increase (decrease) from operations	9,479	(14,411)	73,929	(1,472)

Contract Owner Transactions:
Purchase payments received	8,650	9,782	46,239	89,911
Transfers between Sub-Accounts
(including the Fixed Account), net	1,043	7,244	177,740	65,801
Withdrawals, surrenders,
and surrender charges	(7,711)	(2,242)	(1,695)	-
Mortality and expense risk charges	(319)	(297)	(1,701)	(877)
Charges for life insurance protection and
monthly administration charge	(7,364)	(8,191)	(21,171)	(15,549)
Net increase (decrease) from contract owner transactions	(5,701)	6,296	199,412	139,286

Net increase (decrease) from operations	3,778	(8,115)	273,341	137,814

Net assets at beginning of year	73,592	81,707	502,701	364,887
Net assets at end of year	$ 77,370	$ 73,592	$ 776,042	$ 502,701

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	301 Sub-Account		304 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Operations:
Net investment income (loss)	$ 6,470	$ 8,041	$ 7,684	$ 4,157
Net realized gains (losses)	5,289	915	7,693	973
Net change in unrealized appreciation (depreciation)	2,452	3,284	103,648	(29,854)
Net increase (decrease) from operations	14,211	12,240	119,025	(24,724)

Contract Owner Transactions:
Purchase payments received	48,346	165,362	23,713	171,900
Transfers between Sub-Accounts
(including the Fixed Account), net	(48,529)	(4,066)	451,201	22,972
Withdrawals, surrenders,
and surrender charges	(11,010)	(1,052)	(11,640)	(417)
Mortality and expense risk charges	(536)	(411)	(1,487)	(472)
Charges for life insurance protection and
monthly administration charge	(14,003)	(12,789)	(17,706)	(11,374)
Net increase (decrease) from contract owner transactions	(25,732)	147,044	444,081	182,609

Net increase (decrease) from operations	(11,521)	159,284	563,106	157,885

Net assets at beginning of year	274,770	115,486	332,645	174,760
Net assets at end of year	$ 263,249	$ 274,770	$ 895,751	$ 332,645

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	307 Sub-Account		306 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Operations:
Net investment income (loss)	$ 20,259	$ 5,599	$ 6,031	$ 5,653
Net realized gains (losses)	(2,647)	3,293	745	3,325
Net change in unrealized appreciation (depreciation)	75,976	(22,710)	64,505	(98,255)
Net increase (decrease) from operations	93,588	(13,818)	71,281	(89,277)

Contract Owner Transactions:
Purchase payments received	69,578	79,553	70,112	221,468
Transfers between Sub-Accounts
(including the Fixed Account), net	492,857	(18,018)	(63,791)	(4,938)
Withdrawals, surrenders,
and surrender charges	(2,423)	(6,843)	(1,825)	(6,511)
Mortality and expense risk charges	(1,484)	(522)	(930)	(771)
Charges for life insurance protection and
monthly administration charge	(20,652)	(9,978)	(15,170)	(18,065)
Net increase (decrease) from contract owner transactions	537,876	44,192	(11,604)	191,183

Net increase (decrease) from operations	631,464	30,374	59,677	101,906

Net assets at beginning of year	191,750	161,376	406,558	304,652
Net assets at end of year	$ 823,214	$ 191,750	$ 466,235	$ 406,558

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	303 Sub-Account		302 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Operations:
Net investment income (loss)	$ 6,835	$ 2,347	$ 5,148	$ 3,983
Net realized gains (losses)	21,393	12,535	1,626	557
Net change in unrealized appreciation (depreciation)	73,641	(27,193)	40,434	(9,261)
Net increase (decrease) from operations	101,869	(12,311)	47,208	(4,721)

Contract Owner Transactions:
Purchase payments received	89,168	287,209	26,243	27,321
Transfers between Sub-Accounts
(including the Fixed Account), net	268,376	(57,233)	13,966	26,963
Withdrawals, surrenders,
and surrender charges	(1,843)	(4,321)	(3,211)	-
Mortality and expense risk charges	(1,594)	(721)	(626)	(474)
Charges for life insurance protection and
monthly administration charge	(24,986)	(13,122)	(8,098)	(6,202)
Net increase (decrease) from contract owner transactions	329,121	211,812	28,274	47,608

Net increase (decrease) from operations	430,990	199,501	75,482	42,887

Net assets at beginning of year	450,924	251,423	254,954	212,067
Net assets at end of year	$ 881,914	$ 450,924	$ 330,436	$ 254,954

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	305 Sub-Account		300 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Operations:
Net investment income (loss)	$ 51,470	$ 84,528	$ 14,943	$ 16,042
Net realized gains (losses)	(17,444)	(6,625)	(744)	4,114
Net change in unrealized appreciation (depreciation)	76,120	(67,720)	144,227	(137,414)
Net increase (decrease) from operations	110,146	10,183	158,426	(117,258)

Contract Owner Transactions:
Purchase payments received	86,384	161,683	94,545	503,823
Transfers between Sub-Accounts
(including the Fixed Account), net	(517,141)	392,421	9,748	(38,461)
Withdrawals, surrenders,
and surrender charges	(9,148)	(8,709)	(7,499)	(5,274)
Mortality and expense risk charges	(1,805)	(1,626)	(1,960)	(1,540)
Charges for life insurance protection and
monthly administration charge	(26,029)	(25,809)	(32,349)	(30,381)
Net increase (decrease) from contract owner transactions	(467,739)	517,960	62,485	428,167

Net increase (decrease) from operations	(357,593)	528,143	220,911	310,909

Net assets at beginning of year	1,151,165	623,022	836,168	525,259
Net assets at end of year	$ 793,572	$ 1,151,165	$ 1,057,079	$ 836,168

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	9XX Sub-Account		MCC Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Operations:
Net investment income (loss)	$ 44,832	$ 66,982	$ -	$ -
Net realized gains (losses)	49,108	141,298	21,860	16,534
Net change in unrealized appreciation (depreciation)	194,477	(304,469)	27,043	(66,623)
Net increase (decrease) from operations	288,417	(96,189)	48,903	(50,089)

Contract Owner Transactions:
Purchase payments received	310,547	701,167	64,800	157,291
Transfers between Sub-Accounts
(including the Fixed Account), net	(20,652)	217,831	1,855	99,984
Withdrawals, surrenders,
and surrender charges	(177,977)	(55,005)	(68,497)	(23,410)
Mortality and expense risk charges	(12,560)	(11,121)	(1,950)	(1,500)
Charges for life insurance protection and
monthly administration charge	(170,003)	(167,424)	(29,777)	(31,452)
Net increase (decrease) from contract owner transactions	(70,645)	685,448	(33,569)	200,913

Net increase (decrease) from operations	217,772	589,259	15,334	150,824

Net assets at beginning of year	2,829,884	2,240,625	448,220	297,396
Net assets at end of year	$ 3,047,656	$ 2,829,884	$ 463,554	$ 448,220

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	DGO Sub-Account		DMC Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Operations:
Net investment income (loss)	$ 1,646	$ 6,551	$ 12,815	$ 15,519
Net realized gains (losses)	93,960	134,591	(28,831)	(193,936)
Net change in unrealized appreciation (depreciation)	(31,377)	(85,077)	539,079	203,528
Net increase (decrease) from operations	64,229	56,065	523,063	25,111

Contract Owner Transactions:
Purchase payments received	69,511	70,187	218,327	239,612
Transfers between Sub-Accounts
(including the Fixed Account), net	24,328	(85,092)	158,750	(236,731)
Withdrawals, surrenders,
and surrender charges	(8,466)	(15,549)	(108,683)	(213,716)
Mortality and expense risk charges	(3,218)	(3,596)	(14,344)	(16,876)
Charges for life insurance protection and
monthly administration charge	(50,775)	(42,603)	(178,192)	(205,708)
Net increase (decrease) from contract owner transactions	31,380	(76,653)	75,858	(433,419)

Net increase (decrease) from operations	95,609	(20,588)	598,921	(408,308)

Net assets at beginning of year	611,341	631,929	2,642,220	3,050,528
Net assets at end of year	$ 706,950	$ 611,341	$ 3,241,141	$ 2,642,220

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	SCV Sub-Account		SSC Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Operations:
Net investment income (loss)	$ 25,663	$ 25,639	$ 20,075	$ 23,411
Net realized gains (losses)	24,058	(62,978)	(90,804)	(255,494)
Net change in unrealized appreciation (depreciation)	238,474	(92,842)	541,928	87,851
Net increase (decrease) from operations	288,195	(130,181)	471,199	(144,232)

Contract Owner Transactions:
Purchase payments received	141,272	181,723	67,715	92,298
Transfers between Sub-Accounts
(including the Fixed Account), net	(23,967)	(221,113)	(264,222)	(1,002,475)
Withdrawals, surrenders,
and surrender charges	(64,393)	(67,707)	(156,713)	(186,945)
Mortality and expense risk charges	(13,101)	(13,635)	(17,347)	(22,339)
Charges for life insurance protection and
monthly administration charge	(111,368)	(118,498)	(159,896)	(215,088)
Net increase (decrease) from contract owner transactions	(71,557)	(239,230)	(530,463)	(1,334,549)

Net increase (decrease) from operations	216,638	(369,411)	(59,264)	(1,478,781)

Net assets at beginning of year	2,110,881	2,480,292	3,183,197	4,661,978
Net assets at end of year	$ 2,327,519	$ 2,110,881	$ 3,123,933	$ 3,183,197

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	FVB Sub-Account		FL1 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Operations:
Net investment income (loss)	$ 3,675	$ 2,551	$ 19,614	$ 10,680
Net realized gains (losses)	23,677	4,947	25,275	33,207
Net change in unrealized appreciation (depreciation)	4,305	(12,000)	188,431	(83,833)
Net increase (decrease) from operations	31,657	(4,502)	233,320	(39,946)

Contract Owner Transactions:
Purchase payments received	53,229	66,341	334,456	529,360
Transfers between Sub-Accounts
(including the Fixed Account), net	30,488	27,380	(42,570)	143,062
Withdrawals, surrenders,
and surrender charges	(42,366)	(1,960)	(4,228)	(10,998)
Mortality and expense risk charges	(875)	(650)	(4,349)	(3,099)
Charges for life insurance protection and
monthly administration charge	(29,216)	(12,494)	(102,521)	(96,377)
Net increase (decrease) from contract owner transactions	11,260	78,617	180,788	561,948

Net increase (decrease) from operations	42,917	74,115	414,108	522,002

Net assets at beginning of year	203,967	129,852	1,361,445	839,443
Net assets at end of year	$ 246,884	$ 203,967	$ 1,775,553	$ 1,361,445

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	FL6 Sub-Account		F15 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Operations:
Net investment income (loss)	$ 86,278	$ 59,684	$ 813	$ 5,704
Net realized gains (losses)	(166,110)	(456,041)	65,827	6,220
Net change in unrealized appreciation (depreciation)	1,075,311	270,596	(32,400)	(13,127)
Net increase (decrease) from operations	995,479	(125,761)	34,240	(1,203)

Contract Owner Transactions:
Purchase payments received	330,571	407,456	56,195	59,319
Transfers between Sub-Accounts
(including the Fixed Account), net	37,844	(447,235)	-	(1,351)
Withdrawals, surrenders,
and surrender charges	(124,844)	(539,938)	(325,333)	-
Mortality and expense risk charges	(38,278)	(40,370)	(632)	(567)
Charges for life insurance protection and
monthly administration charge	(369,828)	(395,542)	(19,661)	(19,358)
Net increase (decrease) from contract owner transactions	(164,535)	(1,015,629)	(289,431)	38,043

Net increase (decrease) from operations	830,944	(1,141,390)	(255,191)	36,840

Net assets at beginning of year	6,133,063	7,274,453	302,185	265,345
Net assets at end of year	$ 6,964,007	$ 6,133,063	$ 46,994	$ 302,185

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	F20 Sub-Account		F30 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Operations:
Net investment income (loss)	$ 4,297	$ 4,245	$ 1,619	$ 4,005
Net realized gains (losses)	10,864	2,855	18,380	11,461
Net change in unrealized appreciation (depreciation)	12,547	(5,848)	8,561	(21,775)
Net increase (decrease) from operations	27,708	1,252	28,560	(6,309)

Contract Owner Transactions:
Purchase payments received	70,070	72,228	39,726	35,685
Transfers between Sub-Accounts
(including the Fixed Account), net	-	-	2	(43)
Withdrawals, surrenders,
and surrender charges	(41,171)	-	(178,273)	(17,769)
Mortality and expense risk charges	(558)	(394)	(583)	(551)
Charges for life insurance protection and
monthly administration charge	(24,015)	(22,471)	(8,912)	(11,452)
Net increase (decrease) from contract owner transactions	4,326	49,363	(148,040)	5,870

Net increase (decrease) from operations	32,034	50,615	(119,480)	(439)

Net assets at beginning of year	211,595	160,980	206,362	206,801
Net assets at end of year	$ 243,629	$ 211,595	$ 86,882	$ 206,362

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	FL8 Sub-Account		FIS Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Operations:
Net investment income (loss)	$ 9,617	$ 4,892	$ 158,913	$ 144,953
Net realized gains (losses)	17,853	29,148	474,634	155,276
Net change in unrealized appreciation (depreciation)	233,559	(25,928)	588,659	(217,556)
Net increase (decrease) from operations	261,029	8,112	1,222,206	82,673

Contract Owner Transactions:
Purchase payments received	70,598	80,942	591,282	1,080,857
Transfers between Sub-Accounts
(including the Fixed Account), net	(104,624)	48,225	(1,046,913)	1,064,663
Withdrawals, surrenders,
and surrender charges	(3,051)	(118,579)	(20,714)	(16,445)
Mortality and expense risk charges	(10,381)	(11,906)	(20,907)	(17,794)
Charges for life insurance protection and
monthly administration charge	(87,744)	(103,408)	(240,924)	(225,607)
Net increase (decrease) from contract owner transactions	(135,202)	(104,726)	(738,176)	1,885,674

Net increase (decrease) from operations	125,827	(96,614)	484,030	1,968,347

Net assets at beginning of year	1,794,597	1,891,211	8,171,586	6,203,239
Net assets at end of year	$ 1,920,424	$ 1,794,597	$ 8,655,616	$ 8,171,586

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	FL4 Sub-Account		FVM Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Operations:
Net investment income (loss)	$ 253,843	$ 233,416	$ 6,150	$ 313
Net realized gains (losses)	(262,976)	110,656	197,461	47,395
Net change in unrealized appreciation (depreciation)	1,775,368	(140,858)	(12,954)	(193,664)
Net increase (decrease) from operations	1,766,235	203,214	190,657	(145,956)

Contract Owner Transactions:
Purchase payments received	1,012,076	1,179,833	208,653	313,845
Transfers between Sub-Accounts
(including the Fixed Account), net	(765,589)	(1,197,120)	93,383	198,236
Withdrawals, surrenders,
and surrender charges	(378,229)	(397,148)	(39,849)	(103,599)
Mortality and expense risk charges	(62,497)	(81,820)	(3,727)	(3,166)
Charges for life insurance protection and
monthly administration charge	(886,152)	(965,000)	(63,054)	(63,313)
Net increase (decrease) from contract owner transactions	(1,080,391)	(1,461,255)	195,406	342,003

Net increase (decrease) from operations	685,844	(1,258,041)	386,063	196,047

Net assets at beginning of year	12,175,961	13,434,002	1,254,502	1,058,455
Net assets at end of year	$ 12,861,805	$ 12,175,961	$ 1,640,565	$ 1,254,502

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	FL5 Sub-Account		FL7 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Operations:
Net investment income (loss)	$ 3,401	$ 2,498	$ 128,014	$ 90,081
Net realized gains (losses)	-	-	(379,178)	(798,395)
Net change in unrealized appreciation (depreciation)	-	-	1,441,874	(541,914)
Net increase (decrease) from operations	3,401	2,498	1,190,710	(1,250,228)

Contract Owner Transactions:
Purchase payments received	759,321	964,020	517,446	626,607
Transfers between Sub-Accounts
(including the Fixed Account), net	2,657,865	1,693,116	529,288	(714,150)
Withdrawals, surrenders,
and surrender charges	(2,350,957)	(2,821,199)	(202,849)	(241,115)
Mortality and expense risk charges	(45,560)	(57,701)	(40,210)	(48,342)
Charges for life insurance protection and
monthly administration charge	(702,621)	(838,415)	(392,902)	(443,428)
Net increase (decrease) from contract owner transactions	318,048	(1,060,179)	410,773	(820,428)

Net increase (decrease) from operations	321,449	(1,057,681)	1,601,483	(2,070,656)

Net assets at beginning of year	7,331,695	8,389,376	5,597,048	7,667,704
Net assets at end of year	$ 7,653,144	$ 7,331,695	$ 7,198,531	$ 5,597,048

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	SGI Sub-Account		S17 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Operations:
Net investment income (loss)	$ 12,591	$ 21,797	$ 3,932	$ 18
Net realized gains (losses)	148,701	73,146	736	1,123
Net change in unrealized appreciation (depreciation)	74,245	(211,530)	16,252	(2,630)
Net increase (decrease) from operations	235,537	(116,587)	20,920	(1,489)

Contract Owner Transactions:
Purchase payments received	346,205	455,279	14,056	23,983
Transfers between Sub-Accounts
(including the Fixed Account), net	(413,668)	93,581	-	(1,690)
Withdrawals, surrenders,
and surrender charges	(54,171)	(16,810)	(11)	(12)
Mortality and expense risk charges	(4,078)	(3,873)	(369)	(325)
Charges for life insurance protection and
monthly administration charge	(110,044)	(94,852)	(4,452)	(4,740)
Net increase (decrease) from contract owner transactions	(235,756)	433,325	9,224	17,216

Net increase (decrease) from operations	(219)	316,738	30,144	15,727

Net assets at beginning of year	1,706,247	1,389,509	135,680	119,953
Net assets at end of year	$ 1,706,028	$ 1,706,247	$ 165,824	$ 135,680

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	ISC Sub-Account		FVS Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Operations:
Net investment income (loss)	$ 40,113	$ 23,369	$ 8,384	$ 8,218
Net realized gains (losses)	7,929	(1,741)	103,449	42,417
Net change in unrealized appreciation (depreciation)	24,177	(11,118)	109,063	(93,518)
Net increase (decrease) from operations	72,219	10,510	220,896	(42,883)

Contract Owner Transactions:
Purchase payments received	71,261	148,738	153,900	287,248
Transfers between Sub-Accounts
(including the Fixed Account), net	(4,230)	94,111	(245,347)	151,683
Withdrawals, surrenders,
and surrender charges	(7,172)	396	(36,509)	(6,993)
Mortality and expense risk charges	(1,012)	(671)	(2,744)	(2,581)
Charges for life insurance protection and
monthly administration charge	(34,073)	(27,702)	(60,955)	(63,586)
Net increase (decrease) from contract owner transactions	24,774	214,872	(191,655)	365,771

Net increase (decrease) from operations	96,993	225,382	29,241	322,888

Net assets at beginning of year	547,877	322,495	1,310,096	987,208
Net assets at end of year	$ 644,870	$ 547,877	$ 1,339,337	$ 1,310,096

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	SIC Sub-Account		FGF Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Operations:
Net investment income (loss)	$ 105,696	$ 44,288	$ 1	$ 2
Net realized gains (losses)	2,690	(44)	1	1
Net change in unrealized appreciation (depreciation)	49,963	(27,267)	(1)	-
Net increase (decrease) from operations	158,349	16,977	1	3

Contract Owner Transactions:
Purchase payments received	113,457	297,157	11	11
Transfers between Sub-Accounts
(including the Fixed Account), net	386,572	271,194	-	-
Withdrawals, surrenders,
and surrender charges	(19,153)	(23,389)	-	(1)
Mortality and expense risk charges	(3,050)	(1,729)	-	-
Charges for life insurance protection and
monthly administration charge	(63,957)	(38,143)	(16)	(16)
Net increase (decrease) from contract owner transactions	413,869	505,090	(5)	(6)

Net increase (decrease) from operations	572,218	522,067	(4)	(3)

Net assets at beginning of year	1,016,482	494,415	48	51
Net assets at end of year	$ 1,588,700	$ 1,016,482	$ 44	$ 48

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	FMS Sub-Account		FTI Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Operations:
Net investment income (loss)	$ 31,574	$ 26,421	$ 163,591	$ 98,519
Net realized gains (losses)	9,376	41,936	(201,827)	(78,772)
Net change in unrealized appreciation (depreciation)	131,298	(99,655)	957,423	(642,903)
Net increase (decrease) from operations	172,248	(31,298)	919,187	(623,156)

Contract Owner Transactions:
Purchase payments received	112,920	377,837	387,368	446,745
Transfers between Sub-Accounts
(including the Fixed Account), net	513,720	(161,419)	(191,811)	628,748
Withdrawals, surrenders,
and surrender charges	(3,665)	(22,811)	(247,758)	(218,286)
Mortality and expense risk charges	(3,634)	(2,817)	(33,259)	(32,512)
Charges for life insurance protection and
monthly administration charge	(58,001)	(55,597)	(333,885)	(360,098)
Net increase (decrease) from contract owner transactions	561,340	135,193	(419,345)	464,597

Net increase (decrease) from operations	733,588	103,895	499,842	(158,559)

Net assets at beginning of year	887,718	783,823	5,240,816	5,399,375
Net assets at end of year	$ 1,621,306	$ 887,718	$ 5,740,658	$ 5,240,816

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	FTG Sub-Account		GS4 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Operations:
Net investment income (loss)	$ 33,181	$ 20,008	$ 2,514	$ 2,893
Net realized gains (losses)	(97,081)	(38,250)	22,913	18,677
Net change in unrealized appreciation (depreciation)	372,077	(96,572)	10,474	(35,599)
Net increase (decrease) from operations	308,177	(114,814)	35,901	(14,029)

Contract Owner Transactions:
Purchase payments received	112,750	137,815	5,033	13,382
Transfers between Sub-Accounts
(including the Fixed Account), net	(104,390)	88,399	(66,972)	1,284
Withdrawals, surrenders,
and surrender charges	(36,218)	(24,302)	(1,137)	(11,322)
Mortality and expense risk charges	(10,506)	(10,710)	(607)	(638)
Charges for life insurance protection and
monthly administration charge	(101,578)	(99,877)	(9,309)	(9,619)
Net increase (decrease) from contract owner transactions	(139,942)	91,325	(72,992)	(6,913)

Net increase (decrease) from operations	168,235	(23,489)	(37,091)	(20,942)

Net assets at beginning of year	1,510,562	1,534,051	219,262	240,204
Net assets at end of year	$ 1,678,797	$ 1,510,562	$ 182,171	$ 219,262

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	GS8 Sub-Account		GS5 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Operations:
Net investment income (loss)	$ 3,843	$ 2,508	$ 8,004	$ 17,445
Net realized gains (losses)	(2,323)	(12,107)	(10,234)	(141,647)
Net change in unrealized appreciation (depreciation)	52,906	(10,744)	84,042	40,968
Net increase (decrease) from operations	54,426	(20,343)	81,812	(83,234)

Contract Owner Transactions:
Purchase payments received	-	23	22,453	26,026
Transfers between Sub-Accounts
(including the Fixed Account), net	(220)	(20,972)	1,940	(21,674)
Withdrawals, surrenders,
and surrender charges	(3,024)	(25,313)	(109,119)	(89,063)
Mortality and expense risk charges	(1,937)	(2,273)	(1,647)	(2,323)
Charges for life insurance protection and
monthly administration charge	(14,100)	(16,228)	(36,534)	(46,264)
Net increase (decrease) from contract owner transactions	(19,281)	(64,763)	(122,907)	(133,298)

Net increase (decrease) from operations	35,145	(85,106)	(41,095)	(216,532)

Net assets at beginning of year	302,416	387,522	419,753	636,285
Net assets at end of year	$ 337,561	$ 302,416	$ 378,658	$ 419,753

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	GS2 Sub-Account		GS3 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Operations:
Net investment income (loss)	$ 2,371	$ 1,670	$ 57,684	$ 55,402
Net realized gains (losses)	4,355	(8,199)	(38,970)	(290,052)
Net change in unrealized appreciation (depreciation)	17,958	12,042	411,326	380,265
Net increase (decrease) from operations	24,684	5,513	430,040	145,615

Contract Owner Transactions:
Purchase payments received	8,151	11,361	166,548	201,201
Transfers between Sub-Accounts
(including the Fixed Account), net	(6,531)	(19,013)	(178,943)	(164,470)
Withdrawals, surrenders,
and surrender charges	(9,639)	(25,520)	(150,525)	(218,493)
Mortality and expense risk charges	(682)	(795)	(18,502)	(20,700)
Charges for life insurance protection and
monthly administration charge	(12,457)	(13,267)	(162,153)	(172,855)
Net increase (decrease) from contract owner transactions	(21,158)	(47,234)	(343,575)	(375,317)

Net increase (decrease) from operations	3,526	(41,721)	86,465	(229,702)

Net assets at beginning of year	198,464	240,185	3,111,086	3,340,788
Net assets at end of year	$ 201,990	$ 198,464	$ 3,197,551	$ 3,111,086

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	AI1 Sub-Account		AAH Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Operations:
Net investment income (loss)	$ -	$ 1,697	$ -	$ -
Net realized gains (losses)	17,248	(115,906)	(9,037)	(729)
Net change in unrealized appreciation (depreciation)	91,450	29,758	25,850	(25,850)
Net increase (decrease) from operations	108,698	(84,451)	16,813	(26,579)

Contract Owner Transactions:
Purchase payments received	18,022	60,274	-	(4)
Transfers between Sub-Accounts
(including the Fixed Account), net	(806,853)	(462,182)	(136,186)	150,888
Withdrawals, surrenders,
and surrender charges	(3,596)	(19,246)	(1)	(579)
Mortality and expense risk charges	(2,313)	(8,908)	(308)	(611)
Charges for life insurance protection and
monthly administration charge	(20,056)	(114,816)	(882)	(2,551)
Net increase (decrease) from contract owner transactions	(814,796)	(544,878)	(137,377)	147,143

Net increase (decrease) from operations	(706,098)	(629,329)	(120,564)	120,564

Net assets at beginning of year	706,098	1,335,427	120,564	-
Net assets at end of year	$ -	$ 706,098	$ -	$ 120,564

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	AI3 Sub-Account		AI4 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Operations:
Net investment income (loss)	$ 8,462	$ 9,364	$ 107,219	$ 113,512
Net realized gains (losses)	45,477	30,617	4,388	(300,662)
Net change in unrealized appreciation (depreciation)	71,329	(33,199)	886,845	(188,012)
Net increase (decrease) from operations	125,268	6,782	998,452	(375,162)

Contract Owner Transactions:
Purchase payments received	58,011	89,570	294,540	448,130
Transfers between Sub-Accounts
(including the Fixed Account), net	(81,600)	(54,589)	465,148	(514,307)
Withdrawals, surrenders,
and surrender charges	(19,736)	(59,376)	(256,263)	(480,460)
Mortality and expense risk charges	(4,165)	(5,219)	(37,625)	(40,669)
Charges for life insurance protection and
monthly administration charge	(61,478)	(61,964)	(381,571)	(381,089)
Net increase (decrease) from contract owner transactions	(108,968)	(91,578)	84,229	(968,395)

Net increase (decrease) from operations	16,300	(84,796)	1,082,681	(1,343,557)

Net assets at beginning of year	926,916	1,011,712	6,342,206	7,685,763
Net assets at end of year	$ 943,216	$ 926,916	$ 7,424,887	$ 6,342,206

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	ASC Sub-Account		FFG Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Operations:
Net investment income (loss)	$ -	$ -	$ -	$ -
Net realized gains (losses)	2,723	6,346	(5,114)	-
Net change in unrealized appreciation (depreciation)	18,325	(3,084)	(16,828)	-
Net increase (decrease) from operations	21,048	3,262	(21,942)	-

Contract Owner Transactions:
Purchase payments received	-	-	35,092	-
Transfers between Sub-Accounts
(including the Fixed Account), net	(1,620)	(2,380)	797,820	-
Withdrawals, surrenders,
and surrender charges	(14,795)	(51,929)	(59,122)	-
Mortality and expense risk charges	(1,078)	(1,282)	(2,035)	-
Charges for life insurance protection and
monthly administration charge	(7,216)	(10,028)	(40,226)	-
Net increase (decrease) from contract owner transactions	(24,709)	(65,619)	731,529	-

Net increase (decrease) from operations	(3,661)	(62,357)	709,587	-

Net assets at beginning of year	158,522	220,879	-	-
Net assets at end of year	$ 154,861	$ 158,522	$ 709,587	$ -

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	VKC Sub-Account		VLC Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Operations:
Net investment income (loss)	$ 1,100	$ 1,537	$ 10,552	$ 4,453
Net realized gains (losses)	4,452	(7,861)	20,347	3,715
Net change in unrealized appreciation (depreciation)	20,572	(6,411)	86,841	(12,088)
Net increase (decrease) from operations	26,124	(12,735)	117,740	(3,920)

Contract Owner Transactions:
Purchase payments received	13,877	164,417	45,015	50,598
Transfers between Sub-Accounts
(including the Fixed Account), net	19,081	(45,275)	63,260	285,971
Withdrawals, surrenders,
and surrender charges	(1,327)	(12,258)	(455)	5,888
Mortality and expense risk charges	(396)	(537)	(960)	(904)
Charges for life insurance protection and
monthly administration charge	(8,280)	(10,909)	(37,826)	(26,434)
Net increase (decrease) from contract owner transactions	22,955	95,438	69,034	315,119

Net increase (decrease) from operations	49,079	82,703	186,774	311,199

Net assets at beginning of year	152,058	69,355	558,269	247,070
Net assets at end of year	$ 201,137	$ 152,058	$ 745,043	$ 558,269

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	VKU Sub-Account		VGI Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Operations:
Net investment income (loss)	$ 6,293	$ 1,054	$ 24,834	$ 17,215
Net realized gains (losses)	1,309	(1,409)	64,820	(15,812)
Net change in unrealized appreciation (depreciation)	31,819	(931)	117,393	(13,493)
Net increase (decrease) from operations	39,421	(1,286)	207,047	(12,090)

Contract Owner Transactions:
Purchase payments received	38,464	162,307	71,127	102,675
Transfers between Sub-Accounts
(including the Fixed Account), net	190,439	100,886	(232,951)	515,213
Withdrawals, surrenders,
and surrender charges	(79)	(10,985)	(234,498)	(2,169)
Mortality and expense risk charges	(589)	(202)	-	-
Charges for life insurance protection and
monthly administration charge	(16,734)	(6,465)	(70,998)	(60,485)
Net increase (decrease) from contract owner transactions	211,501	245,541	(467,320)	555,234

Net increase (decrease) from operations	250,922	244,255	(260,273)	543,144

Net assets at beginning of year	286,576	42,321	1,548,033	1,004,889
Net assets at end of year	$ 537,498	$ 286,576	$ 1,287,760	$ 1,548,033

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	FFI Sub-Account		MBO Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Operations:
Net investment income (loss)	$ -	$ -	$ 4,033	$ 1,741
Net realized gains (losses)	(358)	-	29,532	17,742
Net change in unrealized appreciation (depreciation)	(2,262)	-	47,817	(37,323)
Net increase (decrease) from operations	(2,620)	-	81,382	(17,840)

Contract Owner Transactions:
Purchase payments received	259	-	55,645	87,677
Transfers between Sub-Accounts
(including the Fixed Account), net	131,558	-	(91,636)	122,822
Withdrawals, surrenders,
and surrender charges	(19)	-	(7,128)	(10,563)
Mortality and expense risk charges	(545)	-	(1,663)	(1,366)
Charges for life insurance protection and
monthly administration charge	(1,838)	-	(53,517)	(54,216)
Net increase (decrease) from contract owner transactions	129,415	-	(98,299)	144,354

Net increase (decrease) from operations	126,795	-	(16,917)	126,514

Net assets at beginning of year	-	-	578,041	451,527
Net assets at end of year	$ 126,795	$ -	$ 561,124	$ 578,041

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	MCA Sub-Account		MBI Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Operations:
Net investment income (loss)	$ 1,481	$ -	$ 16,122	$ 20,919
Net realized gains (losses)	57,082	100,114	(7,297)	(1,048)
Net change in unrealized appreciation (depreciation)	28,949	(136,746)	126,754	(101,873)
Net increase (decrease) from operations	87,512	(36,632)	135,579	(82,002)

Contract Owner Transactions:
Purchase payments received	58,726	62,423	97,018	140,403
Transfers between Sub-Accounts
(including the Fixed Account), net	(137,110)	87,033	80,659	122,621
Withdrawals, surrenders,
and surrender charges	(9,300)	(18,841)	(13,930)	(6,686)
Mortality and expense risk charges	(1,392)	(1,611)	(1,953)	(1,572)
Charges for life insurance protection and
monthly administration charge	(58,027)	(55,283)	(68,960)	(72,543)
Net increase (decrease) from contract owner transactions	(147,103)	73,721	92,834	182,223

Net increase (decrease) from operations	(59,591)	37,089	228,413	100,221

Net assets at beginning of year	535,607	498,518	607,135	506,914
Net assets at end of year	$ 476,016	$ 535,607	$ 835,548	$ 607,135

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	MTC Sub-Account		EGS Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Operations:
Net investment income (loss)	$ 367	$ -	$ 99	$ 378
Net realized gains (losses)	66,166	34,494	100,381	32,476
Net change in unrealized appreciation (depreciation)	70,121	(42,149)	(70,784)	(31,131)
Net increase (decrease) from operations	136,654	(7,655)	29,696	1,723

Contract Owner Transactions:
Purchase payments received	103,316	101,184	-	(1)
Transfers between Sub-Accounts
(including the Fixed Account), net	2,565	255,897	(217,417)	(2,525)
Withdrawals, surrenders,
and surrender charges	(19,744)	(14,817)	(6,356)	(46,169)
Mortality and expense risk charges	(1,632)	(1,531)	(549)	(1,485)
Charges for life insurance protection and
monthly administration charge	(84,972)	(77,451)	(13,644)	(23,164)
Net increase (decrease) from contract owner transactions	(467)	263,282	(237,966)	(73,344)

Net increase (decrease) from operations	136,187	255,627	(208,270)	(71,621)

Net assets at beginning of year	718,073	462,446	208,270	279,891
Net assets at end of year	$ 854,260	$ 718,073	$ -	$ 208,270

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	FFL Sub-Account		FFJ Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Operations:
Net investment income (loss)	$ -	$ -	$ -	$ -
Net realized gains (losses)	243	-	73	-
Net change in unrealized appreciation (depreciation)	8,781	-	79,419	-
Net increase (decrease) from operations	9,024	-	79,492	-

Contract Owner Transactions:
Purchase payments received	2,305	-	5,148	-
Transfers between Sub-Accounts
(including the Fixed Account), net	484,855	-	3,935,743	-
Withdrawals, surrenders,
and surrender charges	(4,907)	-	(201)	-
Mortality and expense risk charges	(329)	-	(1,084)	-
Charges for life insurance protection and
monthly administration charge	(7,856)	-	(9,849)	-
Net increase (decrease) from contract owner transactions	474,068	-	3,929,757	-

Net increase (decrease) from operations	483,092	-	4,009,249	-

Net assets at beginning of year	-	-	-	-
Net assets at end of year	$ 483,092	$ -	$ 4,009,249	$ -

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	FFS Sub-Account		FFQ Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Operations:
Net investment income (loss)	$ -	$ -	$ -	$ -
Net realized gains (losses)	280	-	(53)	-
Net change in unrealized appreciation (depreciation)	19,151	-	65	-
Net increase (decrease) from operations	19,431	-	12	-

Contract Owner Transactions:
Purchase payments received	1,061	-	20,726	-
Transfers between Sub-Accounts
(including the Fixed Account), net	519,494	-	8,447,478	-
Withdrawals, surrenders,
and surrender charges	(233)	-	(10,556)	-
Mortality and expense risk charges	(143)	-	(1,954)	-
Charges for life insurance protection and
monthly administration charge	(1,715)	-	(39,846)	-
Net increase (decrease) from contract owner transactions	518,464	-	8,415,848	-

Net increase (decrease) from operations	537,895	-	8,415,860	-

Net assets at beginning of year	-	-	-	-
Net assets at end of year	$ 537,895	$ -	$ 8,415,860	$ -

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	FFM Sub-Account		FFO Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Operations:
Net investment income (loss)	$ -	$ -	$ -	$ -
Net realized gains (losses)	95	-	220	-
Net change in unrealized appreciation (depreciation)	56,616	-	15,412	-
Net increase (decrease) from operations	56,711	-	15,632	-

Contract Owner Transactions:
Purchase payments received	12,111	-	8,139	-
Transfers between Sub-Accounts
(including the Fixed Account), net	4,687,159	-	2,465,348	-
Withdrawals, surrenders,
and surrender charges	(1,900)	-	(3)	-
Mortality and expense risk charges	(1,683)	-	(735)	-
Charges for life insurance protection and
monthly administration charge	(13,056)	-	(10,360)	-
Net increase (decrease) from contract owner transactions	4,682,631	-	2,462,389	-

Net increase (decrease) from operations	4,739,342	-	2,478,021	-

Net assets at beginning of year	-	-	-	-
Net assets at end of year	$ 4,739,342	$ -	$ 2,478,021	$ -

.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	MIT Sub-Account		MF7 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Operations:
Net investment income (loss)	$ 21,234	$ 26,958	$ 33,592	$ 18,906
Net realized gains (losses)	28,311	(30,996)	33,497	1,852
Net change in unrealized appreciation (depreciation)	137,902	31,776	18,540	3,551
Net increase (decrease) from operations	187,447	27,738	85,629	24,309

Contract Owner Transactions:
Purchase payments received	84,329	113,216	90,973	88,789
Transfers between Sub-Accounts
(including the Fixed Account), net	(131,694)	(97,908)	(504,694)	695,157
Withdrawals, surrenders,
and surrender charges	(78,043)	(81,961)	(5,240)	(765)
Mortality and expense risk charges	(6,434)	(7,839)	(1,874)	(1,227)
Charges for life insurance protection and
monthly administration charge	(86,913)	(97,869)	(34,424)	(41,072)
Net increase (decrease) from contract owner transactions	(218,755)	(172,361)	(455,259)	740,882

Net increase (decrease) from operations	(31,308)	(144,623)	(369,630)	765,191

Net assets at beginning of year	1,283,901	1,428,524	1,083,504	318,313
Net assets at end of year	$ 1,252,593	$ 1,283,901	$ 713,874	$ 1,083,504

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	EM1 Sub-Account		GT2 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Operations:
Net investment income (loss)	$ 14,351	$ 5,696	$ 625	$ -
Net realized gains (losses)	71,583	92,397	16	-
Net change in unrealized appreciation (depreciation)	199,165	(419,898)	1,279	-
Net increase (decrease) from operations	285,099	(321,805)	1,920	-

Contract Owner Transactions:
Purchase payments received	164,747	361,416	19,444	-
Transfers between Sub-Accounts
(including the Fixed Account), net	(42,345)	154,144	16,823	-
Withdrawals, surrenders,
and surrender charges	(52,433)	(24,361)	279	-
Mortality and expense risk charges	(3,605)	(3,389)	(65)	-
Charges for life insurance protection and
monthly administration charge	(62,439)	(70,132)	(2,107)	-
Net increase (decrease) from contract owner transactions	3,925	417,678	34,374	-

Net increase (decrease) from operations	289,024	95,873	36,294	-

Net assets at beginning of year	1,493,151	1,397,278	-	-
Net assets at end of year	$ 1,782,175	$ 1,493,151	$ 36,294	$ -

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	GSS Sub-Account		MFK Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Operations:
Net investment income (loss)	$ 114,068	$ 141,675	$ 30,621	$ 23,032
Net realized gains (losses)	61,437	123,337	20,024	1,666
Net change in unrealized appreciation (depreciation)	(85,699)	16,513	(29,091)	21,648
Net increase (decrease) from operations	89,806	281,525	21,554	46,346

Contract Owner Transactions:
Purchase payments received	143,023	159,056	107,184	81,490
Transfers between Sub-Accounts
(including the Fixed Account), net	(67,678)	(691,581)	323,946	465,176
Withdrawals, surrenders,
and surrender charges	(96,328)	(266,021)	(3,664)	(7,205)
Mortality and expense risk charges	(19,064)	(22,796)	(2,459)	(1,472)
Charges for life insurance protection and
monthly administration charge	(295,371)	(339,063)	(47,115)	(28,169)
Net increase (decrease) from contract owner transactions	(335,418)	(1,160,405)	377,892	509,820

Net increase (decrease) from operations	(245,612)	(878,880)	399,446	556,166

Net assets at beginning of year	3,709,448	4,588,328	731,160	174,994
Net assets at end of year	$ 3,463,836	$ 3,709,448	$ 1,130,606	$ 731,160

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	HYS Sub-Account		IGS Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Operations:
Net investment income (loss)	$ 216,945	$ 266,277	$ 8,478	$ 4,808
Net realized gains (losses)	37,893	185,004	3,387	68,767
Net change in unrealized appreciation (depreciation)	305,105	(287,680)	125,826	(119,173)
Net increase (decrease) from operations	559,943	163,601	137,691	(45,598)

Contract Owner Transactions:
Purchase payments received	139,315	185,833	19,818	35,442
Transfers between Sub-Accounts
(including the Fixed Account), net	2,426,178	328,801	137,367	87,907
Withdrawals, surrenders,
and surrender charges	(270,624)	(148,927)	2,240	-
Mortality and expense risk charges	(18,967)	(22,201)	(4,327)	(2,759)
Charges for life insurance protection and
monthly administration charge	(332,707)	(409,806)	(20,456)	(17,413)
Net increase (decrease) from contract owner transactions	1,943,195	(66,300)	134,642	103,177

Net increase (decrease) from operations	2,503,138	97,301	272,333	57,579

Net assets at beginning of year	4,875,753	4,778,452	568,701	511,122
Net assets at end of year	$ 7,378,891	$ 4,875,753	$ 841,034	$ 568,701

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	IG1 Sub-Account		MIS Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Operations:
Net investment income (loss)	$ 3,060	$ 6,031	$ 5,689	$ 9,383
Net realized gains (losses)	(14,303)	62,366	88,032	62,310
Net change in unrealized appreciation (depreciation)	117,402	(137,887)	156,167	(57,489)
Net increase (decrease) from operations	106,159	(69,490)	249,888	14,204

Contract Owner Transactions:
Purchase payments received	106,030	165,551	97,955	122,413
Transfers between Sub-Accounts
(including the Fixed Account), net	(439,944)	41,497	(103,760)	(111,215)
Withdrawals, surrenders,
and surrender charges	(5,973)	(11,096)	(245,484)	(85,930)
Mortality and expense risk charges	(1,676)	(1,728)	(6,648)	(8,533)
Charges for life insurance protection and
monthly administration charge	(25,402)	(30,016)	(90,121)	(101,267)
Net increase (decrease) from contract owner transactions	(366,965)	164,208	(348,058)	(184,532)

Net increase (decrease) from operations	(260,806)	94,718	(98,170)	(170,328)

Net assets at beginning of year	694,375	599,657	1,520,071	1,690,399
Net assets at end of year	$ 433,569	$ 694,375	$ 1,421,901	$ 1,520,071

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	MMS Sub-Account		NWD Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Operations:
Net investment income (loss)	$ -	$ -	$ -	$ -
Net realized gains (losses)	-	-	248,260	152,126
Net change in unrealized appreciation (depreciation)	-	-	132,231	(327,982)
Net increase (decrease) from operations	-	-	380,491	(175,856)

Contract Owner Transactions:
Purchase payments received	72,644	-	104,532	121,579
Transfers between Sub-Accounts
(including the Fixed Account), net	9,064,204	-	28,494	362,368
Withdrawals, surrenders,
and surrender charges	695,841	-	(110,726)	(62,230)
Mortality and expense risk charges	(2,567)	-	(9,470)	(8,460)
Charges for life insurance protection and
monthly administration charge	(42,279)	-	(115,174)	(125,248)
Net increase (decrease) from contract owner transactions	9,787,843	-	(102,344)	288,009

Net increase (decrease) from operations	9,787,843	-	278,147	112,153

Net assets at beginning of year	-	-	1,785,924	1,673,771
Net assets at end of year	$ 9,787,843	$ -	$ 2,064,071	$ 1,785,924

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	RI1 Sub-Account		TRS Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Operations:
Net investment income (loss)	$ 2,439	$ 809	$ 91,218	$ 105,541
Net realized gains (losses)	1,565	1,226	(68,051)	(97,186)
Net change in unrealized appreciation (depreciation)	12,992	(7,470)	369,685	62,071
Net increase (decrease) from operations	16,996	(5,435)	392,852	70,426

Contract Owner Transactions:
Purchase payments received	37,321	12,806	138,375	263,041
Transfers between Sub-Accounts
(including the Fixed Account), net	151,062	8,438	7,234	(251,652)
Withdrawals, surrenders,
and surrender charges	(928)	(412)	(504,698)	(191,665)
Mortality and expense risk charges	(343)	(191)	(16,890)	(21,269)
Charges for life insurance protection and
monthly administration charge	(13,202)	(3,887)	(227,125)	(266,640)
Net increase (decrease) from contract owner transactions	173,910	16,754	(603,104)	(468,185)

Net increase (decrease) from operations	190,906	11,319	(210,252)	(397,759)

Net assets at beginning of year	51,741	40,422	3,595,471	3,993,230
Net assets at end of year	$ 242,647	$ 51,741	$ 3,385,219	$ 3,595,471

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	MFJ Sub-Account		UTS Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Operations:
Net investment income (loss)	$ 3,430	$ 1,328	$ 85,213	$ 58,967
Net realized gains (losses)	757	2,123	(59,622)	(34,611)
Net change in unrealized appreciation (depreciation)	9,294	(24)	212,517	95,079
Net increase (decrease) from operations	13,481	3,427	238,108	119,435

Contract Owner Transactions:
Purchase payments received	34,167	52,377	102,166	115,495
Transfers between Sub-Accounts
(including the Fixed Account), net	10,291	12,782	(159)	97,829
Withdrawals, surrenders,
and surrender charges	(931)	(3)	(198,930)	(183,151)
Mortality and expense risk charges	(434)	(327)	(7,561)	(7,905)
Charges for life insurance protection and
monthly administration charge	(8,160)	(8,745)	(112,425)	(119,732)
Net increase (decrease) from contract owner transactions	34,933	56,084	(216,909)	(97,464)

Net increase (decrease) from operations	48,414	59,511	21,199	21,971

Net assets at beginning of year	105,491	45,980	1,727,089	1,705,118
Net assets at end of year	$ 153,905	$ 105,491	$ 1,748,288	$ 1,727,089

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	MFE Sub-Account		MVS Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Operations:
Net investment income (loss)	$ 25,349	$ 16,100	$ 45,114	$ 40,042
Net realized gains (losses)	26,944	11,269	20,917	(133,247)
Net change in unrealized appreciation (depreciation)	21,390	(7,354)	304,788	100,854
Net increase (decrease) from operations	73,683	20,015	370,819	7,649

Contract Owner Transactions:
Purchase payments received	47,960	46,904	107,492	117,863
Transfers between Sub-Accounts
(including the Fixed Account), net	(157,209)	340,534	(74,631)	(64,650)
Withdrawals, surrenders,
and surrender charges	(18,294)	1,870	(217,984)	(214,007)
Mortality and expense risk charges	(983)	(961)	(13,396)	(15,112)
Charges for life insurance protection and
monthly administration charge	(41,018)	(31,414)	(182,400)	(170,960)
Net increase (decrease) from contract owner transactions	(169,544)	356,933	(380,919)	(346,866)

Net increase (decrease) from operations	(95,861)	376,948	(10,100)	(339,217)

Net assets at beginning of year	663,801	286,853	2,360,418	2,699,635
Net assets at end of year	$ 567,940	$ 663,801	$ 2,350,318	$ 2,360,418

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	MV1 Sub-Account		SCB Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Operations:
Net investment income (loss)	$ 28,278	$ 12,625	$ 16,156	$ 9,864
Net realized gains (losses)	100,895	78,706	148,831	(61,108)
Net change in unrealized appreciation (depreciation)	120,659	(80,604)	203,103	(69,726)
Net increase (decrease) from operations	249,832	10,727	368,090	(120,970)

Contract Owner Transactions:
Purchase payments received	172,934	263,003	269,062	318,197
Transfers between Sub-Accounts
(including the Fixed Account), net	198,258	590,701	318,284	391,340
Withdrawals, surrenders,
and surrender charges	(40,322)	(26,219)	(45,033)	(305,404)
Mortality and expense risk charges	(4,535)	(3,033)	(11,029)	(12,118)
Charges for life insurance protection and
monthly administration charge	(90,008)	(60,883)	(195,617)	(181,820)
Net increase (decrease) from contract owner transactions	236,327	763,569	335,667	210,195

Net increase (decrease) from operations	486,159	774,296	703,757	89,225

Net assets at beginning of year	1,441,595	667,299	2,276,320	2,187,095
Net assets at end of year	$ 1,927,754	$ 1,441,595	$ 2,980,077	$ 2,276,320

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	111 Sub-Account		SC3 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Operations:
Net investment income (loss)	$ 162,063	$ 77,271	$ 39,449	$ 265,802
Net realized gains (losses)	258,466	153,843	(341,567)	(326,437)
Net change in unrealized appreciation (depreciation)	54,248	(175,867)	1,298,170	(212,592)
Net increase (decrease) from operations	474,777	55,247	996,052	(273,227)

Contract Owner Transactions:
Purchase payments received	339,934	564,530	316,529	320,550
Transfers between Sub-Accounts
(including the Fixed Account), net	(507,060)	307,949	(458,077)	202,807
Withdrawals, surrenders,
and surrender charges	(539,054)	(226,649)	(117,020)	(155,476)
Mortality and expense risk charges	(11,964)	(14,950)	(17,028)	(18,976)
Charges for life insurance protection and
monthly administration charge	(240,428)	(232,271)	(187,126)	(196,502)
Net increase (decrease) from contract owner transactions	(958,572)	398,609	(462,722)	152,403

Net increase (decrease) from operations	(483,795)	453,856	533,330	(120,824)

Net assets at beginning of year	5,506,764	5,052,908	3,551,676	3,672,500
Net assets at end of year	$ 5,022,969	$ 5,506,764	$ 4,085,006	$ 3,551,676

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	113 Sub-Account		115 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Operations:
Net investment income (loss)	$ 58,551	$ 27,962	$ 15,344	$ 29,278
Net realized gains (losses)	99,691	133,149	153,291	41,983
Net change in unrealized appreciation (depreciation)	89,280	(224,549)	(34,666)	74,342
Net increase (decrease) from operations	247,522	(63,438)	133,969	145,603

Contract Owner Transactions:
Purchase payments received	308,350	634,603	178,037	361,308
Transfers between Sub-Accounts
(including the Fixed Account), net	408,476	94,113	4,742	290,313
Withdrawals, surrenders,
and surrender charges	(24,519)	(25,797)	(38,250)	(11,578)
Mortality and expense risk charges	(7,079)	(5,230)	(4,732)	(3,925)
Charges for life insurance protection and
monthly administration charge	(159,902)	(124,814)	(89,286)	(72,780)
Net increase (decrease) from contract owner transactions	525,326	572,875	50,511	563,338

Net increase (decrease) from operations	772,848	509,437	184,480	708,941

Net assets at beginning of year	1,632,352	1,122,915	1,714,176	1,005,235
Net assets at end of year	$ 2,405,200	$ 1,632,352	$ 1,898,656	$ 1,714,176

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	SDC Sub-Account		SGC Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Operations:
Net investment income (loss)	$ 80,342	$ 77,425	$ 41,911	$ 38,016
Net realized gains (losses)	10,802	66,364	713,843	538,892
Net change in unrealized appreciation (depreciation)	62,979	(109,468)	(161,722)	(460,465)
Net increase (decrease) from operations	154,123	34,321	594,032	116,443

Contract Owner Transactions:
Purchase payments received	737,662	1,250,976	252,866	270,301
Transfers between Sub-Accounts
(including the Fixed Account), net	208,147	(254,853)	(40,389)	71,040
Withdrawals, surrenders,
and surrender charges	(440,247)	(474,687)	(167,163)	(110,071)
Mortality and expense risk charges	(35,169)	(36,224)	(11,001)	(11,551)
Charges for life insurance protection and
monthly administration charge	(359,241)	(418,410)	(205,568)	(198,364)
Net increase (decrease) from contract owner transactions	111,152	66,802	(171,255)	21,355

Net increase (decrease) from operations	265,275	101,123	422,777	137,798

Net assets at beginning of year	6,702,997	6,601,874	3,704,894	3,567,096
Net assets at end of year	$ 6,968,272	$ 6,702,997	$ 4,127,671	$ 3,704,894

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	112 Sub-Account		117 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Operations:
Net investment income (loss)	$ 70,717	$ 29,019	$ 321	$ 1,315
Net realized gains (losses)	83,881	94,026	5,727	33,759
Net change in unrealized appreciation (depreciation)	109,192	(155,688)	24,452	(44,740)
Net increase (decrease) from operations	263,790	(32,643)	30,500	(9,666)

Contract Owner Transactions:
Purchase payments received	453,121	659,183	54,215	58,331
Transfers between Sub-Accounts
(including the Fixed Account), net	193,145	149,754	63,043	101,765
Withdrawals, surrenders,
and surrender charges	(109,884)	(50,936)	(4,504)	(1,725)
Mortality and expense risk charges	(6,829)	(5,853)	(1,099)	(629)
Charges for life insurance protection and
monthly administration charge	(156,202)	(128,292)	(11,919)	(7,221)
Net increase (decrease) from contract owner transactions	373,351	623,856	99,736	150,521

Net increase (decrease) from operations	637,141	591,213	130,236	140,855

Net assets at beginning of year	2,278,416	1,687,203	300,600	159,745
Net assets at end of year	$ 2,915,557	$ 2,278,416	$ 430,836	$ 300,600

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	VKM Sub-Account		OCF Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Operations:
Net investment income (loss)	$ -	$ 625	$ 4,245	$ 2,203
Net realized gains (losses)	59,906	291	(6,855)	(3,166)
Net change in unrealized appreciation (depreciation)	(64,872)	(28,427)	87,193	(5,761)
Net increase (decrease) from operations	(4,966)	(27,511)	84,583	(6,724)

Contract Owner Transactions:
Purchase payments received	61,649	78,073	60,823	65,598
Transfers between Sub-Accounts
(including the Fixed Account), net	520,573	68,587	(19,163)	(7,173)
Withdrawals, surrenders,
and surrender charges	(2,680)	(6,328)	(35,983)	(2,579)
Mortality and expense risk charges	(1,640)	(614)	(3,947)	(3,964)
Charges for life insurance protection and
monthly administration charge	(25,387)	(11,723)	(43,765)	(47,996)
Net increase (decrease) from contract owner transactions	552,515	127,995	(42,035)	3,886

Net increase (decrease) from operations	547,549	100,484	42,548	(2,838)

Net assets at beginning of year	218,862	118,378	604,218	607,056
Net assets at end of year	$ 766,411	$ 218,862	$ 646,766	$ 604,218

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	OCA Sub-Account		OGG Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Operations:
Net investment income (loss)	$ 123	$ 83	$ 1,609	$ 500
Net realized gains (losses)	381	4,003	310	168
Net change in unrealized appreciation (depreciation)	3,340	(2,359)	14,307	(4,294)
Net increase (decrease) from operations	3,844	1,727	16,226	(3,626)

Contract Owner Transactions:
Purchase payments received	4,665	4,665	8,432	32,575
Transfers between Sub-Accounts
(including the Fixed Account), net	40	(50,526)	118	(6)
Withdrawals, surrenders,
and surrender charges	-	-	-	(420)
Mortality and expense risk charges	(192)	(333)	(294)	(191)
Charges for life insurance protection and
monthly administration charge	(3,202)	(4,605)	(2,156)	(1,621)
Net increase (decrease) from contract owner transactions	1,311	(50,799)	6,100	30,337

Net increase (decrease) from operations	5,155	(49,072)	22,326	26,711

Net assets at beginning of year	25,527	74,599	74,763	48,052
Net assets at end of year	$ 30,682	$ 25,527	$ 97,089	$ 74,763

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	OMG Sub-Account		PCR Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Operations:
Net investment income (loss)	$ 965	$ 688	$ 16,294	$ 80,978
Net realized gains (losses)	2,071	431	8,132	150
Net change in unrealized appreciation (depreciation)	18,452	(1,515)	8,166	(123,783)
Net increase (decrease) from operations	21,488	(396)	32,592	(42,655)

Contract Owner Transactions:
Purchase payments received	13,735	14,696	98,725	93,999
Transfers between Sub-Accounts
(including the Fixed Account), net	(1,685)	(184)	25,623	96,539
Withdrawals, surrenders,
and surrender charges	(23)	(35)	(12,694)	(2,094)
Mortality and expense risk charges	(412)	(355)	(1,497)	(1,515)
Charges for life insurance protection and
monthly administration charge	(7,585)	(6,703)	(45,023)	(46,700)
Net increase (decrease) from contract owner transactions	4,030	7,419	65,134	140,229

Net increase (decrease) from operations	25,518	7,023	97,726	97,574

Net assets at beginning of year	128,067	121,044	547,139	449,565
Net assets at end of year	$ 153,585	$ 128,067	$ 644,865	$ 547,139

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	PMB Sub-Account		SBJ Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Operations:
Net investment income (loss)	$ 228,098	$ 210,307	$ 1,880	$ 48
Net realized gains (losses)	44,024	19,616	259	317
Net change in unrealized appreciation (depreciation)	482,191	9,824	2,032	(1,293)
Net increase (decrease) from operations	754,313	239,747	4,171	(928)

Contract Owner Transactions:
Purchase payments received	341,447	476,550	6,288	5,086
Transfers between Sub-Accounts
(including the Fixed Account), net	190,523	229,694	13,261	36,238
Withdrawals, surrenders,
and surrender charges	(274,235)	(193,701)	-	-
Mortality and expense risk charges	(19,274)	(18,451)	(118)	(18)
Charges for life insurance protection and
monthly administration charge	(307,229)	(286,777)	(3,702)	(766)
Net increase (decrease) from contract owner transactions	(68,768)	207,315	15,729	40,540

Net increase (decrease) from operations	685,545	447,062	19,900	39,612

Net assets at beginning of year	4,201,023	3,753,961	39,612	-
Net assets at end of year	$ 4,886,568	$ 4,201,023	$ 59,512	$ 39,612

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	PRR Sub-Account		PTR Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Operations:
Net investment income (loss)	$ 40,189	$ 60,249	$ 276,481	$ 244,162
Net realized gains (losses)	329,856	154,897	293,325	253,197
Net change in unrealized appreciation (depreciation)	(50,365)	99,320	404,029	(171,757)
Net increase (decrease) from operations	319,680	314,466	973,835	325,602

Contract Owner Transactions:
Purchase payments received	268,089	421,098	917,501	1,405,461
Transfers between Sub-Accounts
(including the Fixed Account), net	(417,355)	834,141	(551)	511,078
Withdrawals, surrenders,
and surrender charges	(153,706)	(135,247)	(314,315)	(443,846)
Mortality and expense risk charges	(19,685)	(15,690)	(53,658)	(48,590)
Charges for life insurance protection and
monthly administration charge	(246,526)	(239,506)	(665,408)	(661,479)
Net increase (decrease) from contract owner transactions	(569,183)	864,796	(116,431)	762,624

Net increase (decrease) from operations	(249,503)	1,179,262	857,404	1,088,226

Net assets at beginning of year	3,648,876	2,469,614	9,969,635	8,881,409
Net assets at end of year	$ 3,399,373	$ 3,648,876	$ 10,827,039	$ 9,969,635

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	118 Sub-Account		SBB Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Operations:
Net investment income (loss)	$ 58,521	$ 15,379	$ 3,079	$ -
Net realized gains (losses)	(105,651)	27,519	1,673	(77)
Net change in unrealized appreciation (depreciation)	135,738	(147,699)	342	(342)
Net increase (decrease) from operations	88,608	(104,801)	5,094	(419)

Contract Owner Transactions:
Purchase payments received	19,684	24,081	42,170	862
Transfers between Sub-Accounts
(including the Fixed Account), net	(853,185)	250,844	(76,859)	33,210
Withdrawals, surrenders,
and surrender charges	(1,766)	2,950	-	-
Mortality and expense risk charges	(1,813)	(1,445)	(87)	(7)
Charges for life insurance protection and
monthly administration charge	(23,001)	(19,488)	(3,624)	(340)
Net increase (decrease) from contract owner transactions	(860,081)	256,942	(38,400)	33,725

Net increase (decrease) from operations	(771,473)	152,141	(33,306)	33,306

Net assets at beginning of year	771,473	619,332	33,306	-
Net assets at end of year	$ -	$ 771,473	$ -	$ 33,306

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	SCM Sub-Account		SC7 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Operations:
Net investment income (loss)	$ 5,981	$ 1,482	$ 81,668	$ 38,038
Net realized gains (losses)	20,900	84,215	109,926	186,042
Net change in unrealized appreciation (depreciation)	(6,238)	(75,518)	262,220	(379,497)
Net increase (decrease) from operations	20,643	10,179	453,814	(155,417)

Contract Owner Transactions:
Purchase payments received	7,367	8,636	246,733	336,396
Transfers between Sub-Accounts
(including the Fixed Account), net	(172,598)	(175,957)	(4,555,508)	123,400
Withdrawals, surrenders,
and surrender charges	(5,256)	(38,827)	(130,702)	(173,741)
Mortality and expense risk charges	(882)	(1,470)	(23,808)	(26,632)
Charges for life insurance protection and
monthly administration charge	(7,569)	(12,933)	(199,523)	(233,426)
Net increase (decrease) from contract owner transactions	(178,938)	(220,551)	(4,662,808)	25,997

Net increase (decrease) from operations	(158,295)	(210,372)	(4,208,994)	(129,420)

Net assets at beginning of year	158,295	368,667	4,208,994	4,338,414
Net assets at end of year	$ -	$ 158,295	$ -	$ 4,208,994

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	116 Sub-Account		SLC Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Operations:
Net investment income (loss)	$ -	$ -	$ 40,749	$ 15,671
Net realized gains (losses)	29,976	15,379	202,386	533,423
Net change in unrealized appreciation (depreciation)	35,780	(41,296)	10,216	(686,201)
Net increase (decrease) from operations	65,756	(25,917)	253,351	(137,107)

Contract Owner Transactions:
Purchase payments received	59,650	126,455	177,998	213,337
Transfers between Sub-Accounts
(including the Fixed Account), net	(563,698)	346,192	(2,536,931)	(105,638)
Withdrawals, surrenders,
and surrender charges	(4,877)	(25,919)	(107,874)	(88,408)
Mortality and expense risk charges	(1,600)	(1,228)	(9,359)	(9,902)
Charges for life insurance protection and
monthly administration charge	(22,933)	(20,713)	(172,185)	(182,119)
Net increase (decrease) from contract owner transactions	(533,458)	424,787	(2,648,351)	(172,730)

Net increase (decrease) from operations	(467,702)	398,870	(2,395,000)	(309,837)

Net assets at beginning of year	467,702	68,832	2,395,000	2,704,837
Net assets at end of year	$ -	$ 467,702	$ -	$ 2,395,000

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	SPC Sub-Account		114 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Operations:
Net investment income (loss)	$ 228,162	$ 201,258	$ 158,439	$ 101,629
Net realized gains (losses)	155,812	135,142	155,981	112,948
Net change in unrealized appreciation (depreciation)	40,445	(226,331)	71,533	(76,340)
Net increase (decrease) from operations	424,419	110,069	385,953	138,237

Contract Owner Transactions:
Purchase payments received	145,776	339,578	658,309	1,287,923
Transfers between Sub-Accounts
(including the Fixed Account), net	(2,914,345)	(74,495)	(4,958,757)	954,751
Withdrawals, surrenders,
and surrender charges	(286,938)	(154,431)	(340,957)	(64,988)
Mortality and expense risk charges	(10,453)	(9,892)	(13,571)	(10,974)
Charges for life insurance protection and
monthly administration charge	(193,910)	(160,551)	(299,157)	(274,663)
Net increase (decrease) from contract owner transactions	(3,259,870)	(59,791)	(4,954,133)	1,892,049

Net increase (decrease) from operations	(2,835,451)	50,278	(4,568,180)	2,030,286

Net assets at beginning of year	2,835,451	2,785,173	4,568,180	2,537,894
Net assets at end of year	$ -	$ 2,835,451	$ -	$ 4,568,180

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	SC5 Sub-Account		LCG Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Operations:
Net investment income (loss)	$ 15,210	$ 2,163	$ 2,405	$ 817
Net realized gains (losses)	349,624	(160,882)	21,432	(1,397)
Net change in unrealized appreciation (depreciation)	245,072	(139,135)	9,991	(11,318)
Net increase (decrease) from operations	609,906	(297,854)	33,828	(11,898)

Contract Owner Transactions:
Purchase payments received	181,411	393,898	22,605	36,729
Transfers between Sub-Accounts
(including the Fixed Account), net	(3,934,533)	(33,203)	(230,115)	43,508
Withdrawals, surrenders,
and surrender charges	(130,885)	(300,450)	(84,491)	(19,498)
Mortality and expense risk charges	(14,170)	(17,033)	(1,177)	(1,108)
Charges for life insurance protection and
monthly administration charge	(163,033)	(208,512)	(28,620)	(27,316)
Net increase (decrease) from contract owner transactions	(4,061,210)	(165,300)	(321,798)	32,315

Net increase (decrease) from operations	(3,451,304)	(463,154)	(287,970)	20,417

Net assets at beginning of year	3,451,304	3,914,458	287,970	267,553
Net assets at end of year	$ -	$ 3,451,304	$ -	$ 287,970

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	SC2 Sub-Account		SC1 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Operations:
Net investment income (loss)	$ 92,604	$ 130,727	$ 7,124	$ 11,724
Net realized gains (losses)	347,558	59,207	69	56
Net change in unrealized appreciation (depreciation)	(203,586)	56,353	-	-
Net increase (decrease) from operations	236,576	246,287	7,193	11,780

Contract Owner Transactions:
Purchase payments received	172,593	192,281	2,778,288	8,635,462
Transfers between Sub-Accounts
(including the Fixed Account), net	(2,671,982)	(379,043)	(9,567,353)	(5,808,957)
Withdrawals, surrenders,
and surrender charges	(942,468)	(166,495)	(975,049)	(477,800)
Mortality and expense risk charges	(15,635)	(17,997)	(28,714)	(23,157)
Charges for life insurance protection and
monthly administration charge	(251,291)	(261,307)	(939,379)	(811,392)
Net increase (decrease) from contract owner transactions	(3,708,783)	(632,561)	(8,732,207)	1,514,156

Net increase (decrease) from operations	(3,472,207)	(386,274)	(8,725,014)	1,525,936

Net assets at beginning of year	3,472,207	3,858,481	8,725,014	7,199,078
Net assets at end of year	$ -	$ 3,472,207	$ -	$ 8,725,014

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	TBC Sub-Account		USC Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Operations:
Net investment income (loss)	$ 5,940	$ -	$ 480	$ -
Net realized gains (losses)	81,675	77,380	8,118	11,203
Net change in unrealized appreciation (depreciation)	569,945	(30,874)	15,584	(13,781)
Net increase (decrease) from operations	657,560	46,506	24,182	(2,578)

Contract Owner Transactions:
Purchase payments received	265,717	284,063	20,756	21,418
Transfers between Sub-Accounts
(including the Fixed Account), net	(20,199)	336,701	(1,547)	(424)
Withdrawals, surrenders,
and surrender charges	(279,119)	(180,799)	(15)	(24)
Mortality and expense risk charges	(20,433)	(21,259)	(350)	(288)
Charges for life insurance protection and
monthly administration charge	(255,983)	(241,363)	(3,633)	(3,485)
Net increase (decrease) from contract owner transactions	(310,017)	177,343	15,211	17,197

Net increase (decrease) from operations	347,543	223,849	39,393	14,619

Net assets at beginning of year	3,656,266	3,432,417	117,692	103,073
Net assets at end of year	$ 4,003,809	$ 3,656,266	$ 157,085	$ 117,692

The accompanying notes are an integral part of these financial statements

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2012

1. BUSINESS AND ORGANIZATION

Sun Life of Canada (U.S.) Variable Account I (the “Variable Account”) is a separate account of Sun Life Assurance Company of Canada (U.S.) (the “Sponsor”) and was established on August 25, 1999 as a funding vehicle for the variable portion of Futurity Variable Universal Life (“VUL”) contracts, Futurity Protector VUL contracts, Futurity Protector II VUL contracts,  Futurity Accumulator VUL contracts, Futurity Accumulator II VUL contracts, Futurity Survivorship VUL contracts, Futurity Survivorship II VUL contracts, Sun Executive VUL contracts, Sun Prime VUL contracts, Sun Protector VUL contracts, Sun Prime Survivorship VUL contracts and certain other individual variable universal life insurance contracts (the “Contracts”) issued by the Sponsor. The Variable Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit investment trust existing in accordance with the regulations of the Delaware Insurance Department.

The assets of the Variable Account are divided into “Sub-Accounts”. Each Sub-Account is invested in shares of a specific mutual fund (collectively the “Funds”), or series thereof, registered under the Investment Company Act of 1940, as amended.  The contract owners of the Variable Account direct the deposits into the Sub-Accounts of the Variable Account.

Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the Sponsor’s other assets and liabilities.  Assets applicable to the Variable Account are not chargeable with liabilities arising out of any other business the Sponsor may conduct.

Effective at the close of business on December 7, 2012, the funds of the Sun Capital Advisors Trust (the “Trust”) were integrated into the family of funds managed by Massachusetts Financial Services Company (“MFS”), an affiliate of the Sponsor.

•	Certain funds of the Trust changed their names and adopted investment strategies managed by MFS (included below with name changes occurring during the year)

•	Certain funds of the Trust reorganized and merged into existing funds managed by MFS (included below with fund mergers occurring during the year)

•
The remaining funds of the Trust liquidated and any liquidation proceeds not transferred by a contract owner to other investment options were transferred to the money market option under the relevant contract (included below with fund liquidations occurring during the year)

On December 17, 2012, Sun Life Financial Inc., the Sponsor’s indirect parent company, announced the execution of a definitive agreement to sell its domestic U.S. annuity business and certain life insurance businesses to Delaware Life Holdings, LLC, including all of the issued and outstanding shares of stock of the Sponsor (“the Sale Transaction”). The Sale Transaction is expected to close by the end of the second quarter 2013, subject to regulatory approvals and customary closing conditions.

A summary of the name changes related to Sub-Accounts held by the contract owners of the Variable Account during the current year, is as follows:

Sub-Account	Previous Name	Effective Date
VKC	Invesco Van Kampen V.I. Mid Cap Value Fund (Series II)	July 16, 2012
SCB	SC BlackRock Small Cap Index Fund (Initial Class)	December 10, 2012
111	SC Ibbotson Conservative Fund (Initial Class)	December 10, 2012
SC3	Sun Capital Global Real Estate Fund (Initial Class)	December 10, 2012
113	SC Ibbotson Growth Fund (Initial Class)	December 10, 2012
115	SC BlackRock Inflation Protected Bond (Initial Class)	December 10, 2012
SDC	SC Goldman Sachs Short Duration Fund (Initial Class)	December 10, 2012
SGC	SC Goldman Sachs Mid Cap Value Fund (Initial Class)	December 10, 2012
112	SC Ibbotson Balanced Fund (Initial Class)	December 10, 2012
117	SC Columbia Small Cap Value Initial	December 10, 2012

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

1. BUSINESS AND ORGANIZATION (CONTINUED)

The following Sub-Accounts merged with new or existing Sub-Accounts during the current year:

Closed Sub-Account	New Sub-Account	Effective Date
AI1	FFI	April 30, 2012
AAH	FFG	April 30, 2012
EGS	FFL	December 10, 2012
LCG	FFL	December 10, 2012
SC7	FFM	December 10, 2012
116	FFS	December 10, 2012
SLC	FFO	December 10, 2012
114	FFQ	December 10, 2012
SC2	FFQ	December 10, 2012
SC5	FFJ	December 10, 2012

Closed Sub-Account	Existing Sub-Account	Effective Date
SPC	HYS	December 10, 2012

The following Sub-Accounts were liquidated during the current year.  Upon liquidation funds were transferred to a new money market fund, MMS Sub-Account:

Liquidated Sub-Account	Effective Date
118	December 10, 2012
SBB	December 10, 2012
SCM	December 10, 2012
SC1	December 10, 2012

A summary of the commencement dates related to sub-accounts held by the contract owners of the Variable Account (if commenced within the past five years) related to sub-accounts held, is as follows:

Sub-Account	Effective Date
AAH	May 2, 2011
SBB1, SBJ1, GT22	November 15, 2010
F20, F30, FGF, FIS, FL1, FMS, FVM, MF7, MFE, MFJ, OCA, OGG, OMG, SGI, SIC, RI1, USC, VLC	November 3, 2008
3013, 3023 , 3033 , 3043, 3053 , 3063 , 3073 , 3083	November 1, 2008
111, 112, 113, 114, 115, 118, 300, 9XX, FVB, S17, VKC	October 6, 2008
SDC, SGC, SLC, SPC	May 1, 2008
AVB3, MFK3, VKU3 , VKM3	March 10, 2008

1 First activity in Sub-Account 2011
2 First activity in Sub-Account 2012
3 First activity in Sub-Account 2009

A summary of the commencement dates related to sub-accounts held by the contract owners of the Variable Account (if commenced within the past five years) related to sub-accounts held, is as follows:
Sub-Account	Year of First Activity
F15	2009
116	2009
117	2009
IGS	2009
IG1	2009
MBO	2008

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

General
The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).  The preparation of financial statements in conformity with GAAP requires the Sponsor’s management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes.  Actual results could differ from these estimates.

Investment Valuation and Transactions
Investments made in mutual funds are carried at fair value and are valued at their closing net asset value as determined by the respective mutual fund, which in turn value their investments at fair value, as of December 31, 2012.  Transactions are recorded on a trade date basis.  Realized gains and losses on sales of investments are determined on the first in, first out basis.  Dividend income and realized gain distributions are reinvested in additional fund shares and recognized on the ex-dividend date.

Units
The number of units credited is determined by dividing the dollar amount allocated to a Sub-Account by the unit value for that Sub-Account for the period during which the purchase payment was received.  The unit value for each Sub-Account is established at $10.00 for the first period of that Sub-Account and is subsequently measured based on the performance of the investments and the contract charges selected by the contract holder, as discussed in note 5.

Purchase Payments
Upon issuance of new contracts, the initial purchase payment is credited to the contract in the form of units.  All subsequent purchase payments are applied using the unit values for the period during which the purchase payment is received.

Transfers
Transfers between Sub-Accounts requested by contract owners are recorded in the new Sub-Account upon receipt of the redemption proceeds at the net asset value at the time of receipt.  In addition, transfers can be made between the Sub-Accounts and the “Fixed Account”.  The Fixed Account is part of the general account of the Sponsor in which purchase payments or contract values may be allocated or transferred.

Contract Loans
Contract holders are permitted to borrow against the cash value of their accounts.  The loan proceeds are deducted from the Variable Account and recorded in the Sponsor’s general account as an asset.  Contract loan activity is reflected in the withdrawals, surrenders and surrender charges line on the Statement of Changes in Net Assets.

Federal Income Taxes
The operations of the Variable Account are part of the operations of the Sponsor and are not taxed separately. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code (the “Code”). Under existing federal income tax law, investment income and realized gain distributions earned by the Variable Account on contract owner reserves are not taxable, and therefore, no provision has been made for federal income taxes.  In the event of a change in applicable tax law, the Sponsor will review this policy and if necessary a provision may be made in future years.

Accounting for Uncertain Tax Provisions
Management evaluates whether or not there are uncertain tax positions that require financial statement recognition and has determined that no reserves for uncertain tax positions are required at December 31, 2012. The 2003 through 2012 tax years generally remain subject to examination by U.S. federal and most state tax authorities.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. The most significant estimate is the fair value measurements of investments.  Actual results could vary from the amounts derived from management's estimates.

Subsequent events
Management has evaluated events subsequent to December 31, 2012 and through the issuance date of the Variable Account’s financial statements, noting there are no subsequent events requiring accounting or disclosure.

New and Adopted Accounting Pronouncements
In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2011-04, “Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS,” which change the wording used to describe many of the requirements in U.S. GAAP for measuring fair value and for disclosing information about fair value measurements.  Some of the amendments clarify the FASB’s intent about the application of existing fair value measurement requirements, while other amendments change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements.  Many of the requirements in this update are not meant to result in a change in application of the requirements of Topic 820, but to improve upon an entities consistency in application across jurisdictions to ensure that U.S. GAAP and International Financial Reporting Standards (“IFRS”) fair value measurement and disclosure requirements are described in the same way.  The amendments in ASU 2011-04 are effective, on a retrospective basis, for fiscal years and interim periods within those fiscal years beginning after December 15, 2011.  On January 1, 2012, the Variable Account adopted the provisions of ASU 2011-04. The adoption did not impact the Variable Account’s financial statements or disclosures.

In October 2012, FASB issued ASU 2012-04, “Technical Corrections and Improvements”.  The amendments in this update cover a wide range of Topics in the Codification. The technical corrections (Section A) are divided into three main categories: (1) Source literature amendments – amendments to carry forward the original intent of certain pre-Codification authoritative literature that was inadvertently altered during the Codification process, (2) Guidance clarification and reference corrections – changes in wording and references to avoid misapplication or misinterpretation of guidance, and (3) Relocated guidance – moving guidance from one part of the Codification to another to correct instances in which the scope of pre-Codification guidance may have been unintentionally narrowed or broadened during the Codification process. The purpose of Section B of ASU 2012-04 is to conform the use of the term “fair value” throughout the Codification “to fully reflect the fair value measurement and disclosure requirements” of Accounting Standards Codification (“ASC”) Topic 820 “Fair Value Measurement”. These provisions are effective upon issuance, except for amendments that are subject to transition guidance discussed below. The Variable Account adopted the provisions of ASU 2012-04 on October 1, 2012.  The adoption did not impact the Variable Account’s financial statements or disclosures.

Accounting Pronouncements Not Yet Adopted
ASU 2012-04 includes certain amendments that are subject to transition guidance that will be effective for fiscal periods beginning after December 15, 2012.  The Variable Account will adopt these amendments on January 1, 2013 and does not expect its requirements to have a material impact on the Variable Account’s financial statements or disclosures.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

3.  FAIR VALUE MEASUREMENTS

The Sub-Accounts’ investments are carried at fair value.  Fair Value is an exit price, representing the amount that would be received from a sale of an asset or paid to transfer a liability in an orderly transaction between market participants.  As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or liability.  As a basis for considering such assumptions, U.S. GAAP establishes a three-tier value hierarchy, which prioritizes the inputs used in measuring fair value (i.e., Level 1, 2 and 3). Level 1 inputs are observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the Variable Account has the ability to access at the measurement date. Level 2 inputs are observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 3 inputs are unobservable inputs reflecting the reporting entity’s estimates of the assumptions that market participants would use in pricing the asset or liability. Topic 820 requires that a fair value measurement technique include an adjustment for risks inherent in a particular valuation technique (such as a pricing model) and/or the risks inherent in the inputs to the model, if market participants would also include such an adjustment.

The Variable Account has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into the three level hierarchy described above.  If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

As of December 31, 2012, the inputs used to price the Funds are observable and represent Level 1 assets under the Topic 820 hierarchy levels. There were no Level 2 or 3 investments in the Variable Account during the year ended December 31, 2012. As of December 31, 2012, the Level 1 assets held by the Variable Account was $224 million.  There were no transfers between levels during the period.

4. RELATED PARTY TRANSACTIONS

As of December 31, 2012, MFS, an affiliate of the Sponsor, is the investment advisor to certain of the Funds and charges a management fee at an annual rate ranging from 0.40% to 1.05% of the Funds’ average daily net assets.

MFS does not charge a management fee for Sub-Accounts 111, 112 and 113.

For additional related party transactions, see notes 1 and 5.

5. CONTRACT CHARGES

Mortality and expense risk charges
Charges for mortality and expense risks are based on the value of the Sub-Account and are deducted from the contract’s account value, through the redemption of fund units for the mortality and expense risks assumed by the Sponsor. For the Sun Executive Product this charge is deducted daily over the duration of the policy, and is guaranteed not to exceed an annual rate of 0.60% of the Variable Account assets. For the Single Life (Futurity VUL, Protector VUL, Protector II VUL, Accumulator VUL, Accumulator II VUL, Sun Prime VUL and Sun Protector VUL) and Survivorship Products (Survivorship VUL, Survivorship II VUL and Sun Prime Survivorship VUL) the charge is deducted monthly with the maximum deduction not exceeding an annual rate of 0.75% of the Variable Account assets over a range of five to 15 policy years, depending on the product purchased. Thereafter, the effective annual rates range from 0.10% to 0.20% for the Single Life Products, and 0.20% to 0.36% for the Survivorship Products.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

5. CONTRACT CHARGES (CONTINUED)

Administration charges
An account administration fee (“Account Fee”) is deducted from the participant’s account to reimburse the Sponsor for certain administrative expenses and issuances costs.  For the Sun Executive Product, the monthly expense charge of $5 to $10 is deducted over the duration of the policy, combined with a monthly charge based on the specified face amount of the policy. The monthly charge for the Single Life Products ranges from $8 to $10 for all policy years, combined with a monthly face amount charge for the first 5 to 20 policy years following policy issue, or each specified face amount increase, depending on the product purchased.  For the Futurity Survivorship II Product, the monthly expense charge is deducted for the first 10 policy years, and for the first 10 policy years following the effective date of each specified face amount increase. The charge is based on the specified face amount or increase thereof, times a rate determined by the age, sex and rating class of each insured. For the Sun Prime Survivorship Product, the monthly expense charge is $10 for all policy years, combined with a monthly face amount charge for the first 10 policy years, and for the first 10 policy years following the effective date of each specified face amount increase. The charge is based on the specified face amount or increase thereof, times a rate determined by the age, sex and rating class of each insured.

Sales charges
Certain charges are deducted from the premium before it is allocated by Sub-Account.  For the Sun Executive Product the charge on premiums up to and including Target Premium will not exceed 35% in Policy Year 1, 12% in Policy Years 2-10 and 5% thereafter.  The charge on premium in excess of Target Premium will not exceed 5%.  The current charge for the Single Life Products can range from 5.25% to 15.00% of premium payments, depending on the product and riders purchased. For the Futurity Survivorship and Futurity Survivorship II Product, the charge is 6% of premiums, and is guaranteed not to exceed 8%. For the Sun Prime Survivorship Product, the charge is 18.50% of premiums, and is guaranteed not to exceed 25%.

Charges for Life Insurance Protection
On the monthly anniversary of the contract, the cost of insurance is deducted from each Sub-Account through a redemption of units to cover the anticipated cost of providing life insurance. The charge is based on the length of time a policy has been in force and other factors, including issue age, sex and rating class of the insured, and will not exceed the guaranteed maximum monthly cost of insurance rates based on the applicable Commissioner’s Standard Ordinary Smoker and Nonsmoker Mortality Tables.

Surrender charges
A surrender charge (contingent deferred sales charge) may be deducted to cover certain expenses relating to the sale of the contract if the contract holder requests a full withdrawal prior to reaching the pay-out phase.  The surrender charge is based on certain factors, including the specified face amount, the insured’s age, sex and rating class. For the Futurity Survivorship Product, the surrender charge period will generally end after 15 policy years from the date of policy issue, or 15 policy years from the effective date of each specified face amount increase. For the Single Life Products, depending on the product purchased, the surrender charge can apply to the first 9 to 15 policy years following the date of policy issue, or the respective policy years from the effective date of each specified face amount increase. The Sun Executive Product and Sun Prime Survivorship Product do not currently impose such surrender charges. Surrender charges when deducted are retained by the Sponsor.

Premium Taxes
A deduction, when applicable, is made for premium taxes or similar state or local taxes.  It is currently the policy of the Sponsor to deduct the taxes from the premium payment.

	Purchases	Sales
AL2	$2,800	$13,305
AL4	22,883	81,519
AL3	5,223	2,466
AVB	41,322	35,633
AN2	-	17,977
AN3	191,850	286,071
IVB	11,956	16,627
308	302,225	87,427
301	52,303	71,565
304	921,479	469,714
307	865,455	307,320
306	73,826	79,399
303	472,658	136,702
302	43,020	9,598
305	948,711	1,364,980
300	136,019	58,591
9XX	758,187	773,892
MCC	75,475	109,044
DGO	180,647	110,433
DMC	392,614	303,941
SCV	159,269	205,163
SSC	76,371	586,017
FVB	97,509	71,511
FL1	361,014	160,612
FL6	501,810	580,067
F15	56,085	342,183
F20	74,850	63,440
F30	41,197	186,480
FL8	87,034	212,619
FIS	1,579,097	2,047,079
FL4	2,308,905	2,984,823
FVM	1,009,775	677,591
FL5	5,396,299	5,074,850
FL7	1,291,597	729,495
SGI	587,219	718,052
S17	17,988	4,832
ISC	153,867	88,980
FVS	529,863	713,134
6. INVESTMENT PURCHASES AND SALES

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2012 were as follows:

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

6. INVESTMENT PURCHASES AND SALES (CONTINUED)

	Purchases	Sales
SIC	$800,132	$278,791
FGF	12	16
FMS	960,970	368,056
FTI	470,139	725,893
FTG	130,672	237,433
GS4	12,844	78,880
GS8	3,843	19,281
GS5	36,554	151,457
GS2	8,769	27,556
GS3	233,180	519,071
AI1	20,956	835,752
AAH	86	137,463
AI3	172,513	273,019
AI4	1,350,466	1,159,018
ASC	151	24,860
FFG	833,287	101,758
VKC	78,262	54,207
VLC	203,386	123,800
VKU	238,988	21,194
VGI	148,184	590,670
FFI	136,299	6,845
MBO	164,919	259,185
MCA	129,541	245,071
MBI	236,021	127,065
MTC	274,409	274,509
EGS	2,085	239,952
FFL	488,216	14,148
FFJ	3,938,054	8,297
FFS	534,996	16,532
FFQ	8,536,527	120,679
FFM	4,692,212	9,581
FFO	2,487,336	24,947
MIT	112,757	310,278
MF7	454,031	875,698
EM1	428,177	341,320
GT2	37,058	2,059
GSS	340,024	529,091
MFK	679,436	261,472
HYS	4,637,802	2,477,662
IGS	338,313	195,193
IG1	130,825	494,730
MIS	74,853	417,222
MMS	10,419,486	631,643
NWD	492,941	401,869

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

6. INVESTMENT PURCHASES AND SALES (CONTINUED)

	Purchases	Sales
RI1	$201,377	$25,028
TRS	304,220	816,106
MFJ	49,171	10,808
UTS	268,042	399,738
MFE	202,831	347,026
MVS	330,301	549,239
MV1	579,147	228,660
SCB	838,985	367,663
111	976,205	1,616,300
SC3	438,005	861,278
113	1,003,798	313,442
115	510,787	316,752
SDC	1,065,572	874,078
SGC	971,785	592,241
112	761,469	250,045
117	140,645	27,848
VKM	986,419	328,103
OCF	65,899	103,689
OCA	4,408	2,974
OGG	9,997	2,288
OMG	14,970	9,975
PCR	281,900	179,607
PMB	927,406	768,076
SBJ	42,737	24,806
PRR	709,876	1,065,378
PTR	1,961,015	1,597,853
118	217,517	1,019,077
SBB	46,801	81,447
SCM	49,265	185,740
SC7	1,507,209	5,101,115
116	253,505	699,038
SLC	937,998	2,832,546
SPC	2,097,612	4,904,734
114	3,433,834	7,937,196
SC5	924,812	4,365,545
LCG	111,156	385,923
SC2	1,235,301	4,617,363
SC1	4,620,159	13,345,173
TBC	343,125	647,202
USC	27,795	5,740

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

7. CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the year ended December 31, 2012 were as follows:
			Net Increase (Decrease)
	Units Issued	Units Redeemed1
AL2	(6)	1,028	(1,034)
AL4	2,174	5,871	(3,697)
AL3	-	176	(176)
AVB	3,148	3,057	91
AN2	-	2,552	(2,552)
AN3	17,301	27,853	(10,552)
IVB	1,972	3,132	(1,160)
308	16,300	1,788	14,512
301	3,782	5,795	(2,013)
304	33,125	2,151	30,974
307	40,542	1,770	38,772
306	5,776	6,732	(956)
303	24,267	1,929	22,338
302	3,021	897	2,124
305	5,882	37,733	(31,851)
300	8,556	3,430	5,126
9XX	20,573	25,253	(4,680)
MCC	8,646	12,999	(4,353)
DGO	3,571	2,377	1,194
DMC	22,055	17,619	4,436
SCV	7,418	11,176	(3,758)
SSC	3,182	28,111	(24,929)
FVB	5,953	5,152	801
FL1	35,703	16,404	19,299
FL6	19,218	27,801	(8,583)
F15	5,022	30,886	(25,864)
F20	6,544	6,140	404
F30	3,943	18,635	(14,692)
FL8	6,357	18,531	(12,174)
FIS	60,719	136,522	(75,803)
FL4	86,948	179,765	(92,817)
FVM	29,246	10,325	18,921
FL5	275,193	249,580	25,613
FL7	83,454	50,704	32,750
SGI	30,512	51,290	(20,778)
S17	984	338	646
ISC	6,532	4,261	2,271
FVS	13,886	31,179	(17,293)
SIC	37,554	6,471	31,083
FGF	2	3	(1)
FMS	69,797	7,273	62,524
FTI	17,713	36,888	(19,175)

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

7. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units	Units	Net Increase (Decrease)
	Issued	Redeemed1
FTG	5,950	13,335	(7,385)
GS4	399	6,182	(5,783)
GS8	-	1,096	(1,096)
GS5	2,544	15,364	(12,820)
GS2	408	1,466	(1,058)
GS3	14,321	43,864	(29,543)
AI1	1,883	87,035	(85,152)
AAH	-	14,642	(14,642)
AI3	4,914	14,145	(9,231)
AI4	365,147	324,662	40,485
ASC	-	2,169	(2,169)
FFG	82,831	10,082	72,749
VKC	2,079	631	1,448
VLC	11,950	4,331	7,619
VKU	16,561	1,259	15,302
VGI	4,545	34,409	(29,864)
FFI	13,076	239	12,837
MBO	6,579	18,201	(11,622)
MCA	5,020	17,595	(12,575)
MBI	24,073	11,495	12,578
MTC	53,733	53,970	(237)
EGS	-	20,022	(20,022)
FFL	48,280	1,297	46,983
FFJ	387,262	1,094	386,168
FFS	51,673	207	51,466
FFQ	845,132	5,225	839,907
FFM	460,938	1,632	459,306
FFO	240,965	1,081	239,884
MIT	6,668	23,966	(17,298)
MF7	6,572	39,462	(32,890)
EM1	54,650	53,348	1,302
GT2	3,456	181	3,275
GSS	7,912	26,467	(18,555)
MFK	35,329	4,362	30,967
HYS	236,380	57,337	179,043
IGS	12,039	1,727	10,312
IG1	7,503	33,472	(25,969)
MIS	9,056	41,234	(32,178)
MMS	913,738	(65,103)	978,841
NWD	7,890	13,960	(6,070)
RI1	23,485	1,804	21,681
TRS	8,177	42,048	(33,871)
MFJ	4,148	889	3,259
UTS	4,162	12,999	(8,837)
MFE	4,561	20,684	(16,123)
MVS	6,594	29,961	(23,367)
MV1	39,056	14,190	24,866

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

7. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units Issued	Units Redeemed1	Net Increase (Decrease)
SCB	46,907	20,099	26,808
111	25,182	96,192	(71,010)
SC3	29,074	71,576	(42,502)
113	50,856	13,586	37,270
115	13,877	10,042	3,835
SDC	86,998	76,774	10,224
SGC	23,786	39,895	(16,109)
112	47,246	19,953	27,293
117	8,373	1,251	7,122
VKM	31,155	1,590	29,565
OCF	4,361	7,375	(3,014)
OCA	609	440	169
OGG	904	259	645
OMG	1,418	1,002	416
PCR	12,928	6,156	6,772
PMB	36,193	22,435	13,758
SBJ	1,868	365	1,503
PRR	13,089	40,877	(27,788)
PTR	16,194	18,249	(2,055)
118	1,785	79,764	(77,979)
SBB	4,026	7,692	(3,666)
SCM	470	11,898	(11,428)
SC7	18,686	371,820	(353,134)
116	3,745	37,238	(33,493)
SLC	18,251	289,792	(271,541)
SPC	10,006	233,773	(223,767)
114	48,231	411,193	(362,962)
SC5	10,081	235,755	(225,674)
LCG	2,329	35,478	(33,149)
SC2	10,378	233,390	(223,012)
SC1	257,588	1,067,192	(809,604)
TBC	15,811	34,258	(18,447)
USC	1,812	484	1,328

1 Loan proceeds and (repayments) are reflected in units redeemed.  See note 2 for more information on contract loans.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

7. CHANGES IN UNITS OUTSTANDING (CONTINUED)

The changes in units outstanding for the year ended December 31, 2011 were as follows:

			Net Increase (Decrease)
	Units Issued	Units Redeemed1
AL2	-	1,111	(1,111)
AL4	4,380	9,822	(5,442)
AL3	-	200	(200)
AVB	3,091	1,701	1,390
AN2	1	2,328	(2,327)
AN3	22,763	57,180	(34,417)
IVB	4,167	2,626	1,541
308	12,807	1,351	11,456
301	13,818	1,531	12,287
304	14,394	906	13,488
307	5,244	2,331	2,913
306	14,737	2,016	12,721
303	21,433	5,627	15,806
302	4,309	530	3,779
305	38,806	2,531	36,275
300	38,378	5,763	32,615
9XX	72,045	18,313	53,732
MCC	33,536	7,347	26,189
DGO	3,097	6,479	(3,382)
DMC	15,704	44,073	(28,369)
SCV	9,609	22,259	(12,650)
SSC	5,161	79,784	(74,623)
FVB	6,795	1,095	5,700
FL1	75,236	12,360	62,876
FL6	22,477	78,504	(56,027)
F15	5,922	2,124	3,798
F20	8,039	2,545	5,494
F30	3,696	3,088	608
FL8	12,637	22,883	(10,246)
FIS	233,531	28,283	205,248
FL4	106,292	237,937	(131,645)
FVM	49,619	16,480	33,139
FL5	213,831	299,148	(85,317)
FL7	50,036	115,548	(65,512)
SGI	48,237	10,154	38,083
S17	1,952	551	1,401
ISC	22,749	2,621	20,128
FVS	41,792	6,966	34,826
SIC	45,385	5,052	40,333
FMS	36,844	23,661	13,183
FTI	47,861	27,186	20,675
FTG	12,427	7,410	5,017
GS4	550	799	(249)
GS8	1	3,788	(3,787)

7. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units Issued	Units Redeemed1	Net Increase (Decrease)
GS5	2,645	15,817	(13,172)
GS2	590	2,960	(2,370)
GS3	18,942	54,166	(35,224)
AI1	6,940	68,941	(62,001)
AAH	15,014	372	14,642
AI3	6,768	13,688	(6,920)
AI4	17,501	55,215	(37,714)
ASC	-	5,845	(5,845)
VKC	10,338	4,337	6,001
VLC	37,743	2,405	35,338
VKU	21,001	1,409	19,592
VGI	44,085	4,470	39,615
MBO	24,677	7,754	16,923
MCA	14,309	7,251	7,058
MBI	35,995	11,058	24,937
MTC	39,679	10,423	29,256
EGS	-	6,406	(6,406)
MIT	10,071	25,310	(15,239)
MF7	58,884	3,235	55,649
EM1	60,333	11,454	48,879
GSS	9,311	77,060	(67,749)
MFK	48,227	3,251	44,976
HYS	39,534	44,620	(5,086)
IGS	10,486	1,716	8,770
IG1	15,930	3,296	12,634
MIS	12,645	31,558	(18,913)
NWD	37,065	15,027	22,038
RI1	2,766	585	2,181
TRS	815	30,672	(29,857)
MFJ	6,715	935	5,780
UTS	8,840	12,861	(4,021)
MFE	37,837	2,979	34,858
MVS	7,892	31,075	(23,183)
MV1	97,777	10,323	87,454
SCB	63,411	44,634	18,777
111	70,743	38,435	32,308
SC3	101,808	72,183	29,625
113	52,189	11,172	41,017
115	54,435	7,375	47,060
SDC	111,133	105,201	5,932
SGC	65,007	60,940	4,067
112	61,013	13,984	47,029
117	12,508	748	11,760
VKM	7,572	964	6,608
OCF	4,990	4,658	332
OCA	538	6,397	(5,859)
OGG	3,899	268	3,631

7. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units Issued	Units Redeemed1	Net Increase (Decrease)
OMG	1,678	831	847
PCR	18,697	4,937	13,760
PMB	65,686	46,404	19,282
SBJ	4,030	77	3,953
PRR	72,663	22,602	50,061
PTR	114,426	68,894	45,532
118	27,313	1,787	25,526
SBB	3,704	38	3,666
SCM	601	15,940	(15,339)
SC7	112,371	106,017	6,354
116	31,829	3,223	28,606
SLC	20,359	36,843	(16,484)
SPC	26,102	30,698	(4,596)
114	182,597	28,589	154,008
SC5	(16,335)	(23,806)	7,471
LCG	9,575	5,730	3,845
SC2	11,744	50,312	(38,568)
SC1	857,199	707,014	150,185
TBC	40,982	29,274	11,708
USC	2,279	449	1,830

8. TAX DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Code, a variable life contract, other than a pension plan contract, is not treated as a life contract for federal tax purposes for any period in which the investments of the segregated asset account on which the contract is based are not adequately diversified.  The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.  The Sponsor believes that the Variable Account satisfies the current requirements of the regulations, and it intends that the Variable Account will continue to meet such requirements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

9. FINANCIAL HIGHLIGHTS

The summary of units outstanding, unit value (some of which may be rounded), net assets, investment income ratios, expense ratios (excluding expenses of the underlying mutual funds) and the total return, for each of the five years in the period ended December 31, is as follows:
	At December 31					For the year ended December 31
						Investment
		Unit Value			Net	Income	Total Return
	Units	lowest to highest			Assets	Ratio1	lowest to highest2
AL2
2012	7,190	$10.5638	to	$13.5586	$ 80,798	3.29%	11.78%	to	12.34%
2011	8,224	9.4503	to	12.0932	83,990	1.71	5.91	to	6.51
2010	9,335	8.9170	to	11.4186	90,830	1.38	11.62	to	12.27
2009	14,249	7.9823	to	10.2303	124,190	2.56	31.40	to	32.17
2008	16,534	6.0694	to	7.7854	109,864	2.10	(39.82)	to	(39.47)
AL4
2012	37,404	16.1179			602,934	-	16.21
2011	41,101	13.8697			570,109	0.34	(8.27)
2010	46,543	15.1209			703,828	-	19.38
2009	40,214	12.6660			509,393	-	51.70
2008	32,237	8.3491			269,149	0.17	(58.36)
AL3
2012	1,853	12.0650	to	17.7359	24,053	-	11.94	to	12.50
2011	2,029	10.7782	to	15.7653	23,646	-	(3.73)	to	(3.18)
2010	2,229	11.1881	to	16.2836	27,023	-	24.56	to	25.29
2009	7,746	8.9741	to	12.9964	88,656	-	44.66	to	45.51
2008	8,945	6.1983	to	8.9318	71,178	-	(46.91)	to	(46.60)
AVB
2012	18,791	13.4400	to	13.7269	257,872	1.95	12.81	to	13.38
2011	18,700	11.9139	to	12.1075	226,362	2.10	(3.54)	to	(3.06)
2010	17,310	12.3508	to	12.4892	216,133	2.37	9.75	to	24.89
2009	13,643	11.2538	to	11.3233	154,457	0.01	12.54	to	13.23
AN2
2012	9,516	7.4946			71,318	-	13.24
2011	12,068	6.6183			79,875	0.34	(23.41)
2010	14,395	8.6410			124,392	2.08	18.58
2009	17,597	7.2870			128,238	-	53.14
2008	19,728	4.7584			93,876	-	(47.46)
AN3
2012	217,233	13.2447			2,875,774	1.34	17.24
2011	227,785	11.2967			2,572,000	1.10	6.07
2010	262,202	10.6502			2,791,330	-	12.80
2009	272,847	9.4418			2,574,972	3.58	20.35
2008	285,829	7.8453			2,242,424	1.75	(40.69)

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

9. FINANCIAL HIGHLIGHTS (CONTINUED)
	At December 31			For the year ended December 31
				Investment
			Net	Income	Total Return
	Units	Unit Value	Assets	Ratio1	lowest to highest2
IVB
2012	13,450	$5.7525	$ 77,370	1.39%	14.19%
2011	14,610	5.0375	73,592	4.14	(19.44)
2010	13,069	6.2528	81,707	2.79	4.30
2009	13,687	5.9951	82,050	1.20	34.36
2008	12,457	4.4620	55,584	0.12	(53.28)	to	(46.24)
308
2012	55,324	14.0272	776,042	2.15	13.88
2011	40,812	12.3172	502,701	2.05	(0.90)
2010	29,356	12.4293	364,887	2.14	12.33
2009	556	11.0654	6,146	3.65	10.65
301
2012	20,163	13.0561	263,249	2.40	5.37
2011	22,176	12.3903	274,770	3.89	6.10
2010	9,889	11.6776	115,486	3.88	6.44
2009	1,326	10.9707	14,542	5.71	9.71
304
2012	56,847	15.7574	895,751	1.05	22.56
2011	25,873	12.8566	332,645	1.68	(8.89)
2010	12,385	14.1104	174,760	1.79	11.75
2009	58	12.6273	729	2.42	26.27
307
2012	53,392	15.4184	823,214	3.27	17.56
2011	14,620	13.1158	191,750	2.48	(4.85)
2010	11,707	13.7846	161,376	3.40	11.78
2009	1,676	12.3316	20,672	8.27	23.32
306
2012	31,321	14.8857	466,235	1.32	18.18
2011	32,277	12.5960	406,558	1.39	(19.14)
2010	19,556	15.5782	304,652	2.05	22.41
2009	4,455	12.7259	56,695	0.34	27.26
303		14.8857	466,235
2012	56,236	15.6823	881,914	0.93	17.89
2011	33,898	13.3024	450,924	0.68	(4.28)
2010	18,092	13.8967	251,423	0.95	18.68
2009	8,866	11.7094	103,806	1.45	17.09

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31					For the year ended December 31
						Investment
		Unit Value			Net	Income	Total Return
	Units	lowest to highest			Assets	Ratio1	lowest to highest2
302
2012	22,716	$14.5477			$330,436	1.69%	17.48%
2011	20,592	12.3829			254,954	1.68	(1.83)
2010	16,813	12.6137			212,067	2.32	11.43
2009	2,117	11.3203			23,960	5.64	13.20
305
2012	49,048	16.1794			793,572	5.72	13.70
2011	80,899	14.2296			1,151,165	10.50	1.92
2010	44,624	13.9616			623,022	13.07	15.07
2009	14,322	12.1330			173,779	9.82	21.33
300
2012	76,101	13.8906			1,057,079	1.58	17.91
2011	70,975	11.7810			836,168	2.16	(13.96)
2010	38,360	13.6930			525,259	3.11	7.23
2009	4,108	12.7694			52,457	2.25	43.07
2008	1,967	8.9252			17,559	7.63	10.66
9XX
2012	221,922	13.4486	to	13.7356	3,047,656	1.47	9.42	to	9.97
2011	226,602	12.2592	to	12.4907	2,829,884	2.53	(4.18)	to	(3.64)
2010	172,870	12.7945	to	12.9626	2,240,625	1.96	9.12	to	28.19
2009	34,581	11.7250	to	11.8099	408,326	2.84	18.10	to	20.92
2008	361	9.7535	to	9.7669	3,524	1.79	5.67	to	7.97
MCC
2012	58,467	7.9287			463,554	-	11.12
2011	62,820	7.1351			448,220	-	(12.11)
2010	36,631	8.1186			297,396	-	17.12
2009	22,760	6.9316			157,767	-	26.80
2008	7,261	5.4666			39,695	-	(40.25)	to	(6.17)
DGO
2012	29,922	23.6262			706,950	0.23	11.02
2011	28,728	21.2807			611,341	1.05	8.13
2010	32,110	19.6807			631,929	-	36.32
2009	41,016	14.4372			592,145	-	45.41
2008	21,467	9.9289			213,145	-	(40.55)

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31					For the year ended December 31
						Investment
		Unit Value			Net	Income	Total Return
	Units	lowest to highest			Assets	Ratio1	lowest to highest2
DMC
2012	182,422	$17.0096	to	$17.7939	$ 3,241,141	0.45%	19.08%	to	19.67%
2011	177,986	14.2417	to	14.8685	2,642,220	0.51	(0.17)	to	0.39
2010	206,355	14.2662	to	14.8101	3,050,528	0.98	26.36	to	27.10
2009	216,472	11.2904	to	11.6526	2,517,864	1.41	34.72	to	35.51
2008	232,360	8.3806	to	8.5992	1,994,538	0.94	(40.77)	to	(40.42)
SCV
2012	118,673	19.6769			2,327,519	1.13	13.77
2011	122,431	17.2961			2,110,881	1.08	(6.08)
2010	135,081	18.4156			2,480,292	1.27	23.07
2009	145,012	14.9638			2,163,984	2.05	29.70
2008	164,139	11.5368			1,893,647	1.64	(33.42)
SSC
2012	138,385	11.1760	to	25.1030	3,123,933	0.64	15.88
2011	163,314	9.6446	to	21.6633	3,183,197	0.59	(4.58)
2010	237,937	10.1071	to	22.7021	4,661,978	0.60	1.07	to	26.11
2009	226,705	8.0147	to	18.0024	3,687,150	1.57	(19.85)	to	26.27
2008	218,757	6.3473	to	14.2570	2,930,274	1.29	(34.33)	to	(28.11)
FVB
2012	15,506	15.6138	to	15.9471	246,884	1.52	14.25	to	14.82
2011	14,705	13.6666	to	13.8888	203,967	1.69	(7.49)	to	(3.83) (3.83)%
2010	9,005	14.2812	to	14.4412	129,852	1.62	17.17	to	17.76
2009	7,528	12.1884	to	12.2637	92,255	3.10	22.64	to	38.32
2008	749	8.8556	to	8.8661	6,636	1.12	3.28	to	5.36
FL1
2012	176,255	10.0737			1,775,553	1.17	16.14
2011	156,956	8.6738			1,361,445	0.93	(2.78)
2010	94,080	8.9222			839,443	1.54	16.93
2009	44,287	7.6306			337,981	2.08	35.47
2008	8,754	5.6328			49,310	1.40	(39.34)	to	(39.00)
FL6
2012	354,783	19.7174			6,964,007	1.27	16.31
2011	363,366	16.9527			6,133,063	0.89	(2.64)
2010	419,393	17.4119			7,274,453	1.12	17.11
2009	438,267	14.8682			6,492,311	1.26	35.66
2008	514,253	10.9595			5,635,977	0.94	(42.61)
F15
2012	4,174	11.2574			46,994	0.26%	11.90%
2011	30,038	10.0599			302,185	1.99	(0.52)
2010	26,240	10.1121			265,345	2.26	12.79
2009	21,535	9.6972			193,076	4.34	(10.34)
		At December 31		For the year ended December 31
				Investment
			Net	Income	Total Return
	Units	Unit Value	Assets	Ratio1	lowest to highest2
F20
2012	22,499	$10.8286	$243,629	1.82%	13.07%
2011	22,095	9.5768	211,595	2.47	(1.24)
2010	16,601	9.6972	160,980	2.71	14.33
2009	11,047	8.4819	93,695	4.92	28.55
2008	4,652	6.5983	30,694	7.93	(29.35)	to	(14.69)
F30
2012	8,464	10.2649	86,882	0.76	15.18
2011	23,156	8.9119	206,362	1.89	(2.83)
2010	22,548	9.1714	206,801	2.22	15.89
2009	16,583	7.9139	131,235	2.24	(20.86)	to	31.18
2008	11,181	6.0329	67,457	4.50	(25.20)	to	(9.69)
FL8
2012	172,629	11.0992	1,920,424	0.49	14.54
2011	184,803	9.6898	1,794,597	0.25	0.14
2010	195,049	9.6762	1,891,211	0.17	24.06
2009	219,951	7.7999	1,718,714	0.32	28.15
2008	259,518	6.0866	1,579,581	0.75	(47.23)
FIS
2012	827,054	10.4656	8,655,616	1.91	15.63
2011	902,857	9.0508	8,171,586	1.94	1.78
2010	697,609	8.8922	6,203,239	2.83	14.73
2009	134,563	7.7507	1,042,911	3.12	(22.49)	to	26.30
2008	78,300	6.1367	480,503	3.30	(27.99)	to	(26.26)
FL4
2012	968,769	13.3472	12,861,805	2.15	15.81
2011	1,061,586	11.5253	12,175,961	1.75	1.93
2010	1,193,231	11.3072	13,434,002	1.92	14.91
2009	1,254,971	9.8400	12,298,049	2.62	26.48
2008	1,168,094	7.7796	9,087,324	2.16	(37.07)
FVM
2012	152,632	10.7485	1,640,565	0.43	14.56
2011	133,711	9.3822	1,254,502	0.03	(10.85)
2010	100,572	10.5243	1,058,455	0.19	28.57
2009	26,624	8.1856	217,937	0.60	39.75
2008	13,697	5.8573	80,225	0.59	(38.21)	to	1.45
FL5
2012	616,375	12.4300	7,653,144	0.04	0.04
2011	590,762	12.4248	7,331,695	0.03	0.03
2010	676,079	12.4214	8,389,376	0.08	0.14
2009	786,330	12.4036	9,744,873	0.63	0.62
2008	818,161	12.3273	10,085,719	2.87	2.92

9. FINANCIAL HIGHLIGHTS (CONTINUED)

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

9. FINANCIAL HIGHLIGHTS (CONTINUED)
	At December 31					For the year ended December 31
						Investment
		Unit Value			Net	Income	Total Return
	Units	lowest to highest			Assets	Ratio1	lowest to highest2
FL7
2012	522,183	$13.7952			$7,198,531	2.05%	20.54%
2011	489,433	11.4445			5,597,048	1.24	(17.23)
2010	554,945	13.8263			7,667,704	1.37	12.99
2009	552,943	12.2366			6,761,509	2.15	26.44
2008	543,229	9.6779			5,257,309	2.98	(43.86)
SGI
2012	139,980	12.1877			1,706,028	0.73	14.83
2011	160,758	10.6137			1,706,247	1.31	(6.29)
2010	122,675	11.3266			1,389,509	2.80	19.17
2009	32,107	9.5047			305,187	0.81	20.25
2008	11,590	7.9038			91,602	2.05	(20.54)	to	7.56
S17
2012	11,479	14.4455			165,824	2.69	15.33
2011	10,833	12.5251			135,680	0.01	(1.54)
2010	9,432	12.5563	to	12.7212	119,953	2.60	9.61	to	27.21
2009	7,704	11.4552	to	11.5381	88,885	7.03	14.55	to	30.25
2008	-	8.8584			-	9.01	5.67
ISC
2012	52,927	12.1842			644,870	6.70	12.65
2011	50,656	10.8157			547,877	5.57	2.38
2010	30,528	10.5639			322,495	5.84	12.67
2009	6,230	9.3758			58,414	8.34	(6.24)	to	35.59
2008	3,457	6.9146			23,906	5.26	(29.66)
FVS
2012	109,439	12.2382			1,339,337	0.67	18.39
2011	126,732	10.3374			1,310,096	0.68	(3.76)
2010	91,906	10.7413			987,208	0.87	28.22
2009	37,465	8.3771			313,866	1.66	29.16
2008	33,311	6.4860			216,052	0.38	(33.02)	to	(32.80)
SIC
2012	111,574	14.2391			1,588,700	7.65	12.75
2011	80,491	12.6286			1,016,482	5.87	2.57
2010	40,158	12.3117			494,415	4.27	10.91
2009	2,648	11.1002			29,386	5.29	11.00	to	25.75
2008	21	8.8273			183	-	-
FGF
2012	3	12.7954 3 12.7954			44	2.55	1.89
2011	4	12.5585			48	3.92	5.68
2010	4	11.8835			51	3.60	5.28
2009	5	11.2872			55	3.80	3.09
2008	5	10.9484			51	-	5.01

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

9. FINANCIAL HIGHLIGHTS (CONTINUED)
	At December 31						For the year ended December 31
							Investment
		Unit Value			Net		Income	Total Return
	Units	lowest to highest			Assets		Ratio1	lowest to highest2
FMS
2012	166,962	$9.7106			$ 1,621,306		2.28%	14.24%
2011	104,438	8.4999			887,718	8.4999	2.60	(1.04)
2010	91,255	8.5894			783,823	8.5894	1.62	11.19
2009	49,917	7.7247			385,592	7.7247	1.85	26.05
2008	40,432	6.1284			247,779	6.1284	0.08	(28.46)	to	4.25
FTI
2012	242,004	23.7658 to 23.7658			5,740,658		3.00	18.23
2011	261,179	20.1009 to 20.1009			5,240,816		1.74	(10.63)
2010	240,504	22.4927 to 22.4927			5,399,375		1.90	8.41
2009	254,053	20.7486 to 20.7486			5,261,668		3.23	37.04
2008	266,601	15.1403 to 15.1403			4,036,407		2.32	(40.38)
FTG
2012	83,265	13.3587	to	20.2291	1,678,797		2.06	20.46	to	21.07
2011	90,650	11.0608	to	16.7091	1,510,562		1.27	(14.64)	to	(6.97)
2010	85,633	11.9804	to	17.9619	1,534,051		1.38	6.86	to	7.39
2009	90,397	11.2113	to	16.7253	1,508,570		3.21	12.11	to	31.10
2008	92,701	8.6044	to	12.7573	1,182,499		1.83	1.61
GS4
2012	13,806	12.9316	to	13.6081	182,171		1.36	18.53	to	18.89
2011	19,589	10.8769	to	11.4803	219,262		1.19	(7.58)	to	(7.51)
2010	19,838	11.7685	to	12.4128	240,204		0.84	10.55	to	10.64
2009	19,022	10.6454	to	11.2187	207,559		1.46	17.63	to	17.73
2008	31,950	9.0499	to	9.5292	296,626		1.62	(34.90)	to	(34.85)
GS8
2012	17,891	18.1028	to	18.9374	337,561		1.19	17.88	to	18.47
2011	18,987	15.3115	to	15.9853	302,416		0.70	(6.90)	to	(6.38)
2010	22,774	16.4470	to	17.0738	387,522		0.68	24.27	to	25.00
2009	26,778	13.2345	to	13.6591	364,473		1.68	32.38	to	33.15
2008	39,338	9.9976	to	10.2582	399,609		0.86	(37.42)	to	(37.05)

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

9. FINANCIAL HIGHLIGHTS (CONTINUED)
	At December 31					For the year ended December 31
						Investment
		Unit Value			Net	Income	Total Return
	Units	lowest to highest			Assets	Ratio1	lowest to highest2
GS5
2012	35,717	$9.8956	to	$11.4033	$378,658	1.83%	20.63%	to	20.99%
2011	48,537	8.2033	to	9.4249	419,753	2.99	(15.53)	to	(15.47)
2010	61,709	9.7046	to	11.1574	636,285	1.53	9.72	to	9.81
2009	67,408	8.8373	to	10.1689	634,451	1.68	27.94	to	28.05
2008	94,587	6.9016	to	7.9484	707,392	2.96	(46.27)	to	(46.23)
GS2
2012	10,121	19.7114	to	20.1697	201,990	1.16	12.27	to	12.60
2011	11,179	17.5575	to	17.9120	198,464	0.73	0.11	to	0.17
2010	13,549	17.5269	to	17.8929	240,185	0.56	29.36	to	29.47
2009	15,260	13.5372	to	13.8317	209,035	1.08	26.93	to	27.04
2008	20,846	10.6559	to	10.8970	224,991	0.67	(34.41)	to	(34.35)
GS3
2012	262,963	11.0388	to	12.3481	3,197,551	1.80	13.89	to	14.46
2011	292,506	9.6928	to	10.7884	3,111,086	1.71	3.46	to	4.05
2010	327,730	9.3624	to	10.3689	3,340,788	1.53	12.19	to	12.84
2009	341,643	8.3384	to	9.1889	3,088,790	2.02	20.44	to	21.15
2008	398,331	6.9174	to	7.5850	2,951,756	1.77	(37.37)	to	(37.00)
AI1
2012	-	- to -			-	-	15.17	to	15.36
2011	85,152	6.7917	to	8.4665	706,098	0.15	(8.43)	to	(7.91)
2010	147,153	7.4119	to	9.2459	1,335,427	0.78	14.82	to	15.49
2009	181,051	6.4500	to	8.0528	1,414,000	0.62	20.37	to	21.08
2008	215,953	5.3537	to	6.6898	1,390,983	-	(42.83)	to	(42.49)
AAH
2012	-	- to -			-	-	13.57 to 13.57
2011	14,642	8.2341 to 8.2341			120,564	-	(17.66) to (17.66)
AI3
2012	81,549	10.9407	to	13.8668	943,216	0.87	13.31	to	13.88
2011	90,780	9.6071	to	12.1764	926,916	0.94	(0.63)	to	(0.06)
2010	97,700	9.6131	to	12.1841	1,011,712	0.97	8.92	to	9.56
2009	108,278	8.7747	to	11.1214	1,038,205	1.85	(12.25)	to	28.30
2008	117,454	6.8393	to	8.6685	898,682	2.50	(30.55)	to	(1.23)
AI4
2012	515,904	9.3725	to	19.4810	7,424,887	1.52	14.96	to	15.53
2011	475,419	8.1125	to	16.8620	6,342,206	1.59	(7.27)	to	(6.74)
2010	513,133	8.6989	to	18.0808	7,685,763	2.32	12.21	to	12.86
2009	536,272	7.7075	to	16.0202	7,145,969	1.49	34.45	to	35.24
2008	561,397	5.6990	to	11.8456	5,823,084	0.59	(40.73)	to	(32.10)
ASC
2012	13,079	11.8400			154,861	-	13.89
2011	15,248	10.3956			158,522	-	(0.73)
2010	21,093	10.4716			220,879	-	28.54
2009	24,263	8.1467			200,682	0.17	21.29
2008	28,622	6.7168			192,246	-	(31.31)

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

9. FINANCIAL HIGHLIGHTS (CONTINUED)
	At December 31					For the year ended December 31
						Investment
		Unit Value			Net	Income	Total Return
	Units	lowest to highest			Assets	Ratio1	lowest to highest2
FFG
2012	72,749	$9.7275	to	$9.7606	$709,587	-%	(2.83)%	to	(2.50)%
VKC
2012	12,597	15.6551	to	15.9893	201,137	0.64	16.49	to	17.08
2011	11,149	13.4388	to	13.6573	152,058	0.80	0.33	to	0.83
2010	5,148	13.3952	to	13.5453	69,355	0.64	21.57	to	35.45
2009	2,614	11.0182	to	11.0863	28,882	0.36	10.86	to	38.47
2008	111	7.9572 to 7.9572			885	-	(3.97) to
VLC
2012	69,969	10.6482			745,043	1.57	18.92
2011	62,350	8.9538			558,269	1.14	(2.11)
2010	27,012	9.1465			247,070	0.02	15.70
2009	19,098	7.9057			150,981	6.15	(20.94)	to	28.41
2008	100	6.1568			617	-	(26.34)
VKU
2012	38,227	14.0226	to	14.0842	537,498	1.82	12.39
2011	22,925	12.4770	to	12.5317	286,576	0.95	(1.30)	to	25.32
2010	3,333	12.6413	to	12.6968	42,321	2.08	12.03	to	26.97
2009	1,794	11.3333 to 11.3333			20,329	-	13.33
VGI
2012	79,082	16.3009			1,287,760	1.58	14.63
2011	108,946	14.2200			1,548,033	1.42	(2.01)
2010	69,331	14.5115			1,004,889	0.10	12.51
2009	69,574	12.8977			895,999	4.08	24.37
2008	60,531	10.3707			627,746	2.04	(32.03)
FFI
2012	12,837	9.8771			126,795	-	(1.72)
MBO
2012	55,805	10.0550			561,124	0.72	17.29
2011	67,427	8.5728			578,041	0.35	(4.11)
2010	50,504	8.9405			451,527	0.74	9.27
2009	33,125	8.1817			271,021	0.66	24.58
2008	13,111	6.5674			86,107	0.04	(35.63)
MCA
2012	39,139	12.1622			476,016	0.29	17.43
2011	51,714	10.3568			535,607	-	(7.22)
2010	44,656	11.1630			498,518	0.19	27.00
2009	28,284	8.7895			248,616	0.05	48.61
2008	14,931	5.9146			88,312	-	(39.15)

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31					For the year ended December 31
						Investment
		Unit Value			Net	Income	Total Return
	Units	lowest to highest			Assets	Ratio1	lowest to highest2

MBI
2012	102,187	$8.1766			$ 835,548	2.22%	20.68%
2011	89,609	6.7754			607,135	3.67	(13.56)
2010	64,672	7.8383			506,914	4.44	4.61
2009	37,634	7.4931			281,990	3.70	25.28
2008	18,575	5.9811			111,098	10.34	(39.84)
MTC
2012	80,771	10.5763			854,260	0.05	19.31
2011	81,008	8.8642			718,073	-	(0.80)
2010	51,752	8.9358			462,446	0.34	23.06
2009	34,068	7.2611			247,366	0.56	37.40
2008	17,816	5.2845			94,145	0.02	(48.97)
EGS
2012	-	- to -			-	0.05	13.68	to	14.04
2011	20,022	7.3965	to	10.9284	208,270	0.15	(1.01)	to	(0.45)
2010	26,428	7.4671	to	10.9780	279,891	0.09	15.14	to	15.81
2009	29,997	6.4798	to	9.4973	274,202	0.28	36.93	to	37.74
2008	34,499	4.7281	to	6.9357	230,099	0.24	(37.70)	to	(37.33)
FFL
2012	46,983	10.1336	to	10.3556	483,092	-	1.34	to	2.52
FFJ
2012	386,168	10.2022	to	10.4293	4,009,249	-	1.99	to	2.02
FFS
2012	51,466	10.3694	to	10.6001	537,895	-	3.66	to	3.69
FFQ
2012	839,907	10.0000	to	10.0372	8,415,860	-	(0.03)	to	0.00
FFM
2012	459,306	10.1204	to	10.3261	4,739,342	-	1.20

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31					For the year ended December 31
						Investment
		Unit Value			Net	Income	Total Return
	Units	lowest to highest			Assets	Ratio1	lowest to highest2
FFO
2012	239,884	$10.0629	to	$10.3374	$ 2,478,021	-%	0.63% 239,884
MIT
2012	93,890	12.6441	to	13.7069	1,252,593	1.66	14.80	to	15.37
2011	111,188	10.9812	to	11.8804	1,283,901	1.89	1.40	to	1.97
2010	126,427	10.8299	to	11.6506	1,428,524	1.81	15.79	to	16.46
2009	127,111	9.3535	to	10.0037	1,233,549	2.23	24.53	to	25.26
2008	166,813	7.5110	to	7.9865	1,300,722	1.51	(35.33)	to	(34.95)
MF7
2012	48,031	14.8628			713,874	4.65	11.00
2011	80,921	13.3896			1,083,504	3.97	6.30
2010	25,272	12.5956			318,313	3.28	10.67
2009	2,540	11.3812			28,911	2.67	13.81	to	27.66
2008	757	8.9152			6,747	-	1.46	to	3.43
EM1
2012	205,460	8.6740			1,782,175	0.88	18.60
2011	204,158	7.3135			1,493,151	0.36	(18.72)
2010	155,279	8.9983			1,397,278	0.68	23.47
2009	103,123	7.2881			751,594	1.75	68.13
2008	54,247	4.3349			235,156	0.03	(55.47)	to	(50.79)
GT2
2012	3,275	11.0831			36,294	1.96	5.95	to	8.65
GSS
2012	190,277	18.1437	to	19.3530	3,463,836	3.17	2.02	to	2.53
2011	208,832	17.6963	to	18.9136	3,709,448	3.51	6.79	to	7.40
2010	276,581	16.4771	to	17.7103	4,588,328	3.53	4.14	to	4.75
2009	309,497	15.7297	to	17.0060	4,899,415	5.04	3.89	to	4.49
2008	343,412	15.0533	to	16.3700	5,206,939	5.24	7.91	to	8.55
MFK
2012	91,448	12.3633			1,130,606	3.16	2.27
2011	60,481	12.0889			731,160	4.40	7.11
2010	15,505	11.2864			174,994	2.54	4.49
2009	5,383	10.8010			58,143	4.93	8.01

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31					For the year ended December 31
						Investment
		Unit Value			Net	Income	Total Return
	Units	lowest to highest			Assets	Ratio1	lowest to highest2
HYS
2012	431,721	$10.0666	to	$22.2721	$ 7,378,891	5.20%	0.67%	to	14.91%
2011	252,678	17.9290	to	19.3827	4,875,753	5.80	3.55	to	4.13
2010	257,764	17.3030	to	18.6131	4,778,452	7.65	14.86	to	15.53
2009	159,208	15.0516	to	16.1108	2,548,049	9.45	49.48	to	50.36
2008	165,713	10.0606	to	10.7151	1,764,149	9.08	(30.07)	to	(29.66)
IGS
2012	54,483	15.1187	to	15.4414	841,034	1.04	19.30	to	19.90
2011	44,171	12.6403	to	12.8791	568,701	0.95	(11.40)	to	(10.89)
2010	35,401	14.2663	to	14.4537	511,122	0.73	15.16	to	42.93
2009	18,986	12.5510			238,299	0.62	25.51
IG1
2012	28,397	15.2681			433,569	0.56	19.54
2011	54,366	12.7724			694,375	0.92	(11.11)
2010	41,732	14.3691			599,657	0.16	14.86	to	43.69
2009	3,223	12.5096			40,322	0.05	25.10
MIS
2012	123,229	9.7819	to	11.9060	1,421,901	0.40	16.66	to	17.25
2011	155,407	8.3847	to	10.1545	1,520,071	0.58	0.23	to	0.79
2010	174,320	8.3601	to	10.0744	1,690,399	0.32	12.49	to	13.15
2009	179,443	7.4252	to	8.9034	1,531,181	0.85	39.32	to	40.14
2008	162,098	5.3250	to	6.3533	1,003,025	0.62	(37.58)	to	(37.22)
MMS
2012	978,841	9.9943	to	10.0000	9,787,843	-	(0.03)	to	-
NWD
2012	127,910	15.8668	to	23.3827	2,064,071	-	20.62	to	21.22
2011	133,980	13.0891	to	19.3280	1,785,924	-	(10.88)	to	(10.37)
2010	111,942	14.6037	to	21.6870	1,673,771	-	35.79	to	36.58
2009	115,441	10.6921	to	15.9710	1,265,806	-	62.01	to	62.96
2008	141,555	6.5611	to	9.8578	947,939	-	(39.93)	to	(39.57)

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31					For the year ended December 31
						Investment
		Unit Value			Net	Income	Total Return
	Units	lowest to highest			Assets	Ratio1	lowest to highest2

RI1
2012	28,831	$8.4161			$ 242,647	1.95%	16.29%
2011	7,150	7.2374			51,741	1.78	(11.06)
2010	4,969	8.1373			40,422	0.98	(18.63)	to	10.34
2009	3,154	7.3750			23,261	1.75	30.50
2008	551	5.6513			3,115	-	(30.26)	to	(27.04)
TRS
2012	198,417	16.7084	to	18.9798	3,385,219	2.53	10.78	to	11.34
2011	232,288	15.0067	to	17.1322	3,595,471	2.68	1.35	to	1.93
2010	262,145	14.7232	to	16.8923	3,993,230	2.68	9.33	to	9.97
2009	282,974	13.3889	to	15.4383	3,945,708	3.67	33.89	to	54.38
2008	335,954	11.3378	to	13.1385	3,970,374	3.36	(22.01)	to	(21.55)
MFJ
2012	13,638	11.2844			153,905	2.42	11.02
2011	10,379	10.1647			105,491	1.00	1.66
2010	4,599	9.9991			45,980	2.23	(0.01)	to	9.69
2009	2,973	9.1158			27,102	0.80	(8.84)	to	17.81
2008	68	7.7380			524	-	(17.07)
UTS
2012	71,062	24.0054	to	28.8909	1,748,288	4.83	13.58	to	14.15
2011	79,899	21.0293	to	25.3599	1,727,089	3.45	6.52	to	7.12
2010	83,920	19.6313	to	23.8084	1,705,118	3.19	13.24	to	13.90
2009	92,392	17.2354	to	21.0250	1,656,708	4.91	32.60	to	33.37
2008	108,103	12.9227	to	15.8563	1,458,781	1.86	(37.43)	to	(37.06)
MFE
2012	48,630	11.6788			567,940	4.37	13.92
2011	64,753	10.2515			663,801	3.56	6.84
2010	29,895	9.5953			286,853	2.83	(4.05)	to	13.60
2009	5,833	8.4464			49,268	5.11	33.10
2008	4,607	6.3461			29,235	0.81	(38.33)	to	(35.20)

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31					For the year ended December 31
						Investment
		Unit Value			Net	Income	Total Return
	Units	lowest to highest			Assets	Ratio1	lowest to highest2
MVS
2012	138,611	$16.2423	to	$16.9911	$ 2,350,318	1.84%	15.64%	to	16.22%
2011	161,978	14.0038	to	14.6201	2,360,418	1.55	(0.56)	to	-
2010	185,161	14.0833	to	14.6201	2,699,635	1.47	10.86	to	11.51
2009	185,355	12.7038	to	13.1113	2,424,022	1.77	19.89	to	27.04
2008	178,412	10.6448	to	10.8813	1,939,141	1.79	(32.98)	to	(32.64)
MV1
2012	187,284	10.2932			1,927,754	1.66	15.97
2011	162,418	8.8757			1,441,595	1.30	(0.29)
2010	74,964	8.9013			667,299	1.01	11.22
2009	35,020	8.0030			280,285	1.44	20.30
2008	21,670	6.6526			144,165	0.26	(32.87)
SCB
2012	189,321	11.0040	to	18.2037	2,980,077	0.61	14.16	to	14.74
2011	162,513	9.5907	to	15.8657	2,276,320	0.43	(5.41)	to	(4.87)
2010	143,736	10.0819	to	16.6783	2,187,095	0.36	23.74	to	24.46
2009	161,111	8.1003	to	13.4002	1,981,215	0.06	35.97	to	36.77
2008	135,755	5.9228	to	9.7980	1,291,060	0.28	(38.35)	to	(33.31)
111
2012	366,514	13.4294	to	13.7104	5,022,969	2.96	8.68	to	8.90
2011	437,524	12.3570	to	12.5903	5,506,764	1.43	(0.59)	to	0.97
2010	405,216	12.4697			5,052,908	1.34	9.92
2009	145,753	11.3444			1,653,486	0.64	13.44	to	19.37
2008	48	9.5036			455	-	0.99
SC3
2012	209,885	9.1385	to	33.0863	4,085,006	1.04	29.39	to	30.03
2011	252,387	7.0278	to	25.4954	3,551,676	7.12	(8.11)	to	(7.59)
2010	222,762	7.6052	to	27.7467	3,672,500	12.76	14.61	to	15.28
2009	157,830	6.5971	to	24.2097	2,788,136	3.90	29.33	to	30.09
2008	159,542	5.0713	to	18.7196	2,194,245	2.37	(51.32)	to	(44.73)
113
2012	158,874	14.8320	to	15.1424	2,405,200	2.69	12.55	to	12.78
2011	121,604	13.1779	to	13.4267	1,632,352	1.91	(4.21)	to	(3.66)
2010	80,587	13.7567	to	13.9373	1,122,915	1.52	13.14	to	13.80
2009	19,238	12.1592	to	12.2472	235,505	0.32	21.59	to	27.17
2008	4,948	9.6308			47,656	-	3.02
115
2012	140,734	13.2165	to	13.4930	1,898,656	0.85	7.53	to	7.75
2011	136,899	12.2909	to	12.5230	1,714,176	2.21	11.29	to	11.92
2010	89,839	11.0441	to	11.1892	1,005,235	1.31	5.25	to	10.44
2009	53,223	10.5659	to	10.6312	565,763	2.08	5.66	to	8.74
2008	2,271	9.7771 to 9.7771			22,206	0.10	3.77 to 3.77

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31					For the year ended December 31
						Investment
		Unit Value			Net	Income	Total Return
	Units	lowest to highest			Assets	Ratio1	lowest to highest2
SDC
2012	615,209	$11.0780	to	$11.3447	$ 6,968,272	1.15%	1.73%	to	2.24%
2011	604,985	10.8570	to	11.0956	6,702,997	1.18	(0.04)	to	0.53
2010	599,053	10.8615	to	11.0376	6,601,874	1.50	1.82	to	2.41
2009	577,989	10.6676	to	10.7775	6,222,095	1.93	3.78	to	7.77
2008	2,839	10.3799			29,469	0.60	1.93 to 1.93
SGC
2012	344,651	11.8971	to	12.8141	4,127,671	1.05	16.38 to 16.38
2011	360,760	10.2226	to	11.0105	3,704,894	1.05	2.47 to 2.47
2010	356,693	9.9760	to	10.7449	3,567,096	-	22.13 to 22.13
2009	384,587	8.1685	to	8.7981	3,144,711	1.30	(18.31)	to	25.68
2008	15,420	6.4993			100,219	1.46	(38.11)	to	11.18
112
2012	200,784	14.2389	to	14.5369	2,915,557	2.70	10.34	to	10.56
2011	173,491	12.9042	to	13.1478	2,278,416	1.42	(2.11)	to	(1.56)
2010	126,462	13.1828	to	13.3559	1,687,203	1.56	11.53	to	33.56
2009	32,499	11.8200	to	11.9056	386,045	0.31	18.20	to	23.91
2008	1,082	9.6081			10,396	-	4.13 to 0.00
117
2012	30,542	13.8140	to	14.1090	430,836	0.09	9.35	to	9.90
2011	23,420	12.5999	to	12.8379	300,600	0.65	(6.85)	to	(6.32)
2010	11,660	13.5522	to	13.7041	159,745	-	21.02	to	35.26
2009	2,459	11.1984	to	11.2676	27,680	1.38	11.98	to	12.68
VKM
2012	42,836	17.8917			766,411	-	8.49
2011	13,271	16.4916			218,862	0.27	(7.17)
2010	6,663	17.7663			118,378	-	32.27	to	77.66
2009	1,040	13.4320			13,963	-	34.32 to 34.32
OCF
2012	45,512	14.2109			646,766	0.65	14.12
2011	48,526	12.4528			604,218	0.35	(1.15)
2010	48,194	12.5976			607,056	0.18	9.42
2009	47,919	11.5134			551,652	0.32	44.52
2008	52,370	7.9668			417,219	0.15	(45.52)
OCA
2012	3,290	9.3268			30,682	0.40	13.81
2011	3,121	8.1953			25,527	0.16	(1.37)
2010	8,980	8.3095			74,599	-	9.14
2009	3,297	7.6134			25,098	0.01	44.15
2008	1,738	5.2815			9,181	-	(40.57)	to	(39.38)

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31					For the year ended December 31
						Investment
		Unit Value			Net	Income	Total Return
	Units	lowest to highest			Assets	Ratio1	lowest to highest2
OGG
2012	9,453	$10.2707			$ 97,089	1.91%	20.95%
2011	8,808	8.4916			74,763	0.95	(8.53)
2010	5,177	9.2831			48,052	0.59	(7.17)	to	15.70
2009	1,642	8.0233			13,169	2.01	39.35
2008	1,629	5.7574			9,381	-	(38.19)	to	(31.84)
OMG
2012	15,086	10.1796			153,585	0.66	16.61
2011	14,670	8.7297			128,067	0.55	(0.31)
2010	13,823	8.7572			121,044	0.84	15.82
2009	12,870	7.5607			97,309	1.50	27.99
2008	11,169	5.9071			65,977	-	(37.25)	to	(35.31)
PCR
2012	64,002	10.0757			644,865	2.77	5.39
2011	57,230	9.5603			547,139	14.30	(7.56)
2010	43,470	10.3420			449,565	16.55	24.52
2009	40,495	8.3053 to 8.3053			336,330	7.29	41.53
2008	16,415	5.8682 to 5.8682			96,327	9.09	(56.00)	to	(43.79)
PMB
2012	188,735	15.6854	to	34.6206	4,886,568	4.93	17.90
2011	174,977	13.3036	to	29.3634	4,201,023	5.31	6.33
2010	155,695	12.5115	to	27.6151	3,753,961	4.91	12.17
2009	136,232	11.1541	to	24.6192	3,134,697	6.03	30.59
2008	144,423	8.5415	to	18.8526	2,633,743	6.50	(17.50)	to	(14.60)
SBJ
2012	5,456	10.9058	to	11.1390	59,512	3.49	8.87
2011	3,953	10.0170	to	10.2312	39,612	0.26	0.17	to	2.31
PRR
2012	176,981	14.8553	to	19.7259	3,399,373	1.07	8.76
2011	204,769	13.6585	to	18.1368	3,648,876	2.06	11.68
2010	154,708	12.2301	to	16.2401	2,469,614	1.45	8.11
2009	153,834	11.3126	to	15.0218	2,258,403	3.04	18.39
2008	177,641	9.5551	to	12.6880	2,191,030	3.55	(11.50)	to	(7.05)
PTR
2012	574,361	15.0114	to	19.1871	10,827,039	2.57	9.60
2011	576,416	13.6961	to	17.5060	9,969,635	2.63	3.61
2010	530,884	13.2187	to	16.8958	8,881,409	2.42	8.12
2009	586,094	12.2264	to	15.6274	9,076,763	5.15	14.07
2008	475,641	10.7181	to	13.6996	6,465,315	4.46	(0.46)	to	4.80

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31					For the year ended December 31
						Investment
		Unit Value			Net	Income	Total Return
	Units	lowest to highest			Assets	Ratio1	lowest to highest2

118
2012	-	$- to -			$ -	7.13%	11.09%	to	11.30%
2011	77,979	9.7106	to	9.8941	771,473	2.38	(16.68)	to	(16.21)
2010	52,453	11.6551	to	11.8082	619,332	-	4.62	to	16.55
2009	2,968	11.2870			33,503	3.08	12.87	to	29.71
2008	334	8.7018			2,910	0.50	10.38
SBB
2012	-	- to -			-	6.66	13.26	to	13.76
2011	3,666	9.0862			33,306	-	(9.14)
SCM
2012	-	- to -			-	3.55	12.82	to	13.35
2011	11,428	12.6757	to	14.1198	158,295	0.59	1.08	to	1.58
2010	26,767	12.5406	to	13.9000	368,667	-	16.18	to	16.76
2009	29,869	10.7941	to	11.9048	353,648	1.11	7.94	to	21.09
2008	12,694	8.9572	to	9.8317	122,624	0.73	(42.65)
SC7
2012	-	- to -			-	1.79	10.40
2011	353,134	8.5814	to	12.6636	4,208,994	0.88	(3.77)
2010	346,780	8.9175	to	13.1597	4,338,414	0.49	12.92
2009	331,884	7.8970	to	11.6536	3,760,214	0.43	29.39
2008	365,246	6.1031	to	9.0064	3,260,273	0.82	(37.81)	to	5.84
116
2012	-	- to -			-	-	14.01	to	14.54
2011	33,493	13.7075	to	13.9664	467,702	-	(10.54)	to	(0.92)
2010	4,887	13.9392	to	14.0954	68,832	-	25.45	to	26.08
2009	1,517	11.1114	to	11.1801	16,926	-	11.11	to	11.80
SLC
2012	-	- to -			-	1.63	10.20
2011	271,541	8.7955	to	10.1221	2,395,000	0.61	(6.15)
2010	288,025	9.3719	to	10.7854	2,704,837	-	17.19
2009	296,551	7.9975	to	9.2036	2,377,189	0.73	(20.03)	to	17.85
2008	1,042	6.7863			7,068	1.05	(21.30)
SPC
2012	-	- to -			-	6.52	13.22
2011	223,767	12.5553	to	13.1245	2,835,451	7.31	4.28
2010	228,363	12.0400	to	12.5857	2,785,173	7.48	12.70
2009	300,721	10.6827	to	11.1670	3,225,503	8.46	6.83	to	30.76
2008	956	8.1699			7,809	1.36	1.01	to	2.11

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

9. FINANCIAL HIGHLIGHTS (CONTINUED)
	At December 31					For the year ended December 31
						Investment
		Unit Value			Net	Income	Total Return
	Units	lowest to highest			Assets	Ratio1	lowest to highest2

114
2012	-	$- to -			$ -	3.14%	7.72%	to	8.22%
2011	362,962	12.3616	to	12.5960	4,568,180	2.72	3.11	to	3.70
2010	208,954	11.9884	to	12.1468	2,537,894	2.29	7.01	to	19.88
2009	53,262	11.2246	to	11.2948	600,483	2.59	8.90	to	12.95
2008	20,188	10.3576	to	10.3718	209,120	0.25	4.37	to	4.66
SC5
2012	-	- to -			-	0.39	16.71	to	17.25
2011	225,674	9.3434	to	27.5608	3,451,304	0.06	(8.31)	to	(7.78)
2010	218,203	10.1321	to	30.0571	3,914,458	0.06	22.45	to	23.17
2009	194,532	8.2261	to	24.5456	3,052,889	0.03	29.32	to	30.07
2008	203,317	6.3241	to	18.9809	2,457,769	0.17	(36.24)	to	(34.18)
LCG
2012	-	- to -			-	0.74	11.58	to	12.10
2011	33,149	8.6400	to	8.9036	287,970	0.30	(5.07)	to	(4.53)
2010	29,304	9.0502	to	9.3263	267,553	0.28	18.80	to	19.50
2009	31,492	7.5736	to	7.8046	242,060	0.20	36.43	to	37.23
2008	40,258	5.5189	to	5.6872	226,668	-	(44.45)	to	7.21
SC2
2012	-	- to -			-	2.39	5.94	to	6.44
2011	223,012	12.2286	to	18.3020	3,472,207	3.64	6.47	to	7.07
2010	261,580	11.4212	to	17.1906	3,858,481	3.53	7.06	to	7.69
2009	262,230	10.6059	to	16.0569	3,618,688	4.55	20.34	to	21.05
2008	303,829	8.7619	to	13.3428	3,517,654	5.64	(13.61)	to	(12.10)
SC1
2012	-	- to -			-	0.08	(0.39)	to	0.08
2011	809,604	10.3602	to	12.3157	8,725,014	0.14	(0.42)	to	0.15
2010	659,419	10.3449	to	12.3673	7,199,078	0.19	(0.39)	to	0.19
2009	720,959	10.3253	to	12.4161	7,830,436	0.24	(0.34)	to	0.25
2008	419,707	10.2998	to	12.4581	4,636,358	2.07	0.46	to	1.97
TBC
2012	230,585	17.3545			4,003,809	0.15	18.26
2011	249,032	14.6748			3,656,266	-	1.52
2010	237,324	14.4558			3,432,417	-	16.39
2009	254,018	12.4201			3,156,405	-	42.18
2008	305,007	8.7353			2,664,319	0.11	(42.51)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31			For the year ended December 31
				Investment
			Net	Income	Total Return
	Units	Unit Value	Assets	Ratio1	lowest to highest2

USC
2012	13,149	$11.9465	$ 157,085	0.36%	20.02%
2011	11,821	9.9541	117,692	-	(3.49)
2010	9,991	10.3144	103,073	-	23.35
2009	8,177	8.3618	68,380	-	42.23
2008	5,890	5.8791	34,625	-	(39.61)	to	(35.97)

1 Represents the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, which are net of management fees assessed by the fund manager, divided by the average net assets. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying mutual fund in which the Sub-Accounts invest.

2 Ratio represents the total return for the year indicated, including charges in the value of the underlying mutual fund, and expenses assessed through the reduction of units.  The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in reduction in the total return presented.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

INDEPENDENT AUDITORS' REPORT
To the Board of Directors of
Sun Life Assurance Company of Canada (U.S.)
1 Sun Life Executive Park
Wellesley, Massachusetts 02481

We have audited the accompanying statutory-basis financial statements of Sun Life Assurance Company of Canada (U.S.) (the "Company"), which comprise the statutory-basis statements of admitted assets, liabilities, and capital stock and surplus as of December 31, 2012 and 2011, and the related statutory-basis statements of operations, changes in capital stock and surplus, and cash flows for each of the three years in the period ended December 31, 2012, and the related notes to the statutory-basis financial statements.

Management’s Responsibility for the Statutory-Basis Financial Statements

Management is responsible for the preparation and fair presentation of these statutory-basis financial statements in accordance with the accounting practices prescribed or permitted by the Insurance Department of the State of Delaware. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these statutory-basis financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statutory-basis financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statutory-basis financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the statutory-basis financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company’s preparation and fair presentation of the statutory-basis financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statutory-basis financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

As described in Note 1 of the statutory-basis financial statements, the statutory-basis financial statements are prepared by Sun Life Assurance Company of Canada (U.S) using accounting practices prescribed or permitted by the Insurance Department of the State of Delaware, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the Insurance Department of the State of Delaware.

The effects on the statutory-basis financial statements of the variances between the regulatory basis of accounting described in Note 1 to the statutory-basis financial statements and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America paragraph, the statutory-basis financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position Sun Life Assurance Company of Canada (U.S.) as of December 31, 2012 and 2011, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2012.

Opinion on Regulatory Basis of Accounting

In our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and capital stock and surplus of Sun Life Assurance Company of Canada (U.S.) as of December 31, 2012 and 2011, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2012, in accordance with the accounting practices prescribed or permitted by the Insurance Department of the State of Delaware as described in Note 1 to the statutory-basis financial statements.

Emphasis-of-Matter

As discussed in Note 1 to the statutory-basis financial statements, in 2012, the Company adopted Statement of Statutory Accounting Principle (“SSAP”) No. 101 Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10.

Other Matter

As discussed in Note 2 to the statutory-basis financial statements, the accompanying statutory-basis financial statements reflect significant balances and transactions with affiliates. The Company’s admitted assets, liabilities, and capital stock and surplus and results of its operations and cash flows may have been different if these balances and transactions had been with unrelated parties.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
April 24, 2013

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

STATUTORY–BASIS STATEMENTS of admitted assets, liabilities and capital stock and surplus
AS OF DECEMBER 31, 2012 and 2011 (in thousands except share and per share data)

ADMITTED ASSETS	2012	2011	LIABILITIES, CAPITAL STOCK AND SURPLUS	2012	2011
GENERAL ACCOUNT ASSETS:			GENERAL ACCOUNT LIABILITIES:
Debt securities	$7,308,199	$7,455,226	Aggregate reserve for life contracts	$6,750,774	$7,300,954
Preferred stocks	23,000	23,330	Liability for deposit type contracts	1,128,331	1,159,839
Common stocks	414,206	372,408	Contract claims	19,805	20,040
Mortgage loans on real estate	814,612	967,480	Other amounts payable on reinsurance	789	10,322
Properties occupied by the Company	-	57,588	Interest maintenance reserve	64,711	36,660
Properties held for the production of income	100,798	127,027	Commissions to agents due or accrued	7,949	8,223
Properties held for sale	93,033	-	General expenses due or accrued	20,733	20,812
Cash, cash equivalents and short-term investments	341,431	747,160	Transfers from Separate Accounts due or accrued	(861,565)	(953,501)
Contract loans	564,071	582,575	Taxes, licenses and fees due or accrued	11,545	15,438
Derivatives	312,424	415,679	Unearned investment income	114	39
Other invested assets	121,773	121,291	Amounts withheld or retained by the Company	722	248
Receivable for securities	3,382	3,844	Remittances and items not allocated	1,581	6,683
Investment income due and accrued	100,290	114,019	Borrowed money and accrued interest thereon	100,002	118,005
Amounts recoverable from reinsurers	34,077	10,178	Asset valuation reserve	47,141	188,181
Current federal and foreign income tax recoverable	36,749	6,076	Payable for securities	1,030	-
Net deferred tax asset	161,198	215,031	Reinsurance in unauthorized companies	14	8
Receivables from parent, subsidiaries and affiliates	70,954	54,033	Funds held under coinsurance	1,659,347	1,740,875
Other assets	12,588	5,832	Derivatives	182,053	132,639
			Other liabilities	142,310	158,443
Total general account assets	10,512,785	11,278,777	Total general account liabilities	9,277,386	9,963,908
SEPARATE ACCOUNT ASSETS	31,948,727	31,623,647	SEPARATE ACCOUNT LIABLITIES	31,948,272	31,623,245
			Total liabilities	41,225,658	41,587,153

			CAPITAL STOCK AND SURPLUS:
			Common capital stock, $1,000 par value - 10,000 shares
			authorized; 6,437 shares issued and outstanding	6,437	6,437
			Surplus notes	565,000	565,000
			Special surplus funds	-	71,677
			Gross paid in and contributed surplus	2,588,377	2,588,377
			Unassigned funds	(1,923,960)	(1,916,220)
			Total surplus	1,229,417	1,308,834
			Total capital stock and surplus	1,235,854	1,315,271

			TOTAL LIABILITIES, CAPITAL STOCK AND
TOTAL ADMITTED ASSETS	$42,461,512	$42,902,424	SURPLUS	$42,461,512	$42,902,424

See notes to statutory-basis financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

STATUTORY–BASIS STATEMENTS of operations
FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 and 2010 (in thousands)

	2012	2011	2010
INCOME:
Premiums and annuity considerations	$415,915	$3,230,219	$3,466,690
Considerations for supplementary contracts with life contingencies	18,123	11,474	14,627
Net investment income	613	605,357	319,475
Amortization of interest maintenance reserve	13,396	15,205	18,734
Commissions and expense allowances on reinsurance ceded	(557)	1,789	8,016
Reserve adjustments on reinsurance ceded	170	3,115	(14,400)
Income from fees associated with investment management,
administration and contract guarantees from Separate Accounts	539,845	524,948	495,388
Other income	134,495	129,179	118,810

Total Income	1,122,000	4,521,286	4,427,340

BENEFITS AND EXPENSES:
Death benefits	35,535	29,376	26,859
Annuity benefits	756,487	765,760	415,009
Surrender benefits and withdrawals for life contracts	2,781,813	2,713,462	2,825,593
Interest and adjustments on contracts or deposit-type contract funds	(5,342)	2,747	50,383
Payments on supplementary contracts with life contingencies	11,929	12,561	22,829
(Decrease) increase in aggregate reserves for life and accident and
health policies and contracts	(550,180)	380,852	(629,999)

Total Benefits	3,030,242	3,904,758	2,710,674

Commissions on premiums and annuity considerations (direct
business only)	109,722	272,446	273,819
Commissions and expense allowances on reinsurance assumed	131	132	122
General insurance expenses	152,556	207,334	198,137
Insurance taxes, licenses and fees, excluding federal income taxes	10,032	16,522	9,971
Net transfers (from) to Separate Accounts	(2,215,192)	463,339	1,064,578
Aggregate write-ins for deductions	76,306	80,010	97,772

Total Benefits and Expenses	1,163,797	4,944,541	4,355,073

Net (loss) gain from operations before federal income taxes and
net realized capital losses	(41,797)	(423,255)	72,267

Federal income tax benefit, excluding tax on
capital losses	(84,977)	(37,926)	(25,108)

Net gain (loss) from operations after federal income taxes and
before net realized capital losses	43,180	(385,329)	97,375

Net realized capital losses less capital gains tax and
transfers to the interest maintenance reserve	(443,936)	(131,722)	(233,177)

NET LOSS	$(400,756)	$(517,051)	$(135,802)

See notes to statutory-basis financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

STATUTORY–BASIS STATEMENTS of changes in capital stock and surplus
FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 and 2010 (in thousands)

	2012	2011	2010

CAPITAL STOCK AND SURPLUS, BEGINNING OF YEAR	$1,315,271	$1,879,856	$1,749,839

Net loss	(400,756)	(517,051)	(135,802)

Change in net unrealized capital gains (losses), net of deferred income tax	158,563	230,011	191,534

Change in net unrealized foreign exchange capital (loss) gain	3,872	(5,354)	6,017

Change in net deferred income tax	(287,767)	169,379	52,182

Change in non-admitted assets	355,645	(40,194)	39,519

Change in liability for reinsurance in unauthorized companies	(7)	(8)	286

Change in asset valuation reserve	141,040	(106,042)	(48,955)

Changes in Separate Account surplus	54	(13)	62

Cumulative effect of changes in accounting principles (Note 1)	21,800	-	-

Dividends to stockholders	-	(300,000)	-

Stock option excess tax benefit	(184)	982	569

Surplus change from SSAP 10R	(71,677)	3,705	13,294

Aggregate write-ins for gains and (losses) in surplus (Note 1)	-	-	11,311

CAPITAL STOCK AND SURPLUS, END OF YEAR	$1,235,854	$1,315,271	$1,879,856

See notes to statutory-basis financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

STATUTORY–BASIS STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 and 2010 (IN THOUSANDS)

	2012	2011	2010

CASH FROM OPERATIONS:
Premiums collected net of reinsurance	$428,308	$3,261,075	$3,517,842
Net investment income	492,927	508,625	570,144
Miscellaneous income	707,003	671,323	697,430
Total receipts	1,628,238	4,441,023	4,785,416

Benefits and loss related payments	3,768,957	3,632,429	3,473,268
Net transfers (from) to Separate Accounts	(2,307,128)	528,821	1,213,069
Commissions, expenses paid and aggregate write-ins for deductions	277,329	497,711	541,253
Federal and foreign income taxes received	(56,336)	(30,269)	(80,273)
Total payments	1,682,822	4,628,692	5,147,317
Net cash from operations	(54,584)	(187,669)	(361,901)

CASH FROM INVESTMENTS:
Proceeds from investments sold, matured, repaid or received	2,404,110	3,278,741	3,074,116
Cost of investments acquired	(2,642,421)	(1,865,311)	(3,177,296)
Net increase in contract loans and premium notes	18,509	6,378	5,356
Net cash from investments	(219,802)	1,419,808	(97,824)

CASH FROM FINANCING AND MISCELLANEOUS SOURCES:
Capital and paid in surplus, less treasury stock	-	-	400,000
Borrowed funds	(18,003)	(99,998)	(100,002)
Net deposits on deposit-type contracts and other liabilities	(64,737)	(1,298,514)	(962,633)
Dividends to stockholders	-	(300,000)	-
Other cash (used) provided	(48,603)	6,567	57,550
Net cash from financing and miscellaneous sources	(131,343)	(1,691,945)	(605,085)

Net increase in cash, cash equivalents, and short-term investments	(405,729)	(459,806)	(1,064,810)

CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS:
Beginning of year	747,160	1,206,966	2,271,776

End of year	$341,431	$747,160	$1,206,966

SUPPLEMENTAL SCHEDULE OF NON-CASH INVESTING AND FINANCING ACTIVITIES

During the years ended December 31, 2012, 2011 and 2010, the Company recorded the following non-cash activity: exchanges of debt securities of  $19.0 million, $49.0 million and $68.9 million, respectively, and transfers of mortgages to other invested assets of $41.1 million, $23.4 million and $30.5 million, respectively. During the years ended December 31, 2011 and 2010, the Company recorded the following non-cash activity: transfers of bonds to preferred stock of $16.0 million and $13.4 million, respectively, and transfers of other invested assets to real estate of $28.9 million and $2.0 million, respectively.  During the year ended December 31, 2010, the Company also transferred $7.1 million of bonds to other invested assets.

See notes to statutory-basis financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

1.    DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

GENERAL

Sun Life Assurance Company of Canada (U.S.) (the “Company”) is a stock life insurance company incorporated under the laws of Delaware.  The Company is a direct wholly-owned subsidiary of Sun Life of Canada (U.S.) Holdings, Inc. (the “Parent”).  The Company is an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc. (“SLC - U.S. Ops Holdings”) and is an indirect wholly-owned subsidiary of Sun Life Financial, Inc. (“SLF”), a reporting company under the Securities Exchange Act of 1934.  SLF and its subsidiaries are collectively referred to herein as “Sun Life Financial.”

The Company is authorized to transact business in 49 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands.  In addition, the Company’s wholly-owned subsidiary, Sun Life Insurance and Annuity Company of New York (“SLNY”), is authorized to transact business in the State of New York. The business of the Company and its subsidiaries includes a variety of wealth accumulation products, protection products and institutional investment contracts.  These products include individual and group fixed and variable annuities, individual and group variable life insurance, individual universal life insurance, group life, group disability, group dental and group stop loss insurance and funding agreements.

In the normal course of business, the Company and its subsidiaries reinsure portions of their life insurance, annuity, group life insurance, group disability income and group stop loss exposure with both affiliated and unaffiliated companies using traditional indemnity reinsurance agreements.

On December 17, 2012, SLF announced the execution of a definitive agreement to sell its domestic U.S. annuity business and certain life insurance businesses to Delaware Life Holdings, LLC, including all of the issued and outstanding shares of stock of the Company (the “Sale Transaction”).  The Sale Transaction is expected to close by the end of the second quarter of 2013, subject to regulatory approvals and customary closing conditions.  In connection with the Sale Transaction, the Company is seeking regulatory approval for certain affiliated transactions, including those described in Notes 2, 3, 5, 9 and 15.

During the first quarter of 2012, the Company and its wholly-owned subsidiary, SLNY, received all necessary insurance regulatory approvals to amend the fixed investment option period in their combination fixed and variable annuity contracts and other contracts to remove any negative market value adjustment (“MVA”) that can decrease the amount of the withdrawal proceeds. (Refer to Note 12 for additional information concerning the MVA Contracts.) The Company and SLNY filed amendments to the associated registration statements to include the contract amendments and to remove from registration any fixed investment options that remained unsold. The SEC declared the associated amended registration statements effective on March 22, 2012. As a result of the foregoing, the fixed investment option period in the contracts is no longer considered a “security” under the Securities Act of 1933, and the Company subsequently filed Forms 15 on March 23, 2012 to provide notice of suspension of its duty to file reports under Section 15(d) of the Securities Exchange Act of 1934. No other changes were made to the contracts, and all other terms and conditions of the contracts remain unchanged. The contract amendments described above did not have a material impact on the Company’s financial position.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

1.    DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
      (CONTINUED)

On December 12, 2011, SLF announced the completion of a major strategic review of its businesses. As a result of this strategic review, SLF announced that it would close its domestic U.S. variable annuity and individual life products to new sales effective December 30, 2011.

Existing legal, business and contractual requirements called for the Company to, among other things, continue accepting limited applications for (1) certain private placement variable annuities until mid-2012, and (2) new employees of corporate-owned life insurance (“COLI”) customers. Subject to these and other existing obligations, the Company ceased writing all other COLI new business effective January 31, 2012 and all other individual life and annuities new business effective December 31, 2011. The Company, through its subsidiary, SLNY, continues to offer group life, group disability, group dental and group stop loss insurance.

The decision to stop selling variable annuity and individual life products did not impact existing customers and their policies.  The Company continues to provide service to its policyholders, while focusing on the profitability, capital efficiency and risk management of its in-force business.  The Company will continue to earn revenue and to provide policyholder benefits on its in-force business.

Of the one-time restructuring costs on a pre-tax basis associated with the discontinuation of these product lines, $11.7 million was allocated to the Company. The restructuring costs related primarily to employee severance and other employee benefits, which were paid in the form of cash expenditures.

BASIS OF PRESENTATION

The accompanying statutory-basis financial statements of the Company are presented on the basis of accounting principles prescribed or permitted by the Delaware Department of Insurance (the “Department”).  The Department recognizes only statutory accounting principles prescribed or permitted by the State of Delaware for determining and reporting the financial condition and results of operations of an insurance company and for determining its solvency under the Delaware Insurance Law.  The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of prescribed or permitted principles by the State of Delaware.  As of December 31, 2009 and until withdrawn, the Company has received a permitted practice from the Insurance Commissioner of the State of Delaware related to Statement of Statutory Accounting Principles (“SSAP”) No. 97 Investments in Subsidiary, Controlled and Affiliated Entities, A Replacement of SSAP No. 88 (“SSAP No. 97”), specifically paragraph 8.b.i to record the unaudited statutory equity of a subsidiary, Independence Life and Annuity Company (“ILAC”), as an admitted asset.  ILAC is not required to prepare audited financial statements under regulations adopted in its state of domicile, Delaware.  Note, effective December 10, 2012, after receiving regulatory approval, ILAC redomesticated from the State of Rhode Island to the State of Delaware. The Company would not have triggered a regulatory event if the permitted practice had not been used.  Effective Q1 2013, ILAC was distributed to the Parent.  Refer to Note 19 for additional information.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
      (CONTINUED)

A reconciliation of the Company’s capital and surplus between NAIC SAP and practices prescribed and permitted by the State of Delaware is shown below.  There is no difference in the Company’s net loss between NAIC SSAP and practices prescribed and permitted by the State of Delaware.

(In Thousands)	State of Domicile	2012	2011	2010

SURPLUS

Company state basis	Delaware	$1,235,854	$1,315,271	$1,879,856

State Permitted Practice that increase/(decrease) NAIC SAP: unaudited subsidiary	Delaware	64,186	61,818	58,579

NAIC SAP		$1,171,668	$1,253,453	$1,821,277

Accounting principles and procedures of the NAIC as prescribed or permitted by the Department comprise a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (“GAAP”).  The more significant differences that affect the Company are as follows:

Under statutory accounting principles, financial statements are not consolidated.  Investments in domestic life insurance subsidiaries, as defined by SSAP No. 97 are carried at their net statutory-basis equity value.  The changes in value are recorded directly to surplus.  Non-public, non-insurance subsidiaries and controlled partnerships are carried at GAAP equity value. Dividends paid by subsidiaries to the Company are included in the Company’s net investment income.

Statutory accounting principles do not recognize the following assets or liabilities, which are recognized under GAAP: deferred policy acquisition costs, unearned premium reserve and statutory non-admitted assets. Deferred policy acquisition costs do create a temporary tax difference as disclosed in Note 15.  An asset valuation reserve (“AVR”) and interest maintenance reserve (“IMR”) are established under statutory accounting principles but not under GAAP.  Methods for calculating real estate investment valuation allowances differ under statutory accounting principles and GAAP.  Actuarial assumptions and reserving methods differ under statutory accounting principles and GAAP.  There are certain limitations on net deferred tax assets under statutory accounting principles. The MVA annuity products are classified within the General Account under GAAP, but are classified within the Separate Account under statutory accounting principles.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
      (CONTINUED)

Under GAAP, investments in fixed maturity securities classified as available-for-sale or trading are carried at aggregate fair value.  Changes in unrealized gains and losses are reported net of taxes in a separate component of stockholder’s equity for available-for-sale securities and changes in unrealized gains and losses on trading securities are recorded in net investment income.  Fixed maturity securities are generally carried at amortized cost under statutory accounting principles.

RECONCILIATION OF STATUTORY FINANCIAL STATEMENTS, AS FILED, AND AUDITED
STATUTORY BASIS FINANCIAL STATEMENTS

Each year the Company files its annual statutory financial statements on March 1.  Subsequent to this filing, the annual independent audit of the statutory financial statements is performed.  Presented below is a reconciliation of amounts reported in the annual statement and those amounts reported in the audited statutory-basis financial statements for the year ended December 31, 2012. Total admitted assets and liabilities were reduced by $64.9 million due to a separate account balance sheet reclass.  There was no change to surplus, net income or cash flows.

(In Thousands)
	As reported in the Annual Statement	Adjustment	As reported herein

Total Admitted Assets	$42,526,371	$(64,859)	$42,461,512
Total Liabilities	(41,290,517)	64,859	(41,225,658)
Total Capital & Surplus	$1,235,854	$-	$1,235,854

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles prescribed or permitted by the State of Delaware requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities.  It also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period.  Actual results could differ from those estimates.  The most significant estimates are those used in determining the fair value of financial instruments, allowance for loan losses, aggregate reserves for life policies and contracts, liability for deposit-type contracts, deferred income taxes, provision for income taxes and other-than-temporary-impairments (“OTTI”) of investments.

CORRECTION OF ERRORS

Adjustments were recorded during 2011 to correct the Company’s prior year contract loan balances which were overstated due to inaccurate interest rates on certain loan balances related to single premium whole life (“SPWL”) policies. The adjustments were as follows: a decrease to Contract loans of $107.2 million, an

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
      (CONTINUED)

increase to Amounts recoverable from reinsurers of $3.0 million, an increase to Other liabilities of $2.3 million, and a decrease to Funds held under coinsurance of $106.5 million. These adjustments did not have an impact on surplus or net income for the current period or prior period, due to the 100% funds-withheld reinsurance agreement with the United States Branch of the Company’s affiliate, Sun Life Assurance Company of Canada “(SLOC)”

During 2010, the Company discovered the following error related to the prior period: Commissions to agents due or accrued and Commissions on premiums and annuity considerations were overstated by $17.4 million.  This error has been adjusted and recorded, net of tax, in “Aggregate write-ins for gains and losses in surplus” for the year ended December 31, 2010 in the amount of $11.3 million.

RECLASSIFICATIONS

During 2011, the Company changed its classification for certain perpetual debt instruments from bonds to preferred stock.  The classification change was made for assets where distributions and/or redemptions were at the sole discretion of the issuer.  The statement values of these assets were $16.0 million at December 31, 2011 and $13.4 million at December 31, 2010.

FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including cash equivalents, short-term investments, debt and equity securities, mortgage loans and financial guarantees.  These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation.  The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Company in preparing the accompanying statutory-based financial statements:

CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

Cash, cash equivalents and short-term investments are highly liquid securities.  The Company’s cash equivalents primarily include cash, commercial paper and money market investments which have an original term to maturity of less than three months.  Short-term investments include debt instruments with a term to maturity exceeding three months, but less than one year on the date of acquisition.  Cash equivalents and short-term investments are held at amortized cost, which approximates fair value.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
       (CONTINUED)

INVESTMENTS

Debt Securities

Investments in debt securities including bonds, mortgage-backed securities (“MBS”) and asset-backed securities (“ABS”) are carried at amortized cost using the scientific method, except for those securities where the NAIC rating has fallen to 6 and the fair value has fallen below amortized cost, in which case they are carried at fair value. Adjustments to the value of MBS and ABS securities based on changes in cash flows, including those related to changes in prepayment assumptions, are made retrospectively. As part of this process, a third-party vendor for each security type was appointed by the NAIC to develop a revised NAIC rating methodology to be used for December 31, 2010 and thereafter.  The ratings for these RMBS and CMBS securities were determined by comparing the insurer’s carrying value divided by remaining par value to price ranges provided by the third-party vendors corresponding to each NAIC designation.  Comparisons were initially made to the model based on amortized cost.  Where the resulting rating was a NAIC 6 per the model, further comparison based on fair value was required which, in some cases, resulted in a higher final NAIC rating.  The net impact to surplus and unrealized gain/loss within surplus for the CMBS securities when placed under regulatory review at December 31, 2010 was a loss of $38.1 million.

The definition of structured securities under SSAP No. 43R, Loan Backed and Structured Securities – Revised (“SSAP No. 43R”), was modified in 2011 to include within the category of ABS certain debt securities that were previously classified by the Company as issuer obligations.  The types of securities reclassified under the revised definition included certain equipment trust certificates, guaranteed contracts, secured leases and secured contracts. Interest income on bonds, MBS, and ABS is recognized when earned based upon estimated principal repayments, if applicable.  For debt securities subject to prepayment risk, yields are recalculated and asset balances adjusted periodically so that expected return on future cash flows matches the expected return over the life of the investment from acquisition.  If the collection of all contractual cash flows is not probable, an OTTI may be indicated.  The process of analyzing securities for an OTTI adjustment is further described in Note 3.

Preferred Stocks and Common Stocks

Preferred stocks with an NAIC designation of 1 through 3 are carried at amortized cost.  Those with NAIC designations of 4 through 6 are carried at the lower of amortized cost or fair value.  Common stocks are carried at fair value except investments in subsidiaries.  The latter are carried based on the underlying statutory equity of the subsidiary.  The Company accounts for its investments in subsidiaries in accordance with SSAP No. 97 with the exception of the permitted practice granted by the Commissioner discussed previously. The Company has ownership interests in joint ventures and partnerships which are carried at values based on the underlying equity of the investee in accordance with SSAP No. 48 Joint Ventures, Partnerships and Limited Liability Companies (“SSAP No. 48”), and SSAP No. 93, Accounting for Low Income Housing Tax Credit Property Investments (“SSAP No. 93”).  Audited financial statements are received on an annual basis.  OTTI on stocks is evaluated under the methodology described in Note 3.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
      (CONTINUED)

Mortgage Loans

Mortgage loans are stated at unpaid principal balances, net of provisions for estimated losses.  Mortgage loans acquired at a premium or discount are carried at amortized cost using the effective interest rate method, net of provisions for estimated losses.  Purchases and sales of mortgage loans are recognized or derecognized in the Company’s balance sheet on the loan’s trade date, which is the date that the Company commits to purchase or sell the loan.  Transaction costs on mortgage loans are capitalized on initial recognition and are recognized in the Company’s Statement of Operations using the effective interest method.  Mortgage loans, which primarily include commercial first mortgages, are diversified by property type and geographic area throughout the United States.  Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property’s value at the time that the original loan is made.  The Company regularly assesses the value of the collateral.

A mortgage loan is considered impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan. When a mortgage loan is classified as impaired, allowances for credit losses are established to adjust the carrying value of the loan to its net recoverable amount.

The allowance for credit losses are estimated using the present value of expected cash flows discounted at the loan’s effective interest rate or the fair value of the collateral, if the loan is collateral dependent. A specific allowance for loan loss is established for an impaired loan if the present value of expected cash flows discounted at the loan’s effective interest rate, or the fair value of the collateral less cost to sell, is less than the recorded amount of the loan.  The full extent of impairment in the mortgage portfolio cannot be assessed solely by reviewing these loans individually.  A general allowance for loan loss is established based on an assessment of past loss experience on groups of loans with similar characteristics and current economic conditions.  While management believes that it uses the best information available to establish the loan loss allowances, future adjustments may become necessary if economic conditions differ from the assumptions used in calculating them.

Interest income is recognized on impaired mortgage loans when the collection of contractually specified future cash flows is probable, in which case cash receipts are recorded in accordance with the effective interest rate method.  Interest income is not recognized on impaired mortgage loans and these mortgage loans are placed on non-accrual status when the collection of contractually specified future cash flows is not probable, in which case cash receipts are applied in the following order: first against the carrying value of the loan, then against the provision, and then to income.  The accrual of interest resumes when the collection of contractually specified future cash flows becomes probable based on certain facts and circumstances.

Changes in allowances for losses are recorded as changes in unrealized gains and losses to surplus.  Once the conditions causing impairment improve and future payments are reasonably assured, the mortgages are no longer classified as impaired and the Company resumes accrual of income.  However, if the original terms of the contract have been changed resulting in the Company providing an economic concession to the borrower at below market rates, then the mortgage is reclassified as restructured.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
      (CONTINUED)

If the conditions causing impairment do not improve and future payments remain unassured, the Company typically derecognizes the asset through disposition or foreclosure.  Uncollectible collateral-dependent loans are written off through realized losses for any difference between the carrying value and amount received for the underlying property at the time of disposition or foreclosure.

Real Estate

Real Estate includes properties held for investment and properties held for sale. Real estate held for investment is stated at depreciated cost using the straight-line method net of encumbrances.  Properties held for sale are carried at the lower of depreciated cost or fair value less encumbrances and disposition costs.

Contract Loans

Contract loans are carried at the amount of outstanding principal balance. Contract loans are collateralized by the related insurance policy and do not exceed the net cash surrender value of such policy.

Asset Valuation Reserve and Interest Maintenance Reserve

The AVR is established as a liability based upon a formula prescribed by the NAIC to offset potential credit-related investment losses on all invested assets, with changes in the AVR charged or credited directly to surplus.  The IMR is established as a liability to capture realized gains and losses, net of income tax, on the sale of fixed income investments, principally bonds, mortgage loans and derivatives, resulting from changes in the general level of interest rates, and is amortized into income over the remaining years to expected maturity of the assets sold.

Derivatives

As part of the Company’s overall risk management policy, the Company uses interest rate swaps, over the counter (“OTC”) and listed options, exchange traded futures, currency forwards, currency swaps and swaptions.  Interest rate swaps are used to adjust asset duration and to better match interest rates earned on long-term fixed rate assets with interest credited to policyholders.  Interest rate swaps, purchased prior to January 1, 2003, are financial instruments with off-balance sheet risk.  Swaps purchased on January 1, 2003 and after are stated at fair value and changes in fair value are recorded through unrealized gains/losses within surplus.  Since October 1, 2008, the Company also utilizes interest rate swaps to hedge interest rate risk arising from the variability of cash flows due to certain variable rate funding agreements. These swaps are designated as cash flow hedges. Interest rate swaps that qualify for hedge accounting treatment are recognized in a manner consistent with the hedged item, at amortized cost.  At the date of designation, the fair value of the associated interest rate swap which had previously been recorded as an unrealized loss to surplus is fixed with subsequent amortization into income through the related policy’s maturity date. In the event a swap is not proven highly effective it is stated at fair value and then changes in fair value are recorded through unrealized gains/losses within surplus.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
      (CONTINUED)

The Company utilizes OTC put options and exchange traded futures on the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”) and other indices to hedge against stock market exposure inherent in the mortality and expense risk charges and guaranteed minimum death and living benefit features of the Company's variable annuities.  These options are stated at fair value.  Changes in fair value for options purchased prior to January 1, 2003 are recorded in net investment income. Changes in fair value for options purchased on January 1, 2003 and after are recorded in unrealized gains/losses within surplus.  The Company also purchases OTC and listed call options and exchange traded futures on the S&P 500 Index and other indices to economically hedge its obligation under certain fixed indexed annuity contracts.  The interest credited on these 1, 3, 5, 7 and 10 year term products are based on the changes in the S&P 500 Index.

The Company uses currency swaps to hedge against the risk of fluctuations in foreign currency exchange rates.  Currency swaps are marked to market.  Changes in fair value are recorded as unrealized gains/losses  within surplus.  Swaptions are utilized by the Company to hedge exposure to interest rate risk.  At the trade settlement date of a swaption, a premium is paid to the counterparty and recorded as an asset.  At expiration, swaptions either cash settle for value, settle into an interest rate swap or expire worthless. Swaptions are marked to market and changes in fair value are recorded in unrealized gains/losses (surplus).  Credit valuation adjustments (“CVAs”) are necessary to properly reflect the component of fair value of derivative instruments that arises from default risk.  CVAs are based on a methodology that uses credit default swap (“CDS”) spreads as a key input in determining an implied level of expected loss over the total life of the derivative contact. Where no observable CDS spreads are available, the counterparty’s or the Company’s credit spreads derived from bond yields are used instead.  CVAs are intended to achieve a fair value of the underlying contracts and are normally based on publicly available information. The CVAs also take into account contractual factors designed to reduce the Company’s credit exposure to each counterparty, such as collateral and legal rights of offset. CVAs are not recorded for interest rate swaps used as cash flow hedges when proven highly effective.

POLICY AND CONTRACT RESERVES

The reserves for life insurance and annuity contracts are computed in accordance with presently accepted actuarial standards, and are based on actuarial assumptions and methods (including use of published mortality tables and prescribed interest rates) which produce reserves at least as great as those required by law and/or contract provisions.

Liabilities for unpaid claims consist of the estimated amount payable for claims reported but not yet settled and an estimate of claims incurred but not reported.  The amounts reported are based upon historical experience, adjusted for trends and current circumstances.  Management believes that the recorded liability is sufficient to provide for the associated claims adjustment expenses. Revisions of these estimates are included in operations in the year such adjustments are determined to be required.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
      (CONTINUED)

INCOME TAXES

The Company accounts for current and deferred income taxes and recognizes reserves for income tax contingencies in accordance with SSAP No. 101, Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10 (“SSAP No. 101”). Under the applicable asset and liability method for recording deferred income taxes, deferred taxes are recognized when assets and liabilities have different values for financial statement and tax reporting purposes, using enacted tax rates in effect for the year in which the differences are expected to reverse.

The effect of a change in tax rates on deferred tax assets and liabilities is recognized in income in the period that includes the enactment date.  Valuation allowances on deferred tax assets are estimated based on the Company’s assessment of the realizability of such amounts.  Refer to Note 15 of the Company’s financial statements for further discussion of the Company’s income taxes.

INCOME AND EXPENSES

Life premiums are recognized as income over the premium paying period of the related policies.  Annuity considerations are recognized as revenue when received.  Expenses, such as commissions and other costs applicable to the acquisition of new business, are charged to operations as incurred.

SEPARATE ACCOUNTS

The Company has established unitized separate accounts applicable to various classes of contracts providing for variable benefits (the “variable separate accounts”). Contracts for which funds are invested in the variable separate accounts include individual and group life and annuity contracts.

The Company has also established non-unitized separate accounts for certain MVA fixed annuities including those for amounts allocated to the fixed portion of certain combination fixed and variable deferred annuity contracts.  The assets of the non-unitized separate account are not legally insulated from the Company’s general account and can be used to satisfy general account liabilities.  See Note 12 for additional information.

Net investment income, capital gains and losses, and changes in mutual fund asset values on the variable separate accounts are allocated to policyholders and therefore do not affect the operating results of the Company.  Assets held in the variable separate accounts are carried at fair value. The investment risk of such securities is retained by the contractholder.  The Company earns separate account fees for providing administrative services and bearing the mortality risks related to contracts for which funds are invested in variable separate accounts.

The activity of the separate accounts is not reflected in the Company’s financial statements except for the following:

• The fees that the Company receives, which are assessed periodically and recognized as revenue when assessed.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
       (CONTINUED)

•           The activity related to the guaranteed minimum death benefit (“GMDB”), guaranteed minimum accumulation benefit (“GMAB”) and guaranteed minimum withdrawal benefit (“GMWB”), which is reflected in the Company’s financial statements.

•           Premiums and withdrawals with offsetting transfers to/from the separate accounts are reflected in the Statement of Operations.

•           Transfers from the separate accounts due and accrued, which include accrued expense allowances receivable from the variable separate accounts and the aggregate surplus (income) due and accrued from MVA contracts.

• The dividends-received-deduction (“DRD”), which is included in the Company’s income tax expense, is calculated based upon the variable separate accounts’ assets held in connection with variable contracts.

ACCOUNTING PRONOUNCEMENTS

New and Adopted Accounting Pronouncements

Effective January 1, 2012, the NAIC adopted SSAP No. 101. Under SSAP No. 101, deferred tax assets are admitted based on a realization threshold limitation table. The Company recorded the following changes in surplus as a result of the adoption:

(In Thousands)

Reclassification of SSAP No. 10R
write-in within surplus	$71,677

Change in non-admitted DTA
as a result of adoption	(49,877)

Cumulative effect of change
in accounting principle	$21,800

Prior to the adoption of SSAP No. 101, the Company accounted for income taxes under SSAP No. 10R, Income Taxes – Revised, A Temporary Replacement of SSAP No. 10 (“SSAP No. 10R”), which provided for a three-year reversal period and 15% of adjusted surplus.  The application of SSAP No. 10R resulted in an increase of $71.7 million and $68.0 million in the Company’s surplus at December 31, 2011 and 2010, respectively.

Effective January 1, 2012, the NAIC revised the disclosure requirements of SSAP No. 100, Fair Value Measurements, to clarify the disclosures of the fair value of financial instruments. The changes in the disclosures have been reflected in Note 13.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
       (CONTINUED)

Effective December 31, 2011, the NAIC adopted SSAP No. 5R, Liabilities, Contingencies and Impairments of Assets (“SSAP No. 5R”).   SSAP No. 5R requires entities to recognize, at the inception of a guarantee, a liability for the obligations it has undertaken in issuing the guarantee, even if the likelihood of having to make payments under the guarantee is remote.  Guarantees made to/or on behalf of a wholly-owned subsidiary, and inter-company and related party guarantees that are considered “unlimited” are exempted from the initial liability recognition.  As such, the guidance did not have a significant impact upon adoption.  The additional disclosures required by SSAP No. 5R have been incorporated in Note 2.

Effective January 1, 2011, the NAIC adopted changes to SSAP No. 43R, Loan-backed and Structured Securities, Revised (“SSAP No. 43R”).  These changes included broadening the definition of loan-backed and structured securities and clarification of the requirement to bifurcate realized gains and losses between the asset valuation reserve (“AVR”) and the interest maintenance reserve (“IMR”).  Neither of the changes had a material impact on the Company's statutory-basis net income or surplus.

Effective January 1, 2011, the NAIC adopted SSAP No. 35R, Guaranty Fund and Other Assessments (“SSAP No. 35R”). SSAP No. 35R modifies the conditions required before recognizing liabilities for insurance-related assessments. The liability is not recognized until the event obligating an entity to pay an imposed or probable assessment has occurred. The adoption of SSAP No. 35R did not have a significant impact on the financial statements of the Company.

Accounting Standards Not Yet Adopted

Effective December 31, 2013, the NAIC adopted SSAP No. 103, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities (“SSAP No. 103”). SSAP No. 103 replaces SSAP No. 91R of the same name and establishes new conditions for when a transferred financial asset is accounted for as a sale in addition to removing the concept of a qualifying special-purpose entity. The adoption of the standard is not expected to have a significant impact on the financial statements of the Company.

2.   RELATED PARTY TRANSACTIONS

The Company has significant transactions with affiliates.  Management believes intercompany revenues and expenses are calculated on a reasonable basis; however, these amounts may not necessarily be indicative of costs that would be incurred if the Company operated on a stand-alone basis and these transactions were with unrelated parties.  Below is a summary of significant transactions with affiliates.

As of December 31, 2012, the Company directly or indirectly owned all of the outstanding shares or members interest of the following entities, all of which are recorded as investments in subsidiaries in the Company’s statutory-basis financial statements: SLNY, the business of which includes individual fixed and variable annuity contracts, group life, group disability, group dental, group stop loss  and individual life insurance in New York; ILAC, a Delaware life insurance company that sold variable life insurance products and fixed annuities; Clarendon Insurance Agency, Inc., a registered broker-dealer; 7101 France Avenue, LLC; Sun MetroNorth, LLC; SL Investment DELRE Holdings 2009-1, LLC; SLF Private Placement Investment Company I, LLC and SLNY Private Placement Investment Company I, LLC.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

2.   RELATED PARTY TRANSACTIONS (CONTINUED)

SLF Private Placement Investment Company I, LLC and SLNY Private Placement Investment Company I, LLC are carried at a zero equity value.

In December 2012, the Company’s Board of Directors approved the extraordinary distribution of all of the issued and outstanding shares of ILAC to the Parent. The Company received regulatory approval for the distribution, and ILAC was distributed effective January 1, 2013.  Refer to Note 19.  In addition, SLNY Private Placement Investment Company I, LLC, which was carried at a zero equity value, was cancelled during the fourth quarter of 2012.  During 2011, Sun Parkaire Landing, LLC was dissolved.  The value of real estate transferred to held for production of income was $18.5 million.

Summarized combined financial information of the Company’s subsidiaries, which are included in common stocks and other invested assets in the accompanying financial statements on an equity basis, are as follows:

	Years Ended December 31,
(In Thousands)	2012	2011

Assets	$3,733,791	$3,700,561
Liabilities	3,239,634	3,264,337
Total net assets	$494,157	$436,224

Total revenues	$272,476	$508,828
Operating expenses	216,718	505,876
Income tax expense	16,379	919
Net gain	$39,379	$2,033

The Company does not own shares of an upstream intermediate entity or ultimate parent, directly or indirectly, via a downstream subsidiary, controlled, or affiliated entity.

In accordance with SLF’s strategy, SLNY also closed its variable annuity and individual life products to new sales effective December 30, 2011, with certain exceptions.  (See Note 1.)

Reinsurance Related Agreements

As more fully described in Note 9, the Company is party to several reinsurance transactions with SLOC and other affiliates.

In December 2012, in connection with the Sale Transaction, the Company’s Board of Directors of the Company approved the recapture of 100 percent of the risks under certain SPWL policies that are currently reinsured to its affiliate, SLOC, pursuant to a December 31, 2003 reinsurance agreement.  The transaction was recorded during the first quarter of 2013.  See Note 19 for further details.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

2.   RELATED PARTY TRANSACTIONS (CONTINUED)

The Company  has a reinsurance agreement with Sun Life Reinsurance (Barbados) No. 3 Corp. (“BarbCo 3”), an affiliate, to cede all of the risks associated with certain in-force corporate and bank-owned variable universal life and private placement variable universal life policies on a combination coinsurance, coinsurance with funds-withheld and a modified coinsurance basis.

Effective January 1, 2010, the Company and BarbCo 3 amended the agreement to include coverage of certain corporate and bank-owned variable universal life and private placement variable universal life insurance cases sold between December 31, 2009 and March 31, 2010, inclusive.  Reinsurance coverage continued for all cases sold prior to April 1, 2010.  However, cases sold on or after April 1, 2010 have not been reinsured.  This amendment also enabled the Company to discontinue reinsuring a portion of the covered business that was previously reinsured on a modified coinsurance basis, effective April 1, 2010.  The discontinuance of the business reinsured on a modified coinsurance basis did not have a material impact on the Company’s financial statements.

Capital Transactions

The Company did not receive any capital contributions from the Parent during the years ended December 31, 2012, 2011 and 2010.  No dividends were paid during the year ended December 31, 2012. During the year ended December 31, 2011, the Company paid an extraordinary cash dividend of $300.0 million to the Parent. No dividends were paid during the year ended December 31, 2010.

During 2012 and 2011, the Company contributed to its subsidiary, SL Investment DELRE Holdings 2009-1, LLC, mortgages with a book value and fair value of approximately $41.1 million and 23.4 million, respectively.

Debt and Surplus Note Transactions

As of December 31, 2011 and 2010, the Company had an $18.0 million outstanding promissory note that was originally issued to Sun Life (Hungary) Group Financing Limited Company (“Sun Life (Hungary) LLC”), an affiliate, for which the Company paid interest semi-annually.  On June 2, 2011, Sun Life (Hungry) LLC sold the $18.0 million note to SLOC.  With the exception of the change in lenders, this transaction did not have any impact on the terms of the promissory note.  Effective June 2, 2011, the Company began paying the related interest to SLOC. On June 29, 2012, the Company paid the $18.0 million of outstanding principal, plus $0.5 million in accrued interest to SLOC due to the maturity of the note.  Related to this note, the Company incurred interest expense of $0.5 million for the year ended December 31, 2012 and $1.0 million for each of the years ended December 31, 2011 and 2010, respectively.

As of December 31, 2012, and 2011, the Company had $565.0 million of surplus notes payable to Sun Life Financial (U.S.) Finance Inc., an affiliate.  During 2012, the Company applied for and received approval from the Delaware Department of Insurance for certain modifications to two surplus notes payable to Sun Life Financial (U.S.) Finance, Inc. The modifications extended the maturity dates on both surplus notes from December 15, 2015 to December 15, 2032, changed the interest rates from 6.125% per annum and 7.25% per annum to 7.626% and modified the prepayment language in both surplus notes. These changes were effective October 1, 2012.  The Company expensed $42.7 million for interest on these surplus notes for year ended December 31, 2012 and $42.6 million for each of the years ended December 31, 2011 and 2010, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

2.   RELATED PARTY TRANSACTIONS (CONTINUED)

Institutional Investments Contracts

On September 12, 2006, the Company issued two floating rate funding agreements totaling $900.0 million to Sun Life Financial Global Funding III, L.L.C. (“LLC III”) which will mature on October 6, 2013.  On April 7, 2008, the Company issued a third floating rate funding agreement totaling $5.8 million to LLC III, which matured on December 1, 2011.  The Company paid $5.9 million to LLC III, including $0.01 million in interest due to the maturity of the third funding agreement.  Total interest credited for these three funding agreements was $7.3 million, $5.9 million and $6.2 million for the years ended December 31, 2012, 2011 and 2010, respectively.  On September 19, 2006, the Company also issued a $100.0 million floating rate demand note payable to LLC III.  For interest on this demand note, the Company expensed $0.8 million for year ended December 31, 2012 and $0.7 million for each of the years ended 2011 and 2010, respectively. The Company has entered into an interest rate swap agreement with LLC III with an aggregate notional amount of $900.0 million that effectively converts the floating rate payment obligations under the funding agreements to fixed rate obligations.

On May 17, 2006, the Company issued a floating rate funding agreement of $900.0 million to Sun Life Financial Global Funding II, L.L.C. (“LLC II”), an affiliate.  On April 7, 2008, the Company issued an additional floating rate funding agreement totaling $7.5 million to LLC II.  On July 1, 2011 and July 19, 2011, the Company paid $901.3 million and $7.5 million to LLC II due to the maturity of these funding agreements that the Company issued to LLC II.  The payments included $1.3 million of accrued interest.

Total interest credited for these funding agreements was $2.6 million and $5.4 million for the years ended December 31, 2011 and 2010, respectively.

The Company also issued a $100.0 million floating rate demand note payable to LLC II on May 24, 2006.    On July 19, 2011, the Company paid $100.0 million to LLC II, including $0.01 million in interest due to the maturity of the floating rate demand note.  For interest on this demand note, the Company expensed $0.3 million and $0.6 million for the years ended December 31, 2011 and 2010, respectively.

The Company had entered into an interest rate swap agreement with LLC II with an aggregate notional amount of $900.0 million that effectively converted the floating rate payment obligations under the funding agreement to fixed rate obligations.  This interest swap agreement expired on July 6, 2011 due to the maturity of the underlying floating rate funding agreement with LLC II.

On June 3, 2005 and June 29, 2005, the Company issued two floating rate funding agreements with a combined total of $900.0 million to Sun Life Financial Global Funding, L.L.C. ("LLC") due 2010.  On April 7, 2008, the Company issued an additional floating rate funding agreement totaling $10.0 million to LLC.  On July 1, 2010 and July 8, 2010, the Company paid $900.0 million and $10.0 million, respectively, to LLC due to the maturity of these funding agreements. Total interest credited for these funding agreements was $2.9 million for the year ended December 31, 2010.  On June 10, 2005, the Company also issued a $100.0 million floating rate demand note payable to LLC, which matured on July 6, 2010.  On August 6, 2010, the Company paid $100.1 million to LLC, including $0.1 million in interest due to settle the $100 million demand note payable.  The Company expensed $0.5 million for the year ended December 31, 2010, for interest on this demand note.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

2.   RELATED PARTY TRANSACTIONS (CONTINUED)

The Company had an interest rate swap agreement with LLC with an aggregate notional amount of $900.0 million that effectively converted the floating rate payment obligations under the funding agreements to fixed rate obligations. The related $900.0 million interest rate swap agreement expired on July 6, 2010 due to the maturity of the floating rate funding agreements with LLC.

The account values related to these funding agreements issued to LLC III, and LLC II  are reported in the Company’s statutory-basis statements of admitted assets, liabilities, capital stock and surplus as a component of liability for deposit-type contracts.

The details of outstanding notes due affiliates at December 31, 2012 are as follows (amounts in thousands):

Issue Date	Payees	Type	Rate	Maturity	Principal/ Carrying Value	Interest Expense

12/15/1995	Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.150%	12/15/2027	$150,000	$9,225
12/15/1995	Sun Life Financial (U.S.) Finance, Inc.	Surplus	7.626%	12/15/2032	150,000	10,991
12/15/1995	Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.150%	12/15/2027	7,500	461
12/15/1995	Sun Life Financial (U.S.) Finance, Inc.	Surplus	7.626%	12/15/2032	7,500	483
12/22/1997	Sun Life Financial (U.S.) Finance, Inc.	Surplus	8.625%	11/06/2027	250,000	21,563
	Total surplus notes				$565,000	$42,723

07/22/2002	Sun Life Assurance Company of Canada	Promissory	5.710%	06/30/2012	-	514
09/19/2006	Sun Life Financial Global Funding III, L.L.C.	Demand	Libor plus 0.35%	10/06/2013	100,000	836
	Total borrowed money				$100,000	$1,350
	Grand total				$665,000	$44,073

The details of outstanding notes due affiliates at December 31, 2011 are as follows (amounts in thousands):

Issue Date	Payees	Type	Rate	Maturity	Principal/ Carrying Value	Interest Expense

12/15/1995	Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.150%	12/15/2027	$150,000	$9,225
12/15/1995	Sun Life Financial (U.S.) Finance, Inc.	Surplus	7.250%	12/15/2015	150,000	10,875
12/15/1995	Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.150%	12/15/2027	7,500	461
12/15/1995	Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.125%	12/15/2015	7,500	459
12/22/1997	Sun Life Financial (U.S.) Finance, Inc.	Surplus	8.625%	11/06/2027	250,000	21,563
	Total surplus notes				$565,000	$42,583

07/22/2002	Sun Life Assurance Company of Canada	Promissory	5.710%	06/30/2012	18,000	1,028
05/24/2006	Sun Life Financial Global Funding II, L.L.C.	Demand	Libor plus 0.26%	07/06/2011	-	310
09/19/2006	Sun Life Financial Global Funding III, L.L.C.	Demand	Libor plus 0.35%	10/06/2013	100,000	664
	Total borrowed money				$118,000	$2,002
	Grand total				$683,000	$44,585

Each payment and accrual of interest on surplus notes may be made only with the prior approval of the Commissioner of Insurance of the State of Delaware and only to the extent the Company has sufficient surplus to make such payment.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

2.   RELATED PARTY TRANSACTIONS (CONTINUED)

Administrative Service Agreements, Rent and Other

The Company participates in a pension plan and other retirement plans sponsored by an affiliate, Sun Life Financial (U.S.) Services Company, Inc. (“Sun Life Services”). The allocated expenses to the Company from Sun Life Services were $18.0 million, $21.9 million and $24.9 million for the years ended December 31, 2012, 2011 and 2010, respectively.

On December 31, 2009 the Company transferred assets to Sun Life Services, which resulted in a sale-leaseback transaction.  At the time of the transfer, the Company established a liability, which represented the cost of certain of the assets transferred, and had been amortizing the liability over the remaining useful life of the assets on a straight-line basis.  During December, 2012, the value of the assets transferred were written down to zero, and the remaining liability was amortized into income.  The write-off resulted in an increase to surplus of approximately $8.6 million, pre-tax, as the leased assets had been previously non-admitted.  The Company has no remaining future minimum lease payments related to these assets.  For the year ended December 31, 2011, the Company recorded non-admitted assets with a corresponding deposit liability of $11.4 million.

The Company is party to various related party administrative service agreements as described below.  Certain of these affiliated service agreements may be amended or terminated upon the close of the Sale Transaction, described in Note 1.

Pursuant to an administrative services agreement between the Company and Sun Life Services, Sun Life Services agrees to provide human resource services (e.g., recruiting and maintaining appropriately trained and qualified personnel and equipment necessary for the performance of actuarial, financial, legal, administrative, and other operational support functions) to the Company, and the Company agrees to reimburse Sun Life Services for the cost of such services plus an arms-length based profit margin to be agreed upon by the parties.  Total expenses under this agreement were $75.1 million, $91.1 million and $100.1 million for the years ended December 31, 2012, 2011 and 2010, respectively.

The Company has an administrative services agreement with SLOC under which the Company provides various administrative services to SLOC upon request.  Pursuant to this agreement, the Company recorded reimbursements of $129.6 million, $99.3 million and $99.1 million for the years ended December 31, 2012, 2011 and 2010, respectively.

The Company has an administrative services agreement with SLOC, which provides that SLOC will furnish, as requested, certain services and facilities on a cost-reimbursement basis.  Expenses under this agreement amounted to approximately $7.5 million, $12.6 million, and $11.5 million for the years ended December 31, 2012, 2011 and 2010, respectively.

The Company has an administrative services agreement with Sun Life Information Services Canada, Inc. ("SLISC"), an affiliate, under which SLISC provides administrative and support services to the Company in connection with the Company’s insurance and annuity business.  Expenses under this agreement amounted to approximately $18.4 million, $19.3 million and $18.0 million for the years ended December 31, 2012, 2011 and 2010, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

2.   RELATED PARTY TRANSACTIONS (CONTINUED)

The Company has service agreements with Sun Life Information Services Ireland Limited ("SLISIL"), an affiliate, under which SLISIL provides various insurance related and information systems services to the Company.  Expenses under these agreements amounted to approximately $25.3 million, $22.6 million and $23.5 million for the years ended December 31, 2012, 2011 and 2010, respectively.

The Company has an administrative services agreement with SLC-U.S. Ops Holdings, under which the Company provides administrative and investor services with respect to certain open-end management investment companies for which an affiliate, Massachusetts Financial Services Company (“MFS”), serves as the investment adviser, and which are offered to certain of the Company’s separate accounts established in connection with variable annuity contracts issued by the Company.  Amounts received under this agreement amounted to approximately $14.2 million, $12.7 million and $13.0 million for the years ended December 31, 2012, 2011 and 2010, respectively.

During 2012, 2011 and 2010, the Company paid $10.2 million, $35.9 million and $38.2 million, respectively, in commission fees to Sun Life Financial Distributors, Inc. (“SLFD”), an affiliated broker dealer.

The Company has an administrative services agreement with Sun Capital Advisers LLC (“SCA”), an affiliated investment adviser, under which the Company provides administrative services with respect to certain open-end investment management companies for which SCA serves as the investment adviser, and which are offered to certain of the Company's separate accounts established in connection with variable contracts issued by the Company. Amounts received under this agreement amounted to approximately $16.4 million, $16.6 million and $13.0 million for the years ended December 31, 2012, 2011 and 2010.  The Company paid $15.7 million, $17.9 million and $18.9 million in investment management fees to SCA under a separate investment services agreement for the years ended December 31, 2012, 2011 and 2010, respectively.

The Company has a management services agreement with SLNY, whereby the Company furnishes certain investment, actuarial, and administrative services to SLNY on a cost reimbursement basis.  The Company received reimbursements related to this agreement of $30.0 million, $31.2 million and $30.9 million for the years ended December 31, 2012, 2011 and 2010, respectively.

The Company leased office space to SLOC under lease agreements with terms expiring on December 31, 2014 and options to extend the terms for each of twelve successive five-year terms at fair market rental value, not to exceed 125% of the fixed rent for the term which is then ending.  Rent received by the Company under the leases amounted to approximately $12.6 million in 2012 and $12.1 million in 2011 and 2010. Rental income is reported as a component of net investment income.  This lease was revised on January 1, 2013.  Refer to Note 19.

During 2010, the Company sold mortgages to SLOC with a book value of $85.6 million and a fair value of $93.4 million and recognized a pre-tax gain of $7.8 million as a result.  During 2010, the Company also purchased $52.2 million of unrelated mortgage loans from SLOC at fair value.

The Company had $71.0 million and $54.0 million due from related parties at December 31, 2012 and 2011, respectively, and had $18.5 million and $27.9 million due to related parties, recorded as a component of Other liabilities, at December 31, 2012 and 2011, respectively, under the terms of various management and service contracts which provide for cash settlements on a quarterly or more frequent basis.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

2.   RELATED PARTY TRANSACTIONS (CONTINUED)

The Company, as successor to Keyport Life Insurance Company (“Keyport”), which merged with and into the Company at close of business on December 31, 2003, unconditionally guarantees the full and punctual payment when due of any obligations of its wholly-owned subsidiary, ILAC, arising out of or in connection with any insurance or annuity contract (“Contract”) issued by ILAC on or after June 25, 1998. The purpose of this guaranty is to enhance the financial strength of ILAC. The liability of the Company under the guaranty is unlimited to any specific sum and continues until terminated by mutual agreement of the parties. In the event of such termination, the Company will not be liable under the guarantee in connection with any Contract issued by ILAC after the termination date; however, the guarantee will continue in effect with respect to any obligations arising out of or in connection with any Contract issued after June 25, 1998 and before the termination date. The guaranty will not exceed contractual obligations to the policyholders of the contracts.  No contracts were issued by ILAC after June 25, 1998. At December 31, 2012 and 2011, there is no liability accrued under this guaranty.

The Company, as successor to Keyport, unconditionally guarantees the full and punctual payment when due of any obligations of Keyport Benefit Life Insurance Company (“KBL”) arising out of or in connection with any Contract issued by KBL on or after June 25, 1998 and before December 31, 2002, the date that KBL merged with and into the Company’s wholly-owned subsidiary, SLNY. The purpose of this guaranty was to enhance the financial strength of KBL. The liability of the Company under the guaranty is unlimited to any specific sum. The guaranty will not exceed contractual obligations to the policyholders of the contracts. At December 31, 2012 and 2011, there is no liability accrued under this guaranty.

The Company guarantees on a subordinated basis all amounts payable by SLNY to holders of certain deferred combination fixed and variable annuity contracts (“MVA Contracts”) issued by SLNY which include the option to earn a guaranteed fixed return for specified periods (“Guarantee Period”). The Company unconditionally and irrevocably guarantees the full and punctual payment when due of all amounts payable by SLNY from a Guarantee Period to any holder. The guarantee is subject to no preconditions other than the failure by SLNY to pay when due any Guarantee Period interests. SLNY registered such Guarantee Period interests under the Securities Act of 1933 with the Securities and Exchange Commission (“SEC”). Under the SEC’s rules, implementation of the guarantee permitted SLNY to stop filing periodic reports with the SEC pursuant to the Securities Exchange Act of 1934, and the purpose of the guarantee was to achieve that result. The Company’s guarantee in this regard guarantees the payment of amounts payable by SLNY from a Guarantee Period but does not guarantee any other obligations of SLNY under the MVA Contracts. The obligations under the guarantee are unsecured obligations of the Company and subordinate in right of payment to the prior payment in full of all other obligations of the Company except for guarantees which by their terms are designated as ranking equally in right of payment with or subordinate to this guarantee. The liability of the Company under the guaranty is unlimited to any specific sum. The guaranty will not exceed contractual obligations to the policyholders of the MVA Contracts. At December 31, 2012 and 2011, there is no liability accrued under this guaranty.

The Company guaranteed the full and timely payment of the obligations of SLFD, as tenant under a commercial office lease dated April 13, 2007.  Prior to December 31, 2011, SLFD provided written notice to the landlord of its intention to terminate the lease effective January 14, 2013 and paid $3.5 million in surrender considerations.  The maximum potential amount of future payments (undiscounted) that the guarantor could have been required to make under the guarantee was $0. This guarantee terminated with the termination of the office lease.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

2.   RELATED PARTY TRANSACTIONS (CONTINUED)

The Company recorded tax benefits from stock options of approximately $(0.2) million, $1.0 million and $0.6 million for the years ended December 31, 2012, 2011 and 2010, respectively. Employees of the Company’s affiliates are participants in a restricted share unit (“RSU”) plan with the Company’s indirect parent, SLF.

Under the RSU plan, participants are granted units that are equivalent to one common share of SLF stock and have a fair value of a common share of SLF stock on the date of grant.  RSUs earn dividend equivalents in the form of additional RSUs at the same rate as the dividends on common shares of SLF stock.  The redemption value, upon vesting, is the fair value of an equal number of common shares of SLF stock.  The Company incurred expenses of $7.8 million, $5.7 million and $9.6 million relating to RSUs for the years ended December 31, 2012, 2011 and 2010, respectively.

3.  DEBT SECURITIES

The statement value and fair value of the Company’s debt securities were as follows:

	December 31, 2012
(In Thousands)		Gross	Gross
	Statement	Unrealized	Unrealized	Estimated
	Value	Gains	Losses	Fair Value

Foreign Government	$3,211	$441	$-	$3,652
US State, Municipals and Political Subdivisions	1,058	22	(14)	1,066
US Treasury & Agency	1,099,088	2,974	(954)	1,101,108
Residential Mortgage Backed Securities	672,085	12,385	(25)	684,445
Commercial Mortgage Backed Securities	616,847	38,538	(7,109)	648,276
Corporate	4,504,111	350,525	(25,611)	4,829,025
Asset Backed Securities	411,799	53,507	(1,439)	463,867
Total	$7,308,199	$458,392	$(35,152)	$7,731,439

	December 31, 2011
(In Thousands)		Gross	Gross
	Statement	Unrealized	Unrealized	Estimated
	Value	Gains	Losses	Fair Value

Foreign Government	$3,183	$236	$-	$3,419
US State, Municipals and Political Subdivisions	816	56	-	872
US Treasury & Agency	503,412	5,187	-	508,599
Residential Mortgage Backed Securities	864,049	13,534	(113,865)	763,718
Commercial Mortgage Backed Securities	669,740	30,605	(85,563)	614,782
Corporate	4,911,942	252,596	(74,871)	5,089,667
Asset Backed Securities	502,084	52,826	(14,912)	539,998
Total	$7,455,226	$355,040	$(289,211)	$7,521,055

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

3.  DEBT SECURITIES (CONTINUED)

The statement value and estimated fair value by maturity periods for debt securities, other than ABS and MBS are shown below.  Actual maturities may differ from contractual maturities on ABS and MBS because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties; accordingly the contractual maturities for those securities are not shown.

	December 31, 2012
(In Thousands)	Statement	Estimated
	Value	Fair Value
Due in one year or less	$1,136,526	$1,144,560
Due after one year through five years	2,147,269	2,265,367
Due after five years through ten years	1,229,766	1,311,661
Due after ten years	1,093,907	1,213,263
Total before asset and mortgage-backed securities	5,607,468	5,934,851
Asset and mortgage-backed securities	1,700,731	1,796,588
Total	$7,308,199	$7,731,439

Proceeds from sales and maturities of investments in debt securities during 2012, 2011 and 2010, were $2.2 billion, $3.0 billion, and $2.9 billion, respectively; gross gains were $56.8 million, $98.5 million and $161.4 million; and gross losses were $31.0 million, $26.0 million and $40.6 million, respectively.

Debt securities included above with a statement value of approximately $4.2 million for each of the years ended December 31, 2012 and 2011, respectively, were on deposit with governmental authorities as required by law.

Investment grade debt securities were 93.6% and 89.0% of the Company’s total debt securities as of December 31, 2012 and 2011, respectively.

The fair values of publicly traded debt securities are determined using three primary pricing methods: third-party pricing services, non-binding broker quotes and pricing models.  Prices are first sought from third party pricing services with the remaining unpriced securities priced using one of the other two methods.  For privately-placed fixed maturity securities, fair values are estimated using a fair value model which includes estimates that take into account credit spreads for a variety of public and private securities of similar credit risk, maturity, prepayment and liquidity characteristics.  A portion of privately-placed fixed maturity securities also are priced using market prices or broker quotes.

Estimates of expected future prepayments are factors in determining the price of ABS, RMBS and CMBS.  These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral.  Actual prepayment experience may vary from these estimates. Exposure to any single issuer is less than 10% of net admitted assets.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

3.  DEBT SECURITIES (CONTINUED)

Other-than-temporary-impairment

The Company recognizes and measures OTTI for ABS and MBS in accordance with SSAP No. 43R. In accordance with SSAP No. 43R, if the fair value of a structured security is less than its amortized cost basis at the balance sheet date, the Company assesses whether the impairment is an OTTI.  When an OTTI has occurred, the amount of OTTI recognized in earnings is the difference between the amortized cost basis of the security and the present value of its expected future cash flows discounted at the effective interest rate implicit in the security.

If the Company intends to sell the structured security, or it is more likely than not that it will be required to sell the security before recovery of its amortized cost basis, an OTTI is considered to have occurred.  The amount of the OTTI recognized in earnings is the difference between the amortized cost basis and the fair value of the security.

If the Company does not intend to sell the structured security, or it is not more likely than not that it will be required to sell the security before recovery of its amortized cost basis, the Company performs cash flow based testing to determine if the present value of its expected future cash flows discounted at the effective interest rate implicit in the security is less than its amortized cost basis.

Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third parties, along with assumptions and judgments about the future performance of the underlying collateral.  Losses incurred on the respective portfolios are based on loss models using assumptions about key systematic risks such as unemployment rates and housing prices and loan specific information such as delinquency rates and loan-to-value ratios.

OTTI was recognized during 2012 on loan-backed or structured securities that the Company had intent to sell in conjunction with the Sale Transaction, as defined in Note 1.  Refer to details in Note 20.  The OTTI balances under SSAP No. 43R where the present value of expected cash flows are less than amortized cost as of December 31, 2012 and 2011 are also detailed in Note 20.

If the fair value of a debt security other than those subject to SSAP No. 43R, is less than its amortized cost basis at the balance sheet date, the Company assesses whether the impairment is an OTTI.  When an OTTI has occurred, the amount of OTTI recognized in earnings is the difference between the amortized cost basis of the security and its fair value.

If the Company intends to sell the debt security, or it is more likely than not that it will be required to sell the security before recovery of its amortized cost basis, an OTTI is considered to have occurred.  If the Company does not intend to sell the debt security, or it is not more likely than not that it will be required to sell the security before recovery of its amortized cost basis, the Company employs a portfolio monitoring process to identify securities that are OTTI.  The Company has a Credit Committee comprised of investment and finance professionals which meets at least quarterly to review individual issues or issuers that may be of concern.  In determining whether a security is OTTI, the Credit Committee considers the factors described below.  The process involves a quarterly screening of all securities where fair value is less than the amortized cost basis.   Discrete credit events, such as a ratings downgrade, are also used to identify securities that may be OTTI.  The securities identified are then evaluated based on issuer-specific facts and circumstances, such as the issuer’s ability to meet current and future interest and principal payments, an evaluation of the issuer’s financial position and its near term recovery prospects, difficulties being experienced by an issuer’s parent or affiliate, and management’s assessment of the outlook for the issuer’s sector.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

3.  DEBT SECURITIES (CONTINUED)

In making these evaluations, the Credit Committee exercises considerable judgment.  Based on this evaluation, issues or issuers are considered for inclusion on one of the Company’s following credit lists:

“Monitor List”- Management has concluded that the Company’s amortized cost will be recovered through timely collection of all contractually specified cash flows, but that changes in issuer-specific facts and circumstances require monitoring on a quarterly basis.  No OTTI charge is recorded in the Company’s statements of operations for unrealized loss on securities related to these issuers.

“Watch List”- Management has concluded that the Company’s amortized cost will be recovered through timely collection of all contractually specified cash flows, but that changes in issuer-specific facts and circumstances require continued monitoring during the quarter.  A security is moved from the Monitor List to the Watch List when changes in issuer-specific facts and circumstances increase the possibility that a security may become impaired within the next 24 months.  No OTTI charge is recorded in the Company’s statements of operations for unrealized loss on securities related to these issuers.

“Impaired List”- Management has concluded that the Company has the intent to sell the security, it is more likely than not that the Company will be required to sell the security before recovery of its amortized cost basis, or the amortized cost basis of the security is not expected to be recovered due to expected delays or shortfalls in the contractually specified cash flows. For these investments, the amount of OTTI recognized in the Company’s statements of operations is the difference between the amortized cost basis of the security and its fair value or discounted cash flows.

Should it be determined that a security is other than temporarily impaired, the Company records a loss through an appropriate adjustment in carrying value.  For the year ended December 31, 2012, the Company incurred write-downs of debt securities, including those subject to SSAP No. 43R and those which the Company had the intent to sell in connection with the Sale Transaction, defined in Note 1, totaling $367.6 million.  Of this amount, $119.9 million was recorded related to sub-prime and Alternative-A (“Alt-A”) loans.  For the year ended December 31, 2011, the Company incurred write-downs on debt securities of $111.4 million in total, of which $17.7 million was related to sub-prime and Alt-A loans.  For the year ended December 31, 2010, the Company incurred write-downs of debt securities of $163.1 million in total, of which $11.3 million was recorded on sub prime and Alt-A loans.

There are inherent risks and uncertainties in management’s evaluation of securities for OTTI.  These risks and uncertainties include factors both external and internal to the Company, such as general economic conditions, an issuer’s financial condition or near-term recovery prospects, market interest rates, unforeseen events which affect one or more issuers or industry sectors, and portfolio management parameters, including asset mix, interest rate risk, portfolio diversification, duration matching, and greater than expected liquidity needs.  All of these factors could impact management’s evaluation of securities for OTTI.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

3.  DEBT SECURITIES (CONTINUED)

The gross unrealized losses and fair value of investments, which have been deemed temporarily impaired, aggregated by investment category, number of securities and length of time that securities have been in an unrealized loss position at December 31, 2012 are as follows (in thousands except # of securities):

	Less than 12 months			12 months or more			Total
		Fair	Unrealized		Fair	Unrealized		Fair	Unrealized
	#	Value	Losses	#	Value	Losses	#	Value	Losses

Asset Backed Securities	3	2,951	(36)	3	6,247	(1,403)	6	$9,198	$(1,439)

Commercial Mortgage Backed Securities	2	6,852	(63)	6	9,043	(7,046)	8	15,895	(7,109)

Corporate	52	220,145	(9,731)	18	116,941	(15,880)	70	337,086	(25,611)

Residential Mortgage Backed Securities	1	84	(1)	7	6,229	(24)	8	6,313	(25)

US State, Municipals and Political Subdivisions	1	234	(14)	-	-	-	1	234	(14)

US Treasury and Agency	3	208,831	(954)	-	-	-	3	208,831	(954)
Total	62	$439,097	$(10,799)	34	$138,460	$(24,353)	96	$577,557	$(35,152)

The gross unrealized losses and fair value of investments, which have been deemed temporarily impaired, aggregated by investment category, number of securities and length of time that securities have been in an unrealized loss position at December 31, 2011 are as follows (in thousands except # of securities):

	Less than 12 months			12 months or more			Total
		Fair	Unrealized		Fair	Unrealized		Fair	Unrealized
	#	Value	Losses	#	Value	Losses	#	Value	Losses

Asset Backed Securities	12	$36,144	$(1,401)	11	$19,392	$(13,511)	23	$55,536	$(14,912)

Commercial Mortgage Backed Securities	36	91,193	(14,376)	84	212,669	(71,187)	120	303,862	(85,563)

Corporate	75	632,286	(43,159)	30	178,972	(31,712)	105	811,258	(74,871)

Residential Mortgage Backed Securities	15	37,937	(4,656)	214	436,452	(109,209)	229	474,389	(113,865)

Total	138	$797,560	$(63,592)	339	$847,485	$(225,619)	477	$1,645,045	$(289,211)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

3.  DEBT SECURITIES (CONTINUED)

As summarized in the table below, the Company had indirect exposure to residential sub-prime and Alt-A loans with book adjusted carrying values of $122.9 million and $81.9 million, respectively, as of December 31, 2012.  This represents approximately 2.0% of the Company’s total invested assets. Alt-A loans are generally residential loans made to borrowers with credit profiles that are stronger than sub-prime but weaker than prime. Of these investments 96.2 % were issued before 2007 and 65.0% have a NAIC 1 rating.

		Book/Adjusting
Type	Actual Cost	Carrying Value (excluding interest)	Fair Value
Sub-prime: Residential asset backed securities	$122,907	$122,873	$123,665
Alt-A loans: Residential asset backed securities	81,893	81,918	81,974
	$204,800	$204,791	$205,639

As summarized in the table below, the Company had indirect exposure to residential sub-prime and Alt-A loans with book adjusted carrying values of $153.4 million and $104.1 million, respectively, as of December 31, 2011.  This represents approximately 2.3% of the Company’s total invested assets. Alt-A loans are generally residential loans made to borrowers with credit profiles that are stronger than sub-prime but weaker than prime. Of these investments 96.1 % were issued before 2007 and 43.7% have a NAIC 1 rating.

		Book/Adjusting
Type	Actual Cost	Carrying Value	Fair Value
Sub-prime: Residential asset backed securities	$206,115	$153,352	$116,571
Alt-A loans: Residential asset backed securities	151,342	104,094	90,219
	$357,457	$257,446	$206,790

4.  MORTGAGE LOANS

The Company invests in commercial first mortgage loans throughout the United States.  Investments are diversified by property type and geographic area.  The Company monitors the condition of the mortgage loans in its portfolio.  In those cases where mortgages have been restructured, appropriate allowances for losses have been made.  In those cases where, in management’s judgment, the mortgage loans’ values are impaired, appropriate losses are recorded.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

4.   MORTGAGE LOANS (CONTINUED)

The following table shows the geographical distribution of the statement value of the mortgage loans portfolio for the years ended December 31:

(In Thousands)	2012	2011
Alabama	$10,539	$6,482
Alaska	5,286	5,450
Arizona	15,908	17,772
California	54,122	59,178
Colorado	11,412	15,948
District of Columbia	12,404	12,744
Florida	58,522	115,445
Georgia	22,376	28,733
Idaho	1,798	1,846
Illinois	35,002	34,499
Indiana	1,878	1,882
Iowa	64	127
Kansas	1,707	1,783
Kentucky	19,479	20,756
Louisiana	11,765	14,084
Maine	633	758
Maryland	12,476	14,060
Massachusetts	11,239	15,680
Michigan	8,610	12,900
Minnesota	12,529	13,345
Missouri	36,711	39,025
Mississippi	3,193	3,275
Montana	1,588	1,679
Nebraska	2,386	2,523
Nevada	7,779	8,370
New Jersey	16,040	19,240
New Mexico	8,045	8,377
New York	114,727	127,946
North Carolina	22,914	21,249
North Dakota	566	867
Ohio	42,028	53,223
Oklahoma	1,215	1,923
Oregon	17,966	18,661
Pennsylvania	39,167	44,068
Rhode Island	729	-
South Carolina	25,064	26,787
Tennessee	14,905	17,631
Texas	105,580	128,765
Utah	25,682	24,581
Virginia	3,721	6,302
Washington	20,793	27,447
West Virginia	3,867	4,060
Wisconsin	3,043	3,287
General allowance for loan loss	(10,846)	(15,278)
Total Mortgage Loans on Real Estate	$814,612	$967,480

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

4.  MORTGAGE LOANS (CONTINUED)

The Company had no outstanding mortgage loan commitments on real estate as of December 31, 2012 and 2011.

The Company originated ten commercial mortgage loans with a total cost of $14.1 million during the year ended December 31, 2012 with rates ranging from 3.9% to 7.5% and originated three commercial mortgage loans with a total cost of $10.4 million during the year ended December 31, 2011 with rates ranging from 4.5% to 5.4%.  During the years ended December 31, 2012 and 2011, the Company did not reduce interest rates on any outstanding mortgage loans.  Mortgage loans are collateralized by the related properties and generally are no more than 75% of the properties’ value at the time that the original loan is made.

A loan is considered impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan.  The allowance for credit losses is estimated using the present value of expected cash flows discounted at the loan’s effective interest rate or the fair value of the collateral, if the loan is collateral dependent.  A specific allowance for loan loss is established for an impaired loan if the present value of expected cash flows discounted at the loan’s effective interest rate, or the fair value of the loan collateral, less cost to sell, is less than the recorded amount of the loan.  The specific allowance for loan loss was $4.9 million and $19.2 million at December 31, 2012 and 2011, respectively.  A general allowance for loan loss is established based on an assessment of past loss experience on groups of loans with similar characteristics and current economic conditions.  The general allowance for loan loss was $10.8 million and $15.3 million at December 31, 2012 and 2011, respectively.  While management believes that it uses the best information available to establish the allowances, future adjustments may become necessary if economic conditions differ from the assumptions used in calculating them. At December 31, 2012, the Company individually and collectively evaluated loans with a gross carrying value of $830.3 million and $813.3 million, respectively.  At December 31, 2011, the Company individually and collectively evaluated loans with a gross carrying value of $1,002.0 million and $982.8 million, respectively.

All mortgages held at December 31, 2012 are in good standing.  Should the Company have any troubled debt, the Company may modify the terms of a loan by adjusting the interest rate, extending the maturity date or both.

Delinquency status is determined based upon the occurrence of a missed contract payment. There were no loans past due greater than 90 days at December 31, 2012 and 2011.

The Company accrues interest income on impaired loans to the extent it is deemed collectible.  Otherwise, receipts on non-performing loans are not recognized as interest income until the loan is no longer impaired, is sold or is otherwise made whole.  Any cash collected during the period where the loan is impaired is applied to lower its carrying value.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

4.  MORTGAGE LOANS (CONTINUED)

Other information is as follows:

(In Thousands)	2012	2011	2010

As of year end, the Company held mortgages with interest more than 180 days past due with a recorded investment, excluding accrued interest	$-	$ -	$ -

Total interest due on mortgages with interest more than 180 days past due	-	-	-

Taxes, assessments and any amounts advanced and not included in the mortgage loan total	-	-	-

Current year impaired loans with a related allowance for credit losses	17,016	62,995	26,692
Related allowance for credit losses	4,855	19,220	9,195

Impaired mortgage loans without an allowance for credit losses	-	-	-

Average recorded investment in impaired loans	1,702	3,499	2,644

Interest income recognized during the period the loans were impaired	-	-	-

Amount of interest income recognized on a cash basis during the period the loans were impaired	-	-	-

Allowance for credit losses:
Balance at beginning of period	$34,498	$ 30,145	$ 32,197
Additions charged to operations	5,872	15,479	20,935
Direct write-downs charged against the allowances	(15,715)	(4,037)	(22,987)
Recoveries of amounts previously charged off	(8,954)	(7,089)	-
Balance at end of period	$15,701	$ 34,498	$ 30,145

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

4.  MORTGAGE LOANS (CONTINUED)

The credit quality indicator for the Company’s mortgage loans is an internal risk rated measure based on the borrowers’ ability to pay and the value of the underlying collateral.  The internal risk rating is related to an increasing likelihood of loss, with a low quality rating representing the category in which a loss is first expected.  The following table shows the recorded investment of the Company’s mortgage loans net of allowances for credit losses disaggregated by credit quality indicator as of December 31, 2012 and 2011:

(In Thousands)

Internal Risk Rating	2012	2011
AAA	$ -	$ 13,647
AA	25,920	11,298
A	10,478	-
BBB	199,344	149,068
BB and Lower	577,555	764,969
Impaired	17,016	62,996
Total	$830,313	$1,001,978

Total allowance for loan loss	(15,701)	(34,498)
Mortgage Loans on Real Estate	$814,612	$ 967,480

The following table provides an aging of past due commercial mortgage loans as of December 31, 2012 and 2011, based on the recorded investment net of allowances for credit losses.

(In Thousands)
	2012	2011
Current	$830,313	$997,429

30-59 Days Past Due	-	1,822
60-89 Days Past Due	-	2,727
Greater Than 90 Days - Accruing	-	-
Greater Than 90 Days - Not Accruing	-	-
Total Past Due	$ -	$ 4,549

Total allowance for loan loss	(15,701)	(34,498)
Total Mortgage Loans on Real Estate	$814,612	$967,480

5.  REAL ESTATE

The Company held four real estate properties for sale as of December 31, 2012.  One of the properties was originally acquired by foreclosure from the mortgage portfolio and the remaining three were acquired through purchase. The real estate held for sale includes $56.5 million of properties formerly occupied by the Company and $36.5 million formerly held for investment. These properties are being sold to a related party in connection with the Sale Transaction as described in Note 1 and are expected to be sold within the next annual statement period.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

5.  REAL ESTATE (CONTINUED)

The Company sold five properties during 2012 including four properties previously impaired that resulted in a total net realized gains of $3.4 million as compared to one property sold during 2011 for a net loss of $0.1 million.  These amounts are shown in the Company's Statement of Operations as part of net realized capital gains and losses.

The Company recognized four impairment losses on real estate as of December 31, 2012 as compared to no impairment losses recorded for 2011.  All four properties were real estate moved to held for sale during 2012 and were impaired for $1.5 million based on estimated fair value less costs to sell.  The properties were sold during the year for a total realized gain of $0.7 million.  The impairments are shown in the Company's Statement of Operations as part of net realized capital gains and losses.

6.  INVESTMENT GAINS AND LOSSES

Realized capital gains and losses on debt securities, preferred stock, mortgages and interest rate swaps which relate to changes in levels of interest rates are charged or credited to the IMR, net of tax, and amortized into income over the remaining contractual life of the security sold.  Realized gains and losses from the remaining investments are reported, net of tax, on the Statement of Operations, but are not included in the computation of net gain from operations.

Changes in unrealized gains and losses from investments are reported as a component of Capital Stock and Surplus, net of deferred income taxes.

	Years Ended December 31,
	2012	2011	2010
(In Thousands)
Realized gains (losses):
Debt securities	$(341,475)	$(38,604)	$(41,370)
Preferred stocks	71	(111)	(2,189)
Common stocks	917	67	5,647
Common stocks of affiliates	-	(9)	-
Mortgage loans	(25,080)	(7,140)	2,171
Real estate	1,924	(77)	-
Cash, cash equivalents and short-terms	(1)	15	(45)
Other invested assets	476	(223)	3,447
Derivative instruments	(38,009)	(48,513)	(242,488)
Subtotal	(401,177)	(94,595)	(274,827)
Capital gains tax benefit	(2,216)	(1,288)	-
Net realized losses	(398,961)	(93,307)	(274,827)
Gains/losses transferred to IMR (net of taxes)	(44,975)	(38,415)	41,650
Total	$(443,936)	$(131,722)	$(233,177)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

6.  INVESTMENT GAINS AND LOSSES (CONTINUED)

	Years Ended December 31,
	2012	2011	2010
(In Thousands)
Changes in net unrealized capital gains
(losses), net of deferred income tax:
Debt securities	$162,954	$19,089	$4,098
Common stocks	(25)	(166)	(2,698)
Common stocks of affiliates	46,080	12,375	66,483
Mortgage loans	12,218	(2,829)	1,334
Derivative instruments	(61,068)	205,495	127,814
Other invested assets	(1,596)	(3,953)	(5,497)
Total	$158,563	$230,011	$191,534

Deferred tax expense netted in unrealized capital gains (losses) above, except for common stock of affiliates and affiliated other invested assets, were $60.6 million, $117.2 million and $67.3 million at December 31, 2012, 2011 and 2010, respectively.

7.  NET INVESTMENT INCOME

Net investment income consisted of:

	Years Ended December 31,
(In Thousands)	2012	2011	2010

Debt securities (unaffiliated)	$357,153	$420,578	$515,133
Debt securities of affiliates	-	-	32
Preferred stocks	1,336	1,139	262
Mortgage loans	56,621	63,059	73,637
Real estate investment income	28,693	25,810	25,703
Contract loans	24,446	31,580	43,962
Cash, cash equivalents and short-terms	510	819	2,031
Derivative instruments	(394,532)	131,554	(270,173)
Other invested assets	5,660	8,818	6,334
Other investment income	554	3,446	3,490
Gross investment income	80,441	686,803	400,411

Interest expense on surplus notes	42,752	42,583	42,583
Investment expenses and other interest expense on
borrowed money	37,076	38,863	38,353
Net investment income	$613	$605,357	$319,475

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

7.  NET INVESTMENT INCOME (CONTINUED)

The Company’s policy is to exclude all investment income due and accrued with amounts that are over 90 days past due or where the collection of interest is uncertain.  The total amount of investment income due and accrued excluded from surplus for the year ended December 31, 2012 and 2011 was $0.2 million and $0.1 million, respectively.  The investment income due and accrued excluded from interest income for the year ended December 31, 2010 was $0.2 million.

8.  DERIVATIVES

The Company uses derivatives for hedging or replication purposes only.  Interest rate swaps are mainly employed for duration matching purposes.  Combination swaps comprised of currency and equity returns in combination with interest rate swaps, are used to hedge the Company’s European Medium Term Note program.  Beginning in the second quarter of 2005 and continuing into 2006, the Company marketed guaranteed investment contracts (“GICS”) to unrelated third parties and entered into Funding Agreements and interest rate swaps as part of this guaranteed investment program.  The interest rate swaps allow the Company to lock U.S. dollar fixed rate payments for the life of the contracts.  Effective October 1, 2008, the Company designated existing interest rate swaps as a cash flow hedge of variable cash payments to be made under the respective funding agreements. To qualify for hedge accounting treatment, the swap must be highly effective in mitigating the designated risk of the hedged item.  Effectiveness of the hedge is formally assessed and documented at the inception of each hedging relationship and quarterly throughout the life of the hedging relationship.  Options are used to hedge equity exposure embedded in contracts issued by the Company and to hedge equity exposure embedded in fixed and variable annuity products.  Futures are used to hedge equity exposure included in the equity indexed annuities, as well as the guaranteed minimum death and living benefit features of the Company’s variable annuities. Currency forwards and swaps are used to hedge changes in foreign currency exchange rates.

Interest rate swaps and combination swaps entered into prior to January 1, 2003, the effective date of SSAP No. 86, Accounting for Derivative Instruments and Hedging Activities, Income Generation and Replication (Synthetic Asset) Transactions (“SSAP No. 86”) are carried at zero value or cumulative foreign currency gains, respectively.  Swaps entered into January 1, 2003 and after as well as options, swaptions, and currency swaps are reported at fair value with the unrealized gain or loss reported as an adjustment to surplus.  All futures are marked to market and settled on a daily basis with the gain or loss reported as a component of investment income.  Credit valuation adjustments (“CVAs”) are necessary to properly reflect the component of fair value of derivative instruments that arises from default risk.  CVAs are based on a methodology that uses credit default swap (“CDS”) spreads as a key input in determining an implied level of expected loss over the total life of the derivative contact. Where no observable CDS spreads are available, the counterparty or Company credit spreads derived from bond yields are used instead.  CVAs are intended to achieve a fair value of the underlying contracts and are normally based on publicly available information. The CVAs also take into account contractual factors designed to reduce the Company’s credit exposure to each counterparty, such as collateral and legal rights of offset.

CVAs are not recorded for interest rate swaps used as cash flow hedges, when proven highly effective. The Company accounts for its interest rate swaps, used as cash flow hedges, in accordance with the guidance in SSAP No. 86. In accordance with SSAP No. 86, derivatives that qualify for hedge accounting are recognized in a manner consistent with the hedged item.  The interest rate swaps employed by the Company have been designated as cash flow hedges of

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

8.  DERIVATIVES (CONTINUED)

specific funding agreements, and accordingly if proven highly effective, the swap will be reported at amortized cost, consistent with the hedged funding agreement. At initial designation, the fair values of the swaps were recorded into surplus with subsequent amortization into income through the maturity date of the funding agreements. In the event that a swap is not proven highly effective, it will be recorded at fair value with unrealized gains/losses recorded to surplus. At December 31, 2012 and 2011, all hedges were highly effective.

Market risk is the risk of loss due to market price changes of the derivative instrument or underlying security or index.  To mitigate this risk the Company matches the market sensitivity of the hedge with the market sensitivity of the underling asset or liability being hedged.

Credit risk is the counterparty credit risk or risk of loss as a result of default or a decline in market value stemming from a credit downgrade of the counterparty to the derivative transaction.  The Company minimizes this risk by entering into derivatives only with counterparties that meet certain criteria, by utilizing standardized agreements, and by limiting counterparty concentrations.

All derivative transactions are covered under standardized contractual agreements with counterparties all of which include credit-related contingent features.  Certain counterparty relationships also may include supplementary agreements with such tailored terms as additional triggers for early terminations, acceptable practices related to cross-transaction netting and minimum thresholds for determining collateral.

Credit-related triggers include failure to pay or deliver on an obligation past certain grace periods, bankruptcy or the downgrade of credit ratings to below a stipulated level.  These triggers apply to both the Company and its counterparty.

At December 31, 2012 and 2011, the Company pledged $185.2 million and $276.6 million, respectively, in U.S. Treasury securities as collateral to counterparties.  At December 31, 2012 and 2011, counterparties pledged to the Company $175.2 million and $240.2 million, respectively, in collateral comprised of cash and U.S. Treasury securities.

Derivatives entered into prior to January 1, 2003 are carried in accordance with SSAP No. 31, Derivatives.  There were no outstanding notional or principal amounts at December 31, 2012 for derivatives entered into prior to January 1, 2003.  Derivatives entered into subsequent to January 1, 2003 are carried in accordance with SSAP No. 86.  The Company’s underlying notional or principal amounts associated with open derivatives positions were as follows:

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

8.  DERIVATIVES (CONTINUED)

	Outstanding at
	December 31, 2012
	(per SSAP No. 86)

(In Thousands)	Notional	Fair Value/
	Principal	Statement	Amortized	Unrealized
	Amounts	Value	Cost	Gain (Loss)

Non-hedging interest rate swaps	$ 5,618,430	$148,367	$ -	$148,367
Hedging interest rate swaps	900,000	(33,863)	(7,065)	(26,798)
Currency swaps	67,500	(9,149)	-	(9,149)
Payor swaptions	3,115,000	12,994	14,037	(1,043)
Equity index options	861,101	35,432	57,766	(22,334)
Total	$10,562,031	$153,781	$64,738	$ 89,043

	Outstanding at
	December 31, 2011
	(per SSAP No. 86)

(In Thousands)	Notional	Fair Value/
	Principal	Statement	Amortized	Unrealized
	Amounts	Value	Cost	Gain (Loss)

Non-hedging interest rate swaps	$4,244,007	$251,816	$ -	$251,816
Hedging interest rate swaps	900,000	(68,562)	(16,284)	(52,278)
Currency swaps	47,500	(3,357)	-	(3,357)
Payor swaptions	-	-	-	-
Equity index options	1,949,878	46,945	92,327	(45,382)
Total	$7,141,385	$226,842	$76,043	$150,799

At December 31, 2012 and 2011, open futures contracts had a notional value of $5,223.7 million and $4,747.8 million and a fair value of $(50.2) million and $3.9 million, respectively. This amount does not include the component of variation margin that has already been cash settled.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

9.  REINSURANCE

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders.  The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet the obligations assumed under the reinsurance agreement.  To minimize its exposure to significant losses from reinsurer insolvencies, the Company regularly evaluates the financial condition of its reinsurers and monitors concentrations of credit risk.  Management believes that any liability arising from this contingency is unlikely.

The Company manages a closed block of SPWL insurance policies, a retirement-oriented tax-advantaged life insurance product.  The Company discontinued sales of SPWLs in response to certain tax law changes in the 1980s.  The Company had SPWL policyholder balances of $1.4 billion and $1.3 billion as of December 31, 2012 and 2011, respectively.  On December 31, 2003, this entire block of business was reinsured on a funds withheld basis with SLOC, an affiliated company.  As discussed in Note 2, in connection with the Sale Transaction, the Board of Directors approved the recapture of 100% of the risks pursuant to this agreement.  The recapture occurred during the first quarter of 2013.  See Note 19.

The Company  has a reinsurance agreement with BarbCo 3, an affiliate, to cede all of the risks associated with certain in-force corporate and bank-owned variable universal life and private placement variable universal life policies on a combination coinsurance, coinsurance with funds-withheld and a modified coinsurance basis.  This agreement also provided for the ceding of new business written after the effective date.

Effective January 1, 2010, the Company and BarbCo 3 amended the agreement to include coverage of certain corporate and bank-owned variable universal life and private placement variable universal life insurance cases sold between December 31, 2009 and March 31, 2010, inclusive.  Reinsurance coverage continued for all cases sold prior to April 1, 2010.  However, cases sold on or after April 1, 2010 have not been reinsured.  This amendment also enabled the Company to discontinue reinsuring a portion of the covered business that was previously reinsured on a modified coinsurance basis, effective April 1, 2010.  The discontinuance of the business reinsured on a modified coinsurance basis did not have a material impact on the Company’s financial statements.

The Company has agreements with SLOC and several unrelated companies, which provide for reinsurance of portions of the net-amount-at-risk under certain individual variable universal life, individual universal life, individual private placement variable universal life, BOLI and COLI policies.  These amounts are reinsured on either a monthly renewable, yearly renewable term basis or modified coinsurance basis.

The Company has agreements with unrelated companies that provide for reinsurance of guaranteed minimum death benefits under certain variable annuity contracts.  These amounts are reinsured on a monthly renewable term basis.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

9.  REINSURANCE (CONTINUED)

The effects of reinsurance were as follows:

Years Ended December 31,
(In Thousands)	2012	2011	2010
Premiums and annuity considerations:
Direct	$453,109	$3,349,441	$3,595,173
Ceded - Affiliated	(24,101)	(98,654)	(104,781)
Ceded - Non-Affiliated	(13,093)	(20,568)	(23,702)
Net premiums and annuity considerations	$415,915	$3,230,219	$3,466,690

Insurance and other individual policy benefits and claims:
Direct	$968,595	$957,552	$627,871
Assumed - Non-Affiliated	5,503	6,679	10,214
Ceded - Affiliated	(145,408)	(147,092)	(154,212)
Ceded - Non-Affiliated	(24,739)	(9,442)	(19,176)
Net policy benefits and claims	$803,951	$807,697	$464,697

The following schedule reflects related party reinsurance information recorded in the Statement of Operations for the years ended December 31, 2012, 2011 and 2010:

	December 31, 2012
(In Thousands)	Assumed	Ceded

Premiums and annuity considerations	-	(24,101)
Commission and expense allowance ceded	-	(1,101)
Policy benefits and changes in reserves	-	(7,950)
Commission and expense allowance assumed	-	-

	December 31, 2011
(In Thousands)	Assumed	Ceded

Premiums and annuity considerations	-	(98,654)
Commission and expense allowance ceded	-	287
Policy benefits and changes in reserves	-	(143,732)
Commission and expense allowance assumed	-	-

	December 31, 2010
(In Thousands)	Assumed	Ceded

Premiums and annuity considerations	-	(104,781)
Commission and expense allowance ceded	-	5,819
Policy benefits and changes in reserves	-	(121,278)
Commission and expense allowance assumed	-	-

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

10.  RESERVES FOR LIFE CONTRACTS AND DEPOSIT TYPE CONTRACTS

The reserves for life insurance and annuity contracts are computed in accordance with presently accepted actuarial standards, and are based on actuarial assumptions and methods (including use of published mortality tables and prescribed interest rates and methodologies) which produce reserves at least as great as those required by law and contract provisions.

Deduction of deferred fractional premiums upon death of the insured and return of any portion of the final premium for the period beyond the date of death are not applicable to the business of the Company.  Surrender values are not promised in excess of reserves legally computed.

For policies with annual extra premiums, additional reserves are held equal to one-half the extra premium.  Extra premiums on single premium policies are amortized over ten years.  Policies issued with premiums corresponding to ages higher than the true ages are valued at the rated-up ages.  Policies issued subject to a lien are valued as if the full amount were payable without any deduction. For interest sensitive policies, substandard is reflected in the cost of insurance charges.

As of December 31, 2012 and 2011, the Company had $18.7 million and $23.5 million, respectively, of insurance in force (direct and assumed), for which gross premiums were less than the net premiums according to the standard of valuation required by the State of Delaware.  Reserves (direct and assumed) to cover the above insurance as of December 31, 2012 and 2011 totaled $3.2 million and $3.8 million, respectively.

The Tabular Interest has been determined by formula as described in the NAIC instructions, except for some business which is determined from basic policy data for reserving. The Tabular less Actual Reserve Released has been determined by formula as described in the NAIC instructions. The Tabular Cost has been determined by formula as described in the NAIC instructions, except for universal life products which use cost of insurance and some business which uses basic policy data for reserving. The Tabular Interest on funds not involving life contingencies was determined from the interest credited to the deposits, except for certain guaranteed interest contracts which are determined by formula as described in the instructions. Other than normal updates of reserves, the only significant reserve changes as of December 31, 2012 and 2011 were the changes in additional reserves held due to asset adequacy analysis testing. Direct asset adequacy reserves were $236.4 million and $174.4 million at December 31, 2012 and 2011, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

11.  WITHDRAWAL CHARACTERISTICS OF ANNUITY RESERVES AND DEPOSIT LIABILITIES

The withdrawal characteristics of general account and separate account annuity reserves and deposits are as follows:

(In Thousands)	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total 12/31/2012	% of Total
Subject to discretionary withdrawal:

With fair value adjustment	$ -	$1,644,686	$ -	$1,644,686	6%
At book value less current surrender charge of 5% or more	2,204,320	-	-	2,204,320	9%
At fair value	-	-	18,324,602	18,324,602	70%
Total with adjustment or at fair value	$2,204,320	$1,644,686	$18,324,602	$22,173,608	85%
At book value without adjustment
(minimal or no charge or adjustment)	$2,099,491	$ -	$ -	$ 2,099,491	8%

Not subject to discretionary withdrawal	1,786,178	-	27,031	1,813,209	7%
Total (Gross: Direct +Assumed)	6,089,989	1,644,686	18,351,633	26,086,308	100%
Reinsurance ceded	32,494	-	-	32,494
Total (net)	$6,057,495	$1,644,686	$18,351,633	$26,053,814

(In Thousands)	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total 12/31/2011	% of Total
Subject to discretionary withdrawal:

With fair value adjustment	$ -	$2,290,921	$ -	$ 2,290,921	8%
At book value less current surrender charge of 5% or more	2,716,685	-	-	2,716,685	10%
At fair value	-	-	18,091,642	18,091,642	67%
Total with adjustment or at fair value	$2,716,685	$2,290,921	$18,091,642	$23,099,248	85%
At book value without adjustment
(minimal or no charge or adjustment)	$2,080,394	$ -	$ -	$ 2,080,394	8%

Not subject to discretionary withdrawal	1,823,304	-	24,856	1,848,160	7%
Total (Gross: Direct +Assumed)	6,620,383	2,290,921	18,116,498	27,027,802	100%
Reinsurance ceded	31,703	-	-	31,703
Total (net)	$6,588,680	$2,290,921	$18,116,498	$26,996,099

12.  SEPARATE ACCOUNTS

The Company has established unitized separate accounts applicable to various classes of contracts providing for variable benefits. Contracts for which funds are invested in variable separate accounts include individual and group life and annuity contracts. The assets of this account are carried at fair value and the investment risk of such securities is retained by the contractholder. These variable products provide minimum death benefits and in certain annuity contracts minimum accumulation or withdrawal benefits.  The minimum guaranteed benefit reserves associated with the unitized separate account are reported in Aggregate reserves for life contracts in the Company’s statements of Admitted assets, Liabilities, Capital stock and Surplus.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

12.  SEPARATE ACCOUNTS (CONTINUED)

The Company has also established non-unitized separate accounts for certain MVA fixed annuities, including those for amounts allocated to the fixed portion of certain combination fixed and variable deferred annuity contracts.  The assets of the variable deferred annuity account are carried at fair value. The assets of the fixed deferred annuity account are carried on a general account basis.

The Company earns separate account fees for providing administrative services and bearing the mortality risks related to these variable contracts. Investment income and changes in mutual fund asset values on variable separate accounts are allocated to policyholders and therefore are not reflected in the Statements of Operations of the general account.

For the current reporting year, the Company summarized the reported assets and liabilities from these product lines/transactions into a separate account as follows:

•	Sun Life (U.S.) Variable Life
•	Sun Life (U.S.) Variable Annuity
•	Sun Life (U.S.) Market Value Adjusted Annuity

A majority of the variable separate account assets are legally insulated from the general account whereas the MVA assets are not legally insulated from the general account. The legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account.  In accordance with the domiciliary state procedures for approving items within the separate account, the separate account classification of legally insulated, vs. not legally insulated, is supported by section 2932 of the Delaware Insurance Code.

The Company maintained separate account assets totaling $31,948.7 million and $31,623.6 million as of December 31, 2012 and 2011, respectively. As of December 31, 2012 and 2011 the Company’s separate account statement included legally insulated assets of $30,012.1 million and $29,068.9 million respectively.

The assets legally insulated and non-legally insulated from the general account as of December 31, 2012 are attributed to the following products/transactions:

Product / Transactions	Legally Insulated Assets	Non- Legally Insulated Assets

(In millions)
Sun Life (U.S.) Variable Life	$11,069.3	$ -
Sun Life (U.S.) Variable Annuity	18,942.8	-
Sun Life (U.S.) Market Value Adjusted Annuity	-	1,936.6
Total	$30,012.1	$1,936.6

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

12.  SEPARATE ACCOUNTS (CONTINUED)

Separate account liabilities are determined in accordance with prescribed actuarial methodologies, which approximate the fair value of the related assets less applicable surrender charges.  The resulting surplus is recorded in the general account Statement of Operations as a component of Net Transfers from Separate Accounts.  The variable separate accounts are non-guaranteed separate accounts, wherein the policyholder assumes substantially all the investment risks and rewards, and MVA separate accounts are guaranteed separate accounts, wherein the Company contractually guarantees either a minimum return or account value to the policyholder. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account.

The Company had $25,687.6 million and $25,331.3 million of non-guaranteed separate account reserves and $1,644.7 million and $2,290.9 million of guaranteed separate account reserves as of December 31, 2012 and 2011, respectively.

As of December 31, 2012 and 2011, the general account of the Company had a maximum guarantee for separate account liabilities of $22,695.0 million and $25,025.7 million, respectively.

To compensate the general account for the risk taken, the separate account paid risk charges of $191.1 million, $182.3 million and $241.5 million during the years ended December 31, 2012, 2011 and 2010, respectively.

For the years ended December 31, 2012, 2011 and 2010, the general account of the Company paid $110.1 million, $88.4 million and $123.7 million towards separate account guarantees, respectively.

The Company does not engage in securities lending transactions within the separate account.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

12.  SEPARATE ACCOUNTS (CONTINUED)

An analysis of the separate account reserves as of December 31, 2012 is as follows:

(In Thousands)	Nonindexed
	Guarantee	Nonguaranteed
	Less than/	Separate
	equal to 4%	Accounts	Total

Premiums, considerations
or deposits for year ended
12/31/2012	$(164,491)	$635,210	$470,719

Reserves at 12/31/2012

For accounts with assets at:
Fair Value	350,650	25,687,602	26,038,252
Amortized Cost	1,294,036	-	1,294,036
Total Reserves	$1,644,686	$25,687,602	$27,332,288

By withdrawal characteristics:
With FV adjustment	$1,644,686	$ -	$1,644,686
At fair value	-	25,660,571	25,660,571
Subtotal	1,644,686	25,660,571	27,305,257
Not subject to discretionary
withdrawal	-	27,031	27,031
Total	$1,644,686	$25,687,602	$27,332,288

Below is the reconciliation of Net Transfers to Separate Accounts:

	Years Ended December 31,
(In Thousands)	2012	2011	2010

Transfers to Separate Accounts	$470,719	$2,734,402	$3,133,485
Transfers from Separate Accounts	(2,685,911)	(2,271,063)	(2,068,907)
Net Transfers to Separate Accounts on the Statement of Operations	$(2,215,192)	$463,339	$1,064,578

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

13.  FAIR VALUE OF FINANCIAL INSTRUMENTS

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  In determining fair value, the Company uses various methods including market, income and cost approaches.  The Company utilizes valuation techniques that maximize the use of observable inputs and minimizes the use of unobservable inputs.

The Company has categorized its financial instruments into a three-level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).  If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value in the Company’s balance sheet are categorized as follows:

Level 1

•	Unadjusted quoted prices for identical assets or liabilities in an active market.

The types of assets and liabilities utilizing Level 1 valuations include U.S. Treasury and agency securities, investments in publicly-traded mutual funds with quoted market prices and exchange traded derivatives.

Level 2

•	Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly.

Level 2 inputs include the following:

Quoted prices for similar assets or liabilities in active markets,

Quoted prices for identical or similar assets or liabilities in non-active markets,

Inputs other than quoted market prices that are observable, and

Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

The types of assets and liabilities utilizing Level 2 valuations generally include U.S. Government securities not backed by the full faith and credit of the government, municipal bonds, structured notes and certain ABS including collateralized debt obligations, RMBS, CMBS, certain corporate debt, certain private equity investments and certain derivatives.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

13.  FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

Level 3

Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management's opinions regarding the assumptions a market participant would use in pricing the asset or liability.  Generally, the types of assets and liabilities utilizing Level 3 valuations are certain ABS, RMBS, and CMBS, certain corporate debt, certain private equity investments, certain mutual fund holdings and certain derivatives.

There have been no significant changes made in valuation techniques during 2012 or 2011.

The Company’s assets and liabilities by classification measured at fair value as of December 31, 2012 are as follows:

(In Thousands)
Description for each class of asset or liability	Level 1	Level 2	Level 3	Total
Assets at fair value:
Preferred stock - Unaffiliated (a)
Industrial and Misc	$ -	$ -	$ -	$ -
Common stock - Unaffiliated (b)
Industrial and miscellaneous	-	-	-	-
Debt securities - Unaffiliated (c)
Asset-backed securities	-	-	19,405	19,405
Residential mortgage-backed securities	-	37,869	6,486	44,355
Commercial mortgage-backed securities	-	13,718	-	13,718
Industrial and miscellaneous	-	-	-	-
Derivative Assets (e)				-
Interest Rate contracts	8	269,898	-	269,906
Equity contracts	36,780	4,563	-	41,343
FX contracts	839	337	-	1,176
Separate Accounts assets (d)	21,405,998	6,476,234	508,231	28,390,463
Total assets at fair value	$21,443,625	$6,802,619	$534,122	$28,780,366

Liabilities at fair value:
Separate Accounts (d)	$ -	$ (58,247)	$ -	$ (58,247)
Derivative Liabilities (e)
Interest Rate contracts	(3,353)	(108,873)	-	(112,226)
Equity Contracts	(51,763)	-	-	(51,763)
FX contracts	(1,849)	(9,149)	-	(10,998)
Total liabilities at fair value	$ (56,965)	$ (176,269)	$ -	$ (233,234)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

13.  FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

The Company’s assets and liabilities by classification measured at fair value as of December 31, 2011 are as follows:

(In Thousands)
Description for each class of asset or liability	Level 1	Level 2	Level 3	Total
Assets at fair value:
Preferred stock - Unaffiliated (a)
Industrial and Misc	$ -	$ -	$ -	$ -
Common stock - Unaffiliated (b)
Industrial and miscellaneous	458	-	3,824	4,282
Debt securities - Unaffiliated (c)
Asset-backed securities	-	-	23,157	23,157
Residential mortgage-backed securities	-	110,080	29,857	139,937
Commercial mortgage-backed securities	-	43,857	-	43,857
Industrial and miscellaneous	-	7,343	-	7,343
Derivative Assets (e)
Interest Rate contracts	4,044	356,028	-	360,072
Equity contracts	32,585	17,252	5,193	55,030
FX contracts	-	577	-	577
Separate Accounts assets (d)	21,314,394	5,662,018	518,053	27,494,465
Total assets at fair value	$21,351,481	$6,197,155	$580,084	$28,128,720

Liabilities at fair value:
Separate Accounts (d)	$ -	$ (84,434)	$ -	$ (84,434)
Derivative Liabilities (e)				-
Interest Rate contracts	-	(104,724)	-	(104,724)
Equity Contracts	(4,686)	-	-	(4,686)
FX contracts	(3,524)	(3,422)	-	(6,946)
Total liabilities at fair value	$ (8,210)	$ (192,580)	$ -	$ (200,790)

(a) Preferred stocks with NAIC designations between 4 and 6 are carried at the lower of amortized cost or fair value.  Where fair value is less than amortized cost, amounts are included in the table above.

(b) Common stocks are carried at fair value.

(c) Debt securities with NAIC designations of 6 are carried at the lower of amortized cost or fair value.  Where fair value is less than amortized cost, amounts are included in the table above.

(d) Separate Account assets include invested assets carried at fair value, but exclude debt securities and preferred stocks where market risk is guaranteed by the Company and assets carried at amortized cost based on the respective NAIC rating, as explained above, as well as $2,186.6 million and $2,365.8 million of investment income and receivables due at December 31, 2012 and 2011, respectively, which are included in the Separate Account assets on the Statement of Admitted Assets, Liabilities, Capital Stock and Surplus. Separate Account liabilities include derivative liabilities carried at fair value.

(e) The derivatives included in the leveling descriptions are carried at fair value.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

13.  FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

None of the Company's assets measured at fair value transferred between levels 1 and 2 during the years ended December 31, 2012 and December 31, 2011.

The following table is a reconciliation of the beginning and ending balances for assets and liabilities which are categorized as Level 3 for the twelve-month period ended December 31, 2012:

(In Thousands)	Beginning Balance at 01/01/2012	Transfers Into Level 3	Transfers Out of Level 3	Total gains and (losses) included in Net Income	Total gains and (losses) included in Surplus	Purchases	Issuances	Sales	Settlements	Ending Balance at 12/31/2012
Assets:
Common stock	$3,824	$ -	$ -	$ 670	$ 16	$ -	$ -	$(4,510)	$ -	$ -
Debt securities - Unaffiliated
Asset-backed securities	23,157	16	(8,425)	(1,220)	7,018	-	-	(618)	(523)	19,405
Residential mortgage-backed securities	29,857	4,381	(27,719)	(4,885)	5,671	-	-	-	(819)	6,486
Industrial and miscellaneous	-	-	-	-	-	-	-	-	-	-
Derivative Assets	5,193	-	-	-	-	-	-	-	(5,193)	-
Separate Accounts assets	518,053	31,673	(4,931)	585	8,078	266,219	11,512	(266,621)	(56,337)	508,231
Total Assets	$580,084	$36,070	$(41,075)	$(4,850)	$20,783	$266,219	$11,512	$(271,749)	$(62,872)	$534,122
The following table is a reconciliation of the beginning and ending balances for assets and liabilities which are categorized as Level 3 for the twelve-month period ended December 31, 2011:

(In Thousands)	Beginning Balance at 01/01/2011	Transfers Into Level 3	Transfers Out of Level 3	Total gains and (losses) included in Net Income	Total gains and (losses) included in Surplus	Purchases	Issuances	Sales	Settlements	Ending Balance at 12/31/2011
Assets:
Common stock	$ -	$ -	$ -	$ 84	$ 17	$ 3,723	$ -	$ -	$ -	$ 3,824
Debt securities - Unaffiliated
Asset-backed securities	23,943	27,729	(11,523)	(17,912)	1,838	-	-	-	(918)	23,157
Residential mortgage-backed securities	4,251	48,889	(6,692)	(11,232)	1,551	-	-	-	(6,910)	29,857
Industrial and miscellaneous	1	-	(1)	-	-	-	-	-	-	-
Derivative Assets	13,785	-	-	-	-	-	-	-	(8,592)	5,193
Separate Accounts assets	553,319	11,345	(49,035)	(2,145)	8,306	694,866	-	(623,201)	(75,402)	518,053
Total Assets	$595,299	$87,963	$(67,251)	$(31,205)	$11,712	$698,589	$ -	$(623,201)	$(91,822)	$580,084

The Company transfers assets into or out of Level 3 at the fair value as of the beginning of the reporting period.  Transfers made were the result of changes in the level of observability of inputs used to price the assets as well as changes in NAIC ratings.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

13.  FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

The following table presents the carrying amounts and estimated fair values of the Company’s financial instruments for the twelve-month period ended December 31, 2012:

All Financial Instruments:
(In Thousands)

	Aggregate	Admitted				Not Practicable
Type of Financial Instrument	Fair Value	Assets	Level 1	Level 2	Level 3	(Carrying Value)

Cash, cash equivalents and
short-term investments	$ 341,431	$ 341,431	$ 341,431	$ -	$ -	$ -
Debt securities	7,731,439	7,308,199	1,101,108	6,326,443	303,888	-
Preferred stocks	22,833	23,000	-	21,677	1,156	-
Mortgages	870,010	814,612	-	-	870,010	-
Derivatives – options and swaptions	48,426	48,426	30,869	17,557	-	-
Derivatives – swaps and forwards	257,241	257,241	-	257,241	-	-
Derivatives- futures	6,758	6,758	6,758	-	-	-
Contract loans	610,742	564,071	-	-	610,742	-
Other invested assets	33,668	30,569	-	20,542	13,126	-
Separate account assets	29,859,238	29,761,545	21,456,900	7,711,370	690,968	-

Contractholder deposit funds and other policyholder liabilities	(1,088,797)	(1,128,331)	-	-	(1,088,797)	-
Long-term debt to affiliates	(100,000)	(100,000)	-	-	(100,000)	-
Derivatives – swaps and forwards	(151,886)	(125,088)	-	(151,886)	-	-
Derivatives- Futures	(56,965)	(56,965)	(56,965)	-	-	-
Separate account liabilities	(91,958)	(91,958)	-	(58,247)	(33,711)	-

The following table presents the carrying amounts and estimated fair values of the Company’s financial instruments for the twelve-month period ended December 31, 2011:

(In Thousands)
	Aggregate	Admitted				Not Practicable
Type of Financial Instrument	Fair Value	Assets	Level 1	Level 2	Level 3	(Carrying Value)

Cash, cash equivalents and
short-term investments	$ 747,160	$ 747,160	$ 747,160	$ -	$ -	$ -
Debt securities	7,521,055	7,455,226	508,599	6,682,204	330,252	-
Preferred stocks	19,106	23,330	-	17,936	1,170	-
Common stocks	4,283	4,283	459	-	3,824	-
Mortgages	1,061,235	967,480	-	-	1,061,235	-
Derivatives – options and swaptions	46,945	46,945	24,499	17,253	5,193	-
Derivatives – swaps and forwards	356,604	356,604	-	356,604	-	-
Derivatives- futures	12,130	12,130	12,130	-	-	-
Contract loans	629,185	582,575	-	-	629,185	-
Other invested assets	35,885	34,040	-	19,418	16,467	-
Separate account assets	29,342,707	29,249,073	21,326,429	7,307,369	708,909	-

Contractholder deposit funds and other policyholder liabilities	(1,088,697)	(1,159,839)	-	-	(1,088,697)	-
Long-term debt to affiliates	(683,503)	(683,000)	-	-	(683,503)	-
Derivatives – swaps and forwards	(176,707)	(124,429)	-	(176,707)	-	-
Derivatives- Futures	(8,210)	(8,210)	(8,210)	-	-	-
Separate account liabilities	(121,538)	(121,538)	-	(84,434)	(37,104)	-

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

13.  FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

The methods and assumptions that the Company uses in determining the estimated fair value of its financial instruments are summarized below:

Cash, cash equivalents and short-term investments - The carrying value for cash, cash equivalents and short-term investments approximates fair value due to the short-term nature and liquidity of the balances.

Debt securities - The Company determines the fair value of its publicly-traded fixed maturity securities using three primary pricing methods: third-party pricing services, non-binding broker quotes and pricing models.  Prices are first sought from third-party pricing services with the remaining unpriced securities priced using one of the other two methods.  Third-party pricing services derive the security prices through recently reported trades for identical or similar securities with adjustments for trading volumes and market observable information through the reporting date.  In the event that there are no recent market trades, pricing services and brokers may use pricing models to develop a security price based on future expected cash flows discounted at an estimated market rate using collateral performance and vintages.  The Company generally does not adjust quotes or prices obtained from brokers or pricing services.

Structured securities, such as ABS, RMBS and CMBS, are priced using third-party pricing services, a fair value model, or independent broker quotations.  Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows and prepayment speeds.

In addition, estimates of expected future prepayments are factors in determining the price of ABS, RMBS and CMBS.  These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral.  Actual prepayment experience may vary from these estimates.

For privately-placed fixed maturity securities, fair values are estimated using models which take into account credit spreads for a variety of public and private securities of similar credit risk, maturity, prepayment and liquidity characteristics.  A portion of privately-placed fixed maturity securities also are priced using market prices or broker quotes.

The Company’s ability to liquidate positions in privately-placed fixed securities and mortgages could be impacted to a significant degree by the lack of an actively traded market.  Although the Company believes that its estimates reasonably reflect the fair value of those instruments, its key assumptions about risk-free interest rates, risk premiums, performance of underlying collateral (if any) and other factors may not reflect those of an active market.

Common and Preferred Stocks - The fair value of the Company’s equity securities not accounted for under the equity method is first based on quoted market prices.  Similar to fixed maturity securities, the Company uses pricing services and broker quotes to price the equity securities for which the quoted market price is not available.

Mortgage loans - The fair values of mortgage loans are estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

13.  FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

Derivatives - The fair values of swaps are based on current settlement values, dealer quotes and market prices.  Fair values for options and futures are also based on dealer quotes and market prices.

Contract loans - The fair value of policy loans is determined by estimating future policy loan cash flows and discounting the cash flows at a current market interest rate.

Other invested assets - Other invested assets (excluding investments accounted for under the equity method) include low income housing tax credits (“LIHTC”), surplus debentures, and equipment leases.  The fair value of LIHTCs and equipment leases approximate their carrying values. The fair values of surplus debentures are based upon the same methods used for other private placements as described above.

Separate accounts – The estimated fair values of assets and liabilities are valued with the same methodology described above.  The difference between Separate Account assets and liabilities reflected above and the total recognized in the statements of admitted assets, liabilities and capital and surplus represents amounts that are considered non-financial instruments.

Liabilities for deposit type contracts - The fair values of the Company’s general account insurance reserves and liabilities under investment-type contracts (insurance and annuity contracts that do not involve mortality or morbidity risks) are estimated using discounted cash flow analyses or surrender values.  Those contracts that are deemed to have short-term guarantees have a carrying amount equal to the estimated fair value.

Long-term debt to affiliates - The fair value of long-term debt to affiliates is based on future cash flows discounted at the stated interest rate, considering all appropriate terms of the related agreements.  Due to certain provisions included in such agreements, whereby the issuer of the notes has the ability to call each note at par with appropriate approvals, the fair value is equal to par value.  Long-term debt to affiliates includes borrowed money and surplus funds.

14.  STATUTORY INVESTMENT VALUATION RESERVES

The AVR provides a reserve for losses from investments in debt securities, preferred stocks, mortgage loans, real estate and other invested assets with related increases or decreases being recorded directly to surplus.

Realized capital gains and losses on debt securities, mortgages and derivatives which relate to changes in levels of interest rates are charged or credited to the IMR and amortized into income over the remaining contractual life of the security sold.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

14.  STATUTORY INVESTMENT VALUATION RESERVES (CONTINUED)

The table shown below presents changes in the AVR and IMR:

	December 31, 2012		December 31, 2011
(In Thousands)	AVR	IMR	AVR	IMR

Balance, beginning of year	$188,181	36,660	$82,139	$21,873

Net realized investment (losses) gains,
net of tax - General Account	(305,741)	44,975	(99,396)	38,415

Net realized investment losses,
net of tax - Separate Account	(4,316)	-	(5,731)	-

Net unrealized capital gains,
net of deferred taxes - General Account	114,911	-	217,718	-

Net unrealized capital gains (losses),
net of deferred taxes - Separate Account	13,077	-	(17,354)	-

Adjustment for CY liability losses released
from reserve	-	(3,528)	-	(8,423)

Less amortization of net investment gains	-	(13,396)	-	(15,205)

Increase in reserve based upon SVO requirements	41,029	-	21,548	-

Balance, before transfers	47,141	64,711	198,924	36,660

Adjustment down to maximum	-	-	(10,743)	-
Balance, end of year	$47,141	$64,711	$188,181	$36,660

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

15.  FEDERAL INCOME TAXES

The application of SSAP No. 101 requires a company to evaluate the recoverability of deferred tax assets and to establish a valuation allowance, if necessary, to reduce the deferred tax asset to an amount which is more likely than not to be realized.  Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In connection with the Sale Transaction described in Note 1, the Parent is planning to make an election under Treasury Regulation Section 1.1502-36(d) to retain the deferred tax asset related to the Company’s net operating loss carryforward, capital loss carryforward and deferred acquisition cost.  Upon receipt of regulatory approval of the Sale Transaction, it is expected that the deferred tax asset related to these items will be transferred to the Parent.  Therefore, since Management believes that because it is more likely than not that the deferred tax assets related to the Sale Transaction will be not be realized by the Company, a valuation allowance has been recorded against these particular deferred tax assets as of December 31, 2012.

The following table provides the components of the Company’s net deferred tax asset (“DTAs”) and deferred tax liabilities (“DTLs”) as of December 31, 2012 and 2011.  The net admitted DTA was calculated under SSAP No. 101 for the year ended December 31, 2012 and was calculated under SSAP No. 10R for the year ended December 31, 2011.  The impact of transitioning from SSAP No. 10R to SSAP No. 101 was a decrease in net admitted deferred tax assets and surplus of $49.9 million.

(In Thousands)	December 31, 2012					December 31, 2011				Change
Description	Ordinary		Capital		Total	Ordinary		Capital	Total	Ordinary	Capital	Total
Gross Deferred Tax Assets	$1,156,141		$17,856		$1,173,997	$1,138,890		$71,582	$1,210,472	$ 17,251	$(53,726)	$(36,475)
Statutory Valuation Allowance Adjustments	(361,941)		(17,856)		(379,797)	-		-	-	(361,941)	(17,856)	(379,797)
Adjusted Gross Deferred Tax Assets	794,200	-	-	-	794,200	1,138,890	-	71,582	1,210,472	(344,690)	(71,582)	(416,272)
Deferred Tax Assets Nonadmitted	392,830		-		392,830	615,750		71,582	687,332	(222,920)	(71,582)	(294,502)
Subtotal Net Admitted Deferred Tax Assets	401,370		-		401,370	523,140		-	523,140	(121,770)	-	(121,770)
Deferred Tax Liabilities	240,172		-		240,172	308,109		-	308,109	(67,937)	-	(67,937)
Net Admitted Deferred Tax Assets/(Net Deferred Tax Liability)	$ 161,198		$ -		$161,198	$215,031		$ -	$215,031	$(53,833)	$ -	$(53,833)

The following table provides a reconciliation of the impact of adoption of SSAP No. 101:

Net Admitted Deferred Tax Asset/(Net Deferred Tax Liability) under SSAP No. 101	$(53,833)
Less: Tax effect of unrealized gains/(losses)	(60,568)
Less: Change in net admitted deferred tax assets as a result of the adoption of SSAP No. 101	(49,877)
Change in net admitted deferred tax assets (excluding the impact of the adoption of SSAP No. 101)	$56,612

Deferred Tax Assets Nonadmitted under SSAP No. 101	$(294,502)
Less: Change in non-admitted deferred tax assets as a result of the adoption of SSAP No. 101	49,877
Change in non-admitted deferred tax assets (excluding the impact of the adoption of SSAP No. 101)	$(344,379)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

15.  FEDERAL INCOME TAXES (CONTINUED)

The following table provides component amounts of the Company's net admitted DTA calculation by tax character.  The components of the admission calculation were performed under (i) paragraphs 11.a, 11.b.i, 11.b.ii, and 11.c of SSAP No. 101 for the year ended December 31, 2012 and (ii) paragraphs 10.e.i, 10.e.ii.a, 10.e.ii.b, 10.e.iii of SSAP No. 10R for the year ended December 31, 2011.  As it pertains to the Company, the only difference between the two computations is that SSAP No. 101 uses the current reporting period surplus figures whereas SSAP No. 10R uses the prior quarter surplus figures.

	December 31, 2012			December 31, 2011			Change
	(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)	(9)
			(Col 1+2)			(Col 4+5)	(Col 1-4)	(Col 2-5)	(Col 7+8)
Description	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101

(a) Admitted Pursuant to 11.a.	-	-	-	-		-	-	-	-
(b) Admitted Pursuant to 11.b. (lesser of 11.b.i. or 11.b.ii.)	161,198	-	161,198	215,031	-	215,031	(53,833)	-	(53,833)
(c) 11.b.i	459,248	-	459,248	579,334	-	579,334	(120,086)	-	(120,086)
(d) 11.b.ii			161,198			215,031			(53,832)
(e) Admitted Pursuant to 11.c.	207,226	1,124	208,350	308,109	-	308,109	(100,883)	1,124	(99,759)
(f) Total admitted under 11.a. - 11.c.	368,424	1,124	369,548	523,140	-	523,140	(154,716)	1,124	(153,592)
(g) Deferred tax liabilities	207,226	1,124	208,350	308,109	-	308,109	(100,883)	1,124	(99,759)
Net admitted deferred tax asset/liability	161,198	-	161,198	215,031	-	215,031	(53,833)	-	(53,833)

	2012	2011
Ratio Percentage Used To Determine Recovery Period And Threshold Limitation Amount	893%	708%

Amount Of Adjusted Capital And Surplus Used To Determine Recovery Period And Threshold Limitation	$1,074,655,679	$1,101,023,536

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

15.  FEDERAL INCOME TAXES (CONTINUED)

The following table provides the impact of tax planning strategies, if used in the Company's SSAP No. 101 calculation, on adjusted gross and net admitted DTAs.

	December 31, 2012			December 31, 2011			Change
	Ordinary	Capital		Ordinary	Capital
Description	Percent	Percent	Total Percent	Percent	Percent	Total Percent	Ordinary	Capital	Total Percent
Impact of Tax Planning Strategies

Adjusted Gross DTAs	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
(% of Total Adjusted Gross DTAs)

Net Admitted Adjusted Gross DTAs	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
(% of Total Net Admitted Adjusted
Gross DTAs)

The Company utilizes tax planning strategies in the calculation of its adjusted gross DTA.  However, due to the method prescribed for calculating the ratios for the net admitted DTA as shown in the above table, the percentage impact of using tax planning strategies used to calculate the adjusted gross DTA is not reflected in the table above.

The following tables provide the Company's significant components of income taxes incurred and the changes in DTAs and DTLs.

				Change	Change
(In Thousands)	December 31, 2012	December 31, 2011	December 31, 2010	2012 - 2011	2011 - 2010
Current Income Tax

Federal tax benefit from operations	$(84,977)	$(37,926)	$(25,108)	$(47,051)	$(12,818)
Federal tax expense on prior period adjustment	-	-	6,091	-	(6,091)
Federal income tax on net capital gains	(2,216)	9,659	52,206	(11,875)	(42,547)
Utilization of capital loss carry-forwards	-	(10,948)	(52,206)	10,948	41,258
Federal tax expense (benefit) on stock options	184	(982)	(569)	1,166	(413)
Current income tax benefit	$(87,009)	$(40,197)	$(19,586)	$(46,812)	$(20,611)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

15.  FEDERAL INCOME TAXES (CONTINUED)

(In Thousands)	December 31, 2012	December 31, 2011	Change
Deferred Tax Assets:

Ordinary
Policyholder reserves	$ 517,331	$ 536,293	$ (18,962)
Investments	213,028	165,450	47,578
Deferred acquisition costs	119,385	139,678	(20,293)
Net operating loss carry-forward	242,556	244,481	(1,925)
Other (including items <5% of total ordinary tax assets)	63,841	52,988	10,853
Total ordinary deferred tax assets	$ 1,156,141	$ 1,138,890	$ 17,251

Statutory valuation allowance adjustment	$ 361,941	$ -	$ 361,941

Nonadmitted	392,830	615,750	(222,920)

Admitted ordinary deferred tax assets	$ 401,370	$ 523,140	$ (121,770)

Capital:
Investments	-	66,124	(66,124)
Net capital loss carry-forward	17,856	5,458	12,398
Subtotal	$ 17,856	$ 71,582	$ (53,726)

Statutory valuation allowance adjustment	$ 17,856	$ -	$ 17,856

Nonadmitted	-	71,582	(71,582)

Admitted capital deferred tax assets	$ -	$ -	$ -

Admitted deferred tax assets	$ 401,370	$ 523,140	$ (121,770)

Deferred Tax Liabilities:

Ordinary
Investments	$ 135,748	$ 147,150	$ (11,402)
Policyholder reserves	89,539	147,072	(57,533)
Other (including items <5% of total ordinary tax liabilities)	14,885	13,887	998
Subtotal	$ 240,172	$ 308,109	$ (67,937)

Capital:
Investments	-	-	-
Subtotal	$ -	$ -	$ -

Deferred tax liabilities	$ 240,172	$ 308,109	$ (67,937)

Net admitted deferred tax assets/liabilities	$ 161,198	$ 215,031	$ (53,833)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

15. FEDERAL INCOME TAXES (CONTINUED)

The following table provides a reconciliation of the impact of adoption of SSAP No. 101:

Net Admitted Deferred Tax Assets/(Net Deferred Tax Liability) under SSAP No. 101	$(53,833)
Less: Tax effect of unrealized gains/(losses)	(60,568)
Less: Change in net admitted deferred tax assets as a result of the adoption of SSAP No. 101	(49,877)
Change in net admitted deferred tax assets (excluding the impact of the adoption of SSAP No. 101)	$56,612

Deferred Tax Assets Nonadmitted under SSAP No. 101	$(294,502)
Less: Change in non-admitted deferred tax assets as a result of the adoption of SSAP No. 101	49,877
Change in non-admitted deferred tax assets (excluding the impact of the adoption of SSAP No. 101)	$(344,379)

The change in net deferred income taxes is comprised of the following:

(In Thousands)
Description	December 31, 2012	December 31, 2011	Change
Total deferred tax assets	$1,173,997	$1,210,472	$(36,475)
Total deferred tax liabilities	240,172	308,109	(67,937)
Net deferred tax asset	$933,825	$902,363	$31,462
Statutory valuation allowance	(379,797)	-	(379,797)
Net deferred tax assets/liabilities	$554,028	$902,363	$(348,335)
Tax effect of unrealized (gains)/losses			(60,568)
Change in net deferred income tax			$(287,767)

Change in net deferred income tax (before admissibility) due to the adoption of SSAP 101			49,877
Change in net deferred income tax (before admissibility) excluding the effects of SSAP 101			$(337,644)

The provision for federal income taxes incurred for the current year is different from that which would be obtained by applying the statutory federal income tax rate of 35% to income before income taxes. The significant items causing this difference at December 31, 2012, 2011 and 2010 are as follows:

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

15.  FEDERAL INCOME TAXES (CONTINUED)

(In Thousands)	December 31, 2012			December 31, 2011			December 31, 2010
Description	Amount	Tax Effect @ 35%	Effective Tax Rate	Amount	Tax Effect @ 35%	Effective Tax Rate	Amount	Tax Effect @ 35%	Effective Tax Rate
Net gain from operations	$(41,797)	$(14,629)	3.3%	$(423,255)	$(148,139)	28.6%	$72,267	$25,294	-12.5%
Pre-tax capital gains - Pre IMR	(401,177)	(140,412)	31.7%	(94,595)	(33,108)	6.4%	(274,828)	(96,190)	47.5%
Dividends Received Deduction		(14,000)	3.2%		(14,000)	2.7%		(14,000)	6.9%
Tax Credits		(4,739)	1.1%		(4,281)	0.8%		(3,930)	1.9%
Non-deductible expenses		545	-0.1%		669	-0.1%		639	-0.3%
Change in tax contingency reserves		(1,860)	0.4%		1,676	-0.3%		4,153	-2.1%
Reversal of IMR		(4,743)	1.1%		(8,270)	1.6%		3,932	-1.9%
Change in non-admitted assets		4,763	-1.1%		1,605	-0.3%		(777)	0.4%
Prior year adjustments		(2,455)	0.6%		(5,728)	1.1%		3,149	-1.6%
Prior period adjustment booked to Surplus		-	0.0%		-	0.0%		6,091	-3.0%
Change in statutory valuation allowance		379,797	-85.9%		-	0.0%		-	0.0%
Other		(1,509)	0.3%		-	0.0%		(129)	0.1%
Total statutory income taxes		$200,758	-45.4%		$(209,576)	40.5%		$(71,768)	35.4%

Federal income taxes incurred		$(87,009)	19.6%		$(40,197)	7.8%		$(19,586)	9.6%
Change in net deferred income taxes		287,767	-65.0%		(169,379)	32.7%		(52,182)	25.8%
Total statutory income taxes		$200,758	-45.4%		$(209,576)	40.5%		$(71,768)	35.4%

At December 31, 2012, the Company has $693.0 million of net operating losses carryforwards, which will begin to expire, if not utilized, in 2023.  At December 31, 2012, the Company has $51.0 million of capital loss carryforward, which will expire, if not utilized, in 2014. At December 31, 2012, the Company has $6.2 million of foreign tax credit carryforwards, which will begin to expire if not utilized, in 2019. At December 31, 2012, the Company has $6.2 million of LIHTC carryforwards, which will expire, if not utilized, in 2029.  At December 31, 2012, the Company has no Minimum Tax Credits.

At December 31, 2012, the following are income tax expenses (benefits) incurred in current and prior years that will be available for recoupment in the event of future net losses (gains) (in thousands):

2012	$ (64,460)
2011	(59,740)
2010	(65,258)

The Company did not pay income taxes for the years ended December 31, 2012, 2011 or 2010.

A reconciliation of the beginning and ending balances of tax contingencies computed in accordance with SSAP No. 101 and No. 5R is as follows:

(In Thousands)	2012	2011
Balance, beginning of year	$ 1,477	$ 3,625
Gross increases related to tax positions in prior years	-	-
Gross decreases related to tax positions in prior years	-	-
Gross increases related to tax positions in current year	-	-
Settlements	-	(2,148)
Close of tax examinations/statutes of limitations	-	-
Balance, end of year	$ 1,477	$ 1,477

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

15.  FEDERAL INCOME TAXES (CONTINUED)

Included above in the balance of tax contingencies are liabilities for unrecognized tax benefits (“UTBs”) related to permanent tax adjustments, exclusive of interest.  If recognized, these amounts would favorably affect the Company’s effective tax rate on income from operations in future periods, exclusive of any related interest.

The Company recognizes interest accrued related to UTBs in income tax expense.  The Company had accrued interest balance of $6.3 million and $9.2 million as of December 31, 2012 and 2011, respectively. The Company recognized $2.9 million in gross interest benefit related to UTBs during the year ended December 31, 2012. The Company has not accrued any penalties related to UTBs.

As of December 31, 2012, there were no positions for which management believes it is reasonably possible that the total amounts of tax contingencies will significantly increase or decrease within 12 months of the reporting date.

The Company files federal income tax returns and income tax returns in various state and local jurisdictions.  With few exceptions, the Company is no longer subject to examinations by the tax authorities in these jurisdictions for tax years before 2003.  In August 2006, the Internal Revenue Service (“IRS”) issued a Revenue Agent’s Report for the Company’s 2001 and 2002 tax years.  The Company disagreed with some of the proposed adjustments and the case was assigned to The Appeals Division of the IRS (“Appeals”).  A settlement was reached and formally approved by the Company on January 11, 2010.   The effects of the settlement are in line with previous expectations and have no material impact on the Company’s financial statements.

In October 2008, the IRS issued a Revenue Agent’s Report for the Company’s tax years 2003 and 2004. The Company disagreed with some of the adjustments and filed a protest, which was assigned to Appeals in 2009.  On May 27, 2010 the IRS held opening conference for the 2003 and 2004 Appeal.  The Company is involved in discussions with the IRS to reach a resolution. On January 6, 2011 the IRS issued a Revenue Agent’s Report for the Company for tax years 2005 and 2006. The Company disagrees with some of the issues and is in the process of filing a protest.

While the final outcome of the appeals and ongoing tax examinations is not determinable, the Company has recorded its best estimate of potential liability and does not believe that any adjustments would be material to its financial position.

On August 4, 2011, the IRS held Open Conference for the tax years 2007-2009.  The Company is in the process of responding to the IRS requests for information.  The Company also provided the disclosure letter to the IRS on September 21, 2011.

The Company will file a consolidated return with SLC – U.S. Ops Holdings for the year ended December 31, 2012, as the Company did for the years ended December 31, 2011 and 2010.

The Company has a written agreement approved by the Board of Directors, which sets forth the manner in which the total combined federal income tax is allocated to each entity which is a party to the consolidation.  Pursuant to this agreement, allocation is based upon separate return calculations with current credit (benefit) given for losses and tax attributes that are utilized by the consolidated group.  Intercompany tax balances are settled on a quarterly basis, with a final true up after filing of the federal income tax return, as prescribed by the terms of the tax sharing agreement.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

15.  FEDERAL INCOME TAXES (CONTINUED)

The Company will file a consolidated federal income tax return for 2012 with the following affiliates:

Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc.	Sun Life Financial (U.S.) Reinsurance Company
Sun Life Financial (U.S.) Holdings, Inc.	Massachusetts Financial Services Company
Sun Life Financial (Japan), Inc.	MFS Investment Management K.K.
Sun Life Financial (U.S.) Finance, Inc.	MFS Fund Distributors, Inc.
Sun Canada Financial Co.	MFS Service Center, Inc.
Sun Life Financial Distributors, Inc.	MFS Institutional Advisors, Inc.
Clarendon Insurance Agency, Inc.	MFS Heritage Trust Company
Sun Life of Canada (U.S.) Holdings, Inc.	California Benefits Dental Plan
Sun Life of Canada (U.S.) Financial Services Holdings, Inc.	Sun Life Administrators (U.S.), Inc.
Sun Life Assurance Company of Canada (U.S.)	Dental Holdings, Inc.
Independence Life and Annuity Company	Sun Life Financial (U.S.) Services Company, Inc.

16.  CAPITAL STOCK AND SURPLUS AND DIVIDEND RESTRICTIONS

The Company’s ability to pay dividends is subject to certain statutory restrictions.  The State of Delaware has enacted laws governing the payment of dividends to stockholders by domestic insurers.

Pursuant to Delaware's statute, the maximum amount of dividends and other distributions that a domestic insurer may pay in any twelve-month period without the prior approval of the Delaware Commissioner of Insurance is limited to the greater of:  (i) 10% of its statutory surplus as of the preceding December 31, or (ii) the individual company's statutory net gain from operations for the preceding calendar year.  Any dividends to be paid by an insurer from a source other than statutory surplus, whether or not in excess of the aforementioned threshold, would also require the prior approval of the Delaware Commissioner of Insurance.  The Company was not permitted to pay dividends in 2012 without prior approval from the Delaware Commissioner of Insurance.

No dividends were paid to the Parent during 2012. Extra ordinary dividends of $300 million were paid to the Parent during 2011. No dividends were paid to the Parent during 2010.

The portion of unassigned funds (surplus) represented or (reduced) by each of the following items at December 31, 2012 and 2011 was as follows (in thousands):

	2012	2011
Net unrealized capital losses, excluding deferred tax	$81,981	$(137,151)
Non-admitted assets	(401,635)	(707,402)
Asset valuation reserve	(47,141)	(188,181)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

17.  RISK-BASED CAPITAL

Life and health insurance companies are subject to certain RBC requirements as specified by the NAIC. The RBC requirements provide a method for measuring the minimum acceptable amount of adjusted capital that a life insurer should have, as determined under statutory accounting principles, taking into account the risk characteristics of its investments and products.  The Company has met the minimum RBC requirements at December 31, 2012 and 2011.

18.  COMMITMENTS AND CONTINGENT LIABILITIES

Contingent commitments

The Company has commitments for partnership investments of $11.5 million and $11.8 million as of December 31, 2012 and 2011, respectively.

Regulatory and industry developments

Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants.  Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's solvency and further provide annual limits on such assessments.  Part of the assessments paid by the Company pursuant to these laws may be used as credits for a portion of the associated premium taxes.

The pending liquidation of Executive Life Insurance Company, along with other insolvencies reported by National Organization of Life and Health Insurance Guaranty Associations, will result in retrospective premium-based guaranty fund assessments against the Company. Based on the best information available, the Company has recorded an accrued liability of $10.2 million for guaranty fund assessments as of December 31, 2012. The Company does not know the period over which the guaranty fund assessments are expected to be paid.

The Company has not established any asset for premium tax credits or policy surcharges as their recoveries are not estimable.

Litigation, Income Taxes and Other Matters

In Revenue Ruling 2007-61, issued on September 25, 2007, the IRS announced its intention to issue regulations with respect to certain computational aspects of the dividends-received-deduction (the “DRD”) on separate account assets held in connection with variable annuity contracts.  Revenue Ruling 2007-61 suspended Revenue Ruling 2007-54, issued on August 16, 2007, that purported to change accepted industry and IRS interpretations of the statutes governing computational questions impacting the DRD.  On May 30, 2010, the IRS issued an Industry Director Directive which makes it clear that IRS interpretations prior to Revenue Ruling 2007-54 should be followed until new regulations are issued.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

18.  COMMITMENTS AND CONTINGENT LIABILITIES (CONTINUED)

New DRD regulations that the IRS proposes for issuance on this matter will be subject to public comment, at which time the insurance industry and other interested parties will have the opportunity to raise comments and questions about the content, scope, and application of new regulations.  The issue was included in the 2012-2013 Priority Guidance Plan, issued on November 19, 2012, as one of the projects the IRS intends to work on in 2013. The timing, substance, and effective date of the new regulations are unknown, but they could result in the elimination of some or all of the separate account DRD tax benefit that the Company ultimately receives. For the years ended December 31, 2012,  2011 and 2010, the Company’s financial statements reflect benefits of $11.6 million, $13.8 million and $10.6 million, respectively, related to the separate account DRD.

The Company recorded adjustments as of, and for the twelve months ended, December 31, 2011 due to inaccurate interest rates on certain contract loan balances processed during the year, and in prior years, related to SPWL policies (see Note 1). The Company continues to investigate the interest rates used on SPWL contract loans outstanding in prior years, although management has not determined a reasonable estimate for any remaining potential future adjustments at this time.  Potential future adjustments will also be subject to the 100% funds-withheld reinsurance agreement with SLOC.

The Company is not aware of any contingent liabilities arising from litigation or other matters that could have a material effect upon the financial condition, results of operations or cash flows of the Company.

Indemnities

In the normal course of its business, the Company has entered into agreements that include indemnities in favor of third parties, such as contracts with advisors and consultants, outsourcing agreements, underwriting and agency agreements, information technology agreements, distribution agreements, and service agreements.  The Company has also agreed to indemnify its directors, officers and employees in accordance with the Company’s by-laws.  The Company believes any potential liability under these agreements is neither probable nor estimable.  Therefore, the Company has not recorded any associated liability.

Lease Commitments

The Company leases various facilities and equipment under non-cancelable operating lease agreements.  Rental expenses, including allocated amounts, for 2012, 2011 and 2010 were approximately $5.4 million, $5.7 million and $5.9 million, respectively.

The Company had previously transferred assets to Sun Life Services, which resulted in a sale-leaseback transaction.  At the time of the transfer, the Company established a liability, which represented the cost of certain of the assets transferred, and had been amortizing the liability over the remaining useful life of the assets on a straight-line basis.  During December, 2012, the value of the assets transferred were written down to zero, and the remaining liability was amortized into income.  The write-off resulted in an increase to surplus of approximately $8.6 million, pre-tax, as the leased assets had been previously non-admitted.  The Company has no remaining future minimum lease payments related to these assets.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

18.  COMMITMENTS AND CONTINGENT LIABILITIES (CONTINUED)

Leasing is not a significant part of the Company’s business activities.  At December 31, 2012, the Company leased office space to its affiliate, the U.S. Branch.  This lease was scheduled to expire in December 2014 and included options to extend the terms for each of twelve successive five-year terms at fair market rental. This lease was revised on January 1, 2013.  Refer to Note 19.

19.  SUBSEQUENT EVENTS

Effective January 1, 2013, the Company revised the lease agreement with its affiliate, the US Branch, to assign the rights, liabilities and obligations under the lease from the U.S. Branch to another affiliate, Sun Life Services.  The lease was amended to be a 20 year term, subject to termination rights every 5th year after the start of the lease.

In December 2012, the Board of Directors of the Company approved the recapture of 100 percent of the risks under certain single premium whole life insurance policies that are currently reinsured to its affiliate, SLOC, pursuant to a December 31, 2003 reinsurance agreement.  The transaction was effective for the first quarter of 2013, and the Company recorded a decrease to surplus of approximately $34.7 million.

During December 2012, the Company’s Board of Directors approved the extraordinary distribution of all of the issued and outstanding shares of the Company’s wholly-owned subsidiary, ILAC, to the Parent. The Company received regulatory approval and ILAC was distributed effective January 1, 2013.  The impact to the Company's surplus was a decrease of $64.2 million.  The Company recorded the distribution as a return of gross paid in and contributed surplus.

Subsequent events were evaluated through the issuance of the audited statutory-basis financial statements, which were made available on April 24, 2013.  No events were identified subsequent to the filing of the Company’s Annual Statement on March 1, 2013, other than those disclosed above.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

20.  SSAP No. 43R: OTHER THAN TEMPORARY IMPAIRMENTS

The following OTTI was recognized during the statement year on loan-backed or structured securities that the Company had either intent to sell or inability to hold until recovery.

	(1) Amortized Cost Basis Before Other-than-Temporary Impairment	(2) Other-than-Temporary Impairment Recognized in Loss		(3) Fair Value 1 - (2a + 2b)
(In Thousands)		2(a) Interest	2(b) Non-Interest

OTTI recognized 1st Quarter

a. Intent to sell	$ -	$ -	$ -	$ -
b. Inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis	$ -	$ -	$ -	$ -
c. Total 1st Quarter	$ -	$ -	$ -	$ -

OTTI recognized 2nd Quarter

d. Intent to sell	$ -	$ -	$ -	$ -
e. Inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis	$ -	$ -	$ -	$ -
f. Total 2nd Quarter	$ -	$ -	$ -	$ -

OTTI recognized 3rd Quarter

g. Intent to sell	$ -	$ -	$ -	$ -
h. Inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis	$ -	$ -	$ -	$ -
i. Total 3rd Quarter	$ -	$ -	$ -	$ -

OTTI recognized 4th Quarter

j. Intent to sell	$1,020,430	$ -	$ 309,060	$ 711,370
k. Inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis	$ -	$ -	$ -	$ -

l. Total 4th Quarter	$1,020,430	$ -	$ 309,060	$ 711,370

m. Annual Aggregate Total		$ -	$ 309,060

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

20.  SSAP No. 43R: OTHER THAN TEMPORARY IMPAIRMENTS (CONTINUED)

The following table presents details on credit impairments recorded on loan-backed and structured securities pursuant to SSAP No. 43R for the year ended December 31, 2012.

CUSIP	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than-Temporary Impairment	Amortized Cost After Other-Than- Temporary Impairment	Fair Value at time of OTTI	Date of Financial Statement Where Reported

04542BMV1	$ 715,694	$ 616,316	$ 99,379	$ 616,316	$ 616,316	03/31/2012
058931BR6	701,587	599,987	101,600	599,987	420,046	03/31/2012
05948KCC1	1,364,954	1,364,675	279	1,364,675	1,364,675	03/31/2012
05948KCD9	488,310	427,848	60,463	427,848	427,848	03/31/2012
05948KDV8	209,699	99,825	109,875	99,825	99,825	03/31/2012
05948KHW2	690,518	689,185	1,333	689,185	689,185	03/31/2012
05948KMR7	1,950,097	1,947,662	2,434	1,947,662	1,947,662	03/31/2012
05948KST7	967,969	617,006	350,962	617,006	617,006	03/31/2012
05948KTP4	1,085,092	1,083,831	1,261	1,083,831	1,083,831	03/31/2012
05948KVE6	1,631,340	1,628,616	2,723	1,628,616	1,628,616	03/31/2012
05948KVF3	252,137	158,148	93,989	158,148	158,148	03/31/2012
05948KYD5	657,184	526,678	130,506	526,678	309,738	03/31/2012
05948X2A8	2,046,752	2,043,928	2,824	2,043,928	1,697,023	03/31/2012
05948XD99	3,984,971	3,981,293	3,679	3,981,293	3,651,260	03/31/2012
05948XY96	2,720,165	2,716,433	3,732	2,716,433	2,239,994	03/31/2012
05949AQL7	6,115,675	6,112,074	3,601	6,112,074	4,665,375	03/31/2012
05949AYP9	795,413	779,024	16,389	779,024	779,024	03/31/2012
05949CBN5	259,273	249,951	9,323	249,951	97,533	03/31/2012
05949CQD1	6,425,577	6,422,496	3,082	6,422,496	6,320,767	03/31/2012
05949QBV6	218,552	151,576	66,976	151,576	65,243	03/31/2012
06052LAA5	10,739,243	10,705,683	33,560	10,705,683	10,649,697	03/31/2012
12513YAK6	1,981,016	1,351,747	629,270	1,351,747	1,351,747	03/31/2012
12669FQF3	238,607	154,420	84,187	154,420	154,420	03/31/2012
12669FXC2	432,867	368,405	64,462	368,405	368,405	03/31/2012
172973D63	3,018,944	3,018,834	110	3,018,834	2,788,378	03/31/2012
17309BAB3	772,049	745,969	26,081	745,969	612,640	03/31/2012
225308BG9	18,592,800	2,092,800	16,500,000	2,092,800	2,092,800	03/31/2012
32051GD77	278,429	-	278,429	-	30	03/31/2012
32051GMN2	1,500,725	1,500,274	451	1,500,274	1,500,274	03/31/2012
32051GRL1	951	-	951	-	13	03/31/2012
32051GWZ4	829,084	446,352	382,732	446,352	446,352	03/31/2012
32052LAC7	3,340,036	3,339,853	183	3,339,853	3,119,776	03/31/2012
32052LAT0	106,944	-	106,944	-	13,883	03/31/2012
362341EV7	34,276	15,370	18,906	15,370	18	03/31/2012
36828QQS8	1,410,040	827,520	582,520	827,520	827,520	03/31/2012

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

20.  SSAP No. 43R: OTHER THAN TEMPORARY IMPAIRMENTS (CONTINUED)

CUSIP	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than-Temporary Impairment	Amortized Cost After Other-Than- Temporary Impairment	Fair Value at time of OTTI	Date of Financial Statement Where Reported

41161PNC3	$ 261,414	$ 160,813	$ 100,602	$ 160,813	$ 180,057	03/31/2012
466247HG1	206,664	180,929	25,735	180,929	180,929	03/31/2012
466247RD7	82,517	78,118	4,399	78,118	78,118	03/31/2012
466247ST1	151,358	70,222	81,137	70,222	70,222	03/31/2012
466247WV1	1,201,854	175,584	1,026,270	175,584	175,584	03/31/2012
46625M7A1	3,593,085	3,147,948	445,137	3,147,948	1,752,828	03/31/2012
46625YDW0	1,816,954	800,012	1,016,942	800,012	800,012	03/31/2012
46625YNY5	2,221,575	1,349,946	871,629	1,349,946	1,349,946	03/31/2012
46625YRC9	2,775,579	1,267,316	1,508,263	1,267,316	1,267,316	03/31/2012
46629PAJ7	156,286	78,838	77,449	78,838	78,838	03/31/2012
46630VAQ5	1,400,777	671,778	728,999	671,778	671,778	03/31/2012
57643LRK4	1,056,919	986,257	70,662	986,257	461,415	03/31/2012
57643MAY0	495,692	475,334	20,359	475,334	381,220	03/31/2012
68403BAE5	5,161,869	5,127,228	34,641	5,127,228	3,930,695	03/31/2012
69335YAJ5	1,184,975	1,184,186	789	1,184,186	1,184,186	03/31/2012
73316PCL2	403,403	329,086	74,318	329,086	329,086	03/31/2012
749577AA0	18,562,056	18,547,193	14,864	18,547,193	16,598,553	03/31/2012
74958AAD6	5,213,223	5,183,195	30,028	5,183,195	4,690,130	03/31/2012
74958EAG1	9,758,550	9,745,382	13,168	9,745,382	9,132,248	03/31/2012
74958YAA0	4,219,010	4,196,925	22,085	4,196,925	4,014,899	03/31/2012
75970NAT4	535,899	489,193	46,706	489,193	323,601	03/31/2012
75970QAF7	4,983,532	4,938,546	44,986	4,938,546	2,777,406	03/31/2012
759950DT2	447,341	280,066	167,275	280,066	273,148	03/31/2012
760985D32	322,777	303,961	18,817	303,961	303,961	03/31/2012
760985XY2	335,948	242,263	93,685	242,263	242,263	03/31/2012
760985XZ9	44,887	39,772	5,115	39,772	39,772	03/31/2012
760985ZJ3	445,376	414,982	30,393	414,982	414,982	03/31/2012
76110WWJ1	467,919	465,398	2,521	465,398	465,398	03/31/2012
76111J2B9	2,281,454	2,277,098	4,356	2,277,098	1,926,738	03/31/2012
76111J7T5	670,771	670,338	433	670,338	606,234	03/31/2012
76111XPG2	220,812	211,825	8,987	211,825	211,825	03/31/2012
863576AT1	16,377	2,215	14,161	2,215	24	03/31/2012
863576CV4	3,404,658	2,294,503	1,110,155	2,294,503	2,294,503	03/31/2012
929227WP7	20,269	19,764	505	19,764	12,939	03/31/2012
929227Z66	4,959,994	4,958,183	1,811	4,958,183	3,724,548	03/31/2012
92922FH27	54,290	8,821	45,469	8,821	30,269	03/31/2012
939336Y31	193,154	150,850	42,303	150,850	150,850	03/31/2012
94981FAN2	1,237,573	1,216,932	20,641	1,216,932	1,216,932	03/31/2012
94983JAJ1	128,041	84,399	43,642	84,399	84,399	03/31/2012
04542BMW9	80,317	39,797	40,520	39,797	39,797	06/30/2012

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010
20.  SSAP No. 43R: OTHER THAN TEMPORARY IMPAIRMENTS (CONTINUED)

CUSIP	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than-Temporary Impairment	Amortized Cost After Other-Than- Temporary Impairment	Fair Value at time of OTTI	Date of Financial Statement Where Reported

05946XGH0	$ 813,629	$ 768,919	$ 44,710	$ 768,919	$ 768,919	06/30/2012
05948KCD9	617,923	386,581	231,342	386,581	386,581	06/30/2012
05948KGM5	294,205	244,424	49,782	244,424	244,424	06/30/2012
+05948KHW2	868,719	749,954	118,766	749,954	749,954	06/30/2012
05948KST7	612,021	408,363	203,658	408,363	408,363	06/30/2012
05948KVF3	228,995	194,345	34,650	194,345	194,345	06/30/2012
05949AXN5	586,035	579,458	6,577	579,458	579,458	06/30/2012
05949AYP9	692,554	653,266	39,288	653,266	653,266	06/30/2012
05949QBV6	117,358	-	117,358	-	17,061	06/30/2012
1248P8AC3	2,509,395	2,504,861	4,534	2,504,861	2,590,501	06/30/2012
12501RAC3	1,001,102	996,001	5,101	996,001	876,862	06/30/2012
12666CAF0	69,224	68,773	451	68,773	312,970	06/30/2012
12669FHU0	776,196	717,077	59,119	717,077	717,077	06/30/2012
12669FQF3	204,038	157,319	46,719	157,319	157,319	06/30/2012
12669FSH7	1,040,603	937,822	102,781	937,822	937,822	06/30/2012
12669FXC2	502,793	428,930	73,862	428,930	428,930	06/30/2012
17309BAB3	643,529	629,429	14,100	629,429	489,050	06/30/2012
20173QAK7	2,895,563	1,057,500	1,838,063	1,057,500	1,057,500	06/30/2012
21075WBM6	303,235	302,288	947	302,288	302,419	06/30/2012
225308BG9	4,172,944	-	4,172,944	-	1,339,470	06/30/2012
31846LBT2	92,792	91,839	953	91,839	82,327	06/30/2012
31846LBW5	136,856	133,130	3,726	133,130	133,667	06/30/2012
32051GVB8	840,900	142,131	698,769	142,131	142,131	06/30/2012
32051GWZ4	878,164	388,198	489,966	388,198	388,198	06/30/2012
362341EV7	13,255	-	13,255	-	16	06/30/2012
36242DYN7	76,375	27,308	49,066	27,308	115,440	06/30/2012
393505MU3	427,713	406,940	20,774	406,940	431,375	06/30/2012
393505QN5	9,005	8,862	143	8,862	9,104	06/30/2012
393505QZ8	3,666,005	3,550,607	115,398	3,550,607	3,894,727	06/30/2012
393505SU7	320,188	299,393	20,795	299,393	329,814	06/30/2012
393505UU4	1,154,212	1,144,485	9,727	1,144,485	1,183,337	06/30/2012
393505VW9	95,387	93,890	1,497	93,890	97,747	06/30/2012
396789KD0	3,107,559	2,384,646	722,913	2,384,646	626,416	06/30/2012
41161PNC3	137,072	106,403	30,669	106,403	117,578	06/30/2012
456684AA7	12,528,669	6,278,669	6,250,000	6,278,669	4,225,000	06/30/2012
466247HG1	196,878	155,188	41,690	155,188	155,188	06/30/2012
466247QP1	1,395,960	1,333,695	62,265	1,333,695	1,088,306	06/30/2012
466247ST1	139,130	102,574	36,556	102,574	65,561	06/30/2012
466247WV1	196,405	180,495	15,910	180,495	180,495	06/30/2012
46625M7A1	3,147,948	2,231,715	916,233	2,231,715	1,793,551	06/30/2012

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

20.  SSAP No. 43R: OTHER THAN TEMPORARY IMPAIRMENTS (CONTINUED)

CUSIP	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than-Temporary Impairment	Amortized Cost After Other-Than- Temporary Impairment	Fair Value at time of OTTI	Date of Financial Statement Where Reported

46630VAQ5	$ 2,447,271	$ 1,451,528	$ 995,743	$ 1,451,528	$ 841,146	06/30/2012
477122AU9	240,828	-	240,828	-	787	06/30/2012
52108H3S1	3,096,806	2,089,661	1,007,145	2,089,661	260,747	06/30/2012
59549NAA1	4,863,223	4,846,795	16,429	4,846,795	5,015,851	06/30/2012
59549NAD5	1,442,539	1,441,623	916	1,441,623	1,462,399	06/30/2012
59549RAC8	773,345	765,179	8,166	765,179	709,032	06/30/2012
59549WAD5	2,219,088	2,218,604	485	2,218,604	2,202,269	06/30/2012
59560UAC5	4,311,890	4,308,300	3,590	4,308,300	4,528,580	06/30/2012
68403BAE5	5,127,228	5,103,385	23,843	5,103,385	3,891,963	06/30/2012
68619ABJ5	1,109,239	1,109,036	202	1,109,036	1,125,607	06/30/2012
749577AA0	17,487,126	16,877,535	609,591	16,877,535	15,822,388	06/30/2012
74958AAD6	4,987,417	4,849,256	138,160	4,849,256	4,422,437	06/30/2012
74958EAG1	9,572,748	9,454,153	118,595	9,454,153	8,949,993	06/30/2012
74958YAA0	3,974,466	3,927,508	46,957	3,927,508	3,701,205	06/30/2012
760985D32	323,164	293,859	29,306	293,859	293,859	06/30/2012
760985YX3	451,882	447,707	4,175	447,707	134,790	06/30/2012
760985ZJ3	431,796	415,711	16,084	415,711	415,711	06/30/2012
76110VBX5	415,523	411,351	4,172	411,351	402,988	06/30/2012
76110WWJ1	470,690	453,768	16,922	453,768	453,768	06/30/2012
76111J2B9	2,102,528	2,086,732	15,796	2,086,732	1,778,712	06/30/2012
76111J5M2	2,239,142	2,219,079	20,063	2,219,079	2,145,225	06/30/2012
76111XPE7	2,654,650	2,651,441	3,210	2,651,441	2,415,022	06/30/2012
76111XPG2	458,936	278,907	180,030	278,907	278,907	06/30/2012
76111XXX6	45,922	-	45,922	-	20	06/30/2012
79548KA73	2,701,839	2,701,296	543	2,701,296	1,607,639	06/30/2012
863576AT1	2,022	-	2,022	-	22	06/30/2012
863576CV4	2,798,169	2,249,080	549,090	2,249,080	2,249,080	06/30/2012
921796GR3	1,205,010	1,190,001	15,008	1,190,001	1,172,989	06/30/2012
921796HD3	1,805,081	1,729,936	75,146	1,729,936	1,834,646	06/30/2012
921796KF4	5,270,632	4,997,633	272,999	4,997,633	5,150,024	06/30/2012
929227K21	918,408	918,261	147	918,261	830,594	06/30/2012
929227Z66	4,593,605	4,593,065	541	4,593,065	3,609,181	06/30/2012
92922FH27	6,738	2,797	3,941	2,797	19,868	06/30/2012
92922FXB9	108,270	99,938	8,332	99,938	99,938	06/30/2012
92978MAL0	2,782,435	1,632,069	1,150,366	1,632,069	1,632,069	06/30/2012
939336RN5	4,666,141	4,636,794	29,347	4,636,794	4,380,807	06/30/2012
939336TY9	2,312,992	2,310,770	2,222	2,310,770	2,264,249	06/30/2012
939336TZ6	880,953	880,531	422	880,531	829,849	06/30/2012
939336Y31	160,147	98,334	61,813	98,334	98,334	06/30/2012
94979YBC8	3,273,949	3,236,450	37,499	3,236,450	2,333,711	06/30/2012

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

20.  SSAP No. 43R: OTHER THAN TEMPORARY IMPAIRMENTS (CONTINUED)

CUSIP	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than-Temporary Impairment	Amortized Cost After Other-Than- Temporary Impairment	Fair Value at time of OTTI	Date of Financial Statement Where Reported

94980DAE8	$ 4,049,806	$ 4,030,147	$ 19,659	$ 4,030,147	$ 3,064,033	06/30/2012
94980XAS3	5,352,047	5,326,963	25,084	5,326,963	4,030,375	06/30/2012
94981FAN2	1,326,845	1,083,762	243,083	1,083,762	1,083,762	06/30/2012
94981UAL3	330,943	276,749	54,194	276,749	276,749	06/30/2012
94981YAA9	1,514,980	1,488,146	26,835	1,488,146	1,344,060	06/30/2012
94983JAJ1	74,848	60,982	13,866	60,982	53,699	06/30/2012
94983NAN3	26,535	9,992	16,543	9,992	30,202	06/30/2012
000780AV8	3,773,810	3,771,157	2,653	3,771,157	3,505,489	09/30/2012
03072SQX6	365,142	334,757	30,385	334,757	334,757	09/30/2012
03927PAE8	2,669,908	1,274,175	1,395,733	1,274,175	1,274,175	09/30/2012
04542BMW9	62,425	12,017	50,408	12,017	24,653	09/30/2012
05946XGH0	750,322	682,238	68,083	682,238	682,238	09/30/2012
05948KCC1	1,088,395	1,086,064	2,330	1,086,064	1,086,064	09/30/2012
05948KCD9	350,011	325,534	24,476	325,534	325,534	09/30/2012
05948KGM5	212,693	198,496	14,197	198,496	198,496	09/30/2012
05948KJX8	3,647,492	3,644,707	2,785	3,644,707	3,644,707	09/30/2012
05948KMR7	2,219,299	2,212,190	7,110	2,212,190	2,212,190	09/30/2012
05948KST7	425,000	363,068	61,932	363,068	363,068	09/30/2012
05948KTP4	1,283,329	1,278,733	4,596	1,278,733	1,278,733	09/30/2012
05948KVE6	2,019,251	2,008,165	11,085	2,008,165	2,008,165	09/30/2012
05948KVF3	432,977	129,568	303,409	129,568	129,568	09/30/2012
05948KYD5	521,288	473,190	48,099	473,190	396,143	09/30/2012
05948X2A8	1,920,380	1,906,116	14,264	1,906,116	1,597,823	09/30/2012
05948XD99	3,714,841	3,708,274	6,567	3,708,274	3,174,683	09/30/2012
05948XY96	2,555,519	2,550,616	4,903	2,550,616	1,958,416	09/30/2012
059497AB3	971,154	681,261	289,893	681,261	202,500	09/30/2012
059497AF4	539,296	243,900	295,396	243,900	243,900	09/30/2012
05949AQL7	5,841,980	5,838,205	3,775	5,838,205	4,512,178	09/30/2012
05949AXN5	430,549	297,518	133,031	297,518	297,518	09/30/2012
05949AYP9	611,267	176,848	434,419	176,848	176,848	09/30/2012
06051GCY3	4,595,510	4,582,076	13,434	4,582,076	3,925,990	09/30/2012
07324YAK5	457,369	334,344	123,025	334,344	185,813	09/30/2012
12666CAF0	68,773	66,632	2,142	66,632	269,125	09/30/2012
12669EGX8	318,804	298,854	19,950	298,854	298,854	09/30/2012
12669ETE6	2,128,731	2,127,955	776	2,127,955	1,889,322	09/30/2012
12669FXC2	369,370	340,219	29,152	340,219	340,219	09/30/2012
161546DN3	215,462	215,314	148	215,314	215,314	09/30/2012
16162WGC7	2,912,279	2,910,768	1,511	2,910,768	2,734,032	09/30/2012
172973D63	2,683,774	2,681,683	2,090	2,681,683	2,485,428	09/30/2012
17307GPH5	516,665	413,826	102,839	413,826	413,826	09/30/2012

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

20.  SSAP No. 43R: OTHER THAN TEMPORARY IMPAIRMENTS (CONTINUED)

CUSIP	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than-Temporary Impairment	Amortized Cost After Other-Than- Temporary Impairment	Fair Value at time of OTTI	Date of Financial Statement Where Reported

17309BAB3	$ 616,605	$ 603,094	$ 13,511	$ 603,094	$ 514,995	09/30/2012
22545LAT6	161,272	106,492	54,779	106,492	37,725	09/30/2012
294751DF6	555,914	554,387	1,527	554,387	468,300	09/30/2012
32051GMN2	1,512,009	1,501,420	10,589	1,501,420	1,501,420	09/30/2012
32051GZ99	6,781,183	6,778,396	2,787	6,778,396	6,783,895	09/30/2012
32052LAC7	3,198,430	3,193,132	5,298	3,193,132	3,234,469	09/30/2012
36242DYN7	19,538	-	19,538	-	12	09/30/2012
378961AF3	5,205,677	5,204,611	1,066	5,204,611	5,204,611	09/30/2012
466247RD7	357,231	59,623	297,609	59,623	59,623	09/30/2012
46629PAJ7	189,295	74,400	114,895	74,400	74,400	09/30/2012
55265KZR3	6,378,549	6,373,570	4,979	6,373,570	5,461,822	09/30/2012
55265WAT0	2,537,801	2,536,316	1,484	2,536,316	2,428,114	09/30/2012
57643MAY0	442,492	404,433	38,059	404,433	372,182	09/30/2012
57643MHT4	2,647,499	2,644,323	3,176	2,644,323	2,224,674	09/30/2012
59022HEB4	1,433,024	1,186,130	246,894	1,186,130	1,186,130	09/30/2012
68403BAE5	5,103,385	5,077,281	26,103	5,077,281	4,603,481	09/30/2012
69335YAJ5	1,652,558	1,649,885	2,673	1,649,885	1,649,885	09/30/2012
75970NAT4	489,193	459,097	30,096	459,097	224,639	09/30/2012
75970QAF7	4,934,658	4,852,220	82,438	4,852,220	2,989,145	09/30/2012
760985TP6	1,050,089	1,048,112	1,977	1,048,112	873,467	09/30/2012
760985U41	1,340,645	1,338,080	2,565	1,338,080	1,181,235	09/30/2012
76110VPG7	1,548,634	1,546,137	2,496	1,546,137	1,361,480	09/30/2012
76110WVR4	2,536,501	2,536,280	221	2,536,280	2,304,801	09/30/2012
76111XPE7	2,519,361	2,518,070	1,291	2,518,070	2,249,408	09/30/2012
76111XPF4	811,414	811,390	24	811,390	811,390	09/30/2012
863576CV4	2,362,966	2,102,173	260,793	2,102,173	2,102,173	09/30/2012
90263BHE1	858,821	858,614	207	858,614	626,816	09/30/2012
9292275R3	2,378,957	2,166,853	212,104	2,166,853	2,145,124	09/30/2012
929227Z66	4,382,182	4,378,491	3,692	4,378,491	3,452,223	09/30/2012
92922FH27	1,415	-	1,415	-	7,979	09/30/2012
92922FKK3	2,953,747	2,952,625	1,122	2,952,625	2,381,767	09/30/2012
92922FXB9	129,197	88,100	41,097	88,100	88,100	09/30/2012
939336Y31	64,026	57,621	6,404	57,621	57,621	09/30/2012
94979YBC8	3,084,646	3,062,528	22,117	3,062,528	2,213,461	09/30/2012
94980DAE8	3,717,296	3,673,130	44,166	3,673,130	2,812,807	09/30/2012
94980DAF5	1,060,283	1,049,531	10,751	1,049,531	734,157	09/30/2012
94980XAS3	5,107,600	5,070,816	36,784	5,070,816	3,853,180	09/30/2012
94980XAT1	1,230,611	1,223,894	6,717	1,223,894	795,303	09/30/2012
94981UAL3	344,475	217,651	126,824	217,651	217,651	09/30/2012
94983JAJ1	41,256	23,725	17,531	23,725	24,994	09/30/2012

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

20.  SSAP No. 43R: OTHER THAN TEMPORARY IMPAIRMENTS (CONTINUED)

CUSIP	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than-Temporary Impairment	Amortized Cost After Other-Than- Temporary Impairment	Fair Value at time of OTTI	Date of Financial Statement Where Reported

94983NAN3	$ 7,568	$ -	$ 7,568	$ -	$ 16,503	09/30/2012
000780AV8	3,631,960	3,373,039	258,920	3,373,039	3,373,039	12/31/2012
000780AX4	632,839	494,104	138,735	494,104	494,104	12/31/2012
000780GM2	641,496	580,112	61,384	580,112	580,112	12/31/2012
000780KJ4	1,502,924	1,430,437	72,487	1,430,437	1,430,437	12/31/2012
03072SQW8	2,410,465	274,833	2,135,632	274,833	274,833	12/31/2012
03072SQX6	2,181,658	272,104	1,909,555	272,104	272,104	12/31/2012
03702WAK0	765,304	5,798	759,506	5,798	63,700	12/31/2012
03927PAE8	2,117,730	1,880,925	236,805	1,880,925	1,880,925	12/31/2012
03927PAG3	26,498	1,500	24,998	1,500	1,500	12/31/2012
04542BMV1	2,109,131	432,010	1,677,121	432,010	432,010	12/31/2012
04542BMW9	9,160	995	8,165	995	14,074	12/31/2012
04544PAE9	5,045,815	2,277,369	2,768,447	2,277,369	2,277,369	12/31/2012
058931BR6	492,314	362,427	129,887	362,427	362,427	12/31/2012
05946XFK4	965,693	859,524	106,170	859,524	859,524	12/31/2012
05946XGG2	12,209,071	8,097,849	4,111,222	8,097,849	8,097,849	12/31/2012
05946XGH0	2,283,933	275,682	2,008,251	275,682	275,682	12/31/2012
05948KCC1	1,793,613	1,027,297	766,316	1,027,297	1,027,297	12/31/2012
05948KCD9	515,781	212,674	303,107	212,674	212,674	12/31/2012
05948KCU1	3,611,435	3,182,928	428,508	3,182,928	3,182,928	12/31/2012
05948KDT3	5,870,079	5,000,447	869,633	5,000,447	5,000,447	12/31/2012
05948KDU0	2,745,012	679,951	2,065,061	679,951	679,951	12/31/2012
05948KDV8	463,283	58,777	404,507	58,777	58,777	12/31/2012
05948KGK9	4,488,181	3,895,049	593,132	3,895,049	3,895,049	12/31/2012
05948KGL7	2,052,683	1,304,035	748,648	1,304,035	1,304,035	12/31/2012
05948KGM5	824,286	216,911	607,375	216,911	216,911	12/31/2012
05948KHU6	5,521,363	4,588,665	932,698	4,588,665	4,588,665	12/31/2012
05948KHV4	2,354,051	1,838,724	515,327	1,838,724	1,838,724	12/31/2012
05948KHW2	872,047	643,697	228,350	643,697	643,697	12/31/2012
05948KJX8	4,258,031	3,581,872	676,159	3,581,872	3,581,872	12/31/2012
05948KJY6	1,947,804	1,299,490	648,314	1,299,490	1,299,490	12/31/2012
05948KJZ3	828,066	357,905	470,162	357,905	357,905	12/31/2012
05948KMR7	3,661,974	2,201,172	1,460,803	2,201,172	2,201,172	12/31/2012
05948KNU9	2,929,135	1,445,360	1,483,775	1,445,360	1,445,360	12/31/2012
05948KRR2	4,948,306	2,821,847	2,126,458	2,821,847	2,821,847	12/31/2012
05948KST7	1,326,119	169,803	1,156,316	169,803	169,803	12/31/2012
05948KTP4	3,939,151	1,126,244	2,812,906	1,126,244	1,126,244	12/31/2012
05948KVE6	4,656,909	1,929,566	2,727,343	1,929,566	1,929,566	12/31/2012
05948KVF3	428,800	83,931	344,869	83,931	83,931	12/31/2012
05948KYD5	429,431	271,410	158,022	271,410	271,410	12/31/2012

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

20.  SSAP No. 43R: OTHER THAN TEMPORARY IMPAIRMENTS (CONTINUED)

CUSIP	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than-Temporary Impairment	Amortized Cost After Other-Than- Temporary Impairment	Fair Value at time of OTTI	Date of Financial Statement Where Reported

05948X2A8	$ 1,853,002	$ 1,553,812	$ 299,190	$ 1,553,812	$ 1,553,812	12/31/2012
05948X5C1	845,591	742,698	102,894	742,698	742,698	12/31/2012
05948XD99	3,625,545	3,159,458	466,087	3,159,458	3,159,458	12/31/2012
05948XDK4	903,540	833,783	69,757	833,783	833,783	12/31/2012
05948XUE9	7,158,303	5,731,682	1,426,621	5,731,682	5,731,682	12/31/2012
05948XUF6	3,288,311	856,922	2,431,389	856,922	856,922	12/31/2012
05948XXB2	2,815,031	2,505,151	309,880	2,505,151	2,505,151	12/31/2012
05948XXC0	1,106,743	876,673	230,070	876,673	876,673	12/31/2012
05948XXD8	533,167	388,739	144,428	388,739	388,739	12/31/2012
05948XY96	2,496,124	1,917,693	578,431	1,917,693	1,917,693	12/31/2012
059497AB3	681,261	225,133	456,128	225,133	225,133	12/31/2012
059497AF4	434,201	173,400	260,801	173,400	173,400	12/31/2012
05949AF47	1,309,453	963,444	346,009	963,444	963,444	12/31/2012
05949AQL7	5,727,666	4,429,748	1,297,918	4,429,748	4,429,748	12/31/2012
05949AXN5	2,508,229	243,109	2,265,120	243,109	243,109	12/31/2012
05949AYP9	551,783	116,393	435,390	116,393	116,393	12/31/2012
05949CBN5	201,153	115,049	86,103	115,049	115,049	12/31/2012
06051GCY3	4,454,613	3,755,089	699,524	3,755,089	3,755,089	12/31/2012
07324MAF2	1,145,368	851,220	294,148	851,220	851,220	12/31/2012
07324MAH8	604,972	50,022	554,950	50,022	50,022	12/31/2012
07324SCV2	1,581,889	961,411	620,478	961,411	961,411	12/31/2012
07324YAK5	324,507	105,993	218,514	105,993	105,993	12/31/2012
07325NBR2	2,661,291	1,186,041	1,475,250	1,186,041	1,186,041	12/31/2012
07388LAQ3	766,806	441,000	325,806	441,000	441,000	12/31/2012
12498NAB9	2,257,214	1,443,044	814,170	1,443,044	1,443,044	12/31/2012
12513EAU8	5,195,280	3,200,000	1,995,280	3,200,000	3,200,000	12/31/2012
12513YAK6	2,498,304	1,040,886	1,457,418	1,040,886	1,040,886	12/31/2012
12513YAS9	201,164	15,312	185,853	15,312	15,312	12/31/2012
12558MBM3	2,570,591	2,343,445	227,145	2,343,445	2,343,445	12/31/2012
12666CAF0	66,632	46,335	20,297	46,335	230,695	12/31/2012
126670ZM3	4,521,697	2,087,850	2,433,847	2,087,850	2,087,850	12/31/2012
126673DR0	5,490,616	1,790,140	3,700,476	1,790,140	1,790,140	12/31/2012
126673GC0	1,882,217	466,477	1,415,740	466,477	466,477	12/31/2012
126673JE3	2,921,722	893,016	2,028,706	893,016	893,016	12/31/2012
126673NF5	2,444,100	944,070	1,500,030	944,070	944,070	12/31/2012
126673P48	3,689,072	646,771	3,042,301	646,771	646,771	12/31/2012
126673ZW5	6,875,193	1,063,355	5,811,838	1,063,355	1,063,355	12/31/2012
126673ZZ8	916,600	41,589	875,012	41,589	41,589	12/31/2012
12667FD44	853,903	319,652	534,251	319,652	319,652	12/31/2012
12669EGX8	472,125	284,016	188,110	284,016	284,016	12/31/2012

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

20.  SSAP No. 43R: OTHER THAN TEMPORARY IMPAIRMENTS (CONTINUED)

CUSIP	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than-Temporary Impairment	Amortized Cost After Other-Than- Temporary Impairment	Fair Value at time of OTTI	Date of Financial Statement Where Reported

12669ETE6	$ 2,023,158	$ 1,796,839	$ 226,319	$ 1,796,839	$ 1,796,839	12/31/2012
12669FHU0	912,916	642,756	270,160	642,756	642,756	12/31/2012
12669FQF3	134,883	45,887	88,996	45,887	45,887	12/31/2012
12669FSH7	1,816,823	1,457,594	359,228	1,457,594	1,457,594	12/31/2012
12669FXC2	1,316,705	218,161	1,098,544	218,161	218,161	12/31/2012
12669GJK8	3,420,402	1,485,355	1,935,047	1,485,355	1,485,355	12/31/2012
14986DAT7	276,103	191,320	84,783	191,320	191,320	12/31/2012
14986DAU4	99,856	-	99,856	-	57,684	12/31/2012
161546DN3	294,891	266,211	28,680	266,211	266,211	12/31/2012
161546GN0	1,191,358	1,050,069	141,289	1,050,069	1,050,069	12/31/2012
161546HW9	965,266	907,139	58,127	907,139	907,139	12/31/2012
16162WGC7	2,798,809	2,629,303	169,506	2,629,303	2,629,303	12/31/2012
16162WJZ3	1,853,947	1,554,159	299,788	1,554,159	1,554,159	12/31/2012
172973D63	2,577,404	2,391,535	185,869	2,391,535	2,391,535	12/31/2012
172973D89	654,772	550,705	104,067	550,705	550,705	12/31/2012
172973TG4	424,156	352,045	72,111	352,045	352,045	12/31/2012
172973UY3	1,672,701	1,509,911	162,790	1,509,911	1,509,911	12/31/2012
172973YG8	831,247	781,798	49,449	781,798	781,798	12/31/2012
17307GPH5	2,031,634	422,513	1,609,121	422,513	422,513	12/31/2012
17307GVL9	7,821,564	7,095,384	726,180	7,095,384	7,095,384	12/31/2012
17309BAB3	591,631	520,323	71,308	520,323	520,323	12/31/2012
17311QBS8	5,804,504	1,671,609	4,132,895	1,671,609	1,671,609	12/31/2012
20047NAN2	3,447,842	312,261	3,135,581	312,261	312,261	12/31/2012
20173QAK7	2,518,461	1,107,486	1,410,975	1,107,486	1,107,486	12/31/2012
20173QAR2	792,759	80,960	711,799	80,960	80,960	12/31/2012
225458RZ3	113,669	97,224	16,445	97,224	97,224	12/31/2012
22545LAT6	106,492	30,000	76,492	30,000	30,000	12/31/2012
22545MAP2	288,142	7,680	280,462	7,680	7,680	12/31/2012
225470BC6	3,240,696	1,856,928	1,383,768	1,856,928	1,856,928	12/31/2012
225470BE2	1,315,919	439,954	875,965	439,954	439,954	12/31/2012
225470H22	1,501,709	1,325,000	176,709	1,325,000	1,325,000	12/31/2012
294751DF6	554,387	472,565	81,822	472,565	472,565	12/31/2012
294751EL2	530,504	336,684	193,820	336,684	336,684	12/31/2012
294751FA5	3,033,731	1,209,949	1,823,783	1,209,949	1,209,949	12/31/2012
31846LBT2	86,320	77,432	8,888	77,432	77,432	12/31/2012
32027NFV8	811,001	759,568	51,433	759,568	759,568	12/31/2012
32027NNS6	1,306,760	839,774	466,986	839,774	839,774	12/31/2012
32051DL75	627,907	580,897	47,009	580,897	580,897	12/31/2012
32051GEF8	316,042	25,140	290,901	25,140	25,140	12/31/2012
32051GMN2	2,732,660	1,482,063	1,250,597	1,482,063	1,482,063	12/31/2012

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

20.  SSAP No. 43R: OTHER THAN TEMPORARY IMPAIRMENTS (CONTINUED)

CUSIP	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than-Temporary Impairment	Amortized Cost After Other-Than- Temporary Impairment	Fair Value at time of OTTI	Date of Financial Statement Where Reported

32051GNB7	$ 3,456,505	$ 694,089	$ 2,762,417	$ 694,089	$ 694,089	12/31/2012
32051GVB8	1,047,616	19,754	1,027,863	19,754	19,754	12/31/2012
32051GWZ4	1,801,125	75,052	1,726,074	75,052	75,052	12/31/2012
32052LAC7	3,144,307	3,142,157	2,150	3,142,157	3,191,132	12/31/2012
361849K68	3,397,716	1,750,000	1,647,716	1,750,000	1,750,000	12/31/2012
361849K84	967,916	479,034	488,882	479,034	479,034	12/31/2012
36185N4T4	1,731,177	1,396,760	334,417	1,396,760	1,396,760	12/31/2012
36228FC61	1,222,535	1,010,471	212,064	1,010,471	1,010,471	12/31/2012
36242D7Y3	3,611,749	2,780,208	831,540	2,780,208	2,780,208	12/31/2012
36242DNF6	1,900,875	949,154	951,722	949,154	949,154	12/31/2012
36242DSU8	3,965,466	3,679,120	286,346	3,679,120	3,679,120	12/31/2012
36828QQS8	1,693,655	382,234	1,311,422	382,234	382,234	12/31/2012
36828QSL1	660,344	275,550	384,794	275,550	275,550	12/31/2012
378961AF3	5,361,449	4,959,812	401,637	4,959,812	4,959,812	12/31/2012
396789KD0	2,384,646	706,484	1,678,162	706,484	706,484	12/31/2012
41161PNC3	64,000	36,962	27,038	36,962	36,962	12/31/2012
45254TTZ7	3,680,351	2,277,556	1,402,795	2,277,556	2,277,556	12/31/2012
466247HF3	1,629,465	340,912	1,288,553	340,912	340,912	12/31/2012
466247HG1	217,621	126,724	90,897	126,724	126,724	12/31/2012
466247QP1	1,281,848	1,200,115	81,734	1,200,115	1,202,187	12/31/2012
466247RD7	765,289	59,623	705,666	59,623	59,623	12/31/2012
466247ST1	78,873	41,834	37,038	41,834	41,834	12/31/2012
466247WV1	263,476	159,243	104,233	159,243	159,243	12/31/2012
46625M7A1	2,231,715	1,825,653	406,063	1,825,653	1,825,653	12/31/2012
46625YBQ5	239,957	139,942	100,015	139,942	139,942	12/31/2012
46625YBR3	3,411,899	944,526	2,467,374	944,526	944,526	12/31/2012
46625YDW0	1,364,398	497,956	866,442	497,956	497,956	12/31/2012
46625YHA4	2,090,251	1,464,901	625,350	1,464,901	1,464,901	12/31/2012
46625YNY5	2,336,117	788,199	1,547,918	788,199	788,199	12/31/2012
46625YRC9	1,518,375	624,837	893,538	624,837	1,311,796	12/31/2012
46625YSU8	2,799,103	1,901,618	897,485	1,901,618	1,901,618	12/31/2012
46625YWB5	4,593,759	743,436	3,850,323	743,436	743,436	12/31/2012
46625YWL3	190,383	139,026	51,357	139,026	139,026	12/31/2012
46627QAA6	97,328	-	97,328	-	36,747	12/31/2012
46629GAR9	886,025	858,660	27,365	858,660	858,660	12/31/2012
46629MAU9	3,034,691	1,670,005	1,364,686	1,670,005	1,670,005	12/31/2012
46629PAJ7	142,477	60,000	82,477	60,000	60,000	12/31/2012
46630AAA6	1,567,232	660,800	906,432	660,800	660,800	12/31/2012
46630VAQ5	1,451,528	473,328	978,200	473,328	473,328	12/31/2012
46630VAS1	303,691	177,560	126,131	177,560	177,560	12/31/2012

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

20.  SSAP No. 43R: OTHER THAN TEMPORARY IMPAIRMENTS (CONTINUED)

CUSIP	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than-Temporary Impairment	Amortized Cost After Other-Than- Temporary Impairment	Fair Value at time of OTTI	Date of Financial Statement Where Reported

46631BAN5	$ 1,601,873	$ 784,674	$ 817,199	$ 784,674	$ 784,674	12/31/2012
46632HAN1	6,497,754	2,024,150	4,473,605	2,024,150	2,024,150	12/31/2012
46632MAU4	16,005	1,600	14,405	1,600	1,600	12/31/2012
49436PAD7	15,720	189	15,531	189	189	12/31/2012
49436PAE5	34,279	353	33,925	353	353	12/31/2012
50179MAR2	1,485,782	1,260,000	225,782	1,260,000	1,260,000	12/31/2012
52108H3R3	2,854,698	354,202	2,500,496	354,202	354,202	12/31/2012
52108H3S1	2,089,661	224,614	1,865,046	224,614	224,614	12/31/2012
52108HA87	3,003,898	2,195,094	808,804	2,195,094	2,195,094	12/31/2012
55265KN62	1,977,874	1,714,286	263,589	1,714,286	1,714,286	12/31/2012
55265KZR3	6,180,890	5,309,465	871,425	5,309,465	5,309,465	12/31/2012
55265KZT9	1,625,249	1,123,972	501,277	1,123,972	1,123,972	12/31/2012
55265WAT0	2,335,168	2,235,946	99,223	2,235,946	2,235,946	12/31/2012
55313KAK7	157,312	35,000	122,312	35,000	35,000	12/31/2012
57643LRK4	932,132	652,013	280,118	652,013	652,013	12/31/2012
57643MAY0	379,967	313,039	66,927	313,039	313,039	12/31/2012
57643MHT4	2,529,216	2,139,900	389,316	2,139,900	2,139,900	12/31/2012
57643MHV9	463,949	36,844	427,105	36,844	36,844	12/31/2012
585525EJ3	2,034,283	1,711,824	322,459	1,711,824	1,711,824	12/31/2012
59020UNG6	2,153,883	1,101,756	1,052,126	1,101,756	1,101,756	12/31/2012
59022HEA6	2,888,705	1,490,575	1,398,130	1,490,575	1,490,575	12/31/2012
59022HEB4	1,711,720	1,130,817	580,903	1,130,817	1,203,567	12/31/2012
59022HJV5	2,742,592	1,285,056	1,457,536	1,285,056	1,285,056	12/31/2012
59023BAJ3	6,468,587	4,057,774	2,410,813	4,057,774	4,057,774	12/31/2012
59025KAJ1	4,331,858	641,655	3,690,203	641,655	641,655	12/31/2012
59549RAC8	746,302	722,855	23,447	722,855	722,855	12/31/2012
59549WAD5	2,158,531	2,142,483	16,048	2,142,483	2,142,483	12/31/2012
61750WBD4	18,368	-	18,368	-	12,991	12/31/2012
68403BAE5	5,077,281	4,572,367	504,914	4,572,367	4,572,367	12/31/2012
69335YAJ5	2,533,096	1,684,489	848,607	1,684,489	1,684,489	12/31/2012
70069FGB7	2,641,414	2,590,680	50,734	2,590,680	2,590,680	12/31/2012
73316PAJ9	2,418,891	1,488,569	930,323	1,488,569	1,488,569	12/31/2012
73316PBA7	3,391,850	2,470,631	921,219	2,470,631	2,470,631	12/31/2012
73316PBB5	2,689,792	1,345,967	1,343,824	1,345,967	1,345,967	12/31/2012
73316PBS8	7,360,511	5,263,895	2,096,616	5,263,895	5,263,895	12/31/2012
73316PCK4	1,205,895	863,769	342,126	863,769	863,769	12/31/2012
73316PCL2	617,236	247,748	369,488	247,748	247,748	12/31/2012
73316PGL8	3,011,124	505,477	2,505,647	505,477	505,477	12/31/2012
749577AA0	15,512,951	15,136,511	376,440	15,136,511	15,136,511	12/31/2012
74958AAD6	4,460,147	4,318,699	141,447	4,318,699	4,318,699	12/31/2012

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

20.  SSAP No. 43R: OTHER THAN TEMPORARY IMPAIRMENTS (CONTINUED)

CUSIP	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than-Temporary Impairment	Amortized Cost After Other-Than- Temporary Impairment	Fair Value at time of OTTI	Date of Financial Statement Where Reported

74958YAA0	$ 3,630,970	$ 3,503,186	$ 127,784	$ 3,503,186	$ 3,503,186	12/31/2012
75970NAT4	459,097	297,430	161,667	297,430	297,430	12/31/2012
75970QAF7	4,838,532	3,158,690	1,679,841	3,158,690	3,158,690	12/31/2012
759950DS4	2,584,200	628,692	1,955,509	628,692	628,692	12/31/2012
760985D32	1,067,888	409,762	658,125	409,762	409,762	12/31/2012
760985Q61	1,404,801	1,082,380	322,420	1,082,380	1,082,380	12/31/2012
760985TP6	962,542	802,443	160,100	802,443	802,443	12/31/2012
760985TQ4	615,370	466,580	148,790	466,580	466,580	12/31/2012
760985U41	1,338,080	1,234,928	103,152	1,234,928	1,234,928	12/31/2012
760985XY2	942,246	221,342	720,904	221,342	221,342	12/31/2012
760985XZ9	41,387	14,792	26,595	14,792	14,792	12/31/2012
760985YX3	447,707	121,538	326,170	121,538	121,538	12/31/2012
760985ZJ3	1,414,921	731,230	683,691	731,230	731,230	12/31/2012
76110VBX5	317,620	313,198	4,423	313,198	313,198	12/31/2012
76110VPG7	1,459,721	1,320,080	139,641	1,320,080	1,320,080	12/31/2012
76110WC79	1,407,092	1,072,592	334,499	1,072,592	1,072,592	12/31/2012
76110WC87	1,912,817	644,046	1,268,770	644,046	644,046	12/31/2012
76110WVR4	2,427,528	2,263,455	164,073	2,263,455	2,263,455	12/31/2012
76110WVS2	561,192	443,956	117,236	443,956	443,956	12/31/2012
76110WWJ1	1,219,069	449,081	769,987	449,081	449,081	12/31/2012
76111J2B9	1,792,533	1,667,600	124,933	1,667,600	1,667,600	12/31/2012
76111J5M2	2,009,320	1,938,347	70,973	1,938,347	1,938,347	12/31/2012
76111J6G4	522,590	475,143	47,446	475,143	475,143	12/31/2012
76111J7T5	515,962	446,840	69,122	446,840	446,840	12/31/2012
76111XCZ4	450,459	397,853	52,606	397,853	397,853	12/31/2012
76111XEK5	640,342	601,985	38,356	601,985	601,985	12/31/2012
76111XFN8	627,096	575,418	51,678	575,418	575,418	12/31/2012
76111XJA2	642,447	525,950	116,498	525,950	525,950	12/31/2012
76111XPE7	2,323,876	2,076,607	247,269	2,076,607	2,076,607	12/31/2012
76111XPF4	940,353	738,528	201,826	738,528	738,528	12/31/2012
76111XPG2	255,300	127,837	127,463	127,837	127,837	12/31/2012
76112BHZ6	4,495,205	1,949,422	2,545,783	1,949,422	1,949,422	12/31/2012
76113ABJ9	4,652,571	3,957,730	694,841	3,957,730	3,957,730	12/31/2012
79548KA73	2,148,194	1,453,989	694,204	1,453,989	1,453,989	12/31/2012
80382UAT0	860,891	480,890	380,001	480,890	480,890	12/31/2012
81744FGG6	2,979,286	430,677	2,548,610	430,677	430,677	12/31/2012
81744FHQ3	1,531,805	226,201	1,305,604	226,201	226,201	12/31/2012
83611MDJ4	6,919,468	1,544,141	5,375,327	1,544,141	1,544,141	12/31/2012
83611MMK1	2,318,487	2,068,840	249,647	2,068,840	2,068,840	12/31/2012
863576CV4	10,137,251	1,691,574	8,445,678	1,691,574	1,691,574	12/31/2012

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

20.  SSAP No. 43R: OTHER THAN TEMPORARY IMPAIRMENTS (CONTINUED)

CUSIP	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than-Temporary Impairment	Amortized Cost After Other-Than- Temporary Impairment	Fair Value at time of OTTI	Date of Financial Statement Where Reported

86359BV81	$ 550,671	$ 388,281	$ 162,390	$ 388,281	$ 388,281	12/31/2012
86359BW98	1,928,966	1,737,904	191,062	1,737,904	1,737,904	12/31/2012
90263BHE1	858,614	654,253	204,361	654,253	654,253	12/31/2012
921796GR3	1,087,264	1,074,777	12,487	1,074,777	1,074,777	12/31/2012
9292275R3	2,037,806	2,019,136	18,669	2,019,136	2,019,136	12/31/2012
929227K21	905,010	819,346	85,664	819,346	819,346	12/31/2012
929227WP7	18,846	11,883	6,963	11,883	11,883	12/31/2012
92922FKK3	2,890,935	2,338,966	551,969	2,338,966	2,338,966	12/31/2012
92922FVM7	1,108,551	825,824	282,727	825,824	825,824	12/31/2012
92922FXB9	342,517	95,136	247,381	95,136	95,136	12/31/2012
9297663A9	3,529,483	2,635,981	893,502	2,635,981	2,635,981	12/31/2012
92976BBV3	1,225,869	768,320	457,549	768,320	768,320	12/31/2012
92977QAQ1	956,053	273,552	682,500	273,552	273,552	12/31/2012
92978MAL0	4,517,268	3,285,509	1,231,760	3,285,509	3,285,509	12/31/2012
92978PAQ2	136,922	29,896	107,026	29,896	29,896	12/31/2012
92978PAR0	648,835	146,401	502,434	146,401	146,401	12/31/2012
939336RN5	4,224,462	3,990,922	233,540	3,990,922	3,990,922	12/31/2012
939336TY9	2,058,741	2,014,369	44,372	2,014,369	2,014,369	12/31/2012
939336TZ6	784,472	719,888	64,584	719,888	719,888	12/31/2012
939336Y31	204,565	62,788	141,777	62,788	62,788	12/31/2012
949760AW2	3,664,355	3,529,257	135,098	3,529,257	3,529,257	12/31/2012
949760AY8	918,895	698,480	220,415	698,480	698,480	12/31/2012
94979YBC8	2,983,747	2,151,562	832,185	2,151,562	2,151,562	12/31/2012
94980DAE8	3,457,958	2,688,892	769,066	2,688,892	2,688,892	12/31/2012
94980DAF5	988,050	709,150	278,900	709,150	709,150	12/31/2012
94980XAS3	4,853,099	3,694,609	1,158,491	3,694,609	3,694,609	12/31/2012
94980XAT1	1,171,346	763,388	407,958	763,388	763,388	12/31/2012
94981FAN2	3,724,374	717,541	3,006,833	717,541	717,541	12/31/2012
94981UAL3	1,474,857	151,858	1,322,999	151,858	151,858	12/31/2012
94982FAS0	7,266,191	3,948,450	3,317,740	3,948,450	3,948,450	12/31/2012
94982MAH9	156,185	155,678	507	155,678	155,678	12/31/2012
94982QAE7	2,801,020	2,398,153	402,868	2,398,153	2,398,153	12/31/2012
94983JAJ1	12,612	6,897	5,715	6,897	6,897	12/31/2012
9292275Q5	5,291,440	4,843,623	447,816	4,843,623	4,842,483	12/31/2012
05947U2X5	2,689,349	2,447,050	242,299	2,447,050	2,447,050	12/31/2012
05947UMH8	3,960,355	3,833,004	127,351	3,833,004	3,833,004	12/31/2012
05947UPX0	2,710,047	2,576,451	133,596	2,576,451	2,576,451	12/31/2012
05947UQA9	4,001,001	3,466,092	534,909	3,466,092	3,466,092	12/31/2012
05947UQC5	4,614,901	3,184,668	1,430,233	3,184,668	3,184,668	12/31/2012
05947USK5	7,235,732	6,552,134	683,598	6,552,134	6,552,134	12/31/2012

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

20.  SSAP No. 43R: OTHER THAN TEMPORARY IMPAIRMENTS (CONTINUED)

CUSIP	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than-Temporary Impairment	Amortized Cost After Other-Than- Temporary Impairment	Fair Value at time of OTTI	Date of Financial Statement Where Reported

05950WAM0	$ 6,155,522	$ 2,950,090	$ 3,205,432	$ 2,950,090	$ 2,950,090	12/31/2012
05952AAQ7	994,410	574,470	419,940	574,470	574,470	12/31/2012
07383FWL8	3,970,173	3,589,484	380,689	3,589,484	3,589,484	12/31/2012
126175AK4	4,998,867	4,885,600	113,267	4,885,600	4,885,600	12/31/2012
17309DAH6	5,056,790	3,621,615	1,435,175	3,621,615	3,621,615	12/31/2012
201730BE7	315,190	222,412	92,778	222,412	222,412	12/31/2012
22540VCY6	5,300,000	2,576,966	2,723,034	2,576,966	2,576,966	12/31/2012
22541QSM5	3,988,854	3,920,612	68,242	3,920,612	3,920,612	12/31/2012
22541QSN3	2,033,096	1,967,209	65,887	1,967,209	1,967,209	12/31/2012
22541QV82	2,805,364	2,562,756	242,608	2,562,756	2,562,756	12/31/2012
22541S2W7	734,843	734,622	221	734,622	734,622	12/31/2012
22541SKU1	7,333,054	7,230,109	102,944	7,230,109	7,230,109	12/31/2012
225470DN0	4,453,344	3,808,161	645,183	3,808,161	3,808,161	12/31/2012
22943EAE3	4,800,768	4,671,696	129,072	4,671,696	4,671,696	12/31/2012
23322BNY0	3,204	2	3,202	2	2	12/31/2012
361849ZC9	1,989,039	1,957,282	31,757	1,957,282	1,957,282	12/31/2012
36228CWA7	3,731,162	2,450,505	1,280,657	2,450,505	2,450,505	12/31/2012
36828QFV3	1,999,074	1,985,288	13,786	1,985,288	1,985,288	12/31/2012
36828QFX9	1,978,414	1,919,824	58,590	1,919,824	1,919,824	12/31/2012
36828QHZ2	1,501,180	1,495,583	5,597	1,495,583	1,495,583	12/31/2012
36828QJM9	1,993,588	1,830,870	162,718	1,830,870	1,830,870	12/31/2012
36828QPG5	4,915,146	4,217,910	697,236	4,217,910	4,217,910	12/31/2012
36828QPH3	3,939,836	3,209,208	730,628	3,209,208	3,209,208	12/31/2012
396789KA6	247,495	212,430	35,066	212,430	212,430	12/31/2012
45254NLY1	695,277	609,453	85,823	609,453	609,453	12/31/2012
45254TUA0	2,934,137	1,547,514	1,386,623	1,547,514	1,547,514	12/31/2012
46625M2E8	4,910,704	4,708,695	202,009	4,708,695	4,708,695	12/31/2012
46625M2N8	2,999,379	2,489,277	510,102	2,489,277	2,489,277	12/31/2012
46625M3X5	4,891,658	3,584,858	1,306,800	3,584,858	3,584,858	12/31/2012
46625M3Z0	4,674,255	2,170,905	2,503,349	2,170,905	2,170,905	12/31/2012
46625MB65	8,509,231	8,030,485	478,746	8,030,485	8,030,485	12/31/2012
46625MQ44	5,007,174	3,827,010	1,180,164	3,827,010	3,827,010	12/31/2012
46625MW39	2,490,905	2,420,190	70,715	2,420,190	2,420,190	12/31/2012
46625MW70	7,713,856	7,035,568	678,287	7,035,568	7,035,568	12/31/2012
46625YDJ9	1,493,314	1,305,392	187,923	1,305,392	1,305,392	12/31/2012
46625YDK6	3,969,977	2,800,424	1,169,553	2,800,424	2,800,424	12/31/2012
46625YDS9	999,547	342,957	656,590	342,957	342,957	12/31/2012
46625YGZ0	3,483,534	2,426,305	1,057,229	2,426,305	2,426,305	12/31/2012
46625YNL3	4,999,765	4,492,550	507,215	4,492,550	4,492,550	12/31/2012
46625YNP4	1,277,491	1,269,208	8,284	1,269,208	1,269,208	12/31/2012

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

20.  SSAP No. 43R: OTHER THAN TEMPORARY IMPAIRMENTS (CONTINUED)

CUSIP	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than-Temporary Impairment	Amortized Cost After Other-Than- Temporary Impairment	Fair Value at time of OTTI	Date of Financial Statement Where Reported

46628FAQ4	$ 8,933,741	$ 5,572,395	$ 3,361,346	$ 5,572,395	$ 5,572,395	12/31/2012
52108HA79	3,000,457	2,664,654	335,803	2,664,654	2,664,654	12/31/2012
52108HUW2	4,987,024	4,915,340	71,684	4,915,340	4,915,340	12/31/2012
55312VAN8	5,446,398	2,029,290	3,417,108	2,029,290	2,029,290	12/31/2012
59022HBV3	1,994,063	1,334,065	659,997	1,334,065	1,334,065	12/31/2012
61745MTL7	4,195,800	4,141,028	54,772	4,141,028	4,141,028	12/31/2012
61750CAM9	5,005,769	4,002,670	1,003,099	4,002,670	4,002,670	12/31/2012
929766EK5	3,260,218	3,251,266	8,952	3,251,266	3,251,266	12/31/2012
929766KR3	1,212,610	1,131,895	80,715	1,131,895	1,131,895	12/31/2012
929766MZ3	4,992,504	3,987,000	1,005,504	3,987,000	3,987,000	12/31/2012
929766NA7	3,156,200	715,246	2,440,954	715,246	715,246	12/31/2012
929766UG6	606,238	548,833	57,405	548,833	548,833	12/31/2012
929766WN9	6,669,460	6,643,520	25,940	6,643,520	6,643,520	12/31/2012
92976BAC6	7,127,925	5,863,528	1,264,397	5,863,528	5,863,528	12/31/2012
92976BDW9	2,175,297	1,303,884	871,414	1,303,884	1,303,884	12/31/2012
92976BEB4	4,712,125	3,750,837	961,288	3,750,837	3,750,837	12/31/2012
000780CW4	1,351,525	1,325,464	26,060	1,325,464	1,325,464	12/31/2012
004375BF7	901,654	446,924	454,730	446,924	446,924	12/31/2012
040104BV2	7,033,455	6,692,892	340,563	6,692,892	6,692,892	12/31/2012
05946XFJ7	3,044,481	2,776,280	268,201	2,776,280	2,776,280	12/31/2012
05948JAM4	511,640	381,492	130,148	381,492	381,492	12/31/2012
05948KAL3	2,649,704	2,480,382	169,322	2,480,382	2,480,382	12/31/2012
05948KFC8	5,823,204	5,049,686	773,518	5,049,686	5,049,686	12/31/2012
05948KFD6	2,688,379	1,907,999	780,380	1,907,999	1,907,999	12/31/2012
05948KFE4	1,274,865	442,235	832,630	442,235	442,235	12/31/2012
05948XEG2	882,936	550,783	332,153	550,783	550,783	12/31/2012
05948XLA7	947,921	777,446	170,475	777,446	777,446	12/31/2012
05948XM24	747,840	678,751	69,089	678,751	678,751	12/31/2012
05949ACJ7	2,084,590	1,970,321	114,268	1,970,321	1,970,321	12/31/2012
05949AJF8	3,794,004	562,949	3,231,055	562,949	562,949	12/31/2012
06051GAK5	596,185	528,974	67,211	528,974	528,974	12/31/2012
06051GAL3	313,755	265,946	47,809	265,946	265,946	12/31/2012
126502AC7	120,410	106,752	13,659	106,752	106,752	12/31/2012
126502E*0	59,416	51,200	8,216	51,200	51,200	12/31/2012
126671ZS8	139,828	135,133	4,696	135,133	135,133	12/31/2012
12669D2W7	1,238,382	1,052,166	186,216	1,052,166	1,052,166	12/31/2012
12669DMH8	2,203,535	2,108,929	94,606	2,108,929	2,108,929	12/31/2012
12669DZS0	614,208	577,378	36,830	577,378	577,378	12/31/2012
12669EMM5	750,940	554,778	196,162	554,778	554,778	12/31/2012
12669ETF3	761,053	660,167	100,886	660,167	660,167	12/31/2012

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

20.  SSAP No. 43R: OTHER THAN TEMPORARY IMPAIRMENTS (CONTINUED)

CUSIP	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than-Temporary Impairment	Amortized Cost After Other-Than- Temporary Impairment	Fair Value at time of OTTI	Date of Financial Statement Where Reported

12669ETG1	$ 402,410	$ 339,204	$ 63,205	$ 339,204	$ 339,204	12/31/2012
12669FHB2	2,473,327	2,321,483	151,844	2,321,483	2,321,483	12/31/2012
12669FHC0	957,419	860,325	97,094	860,325	860,325	12/31/2012
12669FHT3	2,458,036	1,976,478	481,558	1,976,478	1,976,478	12/31/2012
12669GHZ7	312,007	262,360	49,647	262,360	262,360	12/31/2012
15132EHR2	291,035	271,000	20,035	271,000	271,000	12/31/2012
152314LN8	1,410,491	1,155,292	255,199	1,155,292	1,155,292	12/31/2012
161546JL1	992,542	935,680	56,862	935,680	935,680	12/31/2012
16162WGD5	1,699,898	1,510,999	188,898	1,510,999	1,510,999	12/31/2012
172939AB6	22,241	20,376	1,865	20,376	20,376	12/31/2012
172973D71	1,285,475	1,131,114	154,361	1,131,114	1,131,114	12/31/2012
172973TE9	1,714,243	1,546,196	168,047	1,546,196	1,546,196	12/31/2012
172973YF0	2,903,343	2,831,033	72,310	2,831,033	2,831,033	12/31/2012
294751DW9	2,541,893	1,944,940	596,953	1,944,940	1,944,940	12/31/2012
294751DX7	607,492	364,709	242,783	364,709	364,709	12/31/2012
31738VCA1	249,708	245,964	3,744	245,964	245,964	12/31/2012
32051D4G4	2,604,291	1,951,821	652,469	1,951,821	1,951,821	12/31/2012
32051DQ88	127,112	8,458	118,654	8,458	8,458	12/31/2012
32051GJE6	4,663,177	1,217,887	3,445,290	1,217,887	1,217,887	12/31/2012
36185HEC3	1,458,227	1,142,784	315,443	1,142,784	1,142,784	12/31/2012
36185N4S6	4,519,758	3,995,062	524,695	3,995,062	3,995,062	12/31/2012
36185NQ78	3,071,868	2,401,045	670,823	2,401,045	2,401,045	12/31/2012
36228FC20	4,818,893	4,640,985	177,908	4,640,985	4,640,985	12/31/2012
36242DR62	779,111	774,951	4,160	774,951	774,951	12/31/2012
36242DSV6	1,991,751	1,223,886	767,865	1,223,886	1,223,886	12/31/2012
378961AV8	3,695,467	3,273,033	422,434	3,273,033	3,273,033	12/31/2012
44967#AD7	25,853	25,277	575	25,277	25,277	12/31/2012
46626LFL9	494,186	464,790	29,396	464,790	464,790	12/31/2012
493553BL4	301,348	244,319	57,030	244,319	244,319	12/31/2012
55265KJ34	7,590,237	7,375,088	215,149	7,375,088	7,375,088	12/31/2012
55265KN54	6,525,824	5,852,711	673,112	5,852,711	5,852,711	12/31/2012
55265KSX8	1,956,405	1,934,631	21,774	1,934,631	1,934,631	12/31/2012
55265KUP2	2,020,200	1,981,659	38,541	1,981,659	1,981,659	12/31/2012
55265KWS4	547,577	517,895	29,682	517,895	517,895	12/31/2012
55265KWT2	266,851	246,843	20,009	246,843	246,843	12/31/2012
55265KYB9	3,899,236	3,769,244	129,992	3,769,244	3,769,244	12/31/2012
55265WAU7	1,737,608	1,662,925	74,683	1,662,925	1,662,925	12/31/2012
57643MAX2	1,615,539	1,375,797	239,742	1,375,797	1,375,797	12/31/2012
57643MDQ4	1,945,136	1,802,160	142,976	1,802,160	1,802,160	12/31/2012
57643MHU1	871,526	610,612	260,914	610,612	610,612	12/31/2012

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

20.  SSAP No. 43R: OTHER THAN TEMPORARY IMPAIRMENTS (CONTINUED)

CUSIP	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than-Temporary Impairment	Amortized Cost After Other-Than- Temporary Impairment	Fair Value at time of OTTI	Date of Financial Statement Where Reported

64352VEH0	$ 3,229,720	$ 3,112,093	$ 117,627	$ 3,112,093	$ 3,112,093	12/31/2012
73316PDT4	5,879,965	1,679,815	4,200,150	1,679,815	1,679,815	12/31/2012
743947AA1	7,317	6,507	810	6,507	6,507	12/31/2012
743947AB9	11,037	10,715	322	10,715	10,715	12/31/2012
74434UCQ5	1,806	1,388	418	1,388	1,388	12/31/2012
74434UJA3	40,036	37,530	2,506	37,530	37,530	12/31/2012
759950BJ6	2,479,245	1,949,944	529,301	1,949,944	1,949,944	12/31/2012
759950BV9	1,599,184	1,305,122	294,063	1,305,122	1,305,122	12/31/2012
760985D24	573,640	532,730	40,910	532,730	532,730	12/31/2012
760985H95	1,409,146	1,302,352	106,794	1,302,352	1,302,352	12/31/2012
760985N56	1,582,236	688,380	893,856	688,380	688,380	12/31/2012
760985VT5	1,582,861	1,497,971	84,890	1,497,971	1,497,971	12/31/2012
760985VU2	638,363	590,371	47,992	590,371	590,371	12/31/2012
760985VV0	408,446	369,933	38,513	369,933	369,933	12/31/2012
76110VMJ4	322,423	309,636	12,787	309,636	309,636	12/31/2012
76110VPT9	461,573	436,327	25,245	436,327	436,327	12/31/2012
76110WRV0	97,679	64,107	33,572	64,107	64,107	12/31/2012
76111J5N0	1,311,341	1,245,602	65,739	1,245,602	1,245,602	12/31/2012
76111XCX9	2,055,130	2,008,122	47,008	2,008,122	2,008,122	12/31/2012
76111XCY7	603,752	567,840	35,913	567,840	567,840	12/31/2012
76111XEJ8	1,808,856	1,712,534	96,322	1,712,534	1,712,534	12/31/2012
76112BAG5	5,113,070	2,282,103	2,830,967	2,282,103	2,282,103	12/31/2012
76112BDV9	2,416,615	1,361,850	1,054,765	1,361,850	1,361,850	12/31/2012
805564QB0	4,546,020	2,738,448	1,807,572	2,738,448	2,738,448	12/31/2012
81375WDS2	542,271	535,097	7,174	535,097	535,097	12/31/2012
86358RR82	96,603	15,594	81,009	15,594	15,594	12/31/2012
86359A4Q3	7,507,376	6,933,519	573,857	6,933,519	6,933,519	12/31/2012
86359A4R1	2,334,756	2,040,373	294,383	2,040,373	2,040,373	12/31/2012
86359AF24	2,317,797	2,167,146	150,651	2,167,146	2,167,146	12/31/2012
86359AP31	2,049,013	1,941,719	107,295	1,941,719	1,941,719	12/31/2012
86359AP49	662,024	617,030	44,994	617,030	617,030	12/31/2012
86359APH0	1,494,813	1,346,465	148,348	1,346,465	1,346,465	12/31/2012
86359APK3	1,117,949	890,387	227,562	890,387	890,387	12/31/2012
86359AUL5	748,257	708,736	39,521	708,736	708,736	12/31/2012
86359AUM3	308,137	282,089	26,048	282,089	282,089	12/31/2012
86359AY56	7,171,930	6,180,032	991,898	6,180,032	6,180,032	12/31/2012
86359AY64	1,733,121	1,248,913	484,208	1,248,913	1,248,913	12/31/2012
86359BX48	425,101	110,716	314,385	110,716	110,716	12/31/2012
929227E51	2,110,415	2,088,064	22,351	2,088,064	2,088,064	12/31/2012
92922FHD3	13,718,261	12,765,252	953,010	12,765,252	12,765,252	12/31/2012

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

20.  SSAP No. 43R: OTHER THAN TEMPORARY IMPAIRMENTS (CONTINUED)

CUSIP	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than-Temporary Impairment	Amortized Cost After Other-Than- Temporary Impairment	Fair Value at time of OTTI	Date of Financial Statement Where Reported

92922FQT8	$ 4,636,290	$ 4,324,840	$ 311,450	$ 4,324,840	$ 4,324,840	12/31/2012
939336UA9	613,776	498,739	115,037	498,739	498,739	12/31/2012
939336Z63	1,791,657	347,518	1,444,139	347,518	347,518	12/31/2012
939336ZW6	668,990	604,444	64,546	604,444	604,444	12/31/2012
939336ZX4	451,055	402,421	48,634	402,421	402,421	12/31/2012
94979LAM5	4,198,187	2,126,597	2,071,591	2,126,597	2,126,597	12/31/2012
05946XTX1	63,578	-	63,578	-	9,226	03/31/2011
05949QBV6	439,387	320,778	118,609	320,778	320,778	03/31/2011
12501RAA7	687,384	634,111	53,273	634,111	247,215	03/31/2011
12501RAB5	473,819	455,923	17,896	455,923	278,023	03/31/2011
1729734M8	598,459	34,517	563,942	34,517	34,517	03/31/2011
32051GRL1	216,906	94,593	122,313	94,593	94,593	03/31/2011
32051GVB8	1,061,652	662,991	398,661	662,991	662,991	03/31/2011
32052UAX1	223,793	44,476	179,317	44,476	44,476	03/31/2011
362341EV7	200,442	127,315	73,127	127,315	127,315	03/31/2011
36828QMN3	1,572,785	1,190,445	382,340	1,190,445	1,190,445	03/31/2011
466247HG1	167,823	136,184	31,639	136,184	136,184	03/31/2011
466247ST1	306,662	263,619	43,043	263,619	263,619	03/31/2011
46625YRC9	4,458,814	3,074,844	1,383,970	3,074,844	3,074,844	03/31/2011
52520MGD9	367,415	321,919	45,496	321,919	612,377	03/31/2011
59025KAJ1	4,854,518	4,165,509	689,009	4,165,509	4,165,509	03/31/2011
74958AAD6	5,925,044	5,918,038	7,006	5,918,038	5,243,442	03/31/2011
74958YAA0	4,966,566	4,956,324	10,242	4,956,324	4,422,432	03/31/2011
75970QAF7	5,410,463	5,363,550	46,913	5,363,550	3,439,667	03/31/2011
760985XZ9	212,864	65,288	147,576	65,288	65,288	03/31/2011
76110WVR4	3,211,131	3,207,855	3,276	3,207,855	2,619,300	03/31/2011
76111XA60	47,620	29,572	18,048	29,572	29,572	03/31/2011
929227WP7	105,591	89,560	16,031	89,560	10,934	03/31/2011
92922FH27	1,386,838	80,165	1,306,673	80,165	80,165	03/31/2011
04542BMW9	114,495	106,111	8,384	106,111	106,111	06/30/2011
05948KJX8	4,736,028	4,735,999	29	4,735,999	3,904,985	06/30/2011
05949AQL7	6,499,368	6,498,921	447	6,498,921	5,007,687	06/30/2011
05949QBV6	2,438,027	335,492	2,102,535	335,492	335,492	06/30/2011
12669FQF3	116,729	79,244	37,485	79,244	79,244	06/30/2011
1729734M8	224,643	37,434	187,209	37,434	37,434	06/30/2011
32051GD77	1,206,432	110,044	1,096,388	110,044	110,044	06/30/2011
32051GRL1	109,815	36,279	73,536	36,279	36,279	06/30/2011
32051GVB8	665,328	601,955	63,373	601,955	601,955	06/30/2011
32052LAT0	150,776	112,095	38,681	112,095	112,095	06/30/2011
32052UAX1	101,690	25,904	75,786	25,904	46,534	06/30/2011

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

20.  SSAP No. 43R: OTHER THAN TEMPORARY IMPAIRMENTS (CONTINUED)

CUSIP	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than-Temporary Impairment	Amortized Cost After Other-Than- Temporary Impairment	Fair Value at time of OTTI	Date of Financial Statement Where Reported

362341EV7	$ 120,714	$ 79,368	$ 41,346	$ 79,368	$ 79,368	06/30/2011
378961AF3	7,146,891	7,128,339	18,552	7,128,339	6,168,008	06/30/2011
393505QZ8	3,700,762	3,666,005	34,757	3,666,005	3,963,679	06/30/2011
396789KD0	4,005,465	3,107,559	897,906	3,107,559	2,690,682	06/30/2011
466247HG1	164,017	133,674	30,343	133,674	133,674	06/30/2011
466247ST1	210,248	193,695	16,553	193,695	193,695	06/30/2011
46625YHA4	3,048,496	2,090,251	958,245	2,090,251	1,459,754	06/30/2011
46625YSU8	2,987,943	2,034,739	953,204	2,034,739	2,034,739	06/30/2011
52520MGD9	281,889	257,299	24,590	257,299	277,975	06/30/2011
73316PGL8	905,964	835,934	70,030	835,934	835,934	06/30/2011
749577AA0	20,091,722	20,001,589	90,133	20,001,589	18,045,720	06/30/2011
74958AAD6	5,918,038	5,883,237	34,801	5,883,237	5,310,489	06/30/2011
74958YAA0	4,909,517	4,855,315	54,202	4,855,315	4,484,588	06/30/2011
75970QAF7	5,363,550	5,334,229	29,321	5,334,229	2,978,902	06/30/2011
760985XZ9	67,558	51,399	16,159	51,399	51,399	06/30/2011
760985YX3	772,122	771,413	709	771,413	134,671	06/30/2011
76110WWJ1	548,807	548,777	30	548,777	548,777	06/30/2011
76111XA60	124,883	-	124,883	-	25	06/30/2011
76111XXX6	125,032	112,682	12,350	112,682	112,682	06/30/2011
863576AT1	131,834	128,663	3,171	128,663	128,663	06/30/2011
929227Z66	5,128,490	5,127,793	697	5,127,793	4,143,659	06/30/2011
92922FH27	90,411	73,028	17,383	73,028	73,028	06/30/2011
94981FAN2	1,435,300	1,419,729	15,571	1,419,729	1,419,729	06/30/2011
94983JAJ1	1,754,968	215,801	1,539,167	215,801	215,801	06/30/2011
94983NAN3	1,928,910	275,047	1,653,863	275,047	275,047	06/30/2011
058931BR6	4,003,028	807,566	3,195,462	807,566	807,566	09/30/2011
05948KCC1	2,200,773	2,194,261	6,512	2,194,261	1,397,800	09/30/2011
05948KJX8	4,670,175	4,665,114	5,061	4,665,114	3,859,951	09/30/2011
05948KMR7	1,973,971	1,961,471	12,500	1,961,471	1,961,471	09/30/2011
05948KTP4	1,045,935	1,037,456	8,479	1,037,456	1,037,456	09/30/2011
05949AQL7	6,375,850	6,373,905	1,945	6,373,905	5,099,796	09/30/2011
12498NAB9	2,496,412	2,487,974	8,438	2,487,974	1,776,388	09/30/2011
12669EGX8	794,335	787,816	6,519	787,816	355,249	09/30/2011
12669FQF3	191,381	121,550	69,831	121,550	121,550	09/30/2011
1729734M8	249,998	2,861	247,137	2,861	2,861	09/30/2011
32051GD77	136,440	82,385	54,055	82,385	82,385	09/30/2011
32051GMN2	2,821,948	2,821,279	669	2,821,279	1,447,532	09/30/2011
32051GRL1	563,098	4,600	558,498	4,600	4,600	09/30/2011
32051GVB8	937,953	701,759	236,194	701,759	701,759	09/30/2011
32052LAT0	546,240	97,984	448,256	97,984	97,984	09/30/2011

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

20.  SSAP No. 43R: OTHER THAN TEMPORARY IMPAIRMENTS (CONTINUED)

CUSIP	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than-Temporary Impairment	Amortized Cost After Other-Than- Temporary Impairment	Fair Value at time of OTTI	Date of Financial Statement Where Reported

32052UAX1	$ 22,506	$ -	$ 22,506	$ -	$ 2,131	09/30/2011
362341EV7	193,579	73,217	120,362	73,217	73,217	09/30/2011
36242DYN7	1,245,587	191,813	1,053,774	191,813	191,813	09/30/2011
36828QQS8	2,292,515	1,681,795	610,720	1,681,795	1,681,795	09/30/2011
378961AF3	6,823,930	6,823,597	333	6,823,597	5,917,366	09/30/2011
41161PNC3	490,169	271,297	218,872	271,297	271,297	09/30/2011
466247HG1	187,421	125,127	62,294	125,127	125,127	09/30/2011
466247RD7	177,307	72,229	105,078	72,229	72,229	09/30/2011
466247ST1	141,876	88,983	52,893	88,983	88,983	09/30/2011
46625YRC9	3,185,700	2,017,746	1,167,954	2,017,746	2,017,746	09/30/2011
46625YWB5	3,407,724	1,995,408	1,412,316	1,995,408	1,995,408	09/30/2011
52108RAF9	23,037,046	22,826,282	210,764	22,826,282	22,455,728	09/30/2011
52520MGD9	251,205	-	251,205	-	210,301	09/30/2011
57643MAY0	653,019	631,992	21,027	631,992	447,902	09/30/2011
57643MHT4	3,096,463	3,084,054	12,409	3,084,054	2,507,802	09/30/2011
57643MHV9	330,179	314,810	15,369	314,810	314,810	09/30/2011
59022HEB4	2,612,095	1,958,614	653,481	1,958,614	1,076,814	09/30/2011
59022HJV5	3,321,042	2,742,592	578,450	2,742,592	1,281,305	09/30/2011
69335YAJ5	1,192,980	1,191,908	1,072	1,191,908	1,191,908	09/30/2011
73316PCL2	414,590	366,316	48,274	366,316	366,316	09/30/2011
749577AA0	20,001,589	19,931,154	70,435	19,931,154	17,887,740	09/30/2011
74958AAD6	5,731,239	5,695,345	35,894	5,695,345	4,851,337	09/30/2011
74958EAG1	10,031,158	9,967,239	63,919	9,967,239	9,397,290	09/30/2011
75970QAF7	5,334,229	5,308,922	25,307	5,308,922	2,966,313	09/30/2011
760985XZ9	143,765	89,346	54,419	89,346	55,486	09/30/2011
760985YX3	771,413	771,294	119	771,294	136,716	09/30/2011
76110WWJ1	500,717	500,610	107	500,610	500,610	09/30/2011
76111XPF4	1,261,129	1,260,953	176	1,260,953	774,735	09/30/2011
76111XPG2	674,890	588,362	86,528	588,362	236,411	09/30/2011
76111XXX6	314,771	112,085	202,686	112,085	112,085	09/30/2011
79548KA73	3,421,473	3,420,266	1,207	3,420,266	2,035,242	09/30/2011
863576AT1	368,875	85,218	283,657	85,218	85,218	09/30/2011
929227Z66	5,073,191	5,070,516	2,675	5,070,516	4,094,174	09/30/2011
92922FH27	97,182	66,765	30,417	66,765	66,765	09/30/2011
92922FKK3	3,207,478	3,198,049	9,429	3,198,049	2,547,647	09/30/2011
9297663A9	4,028,914	3,529,483	499,431	3,529,483	1,986,182	09/30/2011
94983JAJ1	351,280	170,099	181,181	170,099	170,099	09/30/2011
94983NAN3	173,817	92,809	81,008	92,809	92,809	09/30/2011
05950EAG3	30,183,307	30,056,008	127,299	30,056,008	29,669,370	12/31/2011
00011#AA1	2,100,280	1,547,987	552,293	1,547,987	1,547,987	12/31/2011

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

20.  SSAP No. 43R: OTHER THAN TEMPORARY IMPAIRMENTS (CONTINUED)

CUSIP	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than-Temporary Impairment	Amortized Cost After Other-Than- Temporary Impairment	Fair Value at time of OTTI	Date of Financial Statement Where Reported

03072SQX6	$ 2,050,818	$ 423,137	$ 1,627,681	$ 423,137	$ 423,137	12/31/2011
04542BMV1	1,328,167	643,496	684,671	643,496	643,496	12/31/2011
04542BMW9	506,326	64,724	441,602	64,724	64,724	12/31/2011
058931BR6	7,177,477	543,772	6,633,705	543,772	543,772	12/31/2011
05946XGH0	382,543	356,478	26,065	356,478	356,478	12/31/2011
05948KCC1	1,392,116	1,391,706	410	1,391,706	1,391,706	12/31/2011
05948KCD9	515,244	442,579	72,665	442,579	442,579	12/31/2011
05948KDV8	884,509	108,900	775,609	108,900	108,900	12/31/2011
05948KGM5	694,551	596,539	98,012	596,539	596,539	12/31/2011
05948KHW2	816,786	706,375	110,411	706,375	706,375	12/31/2011
05948KMR7	1,661,014	1,658,803	2,211	1,658,803	1,658,803	12/31/2011
05948KST7	1,053,127	639,748	413,379	639,748	639,748	12/31/2011
05948KTP4	1,183,682	1,181,674	2,008	1,181,674	1,181,674	12/31/2011
05948KVE6	2,258,559	2,247,528	11,031	2,247,528	2,247,528	12/31/2011
05948KVF3	727,012	207,877	519,135	207,877	207,877	12/31/2011
05948KYD5	2,251,679	362,895	1,888,784	362,895	362,895	12/31/2011
05948X2A8	2,137,551	2,128,744	8,807	2,128,744	1,763,555	12/31/2011
05948XXB2	3,109,409	3,107,330	2,079	3,107,330	2,729,311	12/31/2011
05948XXD8	262,117	257,777	4,340	257,777	257,777	12/31/2011
05949AXN5	540,501	325,520	214,981	325,520	325,520	12/31/2011
05949CQD1	6,597,410	6,595,176	2,234	6,595,176	6,239,982	12/31/2011
05949QBV6	2,415,385	241,556	2,173,829	241,556	249,771	12/31/2011
12666CAF0	123,383	69,224	54,159	69,224	503,275	12/31/2011
12669EGX8	375,979	280,186	95,793	280,186	280,186	12/31/2011
12669ETE6	2,498,517	2,493,814	4,703	2,493,814	2,221,902	12/31/2011
12669FHU0	719,948	717,904	2,044	717,904	717,904	12/31/2011
12669FQF3	245,424	132,049	113,375	132,049	132,049	12/31/2011
12669FSH7	1,435,476	995,092	440,384	995,092	995,092	12/31/2011
12669FXC2	404,672	273,184	131,488	273,184	273,184	12/31/2011
161546DN3	351,057	349,900	1,157	349,900	349,900	12/31/2011
161546HW9	756,388	726,182	30,206	726,182	726,182	12/31/2011
16162WGC7	3,461,672	3,449,244	12,428	3,449,244	3,227,112	12/31/2011
16162WJZ3	2,371,231	2,359,279	11,952	2,359,279	2,062,297	12/31/2011
1729734M8	623,572	-	623,572	-	19	12/31/2011
172973D63	3,192,154	3,169,067	23,087	3,169,067	2,380,205	12/31/2011
172973D89	670,127	651,802	18,325	651,802	651,802	12/31/2011
172973TG4	594,441	593,328	1,113	593,328	484,583	12/31/2011
17307GPH5	1,010,982	353,916	657,066	353,916	353,916	12/31/2011
17307GVL9	7,834,492	7,821,564	12,928	7,821,564	5,494,912	12/31/2011
294751DF6	557,080	555,914	1,166	555,914	330,203	12/31/2011

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

20.  SSAP No. 43R: OTHER THAN TEMPORARY IMPAIRMENTS (CONTINUED)

CUSIP	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than-Temporary Impairment	Amortized Cost After Other-Than- Temporary Impairment	Fair Value at time of OTTI	Date of Financial Statement Where Reported

32027NFV8	$ 1,017,588	$ 1,016,627	$ 961	$ 1,016,627	$ 890,143	12/31/2011
32051GD77	528,714	40,604	488,110	40,604	40,604	12/31/2011
32051GEF8	63,140	23,752	39,388	23,752	23,752	12/31/2011
32051GMN2	1,490,618	1,489,908	710	1,489,908	1,489,908	12/31/2011
32051GRL1	499,454	951	498,503	951	1,829	12/31/2011
32051GVB8	1,206,614	269,833	936,781	269,833	269,833	12/31/2011
32051GWZ4	1,162,314	921,577	240,737	921,577	921,577	12/31/2011
32051GZ99	7,237,940	7,235,767	2,173	7,235,767	6,445,194	12/31/2011
32052LAT0	714,063	36,692	677,371	36,692	36,692	12/31/2011
362341EV7	901,766	34,276	867,490	34,276	12,027	12/31/2011
36242DYN7	687,876	76,701	611,175	76,701	89,736	12/31/2011
41161PNC3	3,018,573	221,195	2,797,378	221,195	221,195	12/31/2011
466247HG1	1,123,781	176,277	947,504	176,277	176,277	12/31/2011
466247RD7	1,203,396	58,102	1,145,294	58,102	58,102	12/31/2011
466247ST1	1,360,058	92,874	1,267,184	92,874	92,874	12/31/2011
466247WV1	3,456,993	287,019	3,169,974	287,019	287,019	12/31/2011
46625YDW0	2,406,451	1,401,920	1,004,531	1,401,920	1,401,920	12/31/2011
46625YNY5	3,241,193	1,021,498	2,219,695	1,021,498	1,021,498	12/31/2011
46629GAH1	11,020,499	11,018,895	1,604	11,018,895	10,454,169	12/31/2011
55265WAT0	2,992,397	2,969,350	23,047	2,969,350	2,687,695	12/31/2011
57643LRK4	1,097,221	1,070,887	26,334	1,070,887	457,086	12/31/2011
57643MAY0	612,710	515,169	97,541	515,169	395,635	12/31/2011
59025KAJ1	3,907,836	2,335,500	1,572,336	2,335,500	2,335,500	12/31/2011
68403BAE5	5,268,205	5,161,869	106,336	5,161,869	3,522,620	12/31/2011
73316PBB5	1,575,032	1,354,955	220,077	1,354,955	1,354,955	12/31/2011
73316PCL2	393,515	335,646	57,869	335,646	335,646	12/31/2011
749577AA0	19,406,292	19,136,446	269,846	19,136,446	17,368,349	12/31/2011
74958AAD6	5,437,888	5,412,308	25,580	5,412,308	4,943,011	12/31/2011
74958EAG1	9,967,239	9,898,451	68,788	9,898,451	8,974,350	12/31/2011
74958YAA0	4,583,343	4,455,509	127,834	4,455,509	3,814,289	12/31/2011
75970NAT4	5,959,232	535,899	5,423,333	535,899	421,417	12/31/2011
75970QAF7	5,308,923	4,983,532	325,391	4,983,532	2,622,406	12/31/2011
759950DS4	840,905	647,426	193,479	647,426	647,426	12/31/2011
759950DT2	1,489,823	298,370	1,191,453	298,370	298,370	12/31/2011
760985D32	532,550	339,945	192,605	339,945	339,945	12/31/2011
760985Q61	1,015,461	595,619	419,842	595,619	595,619	12/31/2011
760985TQ4	830,301	828,530	1,771	828,530	676,091	12/31/2011
760985XY2	622,403	254,807	367,596	254,807	254,807	12/31/2011
760985YX3	770,112	451,882	318,230	451,882	134,281	12/31/2011
760985ZJ3	642,566	436,305	206,261	436,305	436,305	12/31/2011

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

20.  SSAP No. 43R: OTHER THAN TEMPORARY IMPAIRMENTS (CONTINUED)

CUSIP	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than-Temporary Impairment	Amortized Cost After Other-Than- Temporary Impairment	Fair Value at time of OTTI	Date of Financial Statement Where Reported

76110WC87	$ 750,726	$ 626,383	$ 124,343	$ 626,383	$ 626,383	12/31/2011
76110WVS2	370,484	333,673	36,811	333,673	333,673	12/31/2011
76110WWJ1	552,222	482,590	69,632	482,590	482,590	12/31/2011
76111XCZ4	614,758	612,514	2,244	612,514	455,771	12/31/2011
76111XEK5	1,050,178	1,044,486	5,692	1,044,486	961,912	12/31/2011
76111XPG2	270,306	242,952	27,354	242,952	242,952	12/31/2011
76111XXX6	1,384,838	46,272	1,338,566	46,272	157,240	12/31/2011
863576AT1	1,620,876	17,608	1,603,268	17,608	37,280	12/31/2011
863576CV4	2,993,569	2,910,155	83,414	2,910,155	2,910,155	12/31/2011
90263BHE1	883,466	858,821	24,645	858,821	608,721	12/31/2011
929227WP7	82,125	20,448	61,677	20,448	12,864	12/31/2011
92922FH27	263,260	37,024	226,236	37,024	37,024	12/31/2011
92922FXB9	388,231	141,252	246,979	141,252	141,252	12/31/2011
929766C43	1,500,952	1,499,955	997	1,499,955	1,426,053	12/31/2011
939336Y31	334,049	214,920	119,129	214,920	214,920	12/31/2011
949760AW2	4,914,535	4,901,463	13,072	4,901,463	4,665,359	12/31/2011
94981FAN2	1,383,151	1,280,331	102,820	1,280,331	1,280,331	12/31/2011
94981UAL3	1,055,663	300,291	755,372	300,291	300,291	12/31/2011
94983JAJ1	171,925	123,493	48,432	123,493	123,493	12/31/2011
94983NAN3	1,238,828	31,651	1,207,177	31,651	68,415	12/31/2011
97180*FL7	1,784,426	947,685	836,741	947,685	947,685	12/31/2011
04542BMW9	163,346	160,150	3,196	160,150	160,150	03/31/2010
05948KJX8	5,085,617	5,070,831	14,786	5,070,831	3,044,716	03/31/2010
05948KYD5	1,130,518	1,126,693	3,825	1,126,693	1,126,693	03/31/2010
05948XXC0	1,490,624	1,480,529	10,095	1,480,529	987,361	03/31/2010
059497AF4	3,009,716	1,679,420	1,330,296	1,679,420	288,571	03/31/2010
05949AQL7	7,370,316	7,222,748	147,568	7,222,748	4,295,382	03/31/2010
07388LAQ3	2,664,161	2,448,776	215,385	2,448,776	846,215	03/31/2010
12513YAS9	525,912	410,719	115,193	410,719	410,719	03/31/2010
12669FQF3	834,006	737,326	96,680	737,326	169,856	03/31/2010
14986DAT7	3,137,985	1,142,533	1,995,452	1,142,533	837,853	03/31/2010
14986DAU4	1,020,551	658,935	361,616	658,935	694,661	03/31/2010
161546HE9	7,479,230	7,478,623	607	7,478,623	3,334,619	03/31/2010
172973YG8	1,670,825	1,669,866	959	1,669,866	1,140,727	03/31/2010
17307GVL9	7,862,741	7,834,493	28,248	7,834,493	4,920,625	03/31/2010
19075CAL7	1,712,054	1,564,519	147,535	1,564,519	898,237	03/31/2010
20047NAN2	7,029,548	5,118,446	1,911,102	5,118,446	2,938,690	03/31/2010
20173QAR2	1,584,995	1,234,810	350,185	1,234,810	747,376	03/31/2010
225458RZ3	1,035,044	200,698	834,346	200,698	277,185	03/31/2010
22545LAT6	439,955	332,939	107,016	332,939	121,477	03/31/2010

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

20.  SSAP No. 43R: OTHER THAN TEMPORARY IMPAIRMENTS (CONTINUED)

CUSIP	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than-Temporary Impairment	Amortized Cost After Other-Than- Temporary Impairment	Fair Value at time of OTTI	Date of Financial Statement Where Reported

24763LFY1	$ 561,822	$ 538,115	$ 23,707	$ 538,115	$ 296,317	03/31/2010
294751FA5	1,639,916	1,603,298	36,618	1,603,298	1,603,298	03/31/2010
361849K84	1,936,810	1,417,161	519,649	1,417,161	798,768	03/31/2010
36228FC61	1,546,683	1,545,575	1,108	1,545,575	1,545,575	03/31/2010
36242DYN7	477,674	469,311	8,363	469,311	469,311	03/31/2010
36828QSL1	4,840,420	660,344	4,180,076	660,344	896,775	03/31/2010
46625YBQ5	1,001,702	371,970	629,732	371,970	418,914	03/31/2010
46625YBR3	7,505,956	4,984,873	2,521,083	4,984,873	947,025	03/31/2010
46627QAA6	2,916,509	1,849,052	1,067,457	1,849,052	1,603,888	03/31/2010
46629MAU9	3,788,101	3,241,420	546,681	3,241,420	992,881	03/31/2010
46630VAS1	1,597,543	1,195,892	401,651	1,195,892	756,919	03/31/2010
46631BAN5	6,418,655	3,552,290	2,866,365	3,552,290	1,208,011	03/31/2010
59023NAS7	1,057,720	172,962	884,758	172,962	172,962	03/31/2010
61750WBD4	592,726	150,106	442,620	150,106	189,092	03/31/2010
69335YAJ5	2,661,078	2,642,652	18,426	2,642,652	1,137,763	03/31/2010
73316PBB5	738,420	734,002	4,418	734,002	734,002	03/31/2010
73316PCK4	1,207,016	1,205,895	1,121	1,205,895	612,767	03/31/2010
73316PCL2	269,630	268,265	1,365	268,265	268,265	03/31/2010
76110WWJ1	650,648	649,453	1,195	649,453	649,453	03/31/2010
76111XA60	719,495	513,327	206,168	513,327	513,327	03/31/2010
863576AT1	262,582	250,910	11,672	250,910	250,910	03/31/2010
929227Z66	6,968,632	6,922,086	46,546	6,922,086	4,734,268	03/31/2010
929766D42	2,936,327	2,315,970	620,357	2,315,970	2,687,157	03/31/2010
929766TU7	2,020,496	1,813,590	206,906	1,813,590	1,766,645	03/31/2010
92977QAQ1	1,214,832	956,053	258,779	956,053	832,427	03/31/2010
92978TAW1	1,044,074	912,432	131,642	912,432	306,577	03/31/2010
982512AC9	240,000	-	240,000	-	160,000	03/31/2010
982512AD7	270,000	-	270,000	-	150,000	03/31/2010
000780KJ4	2,472,754	2,450,454	22,300	2,450,454	1,475,438	06/30/2010
04542BMW9	319,454	176,197	143,257	176,197	176,197	06/30/2010
05946XTX1	498,941	148,217	350,724	148,217	148,217	06/30/2010
05948KCC1	2,500,508	2,499,042	1,466	2,499,042	1,860,238	06/30/2010
05948KJX8	5,018,923	5,015,726	3,197	5,015,726	3,159,525	06/30/2010
05948KST7	885,235	879,839	5,396	879,839	879,839	06/30/2010
05948KTP4	1,467,660	1,464,290	3,370	1,464,290	1,464,290	06/30/2010
059497AF4	1,679,420	729,597	949,823	729,597	302,072	06/30/2010
05949AQL7	7,091,458	7,087,744	3,714	7,087,744	4,386,158	06/30/2010
07388LAQ3	2,448,776	861,057	1,587,719	861,057	914,626	06/30/2010
12513YAS9	592,740	201,164	391,576	201,164	422,835	06/30/2010
12669FQF3	723,927	695,845	28,082	695,845	170,468	06/30/2010

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

20.  SSAP No. 43R: OTHER THAN TEMPORARY IMPAIRMENTS (CONTINUED)

CUSIP	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than-Temporary Impairment	Amortized Cost After Other-Than- Temporary Impairment	Fair Value at time of OTTI	Date of Financial Statement Where Reported

1729734B2	$ 10,369,524	$ 10,328,482	$ 41,042	$ 10,328,482	$ 9,845,910	06/30/2010
17309BAB3	3,315,004	3,204,330	110,674	3,204,330	1,931,124	06/30/2010
20047NAN2	5,118,446	3,891,086	1,227,360	3,891,086	3,386,225	06/30/2010
225458RZ3	200,698	179,469	21,229	179,469	317,887	06/30/2010
22545LAT6	332,938	212,132	120,806	212,132	130,326	06/30/2010
24763LFY1	533,733	473,182	60,551	473,182	275,243	06/30/2010
32051GD77	766,269	418,021	348,248	418,021	418,021	06/30/2010
32052UAX1	254,919	178,199	76,720	178,199	178,199	06/30/2010
36242DYN7	481,991	481,146	845	481,146	481,146	06/30/2010
393505QZ8	3,729,647	3,700,762	28,885	3,700,762	3,564,991	06/30/2010
466247HG1	253,893	191,598	62,295	191,598	191,598	06/30/2010
46629GAR9	2,889,411	886,025	2,003,386	886,025	1,320,992	06/30/2010
46629MAU9	3,241,421	3,034,691	206,730	3,034,691	1,051,762	06/30/2010
46630AAA6	4,068,290	1,567,232	2,501,058	1,567,232	1,294,678	06/30/2010
46630VAQ5	5,695,973	4,916,541	779,432	4,916,541	1,736,071	06/30/2010
46630VAS1	1,195,892	795,922	399,970	795,922	800,606	06/30/2010
52108H3R3	4,960,373	3,239,380	1,720,993	3,239,380	1,727,429	06/30/2010
52108H3S1	6,441,029	3,608,579	2,832,450	3,608,579	942,927	06/30/2010
52470UAJ4	470,139	371,968	98,171	371,968	705,000	06/30/2010
55313KAK7	1,186,450	603,064	583,386	603,064	511,459	06/30/2010
59023NAS7	509,783	169,442	340,341	169,442	169,442	06/30/2010
61750CAT4	386,659	300,386	86,273	300,386	350,832	06/30/2010
61750WBD4	150,106	120,699	29,407	120,699	136,556	06/30/2010
69335YAJ5	2,632,954	2,631,479	1,475	2,631,479	1,190,602	06/30/2010
75970QAF7	6,180,351	6,165,261	15,090	6,165,261	3,067,781	06/30/2010
760985YX3	917,631	917,298	333	917,298	180,999	06/30/2010
76110WWJ1	651,460	650,763	697	650,763	650,763	06/30/2010
76111XA60	219,869	164,533	55,336	164,533	164,533	06/30/2010
76111XPF4	1,482,549	1,482,525	24	1,482,525	958,700	06/30/2010
76111XXX6	341,776	278,381	63,395	278,381	278,381	06/30/2010
79548KA73	3,852,829	3,852,502	327	3,852,502	2,069,474	06/30/2010
863576AT1	288,946	258,059	30,887	258,059	258,059	06/30/2010
929227Z66	6,597,439	6,593,172	4,267	6,593,172	4,610,062	06/30/2010
929766D42	2,315,970	2,014,001	301,969	2,014,001	3,081,130	06/30/2010
92976BBV3	1,981,127	1,754,571	226,556	1,754,571	825,900	06/30/2010
92978MAL0	6,459,170	5,667,635	791,535	5,667,635	2,203,832	06/30/2010
92978TAW1	912,432	310,094	602,338	310,094	324,603	06/30/2010
939336Y31	591,862	191,673	400,189	191,673	191,673	06/30/2010
03702WAK0	901,336	846,217	55,119	846,217	163,800	09/30/2010
05946XTX1	97,076	36,779	60,297	36,779	36,779	09/30/2010

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

20.  SSAP No. 43R: OTHER THAN TEMPORARY IMPAIRMENTS (CONTINUED)

CUSIP	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than-Temporary Impairment	Amortized Cost After Other-Than- Temporary Impairment	Fair Value at time of OTTI	Date of Financial Statement Where Reported

05948KCC1	$ 2,457,109	$ 2,454,980	$ 2,129	$ 2,454,980	$ 1,864,815	09/30/2010
05948KGK9	5,644,212	5,637,378	6,834	5,637,378	3,627,031	09/30/2010
05948KJX8	4,960,880	4,959,318	1,562	4,959,318	3,209,528	09/30/2010
05948KTP4	1,484,002	1,464,574	19,428	1,464,574	1,464,574	09/30/2010
05949AQL7	6,913,447	6,911,857	1,590	6,911,857	4,405,716	09/30/2010
05949CQD1	7,028,946	7,025,882	3,065	7,025,882	6,610,080	09/30/2010
07324MAF2	1,833,107	1,396,120	436,987	1,396,120	357,102	09/30/2010
07324MAH8	1,127,494	753,783	373,711	753,783	78,372	09/30/2010
07324YAK5	1,033,205	730,253	302,951	730,253	420,492	09/30/2010
07388LAQ3	861,057	766,806	94,251	766,806	963,604	09/30/2010
12513EAU8	7,743,834	5,195,280	2,548,554	5,195,280	3,000,039	09/30/2010
14986DAT7	1,142,533	675,315	467,218	675,315	1,041,873	09/30/2010
14986DAU4	658,935	260,355	398,580	260,355	739,644	09/30/2010
17309BAB3	2,921,148	2,331,794	589,354	2,331,794	1,943,993	09/30/2010
20047NAN2	3,891,086	3,447,842	443,244	3,447,842	3,559,671	09/30/2010
20173QAR2	1,234,810	792,759	442,051	792,759	879,448	09/30/2010
225458RZ3	179,469	113,669	65,801	113,669	315,630	09/30/2010
22545LAT6	212,132	161,272	50,861	161,272	137,033	09/30/2010
225470H22	2,490,925	1,501,709	989,216	1,501,709	667,541	09/30/2010
24763LFY1	464,853	405,394	59,459	405,394	277,440	09/30/2010
30249YAC7	928,590	821,510	107,080	821,510	70,000	09/30/2010
32051GVB8	1,475,156	1,224,159	250,997	1,224,159	1,224,159	09/30/2010
32052UAX1	983,428	139,360	844,069	139,360	139,360	09/30/2010
361849K68	4,886,861	4,140,080	746,781	4,140,080	2,134,556	09/30/2010
361849K84	1,417,161	967,916	449,245	967,916	827,018	09/30/2010
36828QQS8	4,722,738	2,886,895	1,835,843	2,886,895	1,350,415	09/30/2010
46625YBR3	4,984,873	4,041,145	943,728	4,041,145	4,084,059	09/30/2010
46625YDW0	4,024,429	3,910,989	113,440	3,910,989	1,372,045	09/30/2010
46625YNY5	7,708,957	5,427,441	2,281,515	5,427,441	2,392,480	09/30/2010
46627QAA6	1,849,052	720,428	1,128,624	720,428	1,817,355	09/30/2010
46630VAQ5	4,916,541	3,176,271	1,740,271	3,176,271	1,819,895	09/30/2010
46630VAS1	795,922	303,691	492,231	303,691	831,497	09/30/2010
46631BAN5	3,552,290	1,601,873	1,950,417	1,601,873	1,350,706	09/30/2010
501673AA5	7,823,069	7,643,277	179,792	7,643,277	6,985,475	09/30/2010
52108H3R3	3,239,380	3,079,175	160,205	3,079,175	1,808,802	09/30/2010
52108H3S1	3,608,579	3,096,806	511,773	3,096,806	922,856	09/30/2010
57643LRK4	1,595,201	1,580,900	14,301	1,580,900	832,745	09/30/2010
59022HJV5	6,163,822	4,492,159	1,671,663	4,492,159	2,421,887	09/30/2010
59023BAJ3	6,610,785	6,468,587	142,198	6,468,587	3,585,236	09/30/2010
61750CAT4	300,386	265,031	35,355	265,031	365,641	09/30/2010

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

20.  SSAP No. 43R: OTHER THAN TEMPORARY IMPAIRMENTS (CONTINUED)

CUSIP	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than-Temporary Impairment	Amortized Cost After Other-Than- Temporary Impairment	Fair Value at time of OTTI	Date of Financial Statement Where Reported

61750WBD4	$ 120,699	$ 90,758	$ 29,941	$ 90,758	$ 118,203	09/30/2010
69335YAJ5	2,621,890	2,618,601	3,289	2,618,601	1,220,855	09/30/2010
74958AAD6	5,978,385	5,977,848	538	5,977,848	5,451,282	09/30/2010
75970QAF7	6,165,261	5,990,156	175,105	5,990,156	3,534,000	09/30/2010
760985XZ9	1,029,985	424,003	605,982	424,003	177,288	09/30/2010
760985YX3	917,298	917,083	214	917,083	183,292	09/30/2010
76111XA60	376,816	117,087	259,729	117,087	117,087	09/30/2010
79548KA73	3,852,502	3,851,756	745	3,851,756	2,308,375	09/30/2010
863576AT1	180,309	178,696	1,614	178,696	178,696	09/30/2010
929227WP7	166,429	118,630	47,800	118,630	4,374	09/30/2010
929227Z66	6,143,586	6,142,145	1,441	6,142,145	4,362,464	09/30/2010
92976BBV3	1,754,571	1,558,689	195,882	1,558,689	972,621	09/30/2010
92978TAW1	310,094	140,244	169,849	140,244	337,741	09/30/2010
94982MAH9	211,734	70,341	141,392	70,341	70,341	09/30/2010
94982MAJ5	246,297	11,878	234,420	11,878	3,353	09/30/2010
03702WAK0	846,217	765,304	80,913	765,304	227,500	12/31/2010
058931BR6	2,372,861	2,035,212	337,649	2,035,212	2,035,212	12/31/2010
05946XTX1	782,843	17,627	765,216	17,627	17,627	12/31/2010
05948KYD5	2,980,670	1,146,902	1,833,768	1,146,902	1,146,902	12/31/2010
05949QBV6	4,844,699	360,042	4,484,657	360,042	360,042	12/31/2010
07324MAF2	1,396,120	1,145,368	250,752	1,145,368	638,792	12/31/2010
07324MAH8	753,783	604,972	148,811	604,972	237,294	12/31/2010
07324SCV2	2,401,515	2,088,844	312,671	2,088,844	1,374,812	12/31/2010
07324YAK5	708,659	587,686	120,973	587,686	413,579	12/31/2010
12513YAK6	2,496,971	1,443,260	1,053,711	1,443,260	1,443,260	12/31/2010
12558MBM3	3,247,227	3,246,368	859	3,246,368	1,697,988	12/31/2010
12669FQF3	248,932	194,676	54,256	194,676	194,676	12/31/2010
14986DAT7	675,316	276,103	399,213	276,103	970,463	12/31/2010
1729734M8	457,557	134,580	322,977	134,580	134,580	12/31/2010
19075CAL7	1,564,519	1,405,971	158,548	1,405,971	1,252,320	12/31/2010
225470BC6	2,512,002	1,908,758	603,244	1,908,758	1,908,758	12/31/2010
225470BE2	1,405,664	811,496	594,168	811,496	811,496	12/31/2010
24763LFY1	395,102	237,201	157,901	237,201	260,771	12/31/2010
30249YAC7	821,511	679,736	141,775	679,736	150,000	12/31/2010
32051GD77	1,759,378	435,593	1,323,785	435,593	435,593	12/31/2010
32051GEF8	69,228	23,366	45,862	23,366	23,366	12/31/2010
32051GNB7	1,370,928	690,671	680,257	690,671	690,671	12/31/2010
32051GVB8	2,591,522	1,216,677	1,374,845	1,216,677	1,216,677	12/31/2010
32052LAT0	845,340	386,404	458,936	386,404	386,404	12/31/2010
32052UAX1	198,000	104,891	93,109	104,891	104,891	12/31/2010

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

20.  SSAP No. 43R: OTHER THAN TEMPORARY IMPAIRMENTS (CONTINUED)

CUSIP	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than-Temporary Impairment	Amortized Cost After Other-Than- Temporary Impairment	Fair Value at time of OTTI	Date of Financial Statement Where Reported

361849K68	$ 4,140,081	$ 3,397,716	$ 742,365	$ 3,397,716	$ 2,132,186	12/31/2010
36185N4T4	2,526,810	2,498,866	27,944	2,498,866	1,470,067	12/31/2010
362341EV7	620,364	350,784	269,580	350,784	350,784	12/31/2010
36242DYN7	502,111	501,388	723	501,388	501,388	12/31/2010
41161PNC3	1,088,687	419,527	669,160	419,527	419,527	12/31/2010
466247HG1	766,300	137,008	629,292	137,008	137,008	12/31/2010
466247ST1	440,254	262,265	177,989	262,265	262,265	12/31/2010
46625YBQ5	371,970	239,957	132,013	239,957	645,469	12/31/2010
46625YBR3	4,041,145	3,411,899	629,246	3,411,899	3,809,170	12/31/2010
46625YDW0	3,910,989	3,385,871	525,118	3,385,871	1,367,837	12/31/2010
46625YRC9	5,802,991	3,582,883	2,220,108	3,582,883	3,582,883	12/31/2010
46625YSU8	2,453,973	2,031,513	422,460	2,031,513	2,031,513	12/31/2010
46629PAJ7	224,525	208,317	16,208	208,317	208,317	12/31/2010
501673AA5	7,128,339	7,123,086	5,253	7,123,086	6,660,438	12/31/2010
50179MAR2	2,412,499	1,485,782	926,717	1,485,782	2,147,855	12/31/2010
52108H3R3	3,079,175	2,854,698	224,477	2,854,698	1,154,094	12/31/2010
52520MGD9	798,362	415,414	382,948	415,414	551,928	12/31/2010
55313KAK7	603,064	157,312	445,752	157,312	467,689	12/31/2010
57643LRK4	1,554,982	1,195,982	359,000	1,195,982	844,168	12/31/2010
59022HEA6	3,006,376	2,888,705	117,671	2,888,705	1,795,782	12/31/2010
59022HEB4	2,758,100	2,612,095	146,005	2,612,095	1,386,249	12/31/2010
59022HJV5	3,595,170	2,424,054	1,171,116	2,424,054	2,424,054	12/31/2010
59023NAS7	889,189	-	889,189	-	51,488	12/31/2010
61750WBD4	90,758	44,566	46,192	44,566	66,506	12/31/2010
749577AA0	20,177,132	20,091,722	85,410	20,091,722	18,676,820	12/31/2010
74958AAD6	5,977,847	5,925,044	52,803	5,925,044	5,460,000	12/31/2010
74958YAA0	5,031,438	4,966,566	64,872	4,966,566	4,431,025	12/31/2010
75970QAF7	5,990,156	5,410,463	579,693	5,410,463	3,273,302	12/31/2010
76111XA60	1,399,254	60,304	1,338,950	60,304	60,304	12/31/2010
76111XXX6	555,787	272,945	282,842	272,945	272,945	12/31/2010
863576AT1	1,011,402	365,193	646,209	365,193	365,193	12/31/2010
929227WP7	117,689	116,577	1,112	116,577	4,443	12/31/2010
9297663A9	5,554,741	4,028,914	1,525,827	4,028,914	1,224,167	12/31/2010
92976BBV3	1,153,698	820,878	332,820	820,878	820,878	12/31/2010
92978PAR0	835,535	648,835	186,700	648,835	970,875	12/31/2010
94982MAH9	293,093	62,028	231,065	62,028	62,028	12/31/2010
94982MAJ5	11,382	-	11,382	-	3,648	12/31/2010
94983JAJ1	1,002,072	349,065	653,007	349,065	349,065	12/31/2010
52470LAL9	6,985,639	1,400,193	5,585,446	1,400,193	1,750,000	09/30/2009
22545MAP2	1,159,551	288,142	871,409	288,142	573,973	09/30/2009

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

20.  SSAP No. 43R: OTHER THAN TEMPORARY IMPAIRMENTS (CONTINUED)

CUSIP	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than-Temporary Impairment	Amortized Cost After Other-Than- Temporary Impairment	Fair Value at time of OTTI	Date of Financial Statement Where Reported

52470UAJ4	$ 4,688,325	$ 470,139	$ 4,218,186	$ 470,139	$ 470,000	09/30/2009
92977QAQ1	5,174,207	1,630,057	3,544,150	1,630,057	686,376	09/30/2009
14986DAU4	1,709,398	1,304,079	405,319	1,304,079	667,264	09/30/2009
982512AD7	3,000,000	270,000	2,730,000	270,000	270,000	09/30/2009
939336Y31	2,026,129	1,259,088	767,041	1,259,088	317,326	09/30/2009
62940HAG0	60	-	60	-	77,866	09/30/2009
92978PAR0	1,230,854	1,022,472	208,382	1,022,472	427,024	09/30/2009
46630JBN8	2,659,534	1,547,406	1,112,128	1,547,406	466,082	09/30/2009
00011#AA1	4,212,719	2,105,098	2,107,621	2,105,098	2,106,360	09/30/2009
94985JBM1	9,858,656	7,806,976	2,051,680	7,806,976	7,900,000	09/30/2009
52520MGD9	8,418,688	6,465,075	1,953,613	6,465,075	1,342,816	09/30/2009
982512AC9	2,000,000	240,000	1,760,000	240,000	240,000	09/30/2009
92922FXB9	1,056,201	819,717	236,484	819,717	226,047	09/30/2009
61750CAT4	422,293	386,659	35,634	386,659	285,233	09/30/2009
46630VAS1	3,514,501	2,430,615	1,083,886	2,430,615	1,178,095	09/30/2009
12666CAF0	1,137,783	108,140	1,029,643	108,140	108,140	09/30/2009
07388LAQ3	3,688,803	2,664,161	1,024,642	2,664,161	670,209	09/30/2009
92922FHE1	5,909,853	4,959,175	950,678	4,959,175	4,238,455	09/30/2009
92978TAW1	2,259,889	1,534,166	725,723	1,534,166	431,440	09/30/2009
94983NAN3	3,823,387	3,108,005	715,382	3,108,005	1,264,882	09/30/2009
929766RC9	986,883	286,139	700,744	286,139	294,110	09/30/2009
760985XZ9	1,118,083	422,713	695,370	422,713	422,713	09/30/2009
41161PNC3	4,145,640	4,145,606	34	4,145,606	780,989	09/30/2009
32052LAT0	2,609,333	2,105,917	503,416	2,105,917	582,883	09/30/2009
126670ZM3	5,000,000	4,522,872	477,128	4,522,872	1,131,355	09/30/2009
362341EV7	1,873,949	1,449,004	424,945	1,449,004	644,672	09/30/2009
04544PAE9	5,500,000	5,078,219	421,781	5,078,219	1,932,007	09/30/2009
14986DAT7	5,019,721	4,640,950	378,771	4,640,950	836,312	09/30/2009
32052UAX1	2,215,022	1,840,129	374,893	1,840,129	331,534	09/30/2009
76113ABJ9	5,000,000	4,652,571	347,429	4,652,571	1,507,580	09/30/2009
07325NBR2	3,000,000	2,661,291	338,709	2,661,291	205,926	09/30/2009
45254TTZ7	4,000,000	3,680,351	319,649	3,680,351	1,296,632	09/30/2009
92922FVM7	1,528,813	1,214,899	313,914	1,214,899	866,598	09/30/2009
12669GJK8	3,912,446	3,640,807	271,639	3,640,807	1,668,658	09/30/2009
05949AF47	1,701,838	1,452,385	249,453	1,452,385	403,640	09/30/2009
22545LAT6	481,914	439,326	42,588	439,326	129,012	09/30/2009
81744FGG6	3,235,863	3,017,797	218,066	3,017,797	858,741	09/30/2009
760985XY2	1,823,208	1,612,669	210,539	1,612,669	788,427	09/30/2009
83611MDJ4	1,435,961	1,238,822	197,139	1,238,822	1,238,822	09/30/2009
07324SCV2	2,936,189	2,751,255	184,934	2,751,255	1,256,524	09/30/2009

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

20.  SSAP No. 43R: OTHER THAN TEMPORARY IMPAIRMENTS (CONTINUED)

CUSIP	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than-Temporary Impairment	Amortized Cost After Other-Than- Temporary Impairment	Fair Value at time of OTTI	Date of Financial Statement Where Reported

81744FHQ3	$ 2,014,843	$ 1,832,170	$ 182,673	$ 1,832,170	$ 586,803	09/30/2009
92978PAQ2	450,685	274,574	176,111	274,574	71,175	09/30/2009
07324MAF2	2,000,001	1,833,107	166,894	1,833,107	240,000	09/30/2009
161546HE9	8,046,825	7,882,684	164,141	7,882,684	3,986,115	09/30/2009
59020UNG6	3,116,869	2,958,347	158,522	2,958,347	1,244,393	09/30/2009
94982MAJ5	431,149	281,054	150,095	281,054	41,812	09/30/2009
83611MMK1	4,310,134	4,165,753	144,381	4,165,753	3,213,951	09/30/2009
61750WBD4	732,301	592,726	139,575	592,726	152,259	09/30/2009
17307GVL9	7,996,278	7,862,741	133,537	7,862,741	4,750,552	09/30/2009
05947U5C8	3,710,081	3,607,910	102,171	3,607,910	3,243,545	09/30/2009
57643LRK4	2,000,000	1,907,872	92,128	1,907,872	963,306	09/30/2009
058931BR6	11,371,571	11,283,550	88,021	11,283,550	1,973,481	09/30/2009
393505QZ8	3,816,034	3,729,647	86,387	3,729,647	2,983,040	09/30/2009
921796HD3	2,746,710	2,668,591	78,119	2,668,591	2,410,776	09/30/2009
07324MAH8	1,202,000	1,127,494	74,506	1,127,494	72,120	09/30/2009
70069FGB7	3,000,000	2,926,370	73,630	2,926,370	1,984,218	09/30/2009
30249YAC7	1,000,000	928,590	71,410	928,590	80,000	09/30/2009
07324YAK5	1,221,964	1,155,619	66,345	1,155,619	360,113	09/30/2009
86359BW98	2,000,000	1,934,091	65,909	1,934,091	1,109,004	09/30/2009
05949QBV6	9,345,379	9,281,254	64,125	9,281,254	2,695,278	09/30/2009
05946XGG2	14,811,796	14,750,498	61,298	14,750,498	10,657,216	09/30/2009
05948KDT3	7,338,265	7,281,442	56,823	7,281,442	4,117,024	09/30/2009
55265KZT9	2,663,503	2,607,377	56,126	2,607,377	1,235,036	09/30/2009
05948KRR2	6,003,719	5,948,027	55,692	5,948,027	2,965,353	09/30/2009
05948KTP4	2,450,491	2,396,695	53,796	2,396,695	2,396,695	09/30/2009
73316PAJ9	2,963,570	2,911,805	51,765	2,911,805	1,290,531	09/30/2009
949760AY8	2,000,521	1,951,714	48,807	1,951,714	1,107,708	09/30/2009
05948KDV8	1,589,017	1,543,043	45,974	1,543,043	294,134	09/30/2009
12667FD44	1,000,000	956,557	43,443	956,557	412,204	09/30/2009
94983QAL0	9,761,307	9,718,494	42,813	9,718,494	8,200,000	09/30/2009
05948KHW2	1,368,202	1,326,345	41,857	1,326,345	538,017	09/30/2009
294751FA5	3,732,993	3,691,195	41,798	3,691,195	1,645,545	09/30/2009
05948KCU1	4,934,707	4,893,451	41,256	4,893,451	2,892,012	09/30/2009
05948KDU0	3,365,059	3,324,479	40,580	3,324,479	1,399,368	09/30/2009
32027NNS6	1,894,230	1,853,732	40,498	1,853,732	1,059,058	09/30/2009
12669FXC2	2,231,806	2,192,100	39,706	2,192,100	622,285	09/30/2009
86359BV81	1,332,327	1,293,683	38,644	1,293,683	796,625	09/30/2009
32051GD77	4,057,716	4,020,725	36,991	4,020,725	457,353	09/30/2009
80382UAT0	1,382,139	1,346,185	35,954	1,346,185	639,116	09/30/2009
94983HAE6	6,949,595	6,916,514	33,081	6,916,514	6,481,074	09/30/2009

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

20.  SSAP No. 43R: OTHER THAN TEMPORARY IMPAIRMENTS (CONTINUED)

CUSIP	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than-Temporary Impairment	Amortized Cost After Other-Than- Temporary Impairment	Fair Value at time of OTTI	Date of Financial Statement Where Reported

161546GN0	$ 1,585,814	$ 1,552,789	$ 33,025	$ 1,552,789	$ 661,209	09/30/2009
05946XGH0	1,661,356	1,628,896	32,460	1,628,896	1,628,896	09/30/2009
73316PBB5	2,959,275	2,927,866	31,409	2,927,866	752,340	09/30/2009
05948KGM5	1,283,048	1,252,179	30,869	1,252,179	426,357	09/30/2009
36242DSU8	3,995,581	3,965,466	30,115	3,965,466	1,964,400	09/30/2009
36228FC61	2,466,883	2,438,890	27,993	2,438,890	1,619,877	09/30/2009
000780GM2	1,529,671	1,501,780	27,891	1,501,780	1,286,499	09/30/2009
32051GWZ4	3,793,221	3,765,374	27,847	3,765,374	1,607,941	09/30/2009
05948XDK4	2,064,327	2,039,416	24,911	2,039,416	1,612,303	09/30/2009
05948KJZ3	1,003,980	979,169	24,811	979,169	378,811	09/30/2009
05948KCC1	2,662,512	2,637,954	24,558	2,637,954	1,923,238	09/30/2009
76111XA60	3,419,200	3,394,730	24,470	3,394,730	504,814	09/30/2009
79548KA73	3,877,304	3,853,161	24,143	3,853,161	2,114,452	09/30/2009
05948KGL7	2,728,102	2,704,923	23,179	2,704,923	1,423,328	09/30/2009
172973YG8	1,778,018	1,755,723	22,295	1,755,723	1,253,287	09/30/2009
05948KHV4	2,903,736	2,882,005	21,731	2,882,005	1,314,819	09/30/2009
05948XUE9	9,079,088	9,057,459	21,629	9,057,459	6,666,364	09/30/2009
863576AT1	2,654,654	2,633,856	20,798	2,633,856	782,459	09/30/2009
12669FQF3	886,171	865,747	20,424	865,747	189,734	09/30/2009
76111XJA2	1,168,979	1,149,017	19,962	1,149,017	590,151	09/30/2009
05948XUF6	4,159,336	4,139,391	19,945	4,139,391	2,735,553	09/30/2009
75970QAF7	6,200,000	6,180,351	19,649	6,180,351	2,819,369	09/30/2009
59023NAS7	210,356	190,791	19,565	190,791	190,791	09/30/2009
1729734M8	2,110,476	2,092,667	17,809	2,092,667	217,727	09/30/2009
172973D89	1,200,206	1,182,572	17,634	1,182,572	570,730	09/30/2009
126673ZW5	6,892,709	6,875,193	17,516	6,875,193	1,428,106	09/30/2009
73316PGL8	3,097,204	3,081,154	16,050	3,081,154	1,011,781	09/30/2009
36242DNF6	1,916,862	1,900,875	15,987	1,900,875	753,653	09/30/2009
863576CV4	13,336,016	13,321,409	14,607	13,321,409	3,879,489	09/30/2009
126673DR0	5,504,724	5,490,616	14,108	5,490,616	2,961,121	09/30/2009
05948KNU9	3,517,370	3,505,447	11,923	3,505,447	1,546,716	09/30/2009
05946XTX1	1,272,012	1,260,090	11,922	1,260,090	320,030	09/30/2009
05948KHU6	6,776,820	6,764,966	11,854	6,764,966	4,227,900	09/30/2009
172973UY3	3,291,891	3,280,044	11,847	3,280,044	1,556,863	09/30/2009
76111XXX6	2,108,395	2,096,980	11,415	2,096,980	203,201	09/30/2009
12498NAB9	3,869,708	3,858,572	11,136	3,858,572	2,985,682	09/30/2009
76111XFN8	1,178,532	1,168,989	9,543	1,168,989	624,489	09/30/2009
05948KYD5	1,144,187	1,134,648	9,539	1,134,648	1,134,648	09/30/2009
9292275R3	4,623,774	4,614,688	9,086	4,614,688	3,566,745	09/30/2009
05949AYP9	1,481,161	1,472,139	9,022	1,472,139	264,908	09/30/2009

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

20.  SSAP No. 43R: OTHER THAN TEMPORARY IMPAIRMENTS (CONTINUED)

CUSIP	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than-Temporary Impairment	Amortized Cost After Other-Than- Temporary Impairment	Fair Value at time of OTTI	Date of Financial Statement Where Reported

126673P48	$ 3,698,052	$ 3,689,072	$ 8,980	$ 3,689,072	$ 897,646	09/30/2009
32051DL75	1,471,427	1,462,462	8,965	1,462,462	932,952	09/30/2009
05948KJY6	2,341,037	2,334,051	6,986	2,334,051	1,186,638	09/30/2009
126673JE3	2,928,643	2,921,722	6,921	2,921,722	913,718	09/30/2009
73316PCK4	1,213,795	1,207,016	6,779	1,207,016	545,252	09/30/2009
05948KST7	2,634,023	2,627,244	6,779	2,627,244	878,384	09/30/2009
04542BMW9	986,607	979,876	6,731	979,876	261,633	09/30/2009
73316PBA7	3,400,239	3,393,581	6,658	3,393,581	1,616,222	09/30/2009
04542BMV1	2,961,218	2,955,282	5,936	2,955,282	1,272,742	09/30/2009
76110WC87	2,782,895	2,776,966	5,929	2,776,966	1,207,355	09/30/2009
05946XFK4	2,305,673	2,299,746	5,927	2,299,746	1,380,840	09/30/2009
126673NF5	2,449,935	2,444,100	5,835	2,444,100	624,503	09/30/2009
76112BHZ6	4,500,508	4,495,205	5,303	4,495,205	967,537	09/30/2009
17309BAB3	4,460,319	4,455,085	5,234	4,455,085	2,760,754	09/30/2009
05948KVF3	1,895,405	1,890,433	4,972	1,890,433	652,633	09/30/2009
126673GC0	1,886,987	1,882,217	4,770	1,882,217	399,302	09/30/2009
76110WC79	1,987,831	1,983,803	4,028	1,983,803	989,420	09/30/2009
161546HW9	1,826,923	1,824,265	2,658	1,824,265	486,507	09/30/2009
17307GPH5	2,793,950	2,791,540	2,410	2,791,540	1,158,195	09/30/2009
12558MBM3	3,741,659	3,739,287	2,372	3,739,287	1,208,716	09/30/2009
126673ZZ8	918,957	916,600	2,357	916,600	101,071	09/30/2009
760985YX3	921,902	919,948	1,954	919,948	174,201	09/30/2009
000780KJ4	2,704,947	2,703,042	1,905	2,703,042	1,481,815	09/30/2009
76110WVS2	948,581	946,805	1,776	946,805	433,727	09/30/2009
55265KN62	4,216,252	4,214,523	1,729	4,214,523	3,158,209	09/30/2009
49436PAD7	8,114	6,463	1,651	6,463	18,750	09/30/2009
03072SQW8	2,411,577	2,410,465	1,112	2,410,465	324,128	09/30/2009
05948X5C1	1,329,548	1,329,210	338	1,329,210	494,543	09/30/2009
05949CQD1	7,029,101	7,028,946	155	7,028,946	6,117,840	09/30/2009
294751EL2	688,089	687,939	150	687,939	189,294	09/30/2009
76111XPF4	1,582,656	1,582,626	30	1,582,626	1,026,600	09/30/2009
52520MGD9	6,457,436	802,118	5,655,318	802,118	1,007,185	12/31/2009
05950VAV2	2,347,277	-	2,347,277	-	1,720,809	12/31/2009
19075CAL7	6,588,882	1,712,054	4,876,828	1,712,054	872,746	12/31/2009
12666CAF0	3,956,428	109,455	3,846,973	109,455	109,455	12/31/2009
92977QAQ1	1,630,057	1,214,832	415,225	1,214,832	803,782	12/31/2009
46630JBN8	2,507,276	-	2,507,276	-	521,355	12/31/2009
14986DAU4	1,304,079	1,020,551	283,528	1,020,551	692,779	12/31/2009
46625YWL3	3,850,659	190,383	3,660,276	190,383	960,272	12/31/2009
20173QAR2	5,017,973	1,584,996	3,432,977	1,584,996	724,486	12/31/2009

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

20.  SSAP No. 43R: OTHER THAN TEMPORARY IMPAIRMENTS (CONTINUED)

CUSIP	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than-Temporary Impairment	Amortized Cost After Other-Than- Temporary Impairment	Fair Value at time of OTTI	Date of Financial Statement Where Reported

92978TAM3	$ 3,382,212	$ 384,005	$ 2,998,207	$ 384,005	$ 701,486	12/31/2009
939336Y31	591,631	331,868	259,763	331,868	331,868	12/31/2009
039279AD6	2,913,397	93,038	2,820,359	93,038	462,400	12/31/2009
92978PAR0	1,022,473	835,535	186,938	835,535	657,536	12/31/2009
46629YAR0	1,812,715	-	1,812,715	-	881,574	12/31/2009
50179MAR2	6,120,728	2,412,499	3,708,229	2,412,499	984,643	12/31/2009
92976UAE0	787,206	-	787,206	-	776,158	12/31/2009
55313KAK7	3,111,989	1,186,450	1,925,539	1,186,450	529,488	12/31/2009
46630VAS1	2,430,615	1,597,543	833,072	1,597,543	965,910	12/31/2009
14986DAT7	4,640,950	3,137,985	1,502,965	3,137,985	828,309	12/31/2009
92922FXB9	328,528	210,089	118,439	210,089	210,089	12/31/2009
46629MAU9	5,229,909	3,788,101	1,441,808	3,788,101	984,955	12/31/2009
76111XA60	1,724,371	505,901	1,218,470	505,901	505,901	12/31/2009
92978TAW1	1,534,165	1,044,074	490,091	1,044,074	298,409	12/31/2009
46630EAP5	1,784,701	-	1,784,701	-	1,427,915	12/31/2009
12513YAS9	977,144	707,933	269,211	707,933	463,176	12/31/2009
929766TU7	3,005,384	2,020,496	984,888	2,020,496	1,228,252	12/31/2009
929766RC9	286,139	30,699	255,440	30,699	397,716	12/31/2009
03927PAG3	967,933	26,498	941,435	26,498	102,500	12/31/2009
83611MDJ4	1,920,970	1,287,577	633,393	1,287,577	1,287,577	12/31/2009
32052UAX1	657,866	335,246	322,620	335,246	335,246	12/31/2009
36242D7Y3	4,616,450	3,994,454	621,996	3,994,454	1,528,751	12/31/2009
03927PAE8	4,025,740	3,513,463	512,277	3,513,463	1,061,813	12/31/2009
161546HW9	932,751	433,836	498,915	433,836	433,836	12/31/2009
126670ZM3	4,522,872	4,521,697	1,175	4,521,697	1,733,065	12/31/2009
04544PAE9	5,078,219	5,045,815	32,404	5,045,815	1,741,718	12/31/2009
05948KVF3	1,082,955	637,052	445,903	637,052	637,052	12/31/2009
81744FHQ3	521,191	268,780	252,411	268,780	268,780	12/31/2009
12669GJK8	3,586,261	3,542,023	44,238	3,542,023	1,408,487	12/31/2009
92978PAQ2	274,574	136,922	137,652	136,922	74,128	12/31/2009
04542BMW9	492,332	228,941	263,391	228,941	228,941	12/31/2009
81744FGG6	1,336,150	1,331,444	4,706	1,331,444	1,331,444	12/31/2009
76111J6G4	1,299,758	1,093,144	206,614	1,093,144	583,775	12/31/2009
59020UNG6	1,221,083	1,215,962	5,121	1,215,962	1,215,962	12/31/2009
12667FD44	956,556	853,903	102,653	853,903	415,403	12/31/2009
32051GD77	515,097	411,794	103,303	411,794	411,794	12/31/2009
12669FXC2	2,158,004	2,069,445	88,559	2,069,445	509,396	12/31/2009
05946XGG2	14,568,401	14,508,165	60,236	14,508,165	10,355,641	12/31/2009
393505QZ8	3,834,016	3,729,647	104,369	3,729,647	3,185,172	12/31/2009
86359BW98	1,934,092	1,928,966	5,126	1,928,966	1,194,206	12/31/2009

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

20.  SSAP No. 43R: OTHER THAN TEMPORARY IMPAIRMENTS (CONTINUED)

CUSIP	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than-Temporary Impairment	Amortized Cost After Other-Than- Temporary Impairment	Fair Value at time of OTTI	Date of Financial Statement Where Reported

05946XGH0	$ 1,146,994	$ 1,114,628	$ 32,366	$ 1,114,628	$ 1,114,628	12/31/2009
05948KTP4	1,352,946	1,351,720	1,226	1,351,720	1,351,720	12/31/2009
94983QAL0	9,718,495	9,708,975	9,520	9,708,975	8,800,000	12/31/2009
73316PBB5	815,103	801,523	13,580	801,523	801,523	12/31/2009
80382UAT0	1,174,916	1,171,632	3,284	1,171,632	570,286	12/31/2009
000780AX4	1,332,875	1,297,611	35,264	1,297,611	463,084	12/31/2009
94984EAD4	8,881,011	8,849,306	31,705	8,849,306	8,212,374	12/31/2009
69335YAJ5	2,700,687	2,670,388	30,299	2,670,388	1,128,164	12/31/2009
94982FAS0	7,801,857	7,775,269	26,588	7,775,269	2,712,794	12/31/2009
05948KCC1	2,598,158	2,598,122	36	2,598,122	1,855,173	12/31/2009
79548KA73	3,853,161	3,852,829	332	3,852,829	2,101,269	12/31/2009
863576AT1	307,409	305,817	1,592	305,817	305,817	12/31/2009
05948KHV4	1,285,785	1,285,647	138	1,285,647	1,285,647	12/31/2009
94982QAE7	1,824,206	1,805,617	18,589	1,805,617	1,805,617	12/31/2009
1729734M8	232,824	232,362	462	232,362	232,362	12/31/2009
863576CV4	3,816,873	3,813,277	3,596	3,813,277	3,813,277	12/31/2009
05948KHU6	6,663,738	6,659,494	4,244	6,659,494	4,099,059	12/31/2009
466247HF3	324,064	309,427	14,637	309,427	309,427	12/31/2009
73316PBS8	7,374,627	7,360,511	14,116	7,360,511	3,870,072	12/31/2009
73316PCL2	249,414	235,528	13,886	235,528	235,528	12/31/2009
05948KYD5	1,124,112	1,120,866	3,246	1,120,866	1,120,866	12/31/2009
05948KST7	867,584	865,700	1,884	865,700	865,700	12/31/2009
73316PBA7	3,393,581	3,391,850	1,731	3,391,850	1,559,969	12/31/2009
466247HG1	298,770	297,709	1,061	297,709	297,709	12/31/2009
05948X5C1	1,290,122	1,290,072	50	1,290,072	468,637	12/31/2009
74041AAD5	10,000,249	6,900,249	3,100,000	6,900,249	2,912,500	12/31/2009
Total	$ 3,207,854,633	$ 2,555,666,406	$ 652,188,244	$ 2,555,666,406	$ 2,060,302,724

PART C

ITEM 26.  EXHIBITS

A.
Resolution of the Board of Directors of Sun Life Assurance Company of Canada (U.S.), dated October 29, 1998, authorizing the establishment of Sun Life of Canada (U.S.) Variable Account I (Incorporated herein by reference to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form S-6, File No. 333-68601, filed with the Securities and Exchange Commission on December 9, 1998.)

B.	None.

C.
(1) Principal Underwriting Agreement (Incorporated herein by reference to Post-Effective Amendment No. 11 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-100829, filed with the Securities and Exchange Commission on April 30, 2009.)

(2) Amendment One to the Principal Underwriting Agreement (Incorporated herein by reference to Post-Effective Amendment No. 11 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-100829, filed with the Securities and Exchange Commission on April 30, 2009.)

(3) Amendment Two to Principal Underwriting Agreement. (Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-100829, filed with the Securities and Exchange Commission on April 27, 2010.)

(4) Amendment Three to Principal Underwriting Agreement. (Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-100829, filed with the Securities and Exchange Commission on April 27, 2010.)

(5) Sales Operations and General Agent Agreement.  (Incorporated herein by reference to Post-Effective Amendment No. 22 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form N-6, File No. 333-65048, filed with the Securities and Exchange Commission on April 27, 2012.)

D.
(1)  Flexible Premium Combination Fixed and Variable Life Insurance Policy.  (Incorporated herein by reference to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-143354, filed with the Securities and Exchange Commission on May 30, 2007.)

(2)  Accelerated Death Benefit Rider (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form S-6, File No. 333-68601, filed with the Securities and Exchange Commission on April 27, 1999.)

(3)  Payment of Stipulated Premium Rider (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form S-6, File No. 333-68601, filed with the Securities and Exchange Commission on April 27, 1999.)

(4)  Waiver of Monthly Deductions (Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-143353, filed with the Securities and Exchange Commission on September 19, 2007.)

(5)  Supplemental Insurance Rider (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form S-6, File No. 333-68601, filed with the Securities and Exchange Commission on February 12, 2001.)

(6)  Charitable Giving Benefit Rider.  (Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-143353, filed with the Securities and Exchange Commission on September 19, 2007.)

(7)  Enhanced Cash Surrender Value Rider. (Incorporated herein by reference to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-143354, filed with the Securities and Exchange Commission on May 30, 2007.)

(8)  Loan Lapse Protection Rider. (Incorporated herein by reference to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-143354, filed with the Securities and Exchange Commission on May 30, 2007.)

(9)  Long Term Accumulation Rider. (Incorporated herein by reference to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-143354, filed with the Securities and Exchange Commission on May 30, 2007.)

(10) Travel Assistance Endorsement. (Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-143353, filed with the Securities and Exchange Commission on September 19, 2007.)

(11)  Supplemental Insurance Rider. (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-143354, filed with the Securities and Exchange Commission on October 7, 2008.)

E.
(1) Application for Flexible Premium Combination Fixed and Variable Life Insurance Policy. (Incorporated herein by reference to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-143354, filed with the Securities and Exchange Commission on May 30, 2007.)

(2) Application For Scheduled Increases. (Incorporated herein by reference to Post-Effective Amendment No. 6 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 143354, filed with the Securities and Exchange Commission on April 27, 2010.)

F.
(1)  Certificate of Incorporation of Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to the Depositor's Form 10-K, File No. 333-82824, filed with the Securities and Exchange Commission on March 29, 2004.)

(2)  Bylaws of the Depositor, as amended March 19, 2004 (Incorporated herein by reference to the Depositor's Form 10-K, File No. 333-82824, filed with the Securities and Exchange Commission on March 29, 2004.)

G.
Specimen Reinsurance Contract. (Incorporated herein by reference to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-100829, filed with the Securities and Exchange Commission on October 30, 2002.)

H.           (1)      Participation Agreement, dated February 17, 1998, by and among AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., Sun Life Assurance Company of Canada (U.S.), and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4, Exhibit 8d, File No. 333-82957, filed with the Securities and Exchange Commission on February 3, 2000.)

(2)      Amended and Restated Participation Agreement, dated September 1, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Variable Insurance Products Fund and Fidelity Distributors Corporation (Incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4, Exhibit 8g, File No. 333-83516, filed with the Securities and Exchange Commission on April 28, 2005.)

(3)      Participation Agreement, dated May 1, 2001, by and among Sun Life Assurance Company of Canada (U.S.), Clarendon Insurance Agency, Inc., Alliance Capital Management L.P. and Alliance Fund Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 10 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4, Exhibit 8k, File No. 333-82957, filed with the Securities and Exchange Commission on April 23, 2004.)

(4)      Participation Agreement, dated September 16, 2002, by and among the Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc, Sun Life Insurance and Annuity Company of New York and Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to the Registration Statement of KBL Variable Account A on Form N-4, Exhibit 8g, File No. 333-102278, filed with the Securities and Exchange Commission on December 31, 2002.)

(5)      Participation Agreement, dated February 17, 1998, by and among Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co., and Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to Post-Effective Amendment No. 13 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4, Exhibit 8b, File No. 033-41628, filed with the Securities and Exchange Commission on April 26, 1999.)

(6)      Participation Agreement, dated July 15, 2002, by and among Sun Life Assurance Company of Canada (U.S.), Deutsche Asset Management VIT Funds and Deutsche Asset Management, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, Exhibit 8o, File No. 333-65048, filed with the Securities and Exchange Commission on July 3, 2002.)

(7)      Participation Agreement, dated September 30, 2002, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, First Eagle Sogen Variable Funds, Inc. and Arnhold and S. Bleichroeder, Inc. (Incorporated herein by reference to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-143354, filed with the Securities and Exchange Commission on May 30, 2007.)

(8)
Participation Agreement, dated September 16, 2002, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, PIMCO Variable Insurance Trust and PIMCO Funds Distributors LLC. (Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, Exhibit H10, File No. 333-59662, filed with the Securities and Exchange Commission on February 26, 2003.)

(9)    Participation Agreement, dated December 1, 2004, by and among Wanger Advisors Trust, Columbia Funds Distributor, Inc., Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York.  (Incorporated herein by reference to the Registration Statement of Sun Life (N.Y.) Variable Account J on Form N-6, Exhibit H20, File No. 333-136435, filed with the Securities and Exchange Commission on August 9, 2006.)

(10)
Participation Agreement, dated August 6, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Van Kampen Life Investments Trust, Van Kampen Funds Inc., Van Kampen Asset Management. (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, Exhibit H16, File No. 333-100831, filed with the Securities and Exchange Commission on April 29, 2005.)

(11)
Participation Agreement, dated December 31, 2002, by and among Oppenheimer Variable Account Funds, OppenheimerFunds, Inc. and Sun Life Assurance Company of Canada (U.S.). (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, Exhibit H17, File No. 333-100831, filed with the Securities and Exchange Commission on April 29, 2005.)

(12)     Restated Participation Agreement, dated April 1, 2007, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, Independence Life and Annuity Company, Columbia Funds Variable Insurance Trust I, Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. (Incorporated herein by reference to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, Exhibit H15, File No. 333-143353, filed with the Securities and Exchange Commission on May 30, 2007.)

(13)
Participation Agreement, dated April 1, 2007, by and among Sun Life Assurance Company of Canada (U.S.), M Fund, Inc., M Financial Investment Advisers, Inc. and Sun Life Insurance and Annuity Company of New York. (Incorporated herein by reference to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-143354, filed with the Securities and Exchange Commission on May 30, 2007.)

(14)
Participation Agreement, dated May 13, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Merrill Lynch Variable Series Funds, Inc., Merrill Lynch Investment Managers, L.P. and FAM Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form N-6, File No. 333-111688, filed with the Securities and Exchange Commission on December 30, 2005.)

(15)    Participation Agreement, dated May 1, 2004, by and among Sun Life Assurance Company of Canada (U.S.), The Universal Institutional Funds, Inc., Morgan Stanley & Co. Incorporated and Morgan Stanley Investment Management Inc. (Incorporated herein by reference to Post-Effective Amendment 5 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form N-6, File No. 333-111688, filed with the Securities and Exchange Commission on April 27, 2007.)

(16)
Participation Agreement, dated December 10, 2012, by and among MFS Variable Insurance Trusts I, II and III, Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York and Massachusetts Financial Services Company. (Incorporated herein by reference to Post-Effective Amendment No. 24 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form N-6, File No. 333-65048, filed with the Securities and Exchange Commission on December 10, 2012.)

I.
Third Party Administration Agreement between Sun Life Assurance Company of Canada (U.S.) and McCamish Systems, LLC.  (Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-143354, filed with the Securities and Exchange Commission on October 10, 2007.)

J. (1)	Powers of Attorney.

(2)           Resolution of the Board of Directors of the Depositor dated April 11, 2013, authorizing the use of Powers of Attorney for Officer signatures. (Incorporated herein by reference to Post-Effective Amendment No. 47 to the Registration Statement on Form N-4, File No. 333-83516, filed with the Securities and Exchange Commission on April 29, 2013.)

K.	Legal Opinion.

L.           None.

M.           None.

N.           Consents of Deloitte & Touche LLP.

O.           None.

P.           None.

Q.           None.

ITEM 27.  DIRECTORS AND OFFICERS OF THE DEPOSITOR

Name and Principal Business Address	Positions and Offices With Depositor
Thomas A. Bogart Sun Life Assurance Company of Canada 150 King Street West Toronto, ON M5H 1J9	Director
Larry R. Madge Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Director
Scott M. Davis Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Director and Senior Vice President and General Counsel
Westley V. Thompson Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Chairman and Director and President, SLF U.S.
Stephen C. Peacher Sun Life Assurance Company of Canada 150 King Street West Toronto Ontario Canada M5H 1J9	Executive Vice President and Chief Investment Officer
Fred M. Tavan Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Vice President and Chief Actuary
Kerri A. Ansello Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Senior Counsel and Secretary
Sean N. Woodroffe Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Vice President, Human Resources
David J. Healy Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Senior Vice President, Sun Life Financial U.S. Operations
Kenneth A. McCullum Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Senior Vice President and General Manager, Life and Annuities, Inforce Management and Director
Colm J. Freyne Sun Life Assurance Company of Canada 150 King Street West Toronto, ON M5H 1J9	Director

Keith Gubbay Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Senior Vice President and Chief Financial Officer and Treasurer
Keith Gubbay Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Senior Vice President and Chief Financial Officer and Treasurer

Senior Vice President and Chief Financial Officer and Treasurer	Senior Vice President and Chief Financial Officer and Treasurer
Senior Vice President and Chief Financial Officer and Treasurer	Senior Vice President and Chief Financial Officer and Treasurer

ITEM 28.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT

No person is directly or indirectly controlled by the Registrant.  The Registrant is a separate account of Sun Life Assurance Company of Canada (U.S.), which is ultimately controlled by Sun Life Financial.

The organization chart of Sun Life Financial is incorporated by reference to Post-Effective Amendment No. 47 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4, File No. 333-83516, filed April 29, 2013.

None of the companies listed in such organization chart is a subsidiary of the Registrant; therefore, the only financial statements being filed are those of Sun Life Assurance Company of Canada (U.S.).

ITEM 29.  INDEMNIFICATION

Pursuant to Section 145 of the Delaware Corporation Law, Article 8 of the By-laws of Sun Life Assurance Company of Canada (U.S.) provides for the indemnification of directors, officers and employees of Sun Life Assurance Company of Canada (U.S.).  Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Sun Life Assurance Company of Canada (U.S.) pursuant to the certificate of incorporation, by-laws, or otherwise, Sun Life (U.S.) has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by Sun Life (U.S.) of expenses incurred or paid by a director, officer, controlling person of Sun Life (U.S.) in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Sun Life (U.S.) will submit to a court of appropriate jurisdiction the question whether such indemnification by them is against public policy as expressed in the Act, unless in the opinion of their counsel the matter has been settled by controlling precedent, and will be governed by the final adjudication of such issue.

ITEM 30.  PRINCIPAL UNDERWRITERS

(a)  Clarendon Insurance Agency, Inc., which is a wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.), acts as general distributor for the Registrant, Sun Life of Canada (U.S.) Variable Accounts C, D, E, F, G, K and L, Keyport Variable Account A, KMA Variable Account, Keyport Variable Account I, KBL Variable Account A, KBL Variable Annuity Account and Sun Life (N.Y.) Variable Accounts A, B, C, D and N.

(b)
Name and Principal	Position and Offices
Business Address*	with Underwriter

Kenneth A. McCullum	President and Director
Scott M. Davis	Director
Larry R. Madge	Director
Paul Finnegan	Anti-Money Laundering Compliance Officer
Michael S. Bloom	Assistant Secretary
Kathleen T. Baron	Chief Compliance Officer
William T. Evers	Assistant Vice President and Senior Counsel
Jane F. Jette	Financial/Operations Principal and Treasurer
Michelle A. Greco	Senior Counsel
Jie Cheng Kerri R. Ansello Maryellen Percuoco	Tax Assistant Vice President Secretary Assistant Secretary

*The principal business address of all directors and officers of the principal underwriter is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

(c)  Not applicable.

ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained, in whole or in part, by Sun Life Assurance Company of Canada (U.S.) at its offices at One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481 or at the offices of Clarendon Insurance Agency, Inc., at One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

ITEM 32.  MANAGEMENT SERVICES

Not applicable.

ITEM 33.  FEE REPRESENTATION

Sun Life Assurance Company of Canada (U.S.)("Sun Life of Canada (U.S.)") hereby represents that the aggregate fees and charges under the Policy are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Sun Life of Canada (U.S.).

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment to the Registration Statement and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf, in the Town of Wellesley Hills, and Commonwealth of Massachusetts on this 29th day of April, 2013.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(Registrant)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Depositor)

By: ___/s/ Westley V. Thompson*______________
Westley V. Thompson
President, SLF U.S.

Attest:	__/s/ Kenneth N. Crowley_________________
Kenneth N. Crowley
Senior Counsel

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities with the Depositor, Sun Life Assurance Company of Canada (U.S.), and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ Westley V. Thompson*	Chairman and Director and President, SLF U.S.	April 29, 2013
Westley V. Thompson	(Principal Executive Officer)

/s/ Keith Gubbay*	Senior Vice President and Chief Financial	April 29, 2013
Keith Gubbay	Officer and Treasurer
(Principal Financial Officer)

/s/ Vincent A. Montiverdi*	Vice President and Controller	April 29, 2013
Vincent A. Montiverdi	(Principal Accounting Officer)

*By: /s/ Kenneth N. Crowley	Attorney-in-Fact for:	April 29, 2013
Kenneth N. Crowley
Kenneth A. McCullum, Director
Scott M. Davis, Director
Thomas A. Bogart, Director
Colm J. Freyne, Director Larry R. Madge, Director

*Kenneth N. Crowley has signed this document on the indicated date on behalf of the above Directors and Officers for the Depositor pursuant to powers or attorney duly executed by such persons and a resolution of the Board of Directors authorizing use of powers of attorney for Officer signatures.  Resolution of the Board of Directors is incorporated herein by reference to Post-Effective Amendment No. 47 to the Registration Statement on Form N-4, File No. 333-83516, filed on April 27, 2012.  Powers of attorney are enclosed herein.

EXHIBIT INDEX

J1	Powers of Attorney

K	Legal Opinion

N	Consents of Deloitte & Touche LLP

Representation of Counsel Pursuant to Rule 485(b)